UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OR THE SECURITIES EXCHANGE ACT OF 1934

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Vulcan Infrastructure and Power Inc.
(Name of Registrant as Specified In Its Charter)

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PRELIMINARY INFORMATION STATEMENT – SUBJECT TO COMPLETION
DATED AUGUST 5, 2026

VULCAN INFRASTRUCTURE AND POWER INC.

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

Dear Vulcan Infrastructure and Power Inc. Stockholders:

The accompanying information statement (the “Information Statement”) is being distributed to the holders of record of Class A common stock, par value $0.0001 per share (our “Class A common stock”), and Class B common stock, par value $0.0001 per share (our “Class B common stock” and, together with our Class A common stock, our “common stock”), of Vulcan Infrastructure and Power Inc., a Delaware corporation (formerly Greenidge Generation Holdings Inc.) (the “Company,” “we,” “us” or “our”), as of the close of business on July 17, 2026, the date established by our Board of Directors (the “Board”) as the record date (the “Record Date”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including Rule 14c-2.

The purpose of the Information Statement is to inform stockholders as of the Record Date that stockholders controlled by Atlas Capital Resources GP LLC, which collectively held a majority of the voting power of our outstanding capital stock entitled to vote at a meeting of stockholders as of the Record Date (collectively, the “Majority Stockholders”), acting by written consent in lieu of a meeting on July 19, 2026 (the “Stockholder Consent”), approved the following actions:

1.	For purposes of satisfying the stockholder approval requirements of Nasdaq Listing Rule 5635(b), the issuance in connection with a private investment in public equity financing transaction (the “PIPE Transaction”) of:
(i)	17,146,190 shares of Class A common stock (the “PIPE Shares”);
(ii)	a senior secured convertible promissory note in the principal amount of $10,000,000 (the “MIG Convertible Note”) and the shares of our Class A common stock issuable upon conversion in accordance with the terms thereof (the “MIG Conversion Shares”); and
(iii)	a three-year warrant (the “MIG Warrant”) to purchase shares of our Class A common stock and the 1,754,386 shares of our Class A common stock issuable upon exercise in accordance with the terms thereof (the “MIG Warrant Shares” and, collectively with the PIPE Shares, MIG Convertible Note, MIG Conversion Shares, MIG Warrant and MIG Warrant Shares, the “PIPE Securities”).
2.	For purposes of satisfying the stockholder approval requirements of Nasdaq Listing Rule 5635(c), the amendment and restatement of our Third Amended and Restated 2021 Equity Incentive Plan (the “Existing Plan” and, as amended and restated, the “New Plan”) to increase in the maximum aggregate number of shares of our Class A common stock authorized for issuance thereunder by 2,500,000 shares, from 2,583,111 shares of Class A common stock authorized for issuance under the Existing Plan to 5,083,111 shares of Class A common stock authorized for issuance under the New Plan (such increase, the “Authorized Share Increase”).

As of the close of business on the Record Date, there were 15,400,548 shares of our Class A common stock and 2,733,394 shares of our Class B common stock outstanding. The Majority Stockholders beneficially owned an aggregate of 1,505,351 shares of Class A common stock and 2,680,031 shares of Class B common stock, representing approximately 23.1% of our outstanding capital stock and approximately 66.2% of the total voting power of our outstanding capital stock.

The Information Statement is being furnished to our stockholders as of the Record Date, pursuant to Section 228(e) of the Delaware General Corporation Law (the “DGCL”) and Section 14(c) of the Exchange Act, and the rules and regulations promulgated thereunder, solely for the purpose of informing stockholders of the actions approved by the Stockholder Consent. In accordance with Rule 14c-2 under the Exchange Act, the actions approved by the Stockholder Consent will not become effective until at least 20 calendar days following the date on which the Information Statement is first sent or given to our stockholders.

The Information Statement is being mailed to stockholders of record on or about August , 2026.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS NOTICE AND THE ACCOMPANYING INFORMATION STATEMENT ARE BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We encourage you to read the Information Statement in its entirety, including the annexes attached thereto, as it contains important information about the PIPE Transaction and the New Plan.

By Order of the Board of Directors:

By:
	Name:	Jordan Kovler
	Title:	Chief Executive Officer and Director

August , 2026

NOTICE ABOUT INFORMATION CONTAINED IN THIS INFORMATION STATEMENT

You should assume that the information in this Information Statement or any supplement is accurate only as of the date of this Information Statement. Our business, financial condition, results of operations and prospects may have changed since that date and may change again.

This Information Statement contains unaudited pro forma financial information. The pro forma information is presented for illustrative purposes only and does not purport to represent what our actual results of operations, financial condition or capitalization would have been had the transactions described herein been completed on the dates assumed, nor is it necessarily indicative of future results. The assumptions underlying the pro forma information are described in the applicable sections of this Information Statement and should be read in conjunction with our audited financial statements and related notes and other financial information incorporated by reference herein.

This Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

PRELIMINARY INFORMATION STATEMENT – SUBJECT TO COMPLETION
DATED AUGUST 5, 2026

VULCAN INFRASTRUCTURE AND POWER INC.

INFORMATION STATEMENT

AUGUST , 2026

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

PURPOSE OF INFORMATION STATEMENT

This Information Statement advises our stockholders as of the Record Date of actions taken by the Majority Stockholders, which held a majority of the total voting power of our outstanding capital stock entitled to vote at a meeting of stockholders as of the Record Date, acting by written consent in lieu of a meeting of stockholders on July 19, 2026, to approve (i) for purposes of satisfying the stockholder approval requirements of Nasdaq Listing Rule 5635(b), the issuance of the PIPE Securities in connection with the PIPE Transaction (the “PIPE Issuance”) and (ii) for purposes of satisfying the stockholder approval requirements of Nasdaq Listing Rule 5635(c), the New Plan, which increases the maximum aggregate number of shares of our Class A common stock authorized for issuance thereunder by 2,500,000 shares, from 2,583,111 shares of Class A common stock authorized for issuance under the Existing Plan to 5,083,111 shares of Class A common stock authorized for issuance under the New Plan.

The Information Statement, which describes the PIPE Transaction, the PIPE Issuance, the New Plan and the Authorized Share Increase in more detail and provides our stockholders with additional information, is being furnished to stockholders as of the Record Date for informational purposes only pursuant to Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder. Under the DGCL, our amended and restated certificate of incorporation and our amended and restated bylaws, each as amended to date, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting and by written consent to the extent permitted by and in the manner provided by Section 228 of the DGCL. The Stockholder Consent is sufficient to approve the PIPE Issuance and the New Plan, and no other stockholder’s approval is required or necessary.

In accordance with Rule 14c-2 under the Exchange Act, the actions approved by the Stockholder Consent will not become effective until at least 20 calendar days following the date on which the Information Statement is first sent or given to our stockholders. The Information Statement is being mailed to stockholders of record on or about August , 2026.

SUMMARY OF ACTIONS TAKEN BY WRITTEN CONSENT

Action 1: Approval of the Issuance of the PIPE Securities in connection with the PIPE Transaction

On July 19, 2026, the Majority Stockholders approved, for purposes of satisfying the stockholder approval requirements of Nasdaq Listing Rule 5635(b), the issuance of the PIPE Securities in connection with the PIPE Transaction. Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the company. The Nasdaq Stock Market LLC (“Nasdaq”) deems a change of control to occur when, as a result of an issuance, an investor or a group acquires, or has the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the issuer, and such ownership or voting power would be the largest ownership position in the issuer. The Board determined that stockholder approval is required under Nasdaq Listing Rule 5635(b) in connection with the PIPE Transaction because the issuance of the PIPE Shares and the potential issuance of the MIG Conversion Shares upon conversion of the MIG Convertible Note and the MIG Warrant Shares upon exercise of the MIG Warrant, in each case as contemplated by the PIPE Transaction, would result in a “change of control” under Nasdaq Listing Rule 5635(b). See “Description of the PIPE Transaction” for additional information.

Action 2: Approval and Adoption of the Fourth Amended and Restated 2021 Equity Incentive Compensation Plan

On July 19, 2026, the Majority Stockholders approved, for purposes of satisfying the stockholder approval requirements of Nasdaq Listing Rule 5635(c), the New Plan, which includes the Authorized Share Increase. Nasdaq Listing Rule 5635(c) requires stockholder approval prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants, subject to certain exceptions. The Board determined that stockholder approval was required under Nasdaq Listing Rule 5635(c) for the New Plan because the New Plan amends and restates the Existing Plan, materially increases the number of shares of our Class A common stock authorized for issuance thereunder, and permits officers, directors, employees and consultants to participate. See “Description of the Fourth Amended and Restated 2021 Equity Incentive Plan” for additional information.

VOTES REQUIRED

The Board is not soliciting any consents or proxies from stockholders in connection with the PIPE Transaction, the PIPE Issuance, the New Plan or the Authorized Share Increase, and no action is required or requested from stockholders in connection therewith. The approval required for the PIPE Issuance and the New Plan was the affirmative vote of the holders of a majority of the total voting power of our outstanding capital stock entitled to vote at a meeting of stockholders as of the Record Date. Holders of our Class A common stock are entitled to one vote per share of Class A common stock held of record, and holders of our Class B common stock are entitled to 10 votes per share of Class B common stock held of record.

Section 228 of the DGCL and Section 2.11 of our Amended and Restated Bylaws provide that our stockholders may act by written consent without a meeting if such stockholders hold the number of shares representing not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. As of the close of business on the Record Date, there were 15,400,548 shares of our Class A common stock and 2,733,394 shares of our Class B common stock outstanding. Of those shares, 1,505,351 shares of Class A common stock and 2,680,031 shares of Class B common stock, representing approximately 23.1% of our outstanding capital stock and approximately 66.2% of the total voting power of our outstanding capital stock, were held by the Majority Stockholders, which approved the PIPE Issuance and the New Plan pursuant to the Stockholder Consent.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements for purposes of federal securities laws. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “expect,” “foresee,” “intend,” “plan,” “may,” “will,” “would,” “could,” “should” and the negative of these terms or other similar expressions. Forward-looking statements in this Information Statement include, among other things, statements regarding our artificial intelligence (“AI”) and high-performance computing (“HPC”) infrastructure transition strategy, the PIPE Transaction described herein, including the proposed timing and steps contemplated in respect of the PIPE Transaction, the use of proceeds from the PIPE Transaction, the anticipated redemption of our outstanding Senior Notes (as defined herein), our business plan, business strategy and operations in the future, the anticipated benefits of the PIPE Transaction, the expected effects of the New Plan (as defined herein) and other statements that are not historical facts. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to: the risk that the PIPE Transaction may not close on a timely basis, or at all, due to the failure to satisfy one or more closing conditions; the risk that the anticipated benefits of the PIPE Transaction may not be realized; the risk that we may be unable to successfully execute our transition to an AI/HPC infrastructure platform; risks related to our ability to attract and retain qualified personnel; risks related to our ability to identify, acquire and develop powered land and related infrastructure assets; the risk that we may not be able to redeem the Senior Notes on the terms or timeline currently anticipated; changes in general economic conditions, the cryptocurrency mining industry, the data center industry or the energy markets; and other risks and uncertainties described in Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025, as may be amended or supplemented from time to time, and our other filings with the Securities and Exchange Commission (the “SEC”). Consequently, all of the forward-looking statements made in this Information Statement are qualified by the information contained under this caption and elsewhere in this Information Statement. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. Undue reliance should not be placed on these forward-looking statements. All forward-looking statements speak only as of the date of this Information Statement and, unless otherwise required by U.S. federal securities laws, we do not assume any duty to update or revise any forward-looking statements included in this Information Statement, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date hereof.

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DESCRIPTION OF THE PIPE TRANSACTION

Overview

On July 19, 2026, we entered into the following subscription agreements in connection with the PIPE Transaction:

(i)	the Subscription Agreement, dated as of July 19, 2026 (the “MIG Subscription Agreement”), between us and MIG REF II INFR, LLC (“MIG”), an affiliate of Machine Investment Group, LP, pursuant to which, among other things, we agreed to issue and sell to MIG (i) 2,923,976 shares of our Class A common stock (the “MIG Shares”), (ii) the MIG Convertible Note, which is convertible into the MIG Conversion Shares, and (iii) the MIG Warrant to purchase 1,754,386 MIG Warrant Shares at an exercise price of $1.71 per share, subject to adjustment as provided therein, for an aggregate purchase price of $15,000,000;
(ii)	the Subscription Agreement, dated as of July 19, 2026 (the “Atlas Subscription Agreement”), between us and Atlas GREE Investment Holdco LLC (“Atlas”), an affiliate of Atlas Holdings LLC, pursuant to which, among other things, we agreed to issue and sell to Atlas 2,923,976 shares of our Class A common stock (the “Atlas Shares”) for an aggregate purchase price of $5,000,000;
(iii)	the Subscription Agreement, dated as of July 19, 2026 (the “Conversant Subscription Agreement”), between us and Conversant PIF Aggregator A LP (“Conversant”), an affiliate of Conversant Capital, LLC and as nominee for the Beneficiaries Conversant Private Investment Fund, L.P., Conversant Private Investment Fund TE, L.P., Conversant Private Investment Fund F, L.P. and Conversant Private Investment Fund 892, L.P., pursuant to which, among other things, we agreed to issue and sell to Conversant 3,479,532 shares of our Class A common stock (the “Conversant Shares”) for an aggregate purchase price of $5,950,000; and
(iv)	the Subscription Agreement, dated as of July 19, 2026 (the “Other Subscription Agreement” and, collectively with the MIG Subscription Agreement, the Atlas Subscription Agreement and the Conversant Subscription Agreement, the “Subscription Agreements”), between us and certain other investors, including our Chief Executive Officer, Chief Financial Officer and President and a member of the Board (collectively, the “Other Investors”), pursuant to which, among other things, we agreed to issue and sell to the Other Investors an aggregate of 7,818,706 shares of our Class A common stock (the “Other Investor Shares”) for an aggregate purchase price of $13,370,000.

The PIPE Shares were sold at a purchase price of $1.71 per share, which is equal to the closing price of our Class A common stock on The Nasdaq Global Select Market on the last trading day immediately preceding the signing of the Subscription Agreements, or July 17, 2026 (the “Per Share Purchase Price”).

Reasons for and General Effect of the PIPE Transaction

On July 13, 2026, the Board unanimously approved the PIPE Transaction, determining that it was fair to, advisable and in the best interests of the Company and its stockholders. The PIPE Transaction is expected to provide us with approximately $39.4 million in gross proceeds. We intend to use the net proceeds primarily to redeem the remaining approximately $33.1 million in aggregate principal amount of our outstanding 8.50% Senior Notes due October 2026 (the “Senior Notes”), which would eliminate a significant near-term debt maturity and strengthen our balance sheet. We intend to use the remaining net proceeds for general corporate purposes, including to fund the predevelopment of our operations located in Dresden, New York and Columbus, Mississippi. See “—Our Anticipated Capitalization Following the Closing of the PIPE Transaction” for additional information.

The PIPE Transaction is also intended to support our ongoing transition to a power and infrastructure platform focused on acquiring, developing and operating energized sites supporting AI and HPC data centers and local electricity grids. The redemption of the Senior Notes is expected to reduce our near-term debt obligations and enable us to allocate capital and management resources toward the identification, acquisition and development of powered land and related infrastructure assets.

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In addition, we believe that the participation of affiliates of Machine Investment Group, LP and Conversant Capital, LLC as anchor investors in the PIPE Transaction, together with an affiliate of Atlas Holdings LLC, will provide strategic benefits to us, given their respective operational and investment experience in the infrastructure and energy sectors. In connection with the PIPE Transaction, we agreed to provide these investors with certain board representation rights, including rights to designate directors and non-voting Board observers, subject to certain conditions. We believe that these rights will provide additional strategic and governance oversight as we execute our strategy focused on AI and HPC infrastructure. See “—Board Representation Rights and Board Reconstitution” for additional information.

The Board further considered the sponsor incentive arrangements contemplated by the Investor Rights Agreements (as defined below), pursuant to which MIG and Atlas will have the right to receive certain project-level acquisition fees and/or promote incentives in connection with services provided to us relating to identifying potential powered land acquisition opportunities and prospective tenants, which we believe will be valuable in advancing our business objectives. Any such sponsor incentive must be on arm’s-length terms and consistent with market practice for comparable services and will be subject to approval by a majority of our independent and disinterested directors, and, where applicable, the Audit Committee of the Board, as well as any required regulatory approvals.

After giving effect to the PIPE Transaction, assuming the issuance of all PIPE Shares at the closing of the PIPE Transaction, existing stockholders will experience significant dilution in their percentage ownership of the Company. Based on 15,400,548 shares of Class A common stock outstanding as of the Record Date, the issuance of 17,146,190 PIPE Shares would increase the number of outstanding shares of Class A common stock by approximately 111%. In addition, MIG may acquire additional shares of Class A common stock upon conversion of the MIG Convertible Note (approximately 4,678,362 shares based on the initial conversion price of $2.1375 per share, subject to increase as a result of payment-in-kind (“PIK”) interest and adjustment as provided therein) and upon exercise of the MIG Warrant (1,754,386 shares), subject to certain conditions on conversion or exercise as provided therein. The Board considered the potential dilutive effect of the issuance of the PIPE Securities in evaluating the PIPE Transaction and determined that the anticipated benefits of the PIPE Transaction, including the elimination of our short-term debt obligations, the availability of growth capital, the addition of experienced infrastructure investors with board representation rights and the advancement of our strategy to transition toward AI and HPC infrastructure, outweigh the potential dilutive effect of the issuance of the PIPE Securities. See “—Effect of the PIPE Transaction on Net Tangible Book Value and Dilution” for additional information.

Closing Conditions and Termination Rights

The closing of the PIPE Transaction is subject to the satisfaction or waiver of certain closing conditions set forth in the Subscription Agreements, including, among others, (i) approval for listing on Nasdaq, subject to official notice of issuance, of the PIPE Shares, MIG Conversion Shares and MIG Warrant Shares, (ii) execution and delivery of certain ancillary agreements, including the Investor Rights Agreements, (iii) with respect to the MIG Subscription Agreement, delivery of a security agreement and other related security documents relating to certain collateral pledged to secure the MIG Convertible Note, including miners located at our facilities in Dresden, New York and Underwood, North Dakota, and a deed of trust with respect to our powered land located in Columbus, Mississippi, and a pledge of the equity interests in the entity that owns such land, as well as subsidiary guaranties from the entities that own such collateral, (iv) the expiration of the 20-calendar-day period required under Rule 14c-2 under the Exchange Act following the date on which this Information Statement is first sent or given to our stockholders, and (v) the receipt by us of gross proceeds pursuant to the Subscription Agreements of no less than $30,000,000.

Each Subscription Agreement may be terminated prior to closing by mutual written consent of the respective parties thereto, in certain circumstances involving an uncured material breach as provided therein, or if the closing of the PIPE Transaction has not occurred on or before October 10, 2026, subject to certain exceptions. In the event of termination, the applicable Subscription Agreement will become void and have no further effect, except for certain surviving provisions, including provisions relating to liability for fraud or willful and material breach, as well as expense reimbursement obligations under the MIG Subscription Agreement.

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Regulatory Approvals and Efforts to Consummate the PIPE Transaction

Pursuant to the MIG Subscription Agreement, we and MIG have agreed to cooperate with each other and use our respective reasonable best efforts to take all actions and do all things necessary, proper or advisable to satisfy the conditions to closing of the PIPE Transaction and consummate the transactions contemplated by the applicable transaction agreements as promptly as reasonably practicable. Such obligations include preparing and making all necessary filings and obtaining all consents, registrations, permits, authorizations, orders and other approvals required from governmental authorities or third parties in connection with the PIPE Transaction.

We and MIG have agreed to make all appropriate filings as promptly as reasonably practicable to obtain the regulatory approvals required by the MIG Subscription Agreement (the “Regulatory Approvals”), including (i) an application with the Federal Energy Regulatory Commission (“FERC”) pursuant to Section 203 of the Federal Power Act and (ii) an application with the New York State Public Service Commission (“NYPSC”) pursuant to the New York Public Service Law. We and MIG have also agreed to diligently cooperate in the preparation and submission of such filings and in any related regulatory proceedings or litigation, provide any additional information or documentary materials requested by FERC or the NYPSC and take such steps as may be necessary to obtain the Regulatory Approvals.

In addition, we and MIG have agreed to cooperate with each other in connection with filings, submissions, investigations and inquiries by governmental authorities relating to the PIPE Transaction, keep each other informed of material communications with governmental authorities regarding the PIPE Transaction and, to the extent reasonably practicable and permitted by applicable law, consult with each other regarding information included in filings or written submissions and provide each other with the opportunity to participate in meetings and conferences with governmental authorities.

Until the Regulatory Approvals have been obtained, neither we nor MIG may, or permit our respective affiliates or subsidiaries to, acquire or agree to acquire any rights, assets, business, person or division thereof, whether through an acquisition, license, joint venture, collaboration or otherwise, if such acquisition would reasonably be expected to materially increase the risk of failing to obtain any applicable Regulatory Approval or materially prevent, prohibit, impede, interfere with or delay the receipt of any applicable Regulatory Approval.

If the Regulatory Approvals are not obtained on or prior to March 31, 2027, we will be required to redeem the MIG Convertible Note on March 31, 2027 (the “Special Mandatory Redemption”). The redemption price for the Special Mandatory Redemption will equal 130% of the accreted principal amount of the MIG Convertible Note, plus accrued and unpaid interest thereon to, but not including, March 31, 2027.

Use of Proceeds

Subject to the closing of the PIPE Transaction, we expect to receive approximately $39.4 million in gross proceeds from the PIPE Transaction. We intend to use the net proceeds from the PIPE Transaction to redeem the remaining approximately $33.1 million in aggregate principal amount of our outstanding Senior Notes, with any remaining net proceeds to be used for general corporate purposes, including funding the predevelopment of our operations located in Dresden, New York and Columbus, Mississippi. We have agreed to reimburse MIG for its reasonable, documented out-of-pocket expenses incurred in connection with the PIPE Transaction, up to an aggregate amount of $350,000. We estimate that our total expenses in connection with the PIPE Transaction, including amounts payable to MIG pursuant to such reimbursement obligation, will be approximately $1.6 million.

NO NOTICE OF REDEMPTION

This Information Statement does not constitute a notice of redemption with respect to our outstanding Senior Notes under the indenture and supplemental indenture governing the Senior Notes and does not create any obligation on our part to redeem any of the Senior Notes or to issue any notice of redemption. Any redemption of the Senior Notes, if effected, will be made only in accordance with, and subject to the terms and conditions of, the indenture and supplemental indenture governing the Senior Notes, including the applicable notice requirements and satisfaction of any conditions precedent to such redemption.

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Nasdaq Listing Rule 5635(b) and Change of Control

Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the company. Nasdaq deems a change of control to occur when, as a result of an issuance, an investor or a group acquires, or has the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the issuer, and such ownership or voting power would be the largest ownership position in the issuer. As described in more detail below, the Board determined that stockholder approval is required under Nasdaq Listing Rule 5635(b) in connection with the PIPE Transaction because the issuance of the PIPE Shares and the potential issuance of the MIG Conversion Shares upon conversion of the MIG Convertible Note and the MIG Warrant Shares upon exercise of the MIG Warrant, in each case as contemplated by the PIPE Transaction, would result in a “change of control” under Nasdaq Listing Rule 5635(b).

The following table sets forth information regarding the beneficial ownership of our Class A common stock and Class B common stock as of the Record Date, on a pro forma basis as of the Record Date giving effect to the issuance of the PIPE Shares and on a pro forma, as adjusted, basis as of the Record Date giving effect to the issuance of the PIPE Shares and the other adjustments described in the footnotes to the table, in each case, by (i) each person or group that we expect to beneficially own 5% or more of our outstanding Class A common stock or Class B common stock following the closing of the PIPE Transaction, (ii) all of our directors and executive officers as a group and (iii) certain other investors participating in the PIPE Transaction. The information presented below is based on the assumptions and adjustments described in the footnotes to the table.

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	As of the Record Date(1)				Pro Forma(2)				Pro Forma, As Adjusted(3)
Investor/Group	Shares of Class A Common Stock Beneficially Owned	Shares of Class B Common Stock Beneficially Owned	Percent Ownership(4)	Percent Voting Power(5)	Shares of Class A Common Stock Beneficially Owned	Shares of Class B Common Stock Beneficially Owned	Percent Ownership(4)	Percent Voting Power(5)	Shares of Class A Common Stock Beneficially Owned	Shares of Class B Common Stock Beneficially Owned	Percent Ownership(4)	Percent Voting Power(5)
Entities affiliated with Atlas(6)	1,505,351	2,680,031	23.1%	66.2%	4,429,327	2,680,031	20.2%	52.2%	7,109,358	—	17.0%	17.0%
Directors and Executive Officers(7)	604,549	23,121	3.5%	2.0%	3,703,962	23,121	10.6%	6.6%	3,727,083	—	8.9%	8.9%
Other Investors(8)	—	—	—	—	4,719,293	—	13.4%	7.9%	4,719,293	—	11.3%	11.3%
MIG	—	—	—	—	2,923,976	—	8.3%	4.9%	9,356,724	—	22.4%	22.4%
Conversant	—	—	—	—	3,479,532	—	9.9%	5.8%	3,479,532	—	8.3%	8.3%

 _________________________

(1)	The information presented as of the Record Date is based on 15,400,548 shares of Class A common stock outstanding and 2,733,394 shares of Class B common stock outstanding.
(2)	The pro forma ownership information is as of the Record Date and gives effect to the issuance of 17,146,190 PIPE Shares upon the closing of the PIPE Transaction.
(3)	The pro forma, as adjusted, information is as of the Record Date and gives effect to (i) the issuance of 17,146,190 PIPE Shares upon the closing of the PIPE Transaction, (ii) the issuance of (a) 4,678,362 MIG Conversion Shares upon conversion of $10,000,000 in principal amount of the MIG Convertible Note at a conversion price of $2.1375 per share, and (b) 1,754,386 MIG Warrant Shares upon the full exercise of the MIG Warrant, and (iii) the automatic conversion of 2,733,394 shares of Class B common stock into an equal number of shares of Class A common stock, which conversion is expected to occur on September 14, 2026. For purposes of the pro forma, as adjusted information, the number of MIG Conversion Shares assumes the conversion of $10,000,000 in principal amount of the MIG Convertible Note and does not give effect to any additional shares of Class A common stock that may be issuable upon conversion of the MIG Convertible Note as a result of the accrual and capitalization of PIK interest or otherwise.
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(4)	Percentage ownership represents the percentage of the aggregate number of shares of Class A common stock and Class B common stock beneficially owned by the applicable investor or group, based on the total number of shares of Class A common stock and Class B common stock outstanding under the applicable scenario.
(5)	Each share of Class A common stock is entitled to one vote per share, and each share of Class B common stock is entitled to ten votes per share.
(6)	Based solely on Amendment No. 5 to the Schedule 13D filed on July 20, 2026. Includes, as of the Record Date, (i) 119,048 shares of Class A common stock held directly by GGH Bridge Investment LP, (ii) 993,300 shares of Class A common stock and 1,920,266 shares of Class B common stock held of record by Atlas Capital Resources (A9) LP, (iii) 356,664 shares of Class A common stock and 689,512 shares of Class B common stock held of record by Atlas Capital Resources (A9-Parallel) LP and (iv) 36,339 shares of Class A common stock and 70,253 shares of Class B common stock held of record by Atlas Capital Resources (P) LP. The pro forma and pro forma, as adjusted, beneficial ownership information reflects the 2,923,976 Atlas Shares to be purchased by Atlas GREE Investment Holdco LLC, which is an affiliate of the foregoing entities.
(7)	Includes all of our directors and executive officers as of the Record Date, including George (Ted) Rogers, Jordan Kovler, Dale Irwin and Christian Mulvihill, each of whom is participating in the PIPE Transaction as an Other Investor.
(8)	Excludes George (Ted) Rogers, Jordan Kovler, Dale Irwin and Christian Mulvihill, each of whom is included in the Directors and Executive Officers group.

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As reflected in the table above, on a pro forma, as adjusted, basis, giving effect to the issuance of the PIPE Shares, the issuance of the MIG Conversion Shares upon conversion of the MIG Convertible Note, the issuance of the MIG Warrant Shares upon exercise of the MIG Warrant and the automatic conversion of the outstanding shares of Class B common stock into shares of Class A common stock, which is expected to occur on September 14, 2026, MIG would beneficially own approximately 22.4% of the outstanding shares of our common stock and approximately 22.4% of the total voting power of our outstanding common stock. On such pro forma, as adjusted, basis, MIG would hold the largest voting position among our stockholders. Accordingly, the Board determined that the issuance of the PIPE Shares and the potential issuance of the MIG Conversion Shares and the MIG Warrant Shares would result in a change of control for purposes of Nasdaq Listing Rule 5635(b), and that stockholder approval is therefore required prior to the issuance of such securities.

Our Anticipated Capitalization Following the Closing of the PIPE Transaction

The following table illustrates the effect of the PIPE Transaction and the anticipated use of the net proceeds therefrom on our capitalization. The table sets forth our cash and cash equivalents, long-term debt and stockholders’ deficit as of March 31, 2026, (i) on an actual basis and (ii) on a pro forma, as adjusted, basis to give effect to (a) exchange transactions completed between April 10, 2026 and June 1, 2026, pursuant to which we issued an aggregate of 1,277,111 shares of our Class A common stock, with an aggregate fair value of $2.1 million, and approximately $1.5 million in aggregate principal amount of our 10.00% Senior Notes due 2030 (the “New Notes”) in exchange for approximately $3.5 million in aggregate principal amount of the Senior Notes (such transactions, the “Debt Exchange Transactions”), (b) the issuance of the PIPE Securities and the receipt of approximately $37.72 million of net proceeds therefrom and (c) the application of such net proceeds to the redemption of our outstanding Senior Notes in aggregate principal amount of approximately $33.1 million as of the Record Date, which are scheduled to mature in October 2026, and the payment of approximately $1.5 million of contractual interest thereon. The pro forma, as adjusted, capitalization also reflects an approximately $0.9 million gain on extinguishment of debt resulting from the redemption of the Senior Notes.

The pro forma, as adjusted, information presented below is illustrative only and does not purport to represent our actual capitalization following the closing of the PIPE Transaction or to project our capitalization for any future period or as of any future date. The pro forma adjustments are based on currently available information and certain assumptions that we believe are reasonable; however, actual results may differ materially from those presented. Our actual capitalization following the completion of the PIPE Transaction will depend on, among other things, the actual amount of net proceeds received, the actual amount of transaction expenses, the amount of Senior Notes redeemed and the amount of interest paid in connection therewith. Stockholders should read the pro forma, as adjusted, information presented below in conjunction with our audited financial statements and the related notes thereto and the other financial information incorporated by reference herein.

	As of March 31, 2026
(in thousands, except share data)	Actual	Subsequent Debt Exchanges		Adjustments		Pro Forma, As Adjusted
Cash and cash equivalents	$7,051	$ —		$2,469	(2)(3)	$9,520
Long-term debt, net	42,250	(2,064)	(1)	(27,387)	(2)(3)	12,799
Stockholders’ deficit
Common Stock, par value $0.0001, 500,000,000 shares authorized, 16,229,150 shares issued and outstanding, actual; 34,652,451 shares issued and outstanding, pro forma, as adjusted	2	—		2	(2)	4
Additional paid-in capital	338,842	2,064	(1)	30,079	(2)	370,985
Accumulated deficit	(389,035)	—		(225)	(3)	(389,260)
Total stockholders’ deficit	(50,191)	2,064		29,856		(18,271)
Total capitalization deficit	$(7,941)	$ —		$2,469		$(5,472)

 _________________________

(1)

Gives effect to the Debt Exchange Transactions completed between April 10, 2026 and June 1, 2026, pursuant to which we issued an aggregate of 1,277,111 shares of our Class A common stock, with an aggregate fair value of $2.1 million, and approximately $1.5 million in aggregate principal amount of the New Notes in exchange for approximately $3.5 million in aggregate principal amount of the Senior Notes.

(2)	Gives effect to the issuance of the PIPE Securities and the receipt of approximately $37.72 million of net proceeds therefrom.

(3)

Gives effect to the redemption of our outstanding Senior Notes in aggregate principal amount of approximately $33.1 million as of the Record Date, which are scheduled to mature in October 2026, the payment of approximately $1.5 million of contractual interest thereon and the recognition of an approximately $0.9 million gain on extinguishment of debt.

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Effect of the PIPE Transaction on Net Tangible Book Value and Dilution

Our net tangible book value (deficit) represents the amount of our total tangible assets less our total liabilities. Net tangible book value (deficit) per share represents our net tangible book value (deficit) divided by the number of shares of our common stock outstanding. The following tables illustrate the effect of the Debt Exchange Transactions and the PIPE Transaction on our pro forma net tangible book deficit and the resulting dilution to investors participating in the PIPE Transaction, based on our historical net tangible book deficit as of March 31, 2026.

The following table illustrates our pro forma net tangible book deficit after giving effect to the Debt Exchange Transactions and the PIPE Transaction (in thousands):

Historical net tangible book deficit as of March 31, 2026	$(50,191)
Add: Net proceeds from the PIPE Transaction	37,720
Less: MIG Convertible Note, net of discount	(7,639)
Pro forma net tangible book deficit as of March 31, 2026	$(20,110)

The following table illustrates the dilution per share to investors participating in the PIPE Transaction:

Purchase price per share of Class A common stock in the PIPE Transaction		$1.71
Historical net tangible book deficit per share as of March 31, 2026	$(3.09)
Decrease in net tangible book deficit per share attributable to the Debt Exchanges	0.22
Decrease in net tangible book deficit per share attributable to the PIPE Transaction	2.29
Pro forma net tangible book deficit per share as of March 31, 2026		(0.58)
Dilution per share to investors participating in the PIPE Transaction		$2.29

The dilution per share to investors participating in the PIPE Transaction is calculated as the difference between the purchase price per share of Class A common stock in the PIPE Transaction and the pro forma net tangible book deficit per share following the PIPE Transaction. Based on the foregoing, investors participating in the PIPE Transaction will purchase shares of Class A common stock at $1.71 per share, while the pro forma net tangible book deficit per share following the PIPE Transaction is $(0.58). Accordingly, the dilution per share to investors participating in the PIPE Transaction is $2.29 per share.

Loss of Controlled Company Status

Historically, we have been a “controlled company” under the corporate governance rules of Nasdaq. A “controlled company” is a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company. As a controlled company, we have been eligible to, and have elected to, rely on certain exemptions from Nasdaq’s corporate governance requirements, including the requirements that we have a majority independent board of directors and a compensation committee and nominating and corporate governance committee composed entirely of independent directors.

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In connection with the PIPE Transaction, we expect to cease to be a “controlled company” under the Nasdaq corporate governance rules. In particular, upon the automatic conversion of all outstanding shares of our Class B common stock into shares of our Class A common stock, which is expected to occur on September 14, 2026, the voting power previously attributable to the Class B common stock will be eliminated. As a result of such conversion and the issuance of the PIPE Securities contemplated by the PIPE Transaction, we expect that no individual, group or other entity will hold more than 50% of the voting power of our outstanding common stock for purposes of electing directors. Accordingly, following such conversion and the closing of the PIPE Transaction, we expect to cease to qualify as a “controlled company” under Nasdaq’s corporate governance rules.

Upon ceasing to be a controlled company, we will no longer be eligible to rely on the exemptions from certain Nasdaq corporate governance requirements available to controlled companies. Nasdaq rules permit a company that ceases to be a controlled company to phase in compliance with certain of these requirements over specified transition periods. Specifically, we will be required to have at least one independent member on each of our compensation and nominating and corporate governance committees at the time we cease to be a controlled company, a majority of independent members on each such committee within 90 days thereafter and all independent members on each such committee within one year thereafter. In addition, we will be required to have a majority-independent Board within 12 months after ceasing to be a controlled company. Nasdaq rules do not provide a phase-in period for the applicable audit committee requirements, which we will be required to satisfy upon ceasing to be a controlled company.

As previously disclosed, our Audit Committee does not currently comply with the requirements of Nasdaq Listing Rule 5605(c)(2)(A), which requires the audit committee to be comprised of at least three independent directors. We are currently relying on the cure period provided under Nasdaq Listing Rule 5605(c)(4)(B), pursuant to which we are required to regain compliance no later than October 12, 2026. However, because we expect to cease to be a controlled company on September 14, 2026, at which point we will be required to comply with the audit committee requirements of Nasdaq Listing Rule 5605(c), including the requirement to have at least three independent audit committee members satisfying Rule 5605(c)(2)(A), without the benefit of any phase-in period under Rule 5615(c)(3), we intend to achieve compliance with the applicable audit committee independence and composition requirements on or prior to September 14, 2026, in advance of the expiration of the cure period. We are actively engaged in identifying and evaluating qualified independent director candidates to serve on our Audit Committee in order to satisfy these requirements by the time we cease to be a controlled company.

We expect to take the actions necessary to comply with the applicable Nasdaq corporate governance requirements within the foregoing transition periods. During the applicable transition periods, we may continue to rely on the phase-in provisions described above notwithstanding that we will no longer qualify as a controlled company. There can be no assurance that we will be able to comply with all applicable Nasdaq corporate governance requirements within the applicable transition periods, including the applicable audit committee requirements upon ceasing to be a controlled company, or that we will otherwise be able to maintain compliance with Nasdaq’s corporate governance or other continued listing requirements in the future. If we are unable to satisfy the applicable audit committee requirements by the date we cease to be a controlled company, Nasdaq may notify us of the deficiency, and our failure to regain compliance could result in delisting proceedings with respect to our securities.

Board Representation Rights and Board Reconstitution

In connection with the closing of the PIPE Transaction, we have agreed to enter into an investor rights agreement with each of MIG and Atlas (the “MIG Investor Rights Agreement” and the “Atlas Investor Rights Agreement,” respectively, and, together, the “Investor Rights Agreements”), pursuant to which MIG and Atlas will receive, among other things and subject to the terms and conditions set forth therein, board representation rights and a non-voting board observer right. In addition, pursuant to the Conversant Subscription Agreement, effective as of the closing date of the PIPE Transaction and thereafter for so long as Conversant beneficially owns at least 5.0% of the outstanding shares of our Class A common stock, Conversant will have the right to nominate one individual (the “Conversant-nominated Director”) for appointment or election to the Board, subject to such individual satisfying certain independence requirements and being consented to by us, MIG and Atlas in accordance with the Investor Rights Agreements.

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Board Reconstitution Upon Closing of the PIPE Transaction

Effective upon the closing of the PIPE Transaction, we have agreed to reconstitute the Board so that it consists of ten directors. In connection therewith, the Board will take such actions as are necessary to fill the vacancies created by the resignations of certain directors, such that the Board will consist of:

Board Seat	Number of Directors	Designation/Nomination Right
Atlas nominees	4	Individuals nominated by Atlas for approval by the Board (to the extent any such individual is not then serving as a director of the Company)
Chief Executive Officer	1	Our Chief Executive Officer
MIG-identified independent directors	2	Individuals who meet certain independence requirements and are identified by MIG and consented to by us and Atlas
Atlas-indentified independent directors	1	An individual who meets certain independence requirements and is identified by Atlas and consented to by us and MIG
Company-identified independent directors	2	Individuals who meet certain independence requirements and are identified by us and consented to by MIG and Atlas, one of whom, subject to the terms and conditions of the Conversant Subscription Agreement, will be the Conversant-nominated Director
TOTAL	10

Board Reconstitution Upon Receipt of Regulatory Approvals

On the date the Regulatory Approvals have been obtained (the “Regulatory Approvals Date”), we have agreed to further reconstitute the Board so that it consists of eight directors. In connection therewith, the Board will take such actions as are necessary to fill the vacancies created by the resignations of certain directors, such that the Board will consist of:

Board Seat	Number of Directors	Designation/Nomination Right
MIG nominee	1	An individual nominated by MIG for approval by the Board (to the extent such individual is not then serving as a director of the Company)
Atlas nominee	1	An individual nominated by Atlas for approval by the Board (to the extent such individual is not then serving as a director of the Company)
Chief Executive Officer	1	Our Chief Executive Officer
MIG-identified independent directors	2	Individuals who meet certain independence requirements and are identified by MIG and consented to by us and Atlas
Atlas-identified independent directors	1	An individual who meets certain independence requirements and is identified by Atlas and consented to by us and MIG
Company-identified independent directors	2	Individuals who meet certain independence requirements and are identified by us and consented to by MIG and Atlas, one of whom, subject to the terms and conditions of the Conversant Subscription Agreement, will be the Conversant-nominated Director(1)
TOTAL	8

_________________________

(1)

Pursuant to the Conversant Subscription Agreement, Conversant may seek FERC approval to designate a director who does not meet the applicable independence requirements. We have agreed to cooperate with Conversant in obtaining such approvals and, upon receipt of the required approvals and subject to applicable law, Nasdaq rules (other than the requirement that audit committee members meet the criteria for independence set forth in Rule 10A-3 under the Exchange Act) and the approval of the Board and the Nominating and Governance Committee of the Board, to use commercially reasonable efforts to cause such designee to be appointed or elected to the Board, subject to the resignation of the existing Conversant-nominated Director if required.

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On the Regulatory Approvals Date and any time thereafter until the date of our 2027 annual meeting of stockholders (the “2027 Annual Meeting”), each of MIG and Atlas will have the right to nominate one director for appointment or election to the Board, provided that such party, together with its affiliates, beneficially owns at least 5.0% of the outstanding shares of our Class A common stock, calculated on a fully diluted basis. Following the 2027 Annual Meeting, and subject to applicable board independence requirements, each of MIG and Atlas will have the right to nominate (i) two directors, for so long as MIG and its affiliates, or Atlas and its affiliates, as applicable, beneficially own at least 7.5% of the outstanding shares of our Class A common stock, calculated on a fully diluted basis, and (ii) one director, for so long as MIG and its affiliates, or Atlas and its affiliates, as applicable, beneficially own at least 5.0% but less than 7.5% of the outstanding shares of our Class A common stock, calculated on a fully diluted basis. Additionally, on the Regulatory Approvals Date, and thereafter for so long as MIG and its affiliates, or Atlas and its affiliates, as applicable, beneficially own at least 7.5% of the outstanding shares of our Class A common stock, calculated on a fully diluted basis, one director designated by MIG and one director designated by Atlas will serve on the Capital Committee of the Board, which will consist of two members.

Non-Voting Board Observer Right

In addition to the Board representation rights described above, for so long as MIG or Atlas, as applicable, beneficially owns at least 5.0% of the outstanding shares of our Class A common stock, calculated on a fully diluted basis, such investor will have the right to designate one non-voting observer to attend and participate in meetings of the Board and its committees. The Board observers will be subject to customary confidentiality obligations and may be excluded from portions of Board or committee meetings involving conflicts of interest or privileged or otherwise protected matters, and we will not be required to provide the Board observer with materials relating to any such excluded matters.

Other Rights and Benefits Provided to Investors in the PIPE Transaction

In addition to the board representation rights described above, we have agreed to provide certain investors participating in the PIPE Transaction with additional rights and benefits, including participation rights, registration rights, sponsor incentive arrangements and certain ownership threshold protections, as described below.

Participation Rights

The Investor Rights Agreements, the Conversant Subscription Agreement and the Other Subscription Agreement provide MIG, Atlas, Conversant and each Other Investor, respectively, with pro rata participation rights in certain future issuances by us. Pursuant to such participation rights, subject to the terms and conditions set forth in the applicable agreement, each such investor will have the right to purchase, on the same terms and conditions as offered to other investors, a pro rata portion of certain future issuances by the Company of equity securities or securities convertible into, exercisable for or exchangeable for equity securities for cash, based on such investor’s beneficial ownership of the Company’s then-outstanding Class A common stock on a fully diluted basis.

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The participation rights of MIG, Atlas, Conversant and the Other Investors will be subject to the following termination provisions:

Investor	Termination of Participation Right
MIG and Atlas	The earliest to occur of (i) the third anniversary of the applicable Investor Rights Agreement, (ii) such investor and its affiliates beneficially owning less than 7.5% of our outstanding Class A common stock, calculated on a fully diluted basis, and (iii) a change of control of the Company.
Conversant	The earliest to occur of (i) the third anniversary of the closing of the PIPE Transaction, (ii) Conversant and its affiliates beneficially owning less than 3.0% of the shares of our Class A common stock acquired pursuant to the Conversant Subscription Agreement, and (iii) a change of control of the Company.
Other Investors	The earliest to occur of (i) the third anniversary of the closing of the PIPE Transaction, (ii) such Other Investor and its affiliates beneficially owning less than 3.0% of the shares of our Class A common stock acquired by such Other Investor pursuant to the Other Subscription Agreement, and (iii) a change of control of the Company.

The participation rights described above are subject to customary exceptions, including certain employee equity issuances, acquisition-related issuances, at-the-market offerings, rights offerings and certain other excluded issuances.

Registration Rights

The Investor Rights Agreements, the Conversant Subscription Agreement and the Other Subscription Agreement provide MIG, Atlas, Conversant and the Other Investors, respectively, with certain registration rights with respect to the securities acquired or issuable pursuant to the applicable agreements. The material terms of such registration rights are summarized below.

MIG and Atlas. The Investor Rights Agreements provide MIG and Atlas, as applicable, with certain registration rights with respect to the MIG Shares, the MIG Conversion Shares, the MIG Warrant Shares, the Atlas Shares and the Sponsor Incentive Shares (as defined below) (collectively, the “Registrable Securities”). Beginning on the first anniversary of the date of the applicable Investor Rights Agreement, holders of Registrable Securities will have certain demand registration rights and shelf registration rights, subject to certain limitations and conditions. In addition, beginning on the first anniversary of the applicable Investor Rights Agreement, holders of Registrable Securities will have customary piggyback registration rights in connection with certain registrations of our securities by us. We will use our reasonable best efforts to effect such registrations and maintain the effectiveness of applicable registration statements, subject to customary limitations, including our right to delay or defer certain registrations under certain circumstances.

Conversant. The Conversant Subscription Agreement provides Conversant with certain registration rights with respect to the Conversant Shares. Beginning on the first anniversary of the closing of the PIPE Transaction, subject to certain exceptions, Conversant will have the right to request that we prepare and file a shelf registration statement covering the resale of all registrable securities then outstanding or issuable pursuant to the Conversant Subscription Agreement. We will be required to file such shelf registration statement within 60 days following receipt of such request and use our reasonable best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable thereafter. In addition, beginning on the first anniversary of the closing of the PIPE Transaction, Conversant will have customary piggyback registration rights in connection with certain registrations of our securities by us. We will use our reasonable best efforts to effect such registrations and maintain the effectiveness of applicable registration statements, subject to customary limitations, including our right to delay or defer certain registrations under certain circumstances. Notwithstanding the foregoing, if any of Conversant’s applications seeking FERC approval to designate a director who does not meet the applicable independence requirements set forth in the Conversant Subscription Agreement are rejected or otherwise declined, then Conversant will have the right to deliver a request for registration at any time.

Other Investors. The Other Subscription Agreement requires us to prepare and file with the SEC, within 60 days following the closing of the PIPE Transaction, a shelf registration statement covering the resale of the Other Investor Shares. We will use our reasonable best efforts to cause such shelf registration statement to be declared effective by the SEC as soon as practicable after filing, and in no event later than the earlier of (i) 60 days after filing (or ten business days after the date on which we are notified by the SEC that such shelf registration statement will not be reviewed or is no longer subject to further review) and (ii) 120 days after the closing date of the PIPE Transaction. We may defer the filing or effectiveness of such shelf registration statement, or suspend its use, under certain circumstances, including during certain earnings-related periods and if the Board determines in good faith that such action would not be in the best interests of the Company and its stockholders, subject to certain limitations.

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Sponsor Incentive Arrangements

The Investor Rights Agreements will also provide MIG and Atlas with the right to receive certain project-level acquisition fees and/or promote incentives (the “Sponsor Incentive”) in connection with services provided to us after the closing of the PIPE Transaction relating to identifying potential powered land acquisition opportunities and prospective tenants. Any such Sponsor Incentive may be paid in cash or shares of our Class A common stock (the “Sponsor Incentive Shares”), must be on arm’s-length terms and consistent with market practice for comparable services, and will be subject to approval by a majority of our independent and disinterested directors, and, where applicable, the Audit Committee of the Board, as well as any required regulatory approvals.

Ownership Threshold Protections

Pursuant to the Conversant Subscription Agreement, for so long as Conversant or its affiliates beneficially own any of our voting securities, prior to consummating certain repurchases, redemptions, retirements or other acquisitions of voting securities by us that would result in Conversant and its affiliates beneficially owning more than 9.9% of our outstanding voting securities, we have agreed to use commercially reasonable efforts to provide Conversant with prior notice of such transaction. Following receipt of such notice, Conversant will have the right to request that we repurchase from Conversant or its affiliates a sufficient number of voting securities at the Per Share Purchase Price ($1.71 per share) to prevent Conversant and its affiliates from exceeding such ownership threshold, subject to applicable law, our organizational documents and our financing arrangements. If Conversant does not timely request such repurchase, or if we are unable to complete such repurchase, Conversant has agreed that it will not vote any shares held by it or its affiliates in excess of the 9.9% ownership threshold until such time as its beneficial ownership percentage no longer exceeds such threshold; provided that such shares will continue to retain their economic rights, including rights to dividends and distributions.

Terms of the MIG Convertible Note and MIG Warrant

At the closing of the PIPE Transaction, subject to the satisfaction or waiver of the applicable closing conditions, we will issue to MIG the MIG Convertible Note and the MIG Warrant. The following is a summary of the material terms of the MIG Convertible Note and the MIG Warrant.

The MIG Convertible Note

Interest and Maturity. The MIG Convertible Note will accrue interest on its accreted principal amount, as increased from time to time by any capitalized PIK interest, at a rate of 10.0% per annum, commencing on the issuance date. Interest will accrue and will be paid in kind monthly by being added to the accreted principal amount of the MIG Convertible Note rather than paid in cash, with such increased principal amount thereafter accruing additional interest on a compounded basis. The accreted principal amount of the MIG Convertible Note, together with any accrued and unpaid interest thereon, will become due and payable on the third anniversary of the issuance date (the “Maturity Date”) or upon any earlier redemption (including any special mandatory redemption), acceleration or repurchase in accordance with the terms of the MIG Convertible Note. Upon the occurrence and continuation of an event of default, the interest rate will automatically increase to 15.0% per annum.

Conversion. MIG will have the right, in its sole discretion, to convert all or any portion of the accreted principal amount of the MIG Convertible Note, including any accrued and unpaid PIK interest thereon, into shares of our Class A common stock at a conversion price of $2.1375 per share, subject to adjustment as provided therein. The conversion right may be exercised at any time after the later of (i) the issuance date of the MIG Convertible Note and (ii) the date on which the Regulatory Approvals are obtained, including prior to, on or after the Maturity Date.

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Adjustments to Conversion Price and Conversion Shares. The MIG Convertible Note will contain customary adjustment provisions designed to protect MIG against dilution of its conversion rights resulting from certain changes in our capital structure. The conversion price and the number of shares of Class A common stock issuable upon conversion of the MIG Convertible Note will be subject to adjustment, without duplication, upon the occurrence of certain events, including stock splits, combinations or reclassifications of our Class A common stock, certain dividends or distributions payable in cash, equity securities or other property, certain rights offerings, tender offers or exchange offers, and certain mergers, consolidations, reorganizations or similar transactions. The adjustment provisions generally will provide for a corresponding decrease in the conversion price and increase in the number of shares of Class A common stock issuable upon conversion to reflect the economic effect of such events. The MIG Convertible Note will not include any adjustment to the conversion price solely as a result of the issuance by us of shares of Class A common stock or securities convertible into, exercisable for or exchangeable for Class A common stock, except with respect to the adjustment events described above.

Forced Conversion. The MIG Convertible Note will provide us with the right, at our option, to effect a mandatory conversion of all (but not less than all) of the accreted principal amount of the MIG Convertible Note, together with all accrued and unpaid interest thereon, into shares of our Class A common stock if certain conditions are satisfied. Beginning on the earlier of (i) the date that is 18 months following the issuance date and (ii) the date on which we have raised more than $75 million in equity capital following the issuance date, we will have the option to effect such forced conversion if the volume-weighted average price (“VWAP”) of our Class A common stock exceeds 215% of the then-applicable conversion price (as adjusted pursuant to the terms of the MIG Convertible Note) for at least 20 trading days during any 30 consecutive trading day period.

Prior to effecting a forced conversion, we will be required to provide MIG with written notice at least 20 trading days prior to the proposed conversion date, including the applicable conversion price, the number of shares of our Class A common stock issuable upon conversion and information demonstrating satisfaction of the applicable VWAP threshold. During such notice period, MIG will retain the right to voluntarily convert all or any portion of the accreted principal amount of the MIG Convertible Note, together with accrued and unpaid interest thereon, into shares of Class A common stock, which would reduce the amount subject to the forced conversion.

We will not be able to effect a forced conversion while an event of default is continuing, while certain fundamental change repurchase rights remain outstanding or prior to receipt of the Regulatory Approvals.

Fundamental Change Repurchase Right. The MIG Convertible Note will provide MIG with the right to require us to repurchase all or a portion of the accreted principal amount of the MIG Convertible Note for cash upon the occurrence of certain fundamental change events. The repurchase price will equal 100% of the accreted principal amount of the MIG Convertible Note being repurchased, plus all accrued and unpaid interest thereon through the applicable payment date.

If such a fundamental change event occurs prior to the second anniversary of the issuance date, the repurchase price will also include an additional make-whole amount equal to the present value of the interest payments that would otherwise have accrued on the portion of the MIG Convertible Note being repurchased through the second anniversary of the issuance date, calculated in accordance with the terms of the MIG Convertible Note.

We will be required to provide notice of any such fundamental change event, and MIG will have the opportunity to elect whether to require repurchase of the MIG Convertible Note. MIG’s right to convert the MIG Convertible Note into shares of our Class A common stock will continue through the applicable conversion period set forth in the MIG Convertible Note.

Optional Prepayment; Change of Control Protection. The MIG Convertible Note will provide that we may not voluntarily prepay the MIG Convertible Note during the two-year period following the issuance date, except in connection with certain change of control transactions. Following such period, we will be able to prepay the MIG Convertible Note, in whole or in part, at a price equal to the accreted principal amount of the MIG Convertible Note, including any interest that will have been added to principal, plus accrued and unpaid interest through the date of prepayment, subject to MIG’s continuing conversion rights.

In the event of a change of control occurring during the two-year non-call period, we will be able to prepay the MIG Convertible Note in lieu of MIG exercising its fundamental change repurchase right. In such event, the prepayment amount will equal the accreted principal amount of the MIG Convertible Note, including any accrued and unpaid interest added to principal, plus accrued and unpaid interest through the prepayment date and a make-whole amount representing the present value of scheduled interest payments that would otherwise accrue through the second anniversary of the issuance date.

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In addition, during the two-year non-call period, we will be able to elect to cash collateralize the MIG Convertible Note by depositing cash or U.S. government obligations with a nationally recognized financial institution in an amount sufficient to satisfy the accreted principal amount of the MIG Convertible Note and remaining scheduled interest payments through the end of such period. Upon such cash collateralization, we will be deemed to have discharged our payment obligations under the MIG Convertible Note, while MIG’s conversion rights, change of control repurchase rights and our forced conversion rights will remain outstanding.

Special Mandatory Redemption. The MIG Convertible Note will provide that, if the Regulatory Approvals are not obtained on or prior to March 31, 2027, we will be required to redeem the MIG Convertible Note on March 31, 2027. The redemption price would equal 130% of the then-accreted principal amount of the MIG Convertible Note, including any accrued and unpaid interest that will have been added to principal, plus all accrued and unpaid interest thereon through, but excluding, the redemption date.

Security. The MIG Convertible Note will be secured by a first-priority lien on the collateral pledged pursuant to a security agreement and other related security documents to be entered into in connection with the closing of the PIPE Transaction. The collateral initially will consist of all cryptocurrency mining equipment and related components owned by us and certain of our wholly owned subsidiaries, owned at the closing of the PIPE Transaction or thereafter acquired, including as of the date hereof, approximately 6,258 miners located at our facilities in Dresden, New York and Underwood, North Dakota, together with all proceeds, replacements, rents, profits and products thereof (excluding cryptocurrency mined by or on behalf of us and certain of our wholly owned subsidiaries). In addition, the obligations under the MIG Convertible Note are expected to be secured pursuant to a pledge agreement and a deed of trust with respect to our powered land located in Columbus, Mississippi, each to be executed and delivered at or after the closing of the PIPE Transaction as contemplated by the applicable transaction documents. The obligations secured by the collateral will include the accreted principal amount of the MIG Convertible Note, any accrued and unpaid interest (including any interest capitalized in accordance with the terms of the MIG Convertible Note) and all other amounts payable under the MIG Convertible Note.

Events of Default. The MIG Convertible Note will contain customary events of default, including, among others, (i) the failure by us to pay principal, interest or other amounts due under the MIG Convertible Note when payable, (ii) the failure to satisfy conversion obligations, (iii) breaches of certain covenants or other obligations under the MIG Convertible Note or related transaction documents that remain uncured after applicable cure periods, (iv) certain bankruptcy, insolvency or similar events, (v) defaults under certain of our or our subsidiaries’ other indebtedness, (vi) material inaccuracies in representations and warranties under the security documents, (vii) the suspension or delisting of our Class A common stock from a national securities exchange, (viii) certain material judgments against us or our subsidiaries and (ix) the failure of the security documents to create or maintain valid and perfected liens on the collateral securing the MIG Convertible Note.

Negative Covenants. The MIG Convertible Note will contain customary negative covenants that will apply while any portion of the MIG Convertible Note remains outstanding. Without the prior written consent of MIG, we and our subsidiaries will be restricted from, among other things, (i) incurring additional indebtedness other than permitted indebtedness, (ii) granting liens on the collateral securing the MIG Convertible Note other than permitted liens, (iii) issuing securities or indebtedness that are senior to, or have payment, distribution or liquidation preferences superior to, the MIG Convertible Note, (iv) transferring or disposing of collateral or ownership interests in subsidiaries that own collateral other than permitted dispositions and (v) materially changing the nature of their business.

In addition, until receipt of the Regulatory Approvals, we will be prohibited, subject to certain exceptions, from issuing or agreeing to issue equity securities or equity-linked securities without MIG’s prior written consent. Until the Regulatory Approvals are obtained, we and our subsidiaries will also be required to maintain minimum liquidity of at least $10.0 million, calculated based on unrestricted and unencumbered cash, cash equivalents and Bitcoin.

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The MIG Warrant

Duration and Exercise Price; Exercisability. Subject to the beneficial ownership limitation set forth below, the MIG Warrant will be exercisable immediately upon issuance at an exercise price of $1.71 per share, subject to adjustment as provided therein, and will expire on the third anniversary of the issuance date.

The MIG Warrant will be exercisable, at the option of MIG, in whole or in part, by delivering us a duly executed exercise notice accompanied by payment in full for the number of shares of our Class A common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). Unless the Regulatory Approvals have been obtained, MIG may not exercise any portion of the MIG Warrant to the extent that, after giving effect to such exercise, MIG, together with its affiliates and certain related persons whose ownership is aggregated with MIG for purposes of Section 13(d) of the Exchange Act, would beneficially own more than 9.99% of the shares of our Class A common stock outstanding immediately prior to the issue date of the MIG Warrant. The beneficial ownership limitation may be waived or adjusted only in accordance with the terms of the MIG Warrant.

Adjustments to Exercise Price and Warrant Shares. The MIG Warrant will contain customary adjustment provisions that provide for adjustments to the exercise price and the number of MIG Warrant Shares in connection with certain corporate events, including stock dividends, stock splits, combinations, reclassifications and similar transactions involving our Class A common stock. In addition, MIG will be entitled to participate, subject to applicable beneficial ownership limitations unless Regulatory Approvals have been obtained, in certain pro rata distributions, rights offerings and similar transactions made available to holders of our Class A common stock as if MIG had exercised the MIG Warrant immediately prior to the applicable record date.

Cashless Exercise. The MIG Warrant will provide that, if at the time of exercise there is no effective registration statement registering the resale of the MIG Warrant Shares (or the prospectus included therein is not available for such resale), MIG may, subject to receipt of the Regulatory Approvals, exercise the MIG Warrant on a cashless basis. Upon a cashless exercise, MIG would receive a number of shares of our Class A common stock equal to the number of shares that would otherwise be issuable upon a cash exercise multiplied by the difference between the then-current market price of our Class A common stock and the applicable exercise price, divided by such then-current market price. The MIG Warrant will contain customary provisions regarding the determination of the applicable market price and exercise price for purposes of a cashless exercise.

Rights as a Stockholder. Except as otherwise provided in the MIG Warrant or by virtue of MIG’s ownership of shares of our Class A common stock, MIG will not have the rights or privileges of a holder of our Class A common stock, including any voting rights, until MIG exercises the MIG Warrant. The MIG Warrant will provide that MIG will have the right to participate in distributions or dividends paid on shares of our Class A common stock.

Fundamental Transactions. The MIG Warrant will provide that, upon the occurrence of certain fundamental transactions, including mergers, consolidations, sales of substantially all of our assets, tender offers, recapitalizations, reclassifications or other business combinations resulting in a change of control or similar transaction, MIG will be entitled to receive, upon exercise of the MIG Warrant, the kind and amount of securities, cash or other property that MIG would have received had MIG exercised the MIG Warrant immediately prior to such transaction. In addition, in connection with certain fundamental transactions, including all-cash transactions, Rule 13e-3 transactions or transactions involving a successor entity whose securities are not traded on a national securities exchange, MIG may elect to require us or our successor to purchase the outstanding portion of the MIG Warrant for cash at a value determined pursuant to the Black-Scholes option pricing model, subject to certain exceptions for transactions not within our control. We will also be required to cause any successor entity in certain fundamental transactions to assume our obligations under the MIG Warrant.

Waivers and Amendments. Once issued, the MIG Warrant may be modified or amended or the provisions of the MIG Warrant waived with our and MIG’s written consent.

The foregoing descriptions of the MIG Subscription Agreement, the MIG Convertible Note, the MIG Warrant, the Atlas Subscription Agreement, the Conversant Subscription Agreement, the form of Other Subscription Agreement, the MIG Investor Rights Agreement and the Atlas Investor Rights Agreement (collectively, the “Transaction Documents”) do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements or forms of agreements, copies of which are attached to this Information Statement as Annexes A, B, C, D, E, F, G and H, respectively.

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Related Party Transactions

Certain aspects of the PIPE Transaction constitute related party transactions under our related party transactions policy. Our related party transactions policy generally requires that related party transactions be reviewed and approved by the Audit Committee of the Board, or another committee of the Board consisting solely of independent directors, in accordance with the terms of such policy.

The following participants in the PIPE Transaction are related parties of the Company for purposes of our related party transactions policy:

•	Atlas GREE Investment Holdco LLC, an affiliate of the Majority Stockholders, which is purchasing from us 2,923,976 shares of our Class A common stock for an aggregate purchase price of $5,000,000;
•	Jordan Kovler, our Chief Executive Officer and a member of the Board, who is purchasing from us 58,479 shares of our Class A common stock for an aggregate purchase price of $100,000;
•	Christian Mulvihill, our Chief Financial Officer, who is purchasing from us 58,479 shares of our Class A common stock for an aggregate purchase price of $100,000;
•	Dale Irwin, our President, who is purchasing from us 58,479 shares of our Class A common stock for an aggregate purchase price of $100,000; and
•	George “Ted” Rogers, a member of the Board, who is purchasing from us 2,923,976 shares of our Class A common stock for an aggregate purchase price of $5,000,000.

The Audit Committee reviewed the related party aspects of the PIPE Transaction, including the participation of the foregoing related parties in the PIPE Transaction and the terms of the transactions involving such related parties, in accordance with our related party transactions policy. Following such review, the Audit Committee determined that the related party aspects of the PIPE Transaction were negotiated on an arm’s-length basis and are fair to, and in the best interests of, the Company and our stockholders, and approved such related party transactions in accordance with our related party transactions policy.

The terms of the PIPE Transaction applicable to the related parties participating therein are substantially the same as the terms applicable to the other investors participating in the PIPE Transaction, except as otherwise described in this Information Statement.

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DESCRIPTION OF THE FOURTH AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

On July 13, 2026, the Board approved, subject to stockholder approval, the New Plan, and on July 19, 2026, the Majority Stockholders approved, for purposes of satisfying the stockholder approval requirements of Nasdaq Listing Rule 5635(c), the New Plan by written consent. The New Plan, which amends and restates the Existing Plan, increases the maximum aggregate number of shares of our Class A common stock authorized for issuance thereunder by 2,500,000 shares, from 2,583,111 shares of Class A common stock authorized for issuance under the Existing Plan to 5,083,111 shares of Class A common stock authorized for issuance under the New Plan. The New Plan, including the Authorized Share Increase, will not become effective until at least 20 calendar days following the date on which this Information Statement is first sent or given to our stockholders.

Reasons for the New Plan and the Authorized Share Increase

The Board has determined that the New Plan and the Authorized Share Increase are in the best interests of the Company and our stockholders. The Board believes that the Authorized Share Increase, which is the only material change from the Existing Plan to the New Plan, is necessary to maintain a sufficient reserve of shares available for equity-based compensation awards, which are an important component of our ability to attract, retain and motivate the employees, consultants and directors who will be critical to the successful execution of our transition to a power and infrastructure platform focused on AI and HPC data centers. As we pursue this strategic repositioning, we expect to make significant investments in talent, including by recruiting and retaining individuals with expertise in data center development, power infrastructure, and AI and HPC operations. Equity-based compensation is an important tool for aligning the interests of these individuals with those of our stockholders and providing competitive compensation packages in a highly competitive market for qualified talent. Without an adequate reserve of shares available for equity-based compensation awards, our ability to attract, retain and motivate key personnel could be materially constrained, which could adversely affect our ability to execute our business strategy and achieve our growth objectives.

Summary of the New Plan

The following summary of the principal features of the New Plan included in this Information Statement is qualified in its entirety by reference to the full text of the New Plan, which is incorporated by reference into this Information Statement and is attached to this Information Statement as Annex I.

Purpose. The purpose of the New Plan is to attract and retain employees, consultants and directors for the Company and our subsidiaries, motivate them by means of appropriate incentives to achieve long-term goals, provide incentive compensation opportunities and further align their interests with those of our stockholders through equity- and non-equity-based compensation.

Administration. The Existing Plan is currently, and the New Plan will be, administered by the Compensation Committee (the “Administrator”). Among other things, the Administrator will have the authority to construe and interpret the New Plan, select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards and establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The Administrator will also have the authority to establish, amend and rescind rules and regulations relating to the New Plan and awards granted under the New Plan; provided that, if any such amendment materially and adversely affects the right of any New Plan participant, award holder or beneficiary, then any such amendment will not be effective without the prior written consent of the New Plan participant, award holder or beneficiary.

Eligible Recipients. Persons eligible to receive awards under the New Plan will be those employees, consultants and directors of the Company and our affiliates who are selected by the Administrator. As of the Record Date, there were 43 persons who would be eligible to participate in the New Plan, consisting of 32 eligible employees, 10 directors (including our Chief Executive Officer, who is also included in the count of eligible employees) and two consultants.

Shares Available. The maximum number of shares of Class A common stock that may be delivered to participants under the New Plan will be 5,083,111 shares, subject to adjustment for certain corporate changes affecting the shares. All shares of Class A common stock granted in connection with awards under the New Plan will be counted against the New Plan’s share limit as one share for every one share underlying the award. Canceled, forfeited or expired awards may again become available for grant under the New Plan. Shares subject to an award under the New Plan will not again be made available for issuance or delivery under the New Plan if such shares are (i) shares tendered in payment of a stock option, (ii) shares delivered or withheld by us to satisfy any tax withholding obligation or (iii) shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award.

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Stock Options

General. Subject to the provisions of the New Plan, the Administrator will have the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any stock option; (ii) the exercise price per share; (iii) the expiration date of the stock option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the stock option or the shares underlying the stock option; and (vi) any other terms and conditions as the Administrator may determine. Only employees of the Company or our subsidiaries will be eligible to be granted incentive stock options.

Incentive and Non-Qualified Options. Stock options give the option holder the right to acquire a designated number of shares of Class A common stock at a purchase price that is fixed upon the grant of the stock option (the “exercise price”). The exercise price will not be less than the market price of the Class A common stock on the date of grant. Stock options granted may be either tax-qualified stock options (“incentive stock options”) or non-qualified stock options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Internal Revenue Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years (or five years in the case of employees owning more than 10% of our voting stock). In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.

Option Price. The exercise price for stock options will be determined at the time of grant. The exercise price will not be less than the fair market value on the date of grant. The exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any employee owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. A stock option may be exercised only in accordance with the terms and conditions of the stock option agreement as established by the Administrator at the time of grant. The stock option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the discretion of the Administrator, (i) by delivery to us of other Class A common stock, duly endorsed for transfer to us, with a fair market value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the participant identifies for delivery specific shares of Class A common stock that have an aggregate fair market value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Class A common stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Class A common stock, (ii) a “cashless” exercise program established with a broker, (iii) by reduction in the number of shares of Class A common stock otherwise deliverable upon exercise of such stock option with a fair market value equal to the aggregate exercise price at the time of exercise, (iv) any combination of the foregoing methods or (v) in any other form of legal consideration that may be acceptable to the Administrator.

Expiration or Termination. Stock options, if not previously exercised, will expire on the expiration date established by the Administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years; provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Except as otherwise set forth in the applicable award agreement, stock options will terminate before their expiration date if the holder’s service with us or a subsidiary terminates before the expiration date. The stock option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death or disability, with the precise period during which the option may be exercised to be established by the Administrator and reflected in the grant evidencing the award.

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Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted alone or in tandem with stock options. A SAR is a right to receive a payment in Class A common stock or cash (as determined by the Board) equal in value to the excess of the fair market value of one share of Class A common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share of Class A common stock subject to a SAR may not be less than fair market value at the time of grant.

Restricted Awards. Restricted awards are awards of Class A common stock or common stock units having a value equal to the fair market value of an identical number of shares of Class A common stock. Restricted awards are forfeitable and non-transferable until the awards vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded. Restricted stockholders generally have the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Board may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period. Restricted stock unit (“RSU”) holders will have no voting rights with respect to any RSUs. RSUs may also be granted with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in the award agreement. The Board may provide that the RSUs will be credited with cash and stock dividends paid by us in respect of one share of Class A common stock (“dividend equivalents”). Dividend equivalents will be deferred until the expiration of the applicable restriction period.

Performance Share Awards. The New Plan will provide for performance share awards (the “Performance Share Award”), which will entitle participants to receive a number of actual shares of common stock or share units based upon our performance during a performance period, as determined by the Administrator. The Administrator will have discretion to determine: (i) the number of shares of common stock or stock-denominated units subject to a Performance Share Award granted to any participant; (ii) the performance period applicable to any Award (as such term is defined in the New Plan); (iii) the conditions that must be satisfied for a participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award. The number of Performance Shares earned by a participant will depend on the extent to which the performance goals established by the Administrator are attained within the applicable performance period, as determined by the Administrator. Under the New Plan, no payout will be made with respect to any Performance Share Award except upon written certification by the Administrator that the minimum threshold performance goal(s) have been achieved.

Performance Compensation Awards. The New Plan will also provide for performance compensation awards, representing the right to receive a payment, which may be in the form of cash, shares of Class A common stock or a combination of cash and shares of Class A common stock, based on the attainment of pre-established goals set forth in the applicable award agreement. Performance compensation awards that become vested following the achievement of the performance goals will be paid to participants as soon as administratively practicable following completion of the certification of the achievement of the performance goals by the Administrator but in no event later than 2 1/2 months following the end of the fiscal year during which the performance period is completed.

Performance Criteria. Under the New Plan, one or more performance criteria will be used by the Administrator in establishing performance goals. Any one or more of the performance criteria may be used on an absolute or relative basis to measure our performance, as the Administrator may deem appropriate, or as compared to the performance of a group of comparable companies or published or special index that the Administrator deems appropriate. In determining the actual size of an individual performance compensation award, the Administrator may reduce or eliminate the amount of the award through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate. The Administrator will not have the discretion to grant or provide payment in respect of performance compensation awards if the performance goals have not been attained.

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Other Material Provisions. Awards will be evidenced by a written agreement, in such form as may be approved by the Administrator. In the event of various changes to our capitalization, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the Administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The Administrator will be permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of the Company, including acceleration of vesting or cancellation of any outstanding awards (upon at least 10 days’ advance notice) in exchange for a payment to the award holder the value of such awards in cash, stock, or a combination thereof. Except as otherwise determined by the Administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. As provided by the terms of the applicable award agreement and subject to the discretion of the Administrator, the applicable tax withholding obligation relating to the exercise or acquisition of Class A common stock under an award by any or a combination of the following means: (i) tendering a cash payment; (ii) authorizing us to withhold shares of Class A common stock from the shares of Class A common stock otherwise issuable to the award holder as a result of the exercise or acquisition of Class A common stock under the award; or (iii) delivering to us previously owned and unencumbered shares of Class A common stock. The Administrator will also have the authority, at any time, to discontinue the granting of awards. The Administrator will also have the authority to alter or amend the New Plan or any outstanding award or may terminate the New Plan as to further grants, provided that no amendment will, without the approval of stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the New Plan, change the persons eligible for awards under the New Plan, extend the time within which awards may be made or amend the provisions of the New Plan related to amendments. The New Plan will terminate automatically on the 10th anniversary of its approval by our stockholders. No amendment that would adversely affect any outstanding award made under the New Plan can be made without the consent of the holder of such award.

Summary of Material U.S. Federal Income Tax Consequences

The following summary of tax consequences to the Company and to New Plan participants is not intended to be used as tax guidance to participants in the New Plan. It relates only to U.S. federal income tax and does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. Different tax rules may apply to specific participants and transactions under the New Plan, particularly in jurisdictions outside the United States. In addition, this summary is as of the date of this Information Statement; federal income tax laws and regulations are frequently revised and may be changed again at any time. Therefore, each participant is urged to consult a tax advisor before exercising any award or before disposing of any shares acquired under the New Plan.

Stock Options. The grant of a stock option will not result in taxable income at the time of grant for the participant or the Company. A participant will have no taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply. Upon exercise of a stock option other than an incentive stock option, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. When disposing of shares acquired by exercise of an incentive stock option before the end of the statutory incentive stock option holding periods (i.e., no disposition of the shares occurs within two years from the date of grant, nor within one year from the date of exercise of that incentive stock option), the participant generally must recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of a stock option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss.

Stock Appreciation Rights. The grant of a SAR will not result in taxable income at the time of grant for the participant or the Company. The participant must recognize taxable income equal to the amount of cash received or the fair market value of the shares received upon the exercise of a SAR.

Restricted Stock. Except as described below regarding an election under Section 83(b) of the Internal Revenue Code, a grant of restricted stock will not result in taxable income at the time of grant for the participant or the Company. The participant will recognize ordinary income equal to the fair market value of the shares over the purchase price, if any, when the shares are no longer subject to a substantial risk of forfeiture or become transferable. Any subsequent appreciation in the value of the shares will be taxed as capital gains when the shares are sold. A participant may elect under Section 83(b) of the Internal Revenue Code to recognize taxable income at the time the restricted stock is awarded, in an amount equal to the fair market value of the shares at the time of grant over the purchase price, if any, determined without regard to any forfeiture restrictions. If such an election is made, any subsequent appreciation in the value of the shares will be taxed as capital gains when the shares are sold. Any such election must be filed with the Internal Revenue Service, and a copy must be provided to us, within 30 days following the date of grant.

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Restricted Stock Units. The grant of an RSU will not result in taxable income at the time of grant for the participant or the Company. Upon receiving the shares or cash in respect of an RSU, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income. Any subsequent appreciation in the value of shares will be taxed as capital gains when the shares are sold.

Other Awards. The payment of cash or the issuance of unrestricted shares will generally give rise to taxable income at the time of payment or issuance, equal to the amount of cash paid or the value of the shares issued over the purchase price, if any.

Company Deduction. We are generally entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with stock options, SAR or other awards, but not for amounts (i) the participant recognizes as capital gain and (ii) over $1 million paid to certain “covered employees” under Section 162(m) of the Internal Revenue Code, except for grandfathered arrangements under Section 162(m) of the Internal Revenue Code. We will not be entitled to any tax deduction with respect to the exercise by a participant of an incentive stock option or, if the statutory incentive stock option holding period requirements above are met, the sale by a participant of the underlying shares.

New Plan Benefits

Mr. Irwin has an employment agreement with us that provides for 50% of his annual bonus (which amount is discretionary and unknown at this time but has a target opportunity of up to 100% of Mr. Irwin’s base salary) to be payable in RSUs under our equity incentive plan. Mr. Kovler has an offer letter with us that provides for his annual bonus (which amount is discretionary and unknown at this time but has a target opportunity of up to 50% of Mr. Kovler’s base salary) to be payable in the form of cash or equity (or some combination thereof) under our equity incentive plan. Each of Mr. Mulvihill and one of our non-executive employees has an offer letter with us that provides for their respective annual bonus (which amount is discretionary and unknown at this time but has a target opportunity of up to 50% of Mr. Mulvihill’s and such non-executive employee’s base salary) to be payable 50% in the form of cash and 50% in the form equity under our equity incentive plan. Neither the Compensation Committee nor the Board has made any determination to make future grants to any participants under the New Plan as of the date of this Information Statement. As such, new benefits that will be awarded or paid under the New Plan are not currently determinable.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information on our equity incentive plans as of December 31, 2025.

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted average exercise price of outstanding options, warrants, and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2021 Equity Incentive Plan	695,756	(1)	$18.81		932,786	(4)
Equity compensation plans not approved by security holders
Inducement Stock Option Awards	122,403	(2)	$13.20		—
Total	818,159		16.46	(3)	932,786

 _________________________

(1)	As of December 31, 2025, there were 169,270 stock options to purchase shares of Class A common stock and 526,486 RSUs outstanding under the Existing Plan.
(2)

Reflects inducement stock option awards granted to a former executive in accordance with the commencement of their employment. These inducement stock options were modified with the approval of the Compensation Committee in connection with such former executive’s departure in April 2024 and remained fully vested and outstanding as of December 31, 2025. These inducement stock options were granted outside of the Existing Plan and in accordance with Nasdaq Listing Rule 5635(c)(4) and, thus, did not require shareholder approval.

(3)	Represents the weighted-average exercise price of outstanding stock options.
(4)

Represents shares of Class A common stock available for future issuance under the Existing Plan. The material features of our equity incentive plans are more fully described in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 31, 2026.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO THE ACTIONS TAKEN

Certain of our directors, executive officers and principal stockholders have interests in the matters described in this Information Statement that are different from, or in addition to, those of our other stockholders.

Atlas is purchasing from us 2,923,976 shares of our Class A common stock for an aggregate purchase price of $5,000,000 in the PIPE Transaction. In connection with its participation in the PIPE Transaction, Atlas will receive certain board representation rights and other rights and benefits as described in this Information Statement. Atlas is also an affiliate of the Majority Stockholders that executed the Stockholder Consent approving the actions described in this Information Statement.

Jordan Kovler, our Chief Executive Officer and a member of the Board, is purchasing from us 58,479 shares of our Class A common stock for an aggregate purchase price of $100,000 in the PIPE Transaction. Mr. Kovler is also eligible to receive awards under the New Plan.

Christian Mulvihill, our Chief Financial Officer, is purchasing from us 58,479 shares of our Class A common stock for an aggregate purchase price of $100,000 in the PIPE Transaction. Mr. Mulvihill is also eligible to receive awards under the New Plan.

Dale Irwin, our President, is purchasing from us 58,479 shares of our Class A common stock for an aggregate purchase price of $100,000 in the PIPE Transaction. Mr. Irwin is also eligible to receive awards under the New Plan.

George (Ted) Rogers, a member of the Board, is purchasing from us 2,923,976 shares of our Class A common stock for an aggregate purchase price of $5,000,000 in the PIPE Transaction. Mr. Rogers is also eligible to receive awards under the New Plan.

All of our directors and executive officers are eligible to participate in the New Plan and may receive awards thereunder at the discretion of the administrator of the New Plan.

The Board was aware of the foregoing interests and considered them, among other matters, in approving the PIPE Transaction and the New Plan. The Audit Committee reviewed the related party aspects of the PIPE Transaction involving Atlas, Mr. Kovler, Mr. Mulvihill, Mr. Irwin and Mr. Rogers in accordance with our related party transactions policy. Following such review, the Audit Committee determined that the related party aspects of the PIPE Transaction were negotiated on an arm’s-length basis and are fair to, and in the best interests of, the Company and our stockholders, and approved such related party transactions in accordance with our related party transactions policy.

27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of our common stock as of the Record Date by: (i) each of our directors and named executive officers, (ii) all directors and executive officers as a group, and (iii) each person who is known by us to beneficially own 5% or more of our outstanding common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, including the percentage of voting stock, all common stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each person is c/o Vulcan Infrastructure and Power Inc., 1159 Pittsford-Victor Road, Suite 240, Pittsford, New York 14534.

	Number of Shares Beneficially Owned
Name and Address of Beneficial Owner	Class A Common Stock	Class B Common Stock	Percent Ownership(1)	Percent Voting Power(2)
Directors and Named Executive Officers:
Andrew M. Bursky(3)	1,505,351	2,680,031	23.1%	66.2%
Timothy Fazio(3)	1,505,351	2,680,031	23.1%	66.2%
David Filippelli	—	—	—	—
Dale Irwin	173,630	—	1.0%	*
Jordan Kovler(4)	302,794	—	1.7%	*
Jerome Lay	—	—	—	—
Timothy Lowe	2,400	7,121	*	*
Christian Mulvihill(5)	158,441	—	*	*
Michael Neuscheler	3,711	—	*	*
George (Ted) Rogers	17,240	16,000	*	*
Charles Zeynel(6)	37,831	—	*	*
All directors and executive officers, as a group (11 persons)	2,201,398	2,703,152	27.0%	68.4%
Principal Stockholders (> 5% of outstanding common stock)
Entities affiliated with Atlas(3)	1,505,351	2,680,031	23.1%	66.2%
*Indicates less than 1%
(1)	Based on 15,400,548 shares of Class A common stock outstanding, plus 2,733,394 shares of Class B common stock outstanding as of the Record Date.
(2)	Based on 15,400,548 shares of Class A common stock outstanding, plus 2,733,394 shares of Class B common stock outstanding as of the Record Date. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to 10 votes per share.
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(3)

Based solely on Amendment No. 5 to the Schedule 13D filed on July 20, 2026. Includes, as of the Record Date, (i) 119,048 shares of Class A common stock held directly by GGH Bridge Investment LP, (ii) 993,300 shares of Class A common stock and 1,920,266 shares of Class B common stock held of record by Atlas Capital Resources (A9) LP, (iii) 356,664 shares of Class A common stock and 689,512 shares of Class B common stock held of record by Atlas Capital Resources (A9-Parallel) LP and (iv) 36,339 shares of Class A common stock and 70,253 shares of Class B common stock held of record by Atlas Capital Resources (P) LP. Atlas Capital GP LP (“ACR GPLP”) is the general partner of these entities and Atlas Capital Resources GP LLC (“ACR GP”) is the general partner of ACR GPLP, each of which may be deemed to beneficially own the share held by these entities. Mr. Fazio and Mr. Bursky are each a managing partner of ACR GP and may be deemed to have shared voting and investment power over the securities held by these entities. Mr. Fazio and Mr. Bursky each disclaims beneficial ownership of such shares except to the extent of each of his pecuniary interest therein. The address for Messrs. Fazio and Bursky is c/o Atlas Holdings LLC, 100 Northfield Street, Greenwich, Connecticut 06830.

(4)	Includes 66,667 shares underlying stock options owned by Mr. Kovler, which have an exercise price of $4.97 per share and expire on November 16, 2033, that are exercisable within 60 days of the Record Date.
(5)	Includes 2,000 shares underlying stock options owned by Mr. Mulvihill, which have an exercise price of $71.80 per share and expire on July 27, 2031.
(6)	Includes shares underlying 22,831 RSUs that are scheduled to vest within 60 days of the Record Date.

29

DIRECTOR COMPENSATION

Our Compensation Committee has previously approved the following annual cash retainers for each of our non-employee directors: $40,000 for service as a member of the Board (following an increase of $10,000 per annum effective January 1, 2025 approved by the Compensation Committee); $20,000 for service as the Vice Chair of the Board; and $10,000 for service as the Chair of the Audit Committee. For 2025, our non-employee directors received cash retainers for their service as directors during 2025 in the amounts set forth in the table below.

Messrs. Bursky, Fazio, Filippelli and Lay do not receive any compensation from us.

The table below sets forth information regarding director compensation for each director’s services as a member of our Board for the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
David Anderson(1)	—	—	—	—
Andrew M. Bursky	—	—	—	—
Timothy Fazio	—	—	—	—
Kenneth Fearn(1)(3)	30,000	134,036	—	164,036
David Filippelli	—	—	—	—
Jordan Kovler	—	—	—	—
Christopher Krug(1)(3)	30,000	134,036	—	164,036
Jerome Lay	—	—	—	—
Timothy Lowe	40,000	—	—	40,000
Michael Neuscheler	50,000	—	—	50,000
George (Ted) Rogers	60,000	—	—	60,000
Daniel Rothaupt(1)	7,500	—	—	7,500
Charles Zeynel(2)(3)	50,000	124,705	—	174,705

(1)

On April 14, 2025, as part of a planned refreshment of the Board and not due to any disagreement with the Company on any matter relating to its operations, policies or practices, each of Messrs. Anderson and Rothaupt tendered his resignation as a member of the Board, effective April 17, 2025. On April 16, 2025, the Company announced the appointment of Messrs. Fearn and Krug to fill the vacancies resulting from such resignations, effective April 17, 2025. On April 15, 2026, each of Messrs. Fearn and Krug notified the Company of his resignation as a member of the Board, effective as of April 15, 2026.

(2)	On August 11, 2025, Mr. Zeynel was appointed to the Board, effective immediately.
(3)	Reflects aggregate cash compensation and one-time discretionary stock awards to each of Messrs. Fearn, Krug and Zeynel in connection with their appointment to the Board and service on the Board and a special committee thereof.

30

EXECUTIVE COMPENSATION

This section sets forth the compensation of our named executive officers (our “NEOs”), a group comprising (i) our principal executive officers during the last completed fiscal year, (ii) our two other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year and (iii) up to two of our other most highly compensated executive officers who were not serving as executive officers at the end of our last completed fiscal year. Our NEOs are:

•	Jordan Kovler, our Chief Executive Officer;
•	Dale Irwin, our President; and
•	Christian Mulvihill, our Chief Financial Officer.

As an “emerging growth company” under the JOBS Act, we are permitted to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. Accordingly, we have not included in this section a compensation discussion and analysis of our executive compensation programs or tabular compensation information other than the “Summary Compensation Table” and the “Outstanding Equity Awards at Fiscal Year-End” table below. In addition, for so long as we are an emerging growth company, we will not be required to provide disclosure regarding pay versus performance or submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on-frequency” votes. We expect our emerging growth company status to expire in September 2026, and consequently, we will be required to provide the additional disclosures from which we are currently exempt beginning in 2027.

Summary Compensation Table

The following table sets forth the compensation of our NEOs for service in all capacities for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(3)	Total Compensation ($)
Jordan Kovler Chief Executive Officer	2025	354,600	137,500	94,583	—	43,756	630,439
	2024	350,000	—	143,590	—	40,557	534,147
Dale Irwin President	2025	354,600	137,500	63,282	—	36,858	592,240
	2024	355,769	45,000	152,934	—	35,646	589,349
Christian Mulvihill Chief Financial Officer	2025	276,700	118,750	63,282	—	22,551	481,283
	2024	250,000	45,000	264,946	—	21,591	581,537

 _________________________

(1)	Salary amounts reflect base salary earned during 2025 and include the effect of salary adjustments approved by the Compensation Committee effective January 30, 2025 (for Mr. Mulvihill) and November 14, 2025 (for each of Messrs. Kovler, Irwin and Mulvihill).
(2)	Does not include certain equity awards made to Messrs. Irwin, Kovler and Mulvihill in 2025 as described in “Elements of Executive Compensation—Equity Awards.”
(3)

The amounts for Mr. Kovler include the cost of health insurance premiums equal to $32,573 and $27,904 in 2025 and 2024, respectively, and 401(k) matching contributions in an amount equal to $11,183 and $12,653 in 2025 and 2024, respectively. The amounts for Mr. Irwin include the cost of health insurance premiums equal to $22,858 and $19,615 in 2025 and 2024, respectively, and 401(k) matching contributions in an amount equal to $14,000 and $16,031 in 2025 and 2024, respectively. The amounts for Mr. Mulvihill include the cost of health insurance premiums equal to $11,429 and $9,791 in 2025 and 2024, respectively, and 401(k) matching contributions in an amount equal to $11,122 and $11,800 in 2025 and 2024, respectively.

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Elements of Executive Compensation

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. As of December 31, 2025, the base salary of Messrs. Kovler, Irwin and Mulvihill was $385,000, $385,000 and $302,500, respectively.

Equity Awards

We generally intend to grant annual equity awards pursuant to our Existing Plan to senior management, including our NEOs. On February 13, 2024, Mr. Mulvihill was granted a one-time sign on bonus in connection with his appointment as Chief Financial Officer of 32,051 shares of Class A common stock, which vested immediately. On November 12, 2024, Mr. Mulvihill was awarded a one-time grant of 20,000 RSUs, which vested in 12 equal installments on a monthly basis beginning one month after the grant date. On March 26, 2025, in connection with bonus compensation for fiscal year 2024 pursuant to the Existing Plan, each of Messrs. Irwin, Kovler and Mulvihill were awarded 55,515, 91,912 and 55,515 RSUs, respectively, all of which vested immediately. On May 19, 2025, each of Messrs. Irwin, Kovler and Mulvihill were awarded a one-time discretionary bonus of 12,737 RSUs, which vested in May 2025. Subsequent to the fiscal year ended December 31, 2025, in connection with bonus compensation for fiscal year 2025 pursuant to the Existing Plan, each of Messrs. Irwin, Kovler and Mulvihill were awarded 110,000, 110,000 and 95,000 RSUs, respectively, all of which vested immediately.

Employment Arrangements with our NEOs

Except as otherwise specifically provided below, all of our NEOs are employees at will and do not have employment agreements with us.

Offer Letter with Mr. Kovler. In connection with his employment by the Company as Chief Executive Officer, Mr. Kovler entered into an Offer Letter with us, effective November 16, 2023, pursuant to which Mr. Kovler is employed at will and received an initial base annual salary in the amount of $350,000. In addition, Mr. Kovler received (i) a one-time sign-on bonus equal to a 15-day pro-rated portion of the base salary, and (ii) a one-time grant of (A) $200,000 worth of our Class A common stock and (B) 100,000 non-qualified stock options (the “Sign-On Options”) pursuant to the Existing Plan. The Sign-On Options are exercisable at $4.97 per share and vest over a three-year period in equal annual installments. In addition, Mr. Kovler is eligible to receive an annual target bonus of up to 50% of the base salary in either cash or equity of the Company (or any combination of cash and equity), subject to such terms and performance conditions as determined by the Board. Mr. Kovler and his dependents are also eligible to participate in our benefits programs, subject to the terms thereof. Mr. Kovler is also entitled to reimbursement for out-of-pocket travel expenses in connection with the performance of his duties as Chief Executive Officer pursuant to our expense reimbursement policies. If we terminate Mr. Kovler’s service without cause or we undergo a Change in Control (as such term is defined in the Existing Plan), and in either case Mr. Kovler is not subsequently employed in a position acceptable to him with another portfolio company affiliated with Atlas Holdings, subject to the execution of a release, Mr. Kovler will be eligible to receive six months’ severance payments of his base salary at the time of such termination or Change in Control. On November 14, 2025, the Compensation Committee approved an increase in Mr. Kovler’s base salary to $385,000, effective November 14, 2025.

Offer Letter with Mr. Mulvihill. In connection with his employment by the Company as Chief Financial Officer, Mr. Mulvihill entered into an Offer Letter with us, effective October 11, 2023, pursuant to which Mr. Mulvihill is employed at will and received an initial base salary in the amount of $250,000. In addition, Mr. Mulvihill received a one-time sign-on bonus of $125,000 worth of our Class A common stock. Mr. Mulvihill is also eligible to receive an annual target bonus of up to 25% of base salary in cash and up to 25% of base salary in equity, subject to such terms and performance conditions as determined by the Board. If we terminate Mr. Mulvihill’s service without cause or we undergo a Change in Control, and in either case Mr. Mulvihill is not subsequently employed in a position acceptable to him with another portfolio company affiliated with Atlas Holdings, subject to the execution of a release, Mr. Mulvihill will be eligible to receive six months’ severance payments of his base salary at the time of such termination or Change in Control. Subsequent to the fiscal year ended December 31, 2024, the Compensation Committee approved an increase in Mr. Mulvihill’s base salary to $275,000 per year, effective January 30, 2025, and, on November 14, 2025, approved a further increase in his base salary to $302,500 per year, effective November 14, 2025.

32

Executive Employment Agreement with Mr. Irwin. We entered into an Executive Employment Agreement, dated August 15, 2022, with Mr. Irwin. Mr. Irwin’s Executive Employment Agreement provides that Mr. Irwin is employed at will and eligible for (i) an annual base salary of $450,000 (which has been subsequently reduced to $350,000 effective January 14, 2024 in connection with a general salary reduction for management) and (ii) a target annual bonus opportunity of up to 50% of Mr. Irwin’s annual base salary, 50% of which will be paid in RSUs under the Existing Plan, vesting in equal annual installments on the first three anniversaries of the grant date, subject to Mr. Irwin’s continued employment through each vesting date and otherwise subject to approval by the Compensation Committee or the Board, as applicable, and the terms and conditions of the Existing Plan. On November 14, 2025, the Compensation Committee approved an increase in Mr. Irwin’s base salary to $385,000 per year, effective November 14, 2025.

Pursuant to the Executive Employment Agreement, if Mr. Irwin’s employment with the Company is terminated by us without Cause or if Mr. Irwin resigns with Good Reason (as each term is defined in his Executive Employment Agreement), in addition to any accrued base salary through and including the date of termination and any amounts or benefits required to be paid or provided under applicable law or accrued and vested under the benefit plans of the Company (the “Accrued Amounts”), Mr. Irwin would be entitled to receive, subject to execution of a release and compliance with restrictive covenants: (i) continued payment of his annual base salary for a period of 12 months following the date of termination; (ii) Company-subsidized COBRA coverage equal to the same portion of the monthly premium we pay for active employees until the earlier of (x) the one-year anniversary of the date of termination or (y) the date Mr. Irwin became eligible for health insurance coverage under the health plan of another employer; (iii) an amount equal to 100% of Mr. Irwin’s target annual bonus opportunity for the fiscal year in which the termination of employment occurred, payable on the first anniversary of the date of termination; (iv) any earned but unpaid annual bonus for the completed fiscal year that ended prior to the fiscal year in which the termination of employment occurs, payable on the date such annual bonuses are paid to similarly situated employees of the Company; and (v) continued vesting of any time-vesting RSUs that would have vested in the 12-month period following the date of termination. If Mr. Irwin’s employment is terminated due to death or Disability (as defined in the Executive Employment Agreement), Mr. Irwin will be entitled to receive, subject to execution of a release and compliance with restrictive covenants, (a) the Accrued Amounts, (b) accelerated vesting of all outstanding unvested RSUs representing the deferred portion of Mr. Irwin’s annual bonus for prior years and (c) pro rata vesting of any time-vesting RSUs based on the period employed prior to termination.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by each of our NEOs as of December 31, 2025.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
Dale Irwin	—	—	—	—	4,680(1)	6,926(5)
Jordan Kovler	66,667(2)	33,333(3)	4.97	11/16/2033	—	—
Christian Mulvihill	2,000(4)	—	71.80	07/27/2031	4,680(1)	6,926(5)

_______________________
(1)	Represents RSUs, which vested on February 1, 2026.
(2)	Represents options to purchase shares of Class A common stock, which vested in two equal installments on each of November 16, 2024 and 2025.
33

(3)	Represents options to purchase shares of Class A common stock, which vest on November 16, 2026, subject to Mr. Kovler’s continued service to the Company through such date.
(4)	Represents options to purchase shares of Class A common stock, which vested in three equal annual installments on the first, second and third anniversaries of July 27, 2021.
(3)	(5) Market value is calculated by multiplying the number of RSU awards that have not vested by the closing price of our common stock on December 31, 2025, the last trading day of 2025, which was $1.48.

Retirement and Employee Benefits

Greenidge Generation LLC (“Greenidge Generation”) sponsors a 401(k) plan covering substantially all Greenidge Generation employees, including our NEOs. Employees become eligible to participate in the plan upon one month of service and the attainment of age twenty-one. Eligible employees may elect to make either pre-tax or Roth contributions to the plan, subject to limitations set forth by the plan and the Internal Revenue Code. Greenidge Generation makes safe harbor matching contributions equal to 100% of the first 3% of employees’ eligible earnings and an additional 50% on the next 2% of employees’ eligible earnings. Greenidge Generation may also make a non-elective contribution at its discretion.

Potential Payments Upon Termination of Employment or Change in Control

Descriptions of the severance payments and benefits to be provided to our NEOs, including in respect of equity awards held by our NEOs, in connection with certain terminations of employment both in connection with a change in control and not in connection with a change in control, are set forth in “Elements of Executive Compensation—Employment Arrangements with our NEOs.”

34

NO DISSENTERS’ OR APPRAISAL RIGHTS

Under the DGCL, stockholders are not entitled to appraisal or dissenters’ rights in connection with the actions described in this Information Statement. The actions approved by the Majority Stockholders consist of the approval of share issuances and the adoption of an equity incentive plan, neither of which gives rise to appraisal rights under Section 262 of the DGCL. Accordingly, stockholders will not have the right to dissent and will not be entitled to receive payment for their shares in connection with the actions described herein.

EFFECTIVENESS OF CORPORATE ACTIONS

Notwithstanding the execution and delivery of the Stockholder Consent by the Majority Stockholders, as described in this Information Statement, the actions approved by the Stockholder Consent will not become effective until at least 20 calendar days following the date on which this Information Statement is first sent or given to our stockholders in accordance with Rule 14c-2 under the Exchange Act. This Information Statement is being mailed to stockholders of record on or about August , 2026. Copies of the Transaction Documents and the New Plan are attached to this Information Statement as Annexes A through I.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

We incorporate by reference the documents listed below:

•	our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026;
•	the information specifically incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2025 from our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 30, 2026;
•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 15, 2026;
•	our Current Reports on Form 8-K (only to the extent “filed” and not “furnished”), filed with the SEC on March 11, 2026, April 9, 2026, April 16, 2026, May 1, 2026, June 4, 2026, June 25, 2026, July 20, 2026 and July 23, 2026; and
•	the description of our capital stock set forth in Exhibit 4.6 of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, together with any amendments or reports filed for the purpose of updating such description.

Copies of certain information filed by us with the SEC, including our Annual Report and Quarterly Reports, are also available on our website at www.vulcanip.com. Information contained on our website or accessible through our website is not incorporated by reference herein.

Alternatively, you may request a copy of any or all of these filings at no cost, by writing or calling us at:

Vulcan Infrastructure and Power Inc.
Attention: Investor Relations
1159 Pittsford-Victor Road, Suite 240
Pittsford, New York 14534
(315) 536-2359

DISTRIBUTION AND COSTS

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. Brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by such persons, and we will reimburse them for their expenses incurred in connection therewith.

35

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding issuers that file with the SEC. The site’s internet address is www.sec.gov. Copies of these documents may also be obtained by writing to our address provided above.

STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one copy of this Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Furthermore, we undertake to deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a copy of this Information Statement by contacting us orally at (315) 536-2359 or written request at Attention: Investor Relations, 1159 Pittsford-Victor Road, Suite 240, Pittsford, New York 14534. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

OTHER MATTERS

This Information Statement is dated as of August , 2026. You should not assume that the information contained in this Information Statement is accurate as of any other date, unless expressly provided.

Jordan Kovler

Dated: August , 2026	Chief Executive Officer

36

ANNEX A
MIG Subscription Agreement

SUBSCRIPTION AGREEMENT

between

MIG REF II INFR, LLC

“Purchaser”

and

Greenidge Generation Holdings Inc.

“Issuer”

Dated as of July 19, 2026

Page

ARTICLE 1 PURCHASE AND SALE OF THE SHARES, THE CONVERTIBLE NOTE AND THE WARRANTS	1
1.1 Purchase and Sale of the Shares, the Convertible Note and the Warrants.	1
1.2 Purchase Price.	1
1.3 Payment of Purchase Price.	2
1.4 Delivery of Shares, Convertible Note and Warrants.	2
1.5 Purchaser Exchange Act Filings	2
ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF ISSUER	2
2.1 Listing.	2
2.2 SEC Reports.	2
2.3 No Material Adverse Change in Business.	2
2.4 Financial Statements.	3
2.5 Independent Accountants.	4
2.6 Good Standing of Issuer.	4
2.7 Subsidiaries.	4
2.8 Capitalization.	4
2.9 Shares, Convertible Note, Conversion Shares, Warrants, Warrant Shares.	5
2.10 Litigation.	5
2.11 No Conflicts.	5
2.12 Compliance with Laws; Permits and Orders.	6
2.13 Authorization.	6
2.14 Investment Company Act.	6
2.15 Registration Rights.	7
2.16 No Stabilization or Manipulation.	7
2.17 Property.	7
2.18 Title Insurance.	7
2.19 Environmental Laws.	8
2.20 Internal Accounting and Other Controls.	8
2.21 Disclosure Controls.	8
2.22 Insolvency; Financial Covenants.	8
2.23 Absence of Labor Dispute.	9
2.24 Use of Proceeds.	9
2.25 No Finder’s Fees.	9
2.26 Insurance.	9
2.27 Absence of Undisclosed Liabilities.	9
2.28 Taxes.	10
2.29 No Registration	10
2.30 Certain Information.	10
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PURCHASER	11
3.1 Authority.	11
3.2 Brokers and Finders.	11
3.3 Securities Act.	11
3.4 Beneficial Ownership of Class A Common Stock.	11
3.5 Availability of Funds.	11
3.6 Securities Offering Exemption	11
3.7 No Conflicts.	12
3.8 Legends.	12

i

(continued)

Page

ARTICLE 4 CONDITIONS TO CLOSING	12
4.1 Conditions to Purchaser’s Obligations.	12
4.2 Conditions to Issuer’s Obligations.	15
ARTICLE 5 ADDITIONAL COVENANTS	15
5.1 Confidentiality.	15
5.2 Public Announcements.	16
5.3 Approvals.	16
5.4 Reservation of Shares of Class A Common Stock.	17
5.5 Operation of Business.	17
5.6 Fee Reimbursement.	18
ARTICLE 6 TERMINATION	18
6.1 Termination.	18
6.2 Notice of Termination.	18
6.3 Effect of Termination.	19
ARTICLE 7 GENERAL PROVISIONS	19
7.1 Definitions.	19
7.2 Fees and Expenses.	23
7.3 Notices.	23
7.4 Assignment	24
7.5 No Benefit to Others.	24
7.6 Headings and Gender; Construction; Interpretation.	25
7.7 Counterparts.	25
7.8 Integration of Agreement.	25
7.9 Waiver.	25
7.10 Governing Law.	25
7.11 Partial Invalidity.	26
7.12 Survival.	26
7.13 Specific Enforcement.	26
7.14 Investment Unit.	26

ii

Subscription AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of July 19, 2026, between MIG REF II INFR, LLC (“Purchaser”) and Greenidge Generation Holdings Inc. (“Issuer”).

WHEREAS, Issuer desires to sell and Purchaser desires to purchase (i) 2,923,976 shares (the “Shares”) of Issuer’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), (ii) a secured convertible note in the form attached hereto as Exhibit A (the “Convertible Note”) in the aggregate principal amount of $10,000,000, which shall be convertible into shares of Class A Common Stock (as converted, the “Conversion Shares”), and (iii) warrants in the form attached hereto as Exhibit B (the “Warrants”) to purchase up to an additional 1,754,386 shares of Class A Common Stock (the “Warrant Shares”), for the consideration and on the terms set forth in this Agreement, which Shares, Convertible Note, Conversion Shares, Warrants and Warrant Shares will be offered and sold to Purchaser in a private placement without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), in reliance upon Section 4(a)(2) thereof and/or Regulation D thereunder;

WHEREAS, on the date hereof, Issuer has entered into subscription agreements (collectively, the “Other Subscription Agreements”) with (i) Atlas GREE Investment Holdco LLC (“Atlas”), providing for the issuance and sale by Issuer to Atlas of $5,000,000 of shares of Class A Common Stock at the Per Share Purchase Price, (ii) Conversant Capital LLC (“Conversant”), providing for the issuance and sale by Issuer to Conversant of $5,950,000 of shares of Class A Common Stock at the Per Share Purchase Price, and (iii) certain other investors, providing for the issuance and sale of additional shares of Class A Common Stock at the Per Share Purchase Price, such sales to occur concurrently with the Closing;

WHEREAS, on the date hereof, the holders of a majority of the outstanding voting power of Issuer have provided the Stockholder Consent; and

WHEREAS, certain capitalized terms used in this Agreement are defined in Section 7.1 of this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1 PURCHASE AND SALE OF THE SHARES, THE CONVERTIBLE NOTE AND THE WARRANTS

1.1Purchase and Sale of the Shares, the Convertible Note and the Warrants.

On and subject to the terms and conditions of this Agreement, on the Closing Date, Issuer shall sell, and Purchaser shall purchase (i) the Shares, (ii) the Convertible Note and (iii) the Warrants free and clear of any and all Liens (other than those imposed by the Certificate of Incorporation and federal and state Laws). On and subject to the terms and conditions of this Agreement, the closing of the issuance, sale and purchase of the Shares, the Convertible Note and the Warrants (the “Closing”) shall take place remotely via the exchange of final documents and signature pages on the third (3rd) Business Day following the satisfaction (or waiver) of the conditions set forth in Article 4 (other than those conditions that by their nature are to be first satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), or such other time and place as Issuer and Purchaser may agree. The date on which the Closing is to occur is herein referred to as the “Closing Date”.

1.2Purchase Price.

The aggregate purchase price for the Shares, the Convertible Note and the Warrants shall be $15,000,000 (the “Purchase Price”), which amount equals (a) the product of (i) the purchase price per share for the Shares of $1.71 (the “Per Share Purchase Price”) and (ii) the number of Shares being purchased by Purchaser, plus (b) 100% of the principal amount of the Convertible Note.

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1.3Payment of Purchase Price.

Three (3) Business Days prior to the Closing Date, Purchaser shall deposit an amount in cash equal to the Purchase Price, by wire transfer in immediately available funds in U.S. dollars, into an escrow account with an escrow agent selected by Issuer and reasonably acceptable to Purchaser (the “Escrow Agent”) pursuant to an escrow agreement to be entered into among Purchaser, Issuer and the Escrow Agent (the “Escrow Agreement”). The Purchase Price shall be released from escrow to Issuer on the Closing Date in accordance with the terms of the Escrow Agreement. A Federal Reserve Reference Number shall be requested of the Escrow Agent at the time of the transfer for the purpose of assisting Issuer in confirming receipt of the funds.

1.4Delivery of Shares, Convertible Note and Warrants.

On the Closing Date, Issuer shall (a) irrevocably instruct its transfer agent to record the issuance of the Shares to Purchaser, in book-entry form pursuant to the transfer agent’s regular procedures, free and clear of all restrictive and other notations or legends except as provided in Section 3.8 hereof, (b) deliver the duly executed Convertible Note to Purchaser, in certificated form, (c) deliver the duly executed Warrants to Purchaser, in certificated form, and (d) deliver, to the extent not previously delivered, the items required to be delivered by Issuer set forth in Section 4.1.

1.5Purchaser Exchange Act Filings

Purchaser acknowledges that it shall be responsible for any filings required by it under Sections 13 or 16 of the Exchange Act in connection with the purchase or acquisition of any shares of Class A Common Stock.

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF ISSUER

Issuer hereby represents and warrants to Purchaser, as of the date hereof and as of the Closing Date, that:

2.1Listing.

Issuer’s Class A Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is currently listed and quoted on the Nasdaq Global Select Market under the trading symbol “GREE.” Except as disclosed in the SEC Reports, Issuer is in compliance with the listing and maintenance requirements of the Nasdaq.

2.2SEC Reports.

(a)Except as set forth in the SEC Reports, Issuer has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Such reports filed by Issuer under the Exchange Act during the 12 months preceding the date hereof, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by Issuer under the Exchange Act, whether or not any such reports were required, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports.”

(b)As of their respective dates (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing), the SEC Reports filed by Issuer complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) by Issuer, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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2.3No Material Adverse Change in Business.

Since December 31, 2025 and except as otherwise disclosed in the SEC Reports: (a) there has not occurred any material adverse change or any development that is reasonably likely to have a material adverse effect on the condition (financial, tax or otherwise), results of operations, business, properties or assets (tangible and intangible) of Issuer and its Subsidiaries considered as one enterprise (other than changes or developments relating to (i) changes in general economic conditions in the United States, other than changes which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (ii) the execution or the announcement of this Agreement and the Other Subscription Agreements, or the consummation of the transactions contemplated hereby and thereby, (iii) changes in GAAP or the accounting rules or regulations of the Commission, (iv) changes in conditions in the cryptocurrency mining, digital asset, datacenter ownership, operation or development, electric power generation or energy markets generally, other than changes which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (v) any decline in the market price or trading volume of the Class A Common Stock in and of itself (it being understood that the facts or circumstances underlying any such decline or change may be taken into account in determining whether a Material Adverse Effect has occurred), (vi) any failure by Issuer to meet any budgets, plans, projections or forecasts, in and of itself (it being understood that the facts or circumstances underlying any such failure may be taken into account in determining whether a Material Adverse Effect has occurred), (vii) any acts of war, armed conflict, military actions, terrorism or sabotage, other than such acts which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (viii) any hurricane, tornado, flood, earthquake, natural disaster, pandemic, epidemic or other act of God, other than such events which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, or (ix) any changes in applicable Law or regulation (other than changes in GAAP or the accounting rules or regulations of the Commission addressed in clause (iii) above)) (a “Material Adverse Effect”); (b) there has been no dividend or distribution of any kind declared, paid or made by Issuer on any class of its capital shares (other than a pro rata distribution to existing holders of shares of Class A Common Stock of rights to purchase additional shares, where each right entitles the holder thereof to purchase no more than one (1) additional share of Class A Common Stock); (c) there has not been an announcement by Issuer of an allegation made by a Governmental Body of fraud or malfeasance on the part of an Executive Officer of Issuer, without regard to its impact on the results of operations, business, properties or assets of Issuer and its Subsidiaries; and (d) there has not been an announcement by Issuer of a breach of a covenant in any indebtedness of Issuer, or an announcement of the receipt by Issuer of a notice of default issued by any lender of such indebtedness that (i) could reasonably be expected to have a Material Adverse Effect and (ii) has not been cured or waived at or prior to the Closing Date (any such Material Adverse Effect, declaration, payment or making of a dividend or distribution, or announcement contemplated by clauses (a) through (d), a “Material Adverse Change”).

2.4Financial Statements.

The consolidated financial statements and supporting schedules of Issuer included in the SEC Reports (in each case, other than any pro forma financial information and projections) present fairly, in all material respects, the financial position of Issuer and its consolidated Subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the SEC Reports, said financial statements have been prepared in conformity with GAAP applied on a consistent basis; and the supporting schedules, if any, included in the SEC Reports present fairly in all material respects the information required to be stated therein. The statements of certain revenues and expenses of the properties acquired or proposed to be acquired, if any, included in the SEC Reports present fairly in all material respects the information set forth therein and have been prepared, in all material respects, in accordance with the applicable financial statement requirements of Regulation S-X under the Exchange Act with respect to real estate operations acquired or to be acquired, to the extent required under applicable Commission rules and regulations. The pro forma financial statements and the other pro forma financial information (including the notes thereto), included in the SEC Reports present fairly, in all material respects, the information set forth therein, have been prepared, in all material respects, in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein and the assumptions used in the preparation of such pro forma financial statements and other pro forma financial information (including the notes thereto), if any, are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. All disclosures contained in the SEC Reports regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. All material agreements to which Issuer or any of its Subsidiaries is a party or to which the property or assets of Issuer or any of its Subsidiaries are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the Commission.

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2.5Independent Accountants.

MaloneBailey, LLP, which has expressed its opinion on the audited financial statements and related schedules included in the SEC Reports, is an independent registered public accounting firm within the meaning of the Securities Act.

2.6Good Standing of Issuer.

Issuer has been duly organized and is validly existing and in good standing as a corporation under the Laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the SEC Reports; and Issuer is duly qualified to do business and is in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to qualify and be in good standing could not reasonably be expected to have or result in a Material Adverse Effect.

2.7Subsidiaries.

Each Subsidiary listed on Schedule 2.7 (“Significant Subsidiary”) has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the Laws of the jurisdiction of its incorporation or formation; has corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation or limited liability company to transact business; and is in good standing in each jurisdiction in which such qualification is required, except where the failure to qualify and be in good standing could not reasonably be expected to have or result in a Material Adverse Effect.

2.8Capitalization.

(a)On the date hereof, the authorized capital stock of Issuer consists of (i) 500,000,000 shares of common stock, par value $0.0001 per share, consisting of (A) 400,000,000 shares of Class A Common Stock, of which 15,400,548 shares are issued and outstanding and 3,993,899 shares are reserved for issuance pursuant to outstanding warrants and convertible securities (including 2,733,394 shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”) issued and outstanding), and (B) 100,000,000 shares of Class B Common Stock, of which 2,733,394 shares are issued and outstanding; and (ii) 20,000,000 shares of Preferred Stock, par value $0.0001 per share, none of which are issued and outstanding.

(b)All of the issued and outstanding shares of capital stock of each class of Issuer on the date hereof have been duly authorized and validly issued and are fully paid and non-assessable. On the date hereof, except as disclosed in the SEC Reports and other than shares of Class A Common Stock reserved for issuance under Issuer’s equity compensation plans or arrangements for officers, directors and other Employees and outstanding convertible securities and warrants, no shares of the capital stock of Issuer are reserved for issuance. On the date hereof, except as disclosed in the SEC Reports and other than the Shares, the Convertible Note, the Conversion Shares, the Warrants, the Warrant Shares, the shares of Class A Common Stock to be issued pursuant to the Other Subscription Agreements and shares of Class A Common Stock to be issued under Issuer’s equity compensation plans or arrangements for officers, directors and other Employees, or outstanding convertible securities and warrants, Issuer has no obligation to issue any additional shares of its capital stock, or securities convertible into or exchangeable for shares of its capital stock. None of the shares of capital stock of Issuer outstanding on the date hereof has been issued in violation of any preemptive rights of the current or past shareholders of Issuer. On the date hereof, except as disclosed in the SEC Reports and other than as set forth above, no rights relating to the purchase of capital stock of any class or series of Issuer are issued or outstanding nor are there any agreements, written or oral, providing for the issuance of any rights relating to the capital stock of any class or series of Issuer.

(c)All of the issued and outstanding capital stock or membership interests of Issuer’s Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by Issuer, free and clear of any Liens, except as set forth in the SEC Reports and except for such Liens that could not reasonably be expected to have or result in a Material Adverse Effect.

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2.9Shares, Convertible Note, Conversion Shares, Warrants, Warrant Shares.

The Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares have been duly authorized for issuance and sale pursuant to this Agreement, subject to the effectiveness of the Stockholder Consent. When issued and delivered pursuant to this Agreement against payment of the consideration therefor specified herein, the Shares will be validly issued, fully paid and non-assessable and will be issued in compliance with federal and state securities Laws. When issued and delivered pursuant to this Agreement against payment of the consideration therefor specified herein, the Convertible Note and the Warrants will be valid and binding obligations of Issuer, enforceable against Issuer in accordance with their terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally, by the exercise of judicial discretion in accordance with equitable principles and by public policy to the extent that any provision relates to indemnification, contribution or exculpation, and will be issued in compliance with federal and state securities Laws. When issued and delivered upon conversion of the Convertible Note or exercise of the Warrants, as applicable, in accordance with their terms and against payment of the conversion price or exercise price, as applicable, specified therein, the Conversion Shares and the Warrant Shares will be validly issued, fully paid and non-assessable and will be issued in compliance with federal and state securities Laws. None of the Shares, the Convertible Note, the Conversion Shares, the Warrants or the Warrant Shares will be issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of Issuer.

2.10Litigation.

There is no Litigation before or by any court or other Governmental Body currently pending, or, to the knowledge of Issuer, threatened against or adversely affecting (a) Issuer or its Subsidiaries, their business or any of their respective assets or properties, at law or in equity, which is required to be disclosed in the SEC Reports (other than as disclosed therein), and which could reasonably be expected to have or result in a Material Adverse Effect or would materially and adversely affect the consummation of this Agreement or the transactions contemplated herein, or (b) the Mississippi Powered Land.

2.11No Conflicts.

Neither Issuer nor any of its Subsidiaries is in violation of its respective certificate or articles of incorporation or similar organizational document, or its bylaws or similar operating document, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its respective properties may be bound, where such defaults could reasonably be expected to have or result in a Material Adverse Effect; and the execution and delivery of this Agreement, the Ancillary Agreements and the Other Agreements have been authorized by all necessary corporate action of Issuer, and following the effectiveness of the Stockholder Consent, the consummation of the issuance and sale of the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares contemplated hereby, and the issuance and sale of the shares of Class A Common Stock contemplated by the Other Subscription Agreements, will have been duly authorized by all necessary corporate action of Issuer. Compliance by Issuer with its obligations hereunder and under the Ancillary Agreements and the Other Agreements will not conflict with or constitute a breach of, or default under (or constitute a default which with the passage of time or giving of notice, or both, would constitute an event of a default), or result in the creation or imposition of any Lien (other than Liens created by the Ancillary Agreements) upon any properties or assets of Issuer or its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which Issuer or any of its Subsidiaries is a party or by which it may be bound or to which any of the properties or assets of Issuer or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of their respective certificates of incorporation or similar organizational documents, or their respective bylaws or similar operating documents, as the case may be, or, to the knowledge of Issuer, any Law or Order. No Consent or Order of any court or Governmental Body is required for the consummation by Issuer of the issuance and sale of the securities contemplated by this Agreement and the Other Subscription Agreements, except (i) for the Regulatory Approvals, (ii) such as has been or will be obtained or as may be required under the Securities Act, the Exchange Act and state securities Laws in connection with the transactions contemplated hereby and (iii) any Consent or Order, the failure of which to be obtained would not, individually or in the aggregate, reasonably be expected to be material to Issuer and its Subsidiaries, taken as a whole, or prevent, or materially and adversely affect, the consummation of this Agreement or the transactions contemplated herein.

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2.12Compliance with Laws; Permits and Orders.

Neither Issuer nor any of its Subsidiaries is engaged in any activity or has omitted to take any action that is or creates a violation of any Law applicable to Issuer or such Subsidiary, except where such violation could not reasonably be expected to have or result in a Material Adverse Effect. Neither Issuer nor any of its Subsidiaries is subject to any Order which has had or could reasonably be expected to have or result in a Material Adverse Effect. Except as disclosed in the SEC Reports, Issuer and its Subsidiaries possess all Permits necessary for the lawful operation of their business as presently conducted and are in compliance with all such Permits and all applicable Laws and Orders where a failure to have such Permits or to so comply could reasonably be expected to have or result in a Material Adverse Effect. Except as disclosed in the SEC Reports, neither Issuer nor any of its Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have or result in a Material Adverse Effect. To the knowledge of Issuer, no officer, director or Employee of Issuer or any of its Subsidiaries is subject to any Order that prohibits such officer, director or Employee from engaging in or continuing any conduct, activity, or practice relating to Issuer, its Subsidiaries or their respective businesses except where such prohibition could not reasonably be expected to have or result in a Material Adverse Effect. To the knowledge of Issuer, neither Issuer nor any of its Subsidiaries has at any time during the last five years (a) made any unlawful contribution to any political candidate, or failed to disclose fully any contribution in violation of Law or (b) made any payment to any federal, state or local governmental, regulatory or administrative officer or official, or other Person charged with similar public or quasi-public duties, other than payments required or permitted by the Laws of the United States or any jurisdiction thereof. Except as disclosed in the SEC Reports, neither Issuer nor any of its Subsidiaries has received at any time any written notice or other written communication from any Governmental Body or any other Person regarding (a) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law or (b) any actual, alleged, possible, or potential obligation on the part of Issuer or any of its Subsidiaries to undertake, or to bear all or any portion of any Liability related to, any non-environmental remedial action of any nature, where such violation or obligation could reasonably be expected to have or result in a Material Adverse Effect.

2.13Authorization.

Issuer’s Board of Directors has approved this Agreement, the Ancillary Agreements and the Other Agreements and the transactions contemplated hereby and thereby. Issuer has the full right, power and authority to execute and deliver this Agreement, the Ancillary Agreements and the Other Agreements and, upon effectiveness of the Stockholder Consent, to perform its obligations under this Agreement, the Ancillary Agreements and the Other Agreements, including the issuance and sale of the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares pursuant to this Agreement. Other than the Stockholder Consent, no approval of Issuer’s stockholders is required to consummate the transactions contemplated by this Agreement and the Ancillary Agreements and the Other Agreements. This Agreement and the Other Subscription Agreements represent, and when executed and delivered by the parties thereto at the Closing, the Ancillary Agreements and the Other Agreements will represent, valid and binding obligations of Issuer, enforceable against Issuer in accordance with their terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally, by the exercise of judicial discretion in accordance with equitable principles and by public policy to the extent that any provision relates to indemnification, contribution or exculpation.

2.14Investment Company Act.

Neither Issuer nor any of its Subsidiaries is, or will be immediately after the consummation of the issuance and sale of the Shares, the Convertible Note, and the Warrants contemplated by this Agreement, or the issuance and sale of the shares of Class A Common Stock contemplated by the Other Subscription Agreements, required to be registered as an investment company under the Investment Company Act of 1940, as amended.

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2.15Registration Rights.

There are no Persons with registration or other similar rights to have any equity or debt securities of Issuer or any affiliate (as defined in Rule 501(b) of Regulation D) registered for sale under a registration statement, except for rights contained in the Investor Rights Agreement and the Investor Rights Agreement, to be dated on or about the Closing Date, between Issuer and Atlas (the “Other Investor Rights Agreement”) and the registration and other rights set forth in, and granted to investors in connection with, the Other Subscription Agreements.

2.16No Stabilization or Manipulation.

None of Issuer or any of its Subsidiaries or, to Issuer’s knowledge, any of the officers and directors thereof acting on Issuer’s or such Subsidiaries’ behalf has taken, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Class A Common Stock.

2.17Property.

Except as described in the SEC Reports (a) Issuer or its Subsidiaries have good and marketable title or leasehold interest, as the case may be, to the Properties described in the SEC Reports as being owned by Issuer or its Subsidiaries, in each case free and clear of all Liens and defects (collectively, “Defects”), other than (i) Liens securing obligations under the Ancillary Agreements, (ii) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) with respect to the Mississippi Powered Land, easements, rights-of-way, covenants, conditions, restrictions and other title encumbrances that do not, individually or in the aggregate, materially impair the intended use or value thereof, (v) Liens arising from judgments or awards being contested in good faith and adequately bonded or stayed pending appeal and do not exceed $1,250,000, and (vi) Defects in existence on the date of this Agreement and listed on Schedule 2.17(a) (such defects covered in clauses (i) to this clause (vi), collectively, the “Permitted Exceptions”) and (vii) where such Defects, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect, (b) none of Issuer, its Subsidiaries or, to the knowledge of Issuer, any lessee of any of the Properties is in default under any of the leases governing the Properties, except such defaults that could not reasonably be expected to have or result in a Material Adverse Effect, and Issuer does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that could not reasonably be expected to have or result in a Material Adverse Effect, (c) neither Issuer nor any Subsidiary has received written notice of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that would in any manner affect the size of, use of, improvements on, construction or access to the Properties, except such proceedings, changes, or actions that could not reasonably be expected to have or result in a Material Adverse Effect, (d) Issuer or its Subsidiaries each own or lease or otherwise possess the rights to use all material real or personal property necessary for use in the conduct of its business, (e) Issuer and its Subsidiaries have good and valid title to all other owned real or personal property and valid leasehold interests in all other leased real or personal property, in each case free and clear of all Defects except for such Defects that could not reasonably be expected to have or result in a Material Adverse Effect and (f) Issuer and its Subsidiaries have the right and power to transfer and encumber the Mississippi Powered Land without the consent or approval of any Third Party.

2.18Title Insurance.

Except as described in the SEC Reports, Issuer or its Subsidiaries have title insurance on each of the Properties: (a) insuring that Issuer or the applicable Subsidiary has good and marketable title (or leasehold interest) to the applicable Property, free and clear of all Defects other than such Defects as could not reasonably be expected to have or result in a Material Adverse Effect, and (b) in an amount as is commercially reasonable for such Property and consistent with the types and amounts of insurance typically maintained by owners and operators of similar properties except, in each case, where the failure to have such title insurance could not reasonably be expected to have or result in a Material Adverse Effect in the event of any loss or title defect that would otherwise be insured against by such title insurance.

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2.19Environmental Laws.

Except as disclosed in the SEC Reports, (a) with respect to the Properties there (i) is no presence of any Hazardous Materials in violation of or in a manner that would give rise to Liability under Environmental Laws, and (ii) are no spills, releases, emissions, discharges or disposals of Hazardous Materials in violation of or in a manner that would give rise to Liability under Environmental Laws or any contract that have occurred or are presently occurring, which presence or occurrence in (i) or (ii) above could reasonably be expected to have or result in a Material Adverse Effect; (b) Issuer and each of its Subsidiaries have not (i) failed to comply with applicable Environmental Laws except where such failure could not reasonably be expected to have or result in a Material Adverse Effect, (ii) received any written notice of a claim or Liability pursuant to any Environmental Law or pertaining to Hazardous Materials that could reasonably be expected to have or result in a Material Adverse Effect, (iii) received any written notice of any Governmental Body claiming any violation of or Liability relating to any Environmental Law that could reasonably be expected to have or result in a Material Adverse Effect, (iv) received any written notice of the inclusion or proposed inclusion of any Property on the National Priorities List issued pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601 et seq., by the EPA, on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, or on any similar list published by any Governmental Body of contaminated sites potentially requiring removal, remediation, or response action pursuant to any other Environmental Law, except where such inclusion could not reasonably be expected to have or result in a Material Adverse Effect, or (v) otherwise become subject to any Liability relating to any Environmental Law or Hazardous Material, except as could not reasonably be expected to have or result in a Material Adverse Effect; (c) Issuer and each of its Subsidiaries have received and are and have been in compliance with all Environmental Permits in connection with Issuer’s and each of its Subsidiaries’ operation and use of the Properties, except where such noncompliance could not reasonably be expected to have or result in a Material Adverse Effect, and (d) neither Issuer nor any of its Subsidiaries has assumed, undertaken, agreed to provide indemnification for or otherwise become subject to any Liability of any other Person relating to or arising from any Environmental Law or any Hazardous Material, except as could not reasonably be expected to have or result in a Material Adverse Effect.

2.20Internal Accounting and Other Controls.

Issuer and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization and (d) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Issuer has no material weaknesses in its internal control over financial reporting and, except as described in the SEC Reports, since the end of Issuer’s most recent audited fiscal year, there has been no change in Issuer’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Issuer’s internal control over financial reporting.

2.21Disclosure Controls.

Issuer has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) in accordance with the rules and regulations under the Sarbanes-Oxley Act of 2002, the Securities Act and the Exchange Act.

2.22Insolvency; Financial Covenants.

(a)After giving effect to the issuance and sale of the Shares and the Convertible Note contemplated by this Agreement and the issuance and sale of the shares of Class A Common Stock contemplated by the Other Subscription Agreements and the application of the proceeds thereof to redeem Issuer’s outstanding 8.50% Senior Notes due 2026 (the “2026 Notes”), neither Issuer nor any of its Subsidiaries will: (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liabilities on its existing debts as they mature); (ii) have unreasonably small capital with which to engage in its business; or (iii) have incurred debts beyond its ability to pay as they become due.

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(b)As of the date of this Agreement, Issuer has no knowledge of any facts or circumstances that would reasonably be expected to cause MaloneBailey, LLP to issue an opinion with respect to Issuer’s financial statements as of and for the year ending December 31, 2026 that contains a “going concern” determination, after giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements (including the redemption of the 2026 Notes); provided that no representation is made as to what conclusions MaloneBailey, LLP will ultimately reach or as to the future financial performance of Issuer.

(c)After giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements, neither Issuer nor any of its Subsidiaries is or will be in breach of any financial covenant contained in any indebtedness that could reasonably be expected to have or result in a Material Adverse Effect; nor does Issuer have knowledge of any existing condition, including the transactions contemplated by this Agreement, that will, with the passage of time, result in a default under any indebtedness in an amount exceeding $2,000,000.

2.23Absence of Labor Dispute.

Except as disclosed in the SEC Reports, and except for matters which would not, individually or in the aggregate, have a Material Adverse Effect: (a) neither Issuer nor any of its Subsidiaries is engaged in any unfair labor practice; (b) there is (i) no unfair labor practice complaint pending or, to the best knowledge of Issuer, threatened against Issuer or any of its Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (ii) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of Issuer, threatened against Issuer or any of its Subsidiaries, and (iii) no union representation dispute currently existing concerning the employees of Issuer or any of its Subsidiaries; and (c) to the best knowledge of Issuer, (i) no union organizing activities are currently taking place concerning the employees of Issuer or any of its Subsidiaries and (ii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the employees of Issuer or any of its Subsidiaries.

2.24Use of Proceeds.

Issuer shall use the proceeds received from the issuance and sale of the Shares and the Convertible Note contemplated hereby, together with the proceeds received from the issuance and sale of the shares of Class A Common Stock contemplated by the Other Subscription Agreements, for the purpose of redeeming the 2026 Notes. Any proceeds that remain following such repayment shall be used for general corporate purposes, including to fund the predevelopment of Issuer’s operations located in Dresden, New York, and Columbus, Mississippi.

2.25No Finder’s Fees.

Issuer has not incurred (directly or indirectly) nor shall it incur, directly or indirectly, any Liability for any broker’s, finder’s, financial advisor’s or other similar fee, charge or commission in connection with this Agreement, the Other Subscription Agreements or the transactions contemplated hereby or thereby.

2.26Insurance.

Except as disclosed in the SEC Reports, Issuer and its Subsidiaries, their assets and properties and their Employees are insured under various policies of general liability and other forms of insurance, which policies are of the type and in the amounts customary and adequate for their business.

2.27Absence of Undisclosed Liabilities.

Except as (a) reflected or reserved against in the most recent consolidated balance sheet of Issuer included in the SEC Reports, (b) disclosed in the SEC Reports, or (c) incurred in the ordinary course of business since the date of the most recent balance sheet included in the SEC Reports not exceeding $1,250,000 in the aggregate, neither Issuer nor any of its Subsidiaries has any material Undisclosed Liabilities.

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2.28Taxes.

(a)Except as described in the SEC Reports, all Tax Returns required to be filed by or on behalf of Issuer or any Subsidiary have been duly and timely filed with the appropriate Taxing Authority in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns are true, complete, and correct in all respects, except, other than with respect to federal income Tax Returns of Issuer, where such failure to file or failure to be true, complete, and correct could not reasonably be expected to have or result in a Material Adverse Effect. All Taxes payable by or on behalf of Issuer or any Subsidiary have been fully and timely paid (whether or not shown on any Tax Return), except where such failure to fully and/or timely pay could not reasonably be expected to have or result in a Material Adverse Effect. With respect to any period for which Tax Returns of or relating to Issuer or any of its Subsidiaries have not yet been filed or for which Taxes are not yet due or owing, Issuer has made due and sufficient accruals for such material Taxes on the face of the most recent balance sheet included in the financial statements of Issuer and on its Books and Records. All required estimated Tax payments sufficient to avoid any underpayment penalties have been made by or on behalf of Issuer and each Subsidiary, except where such failure to make such payments could not reasonably be expected to have or result in a Material Adverse Effect. There are no Liens as a result of any unpaid Taxes upon any of the assets of Issuer or any of its Subsidiaries, except for such Liens as could not reasonably be expected to have or result in a Material Adverse Effect. Except as described in the SEC Reports, neither Issuer nor any of its Subsidiaries is the subject of any audit, examination or other proceeding in respect of Taxes, and neither Issuer nor any of its Subsidiaries has received written notice that it is the subject of any audit, examination or other proceeding in respect of Taxes by any Taxing Authority. Except as described in the SEC Reports, no deficiencies for any Taxes have been proposed, asserted or assessed against Issuer or any of its Subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending, except where such deficiencies could not reasonably be expected to have or result in a Material Adverse Effect.

(b)Each of Issuer and its Subsidiaries has complied in all respects with all applicable Laws relating to the payment and withholding of Taxes and has duly and timely withheld and paid over to the appropriate Taxing Authority all amounts required to be so withheld and paid under all applicable Laws, except where such failure to comply, withhold or pay could not reasonably be expected to have or result in a Material Adverse Effect.

No Registration.

(a)Assuming the accuracy of the representations and warranties of Purchaser contained in Article 3 hereof and Purchaser’s compliance with its agreements set forth herein, it is not necessary in connection with the offer, issuance, sale and delivery of the Shares, the Convertible Note and the Warrants in the manner contemplated by this Agreement to register the offer or sale of any of the Shares, the Convertible Note and the Warrants under the Securities Act.

(b)Assuming the accuracy of the representations and warranties of the other investors party to the Other Subscription Agreements and their compliance with their respective agreements set forth therein, it is not necessary in connection with the offer, issuance, sale and delivery of the shares of Class A Common Stock in the manner contemplated by the Other Subscription Agreements to register the offer or sale of any of such shares of Class A Common Stock under the Securities Act.

2.30Certain Information.

All written information provided by Issuer to Purchaser specifically in connection with the transactions contemplated by this Agreement that is not already included or incorporated by reference in the SEC Reports is, to the knowledge of Issuer, true and correct in all material respects as of the date provided; provided that (i) no representation or warranty is made with respect to any forward-looking statements, projections, estimates, budgets or other forward-looking information included in any such written information, and (ii) information included or incorporated by reference in the SEC Reports is governed exclusively by the representations and warranties set forth in Section 2.2. All Class A Common Stock being sold either under the Other Subscription Agreement or to the Other Investors is being sold at the Per Share Purchase Price.

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ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Issuer, as of the date hereof and as of the Closing Date, as follows:

3.1Authority.

Purchaser has full right, power and authority to execute and deliver this Agreement and the Ancillary Agreements, to the extent it is a party thereto, and to perform its obligations under this Agreement and the Ancillary Agreements, to the extent it is a party thereto. This Agreement is a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally, and by the exercise of judicial discretion in accordance with equitable principles. No Consent of any third party, or Consent or Order of any court or Governmental Body is required for the consummation by Purchaser of the purchase of the securities contemplated by this Agreement, except for the Regulatory Approvals.

3.2Brokers and Finders.

Purchaser has not incurred any Liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the transactions contemplated by this Agreement, and Issuer will not incur any Liability for any such fees or commissions as a result of any activities or agreements by Purchaser in connection with the transactions contemplated by this Agreement.

3.3Securities Act.

Purchaser is acquiring the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares for its own account, for investment purposes and not with a view towards their distribution within the meaning of Section 2(a)(11) of the Securities Act in any manner that would be in violation of the Securities Act.

3.4Beneficial Ownership of Class A Common Stock.

As of the date hereof, Purchaser is not the Beneficial Owner of (a) any Class A Common Stock or (b) any securities or other instruments representing the right to acquire Class A Common Stock.

3.5Availability of Funds.

Purchaser has available cash in an amount sufficient for Purchaser to pay the aggregate Purchase Price for the Shares and the Convertible Note and all fees, expenses and other amounts contemplated to be paid by Purchaser in connection with the transactions contemplated by this Agreement.

3.6Securities Offering Exemption

(a)Purchaser is an “accredited investor” as defined in Rule 501(a)(3) under the Securities Act.

(b)Purchaser understands that the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Issuer is relying in part upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares without registration under the Securities Act.

(c)Purchaser understands that its investment in the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares involves risk. Purchaser (a) is able to fully bear the economic risk of an investment in the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares, (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares and (c) has had an opportunity to ask questions of and receive answers from the officers of Issuer concerning the financial condition and business of Issuer and other matters related to an investment in the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares. Neither such inquiries nor any other due diligence investigations conducted by Purchaser or its representatives shall modify, amend or affect Purchaser’s right to rely on Issuer’s representations and warranties contained in Article 2 above. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares.

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(d)Purchaser is not purchasing the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares as a result of any advertisement, article, notice or other communication regarding the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)Purchaser hereby represents that neither Purchaser nor any of its Rule 506(d) Related Parties (as defined below) is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

3.7No Conflicts.

Neither the execution and delivery of this Agreement or any Ancillary Agreements by Purchaser, nor the performance by Purchaser of its obligations hereunder or thereunder, nor the consummation by Purchaser of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of Purchaser’s certificate of incorporation, certificate of formation, limited liability company agreement, partnership agreement, bylaws or other organizational documents, as applicable, (b) result in a violation of any applicable Law or Order, or (c) conflict with or violate any contract, agreement or instrument to which Purchaser is a party or by which Purchaser or any of its properties or assets is bound, except, with respect to clauses (b) and (c), for any violation or conflict which could not reasonably be expected to materially delay or hinder the ability of Purchaser to perform its obligations under this Agreement.

3.8Legends.

(a)Purchaser understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities Laws, any certificates or other instruments representing the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares shall bear customary legends referencing such restrictions on transferability.

(b)Notwithstanding the provisions in Section 3.8(a), and subject to the provision of representation letters from Purchaser and its representatives as Issuer may reasonably require, certificates or instruments representing the Shares, the Convertible Note, the Conversion Shares, the Warrants or the Warrant Shares shall not contain any legend, (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). Purchaser agrees that the removal of the restrictive legend from certificates or instruments representing such security as set forth in this Section 3.8(b) is predicated upon Issuer’s reliance that Purchaser will sell any such security pursuant to either the registration requirements of the Securities Act or an exemption therefrom.

ARTICLE 4 CONDITIONS TO CLOSING

4.1Conditions to Purchaser’s Obligations.

The obligations of Purchaser to consummate the transactions contemplated hereby to be consummated at the Closing are subject to the satisfaction or written waiver (to the extent any such waiver is permitted by applicable Law) by Purchaser, on or prior to the Closing Date, of each of the following conditions precedent:

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(a)The representations and warranties of Issuer contained in Article 2 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for (i) representations and warranties that speak as of a specific date (other than the Fundamental Representations), which shall be true and correct in all material respects as of such specific date, and (ii) the representations and warranties set forth in Section 2.6 (Good Standing of Issuer), Section 2.8 (Capitalization), Section 2.9 (Shares, Convertible Note, Conversion Shares, Warrants, Warrant Shares), Section 2.11 (No Conflicts), Section 2.13 (Authorization), paragraph (b) of Section 2.22 (Insolvency; Financial Covenants) and Section 2.29 (No Registration) (the “Fundamental Representations”), which shall be true and correct in all respects as of the date when made and, except that with respect to Section 2.8 (which speaks only as of the date hereof and shall not be required to be true and correct as of the Closing Date), as of the Closing Date); provided that, for purposes of this Section 4.1(a) (other than with respect to the Fundamental Representations), inaccuracies in representations and warranties shall be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do not constitute, and would not reasonably be expected to result in, a Material Adverse Effect.

(b)Issuer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c)Issuer shall have delivered to Purchaser evidence of issuance of the Shares, the duly executed Convertible Note and the duly executed Warrants, as contemplated by Section 1.4, on the Closing Date.

(d)Issuer shall have taken all steps necessary for the listing of the Shares, the Conversion Shares and the Warrant Shares on Nasdaq or such other national exchange on which the Class A Common Stock is listed; and the Shares, the Conversion Shares, and the Warrant Shares shall have been approved for listing, on Nasdaq or such other national exchange on which the Class A Common Stock is listed, subject to official notice of issuance.

(e)Issuer shall have delivered to Purchaser copies of all authorizations, Orders or Consents of any Governmental Body and any other Third Party required to consummate the issuance and sale of the Shares, the Convertible Note, the Conversion Shares, the Warrants and the Warrant Shares to Purchaser and the issuance and sale of the shares of Class A Common Stock contemplated by the Other Subscription Agreements, other than the Regulatory Approvals.

(f)Issuer shall have delivered to Purchaser a certificate of the Secretary or Assistant Secretary of Issuer containing a true and correct copy of the resolutions duly adopted by Issuer’s Board of Directors, approving and authorizing this Agreement, the Ancillary Agreements and the Other Agreements, which certificate also certifies that such resolutions have not been rescinded, revoked, modified, or otherwise affected and remain in full force and effect.

(g)Issuer shall have delivered to Purchaser a certificate of incumbency of Issuer executed by the Secretary or Assistant Secretary of Issuer listing the officers of Issuer authorized to execute this Agreement and the Ancillary Agreements, which certificate also certifies as to the authority of each such officer to execute the agreements, documents, and instruments on behalf of Issuer in connection with the consummation of the transactions contemplated hereby and thereby.

(h)Issuer shall have delivered to Purchaser (i) a copy of the Certificate of Incorporation of Issuer, certified as of a recent date by the Secretary of State of the State of Delaware, and a copy of the bylaws of Issuer, certified as of the date thereof by the Secretary or Assistant Secretary of Issuer; (ii) copies of the certificate of incorporation or similar organizational document, as amended, of each Significant Subsidiary, certified as of a recent date by the Secretary of State of the state under the Laws of which the Significant Subsidiary is incorporated or organized, and copies of the bylaws or similar operating document of each Significant Subsidiary, as amended, certified as of the date thereof by the Secretary or Assistant Secretary of the Significant Subsidiary; and (iii) certificates of status, good standing or existence with respect to Issuer and each Significant Subsidiary from the Secretary of State of the state under the Laws of which Issuer or such Significant Subsidiary is incorporated or organized, as applicable, and of each other state in which Issuer is qualified or registered to do business, dated as of a recent date.

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(i)Issuer shall have delivered to Purchaser the opinions of Raines Feldman Littrell LLP, Olshan Frome Wolosky LLP and such other counsel, each as counsel to Issuer, relating to the matters set forth on Schedule 4.1(i), in each case in form and substance reasonably satisfactory to Purchaser.

(j)Issuer shall have duly executed and delivered to Purchaser the Investor Rights Agreement, dated as of the Closing Date, in the form attached hereto as Exhibit C (the “Investor Rights Agreement”), duly executed by Issuer.

(k)Issuer shall have delivered to Purchaser a duly executed copy of the document in the form attached hereto as Schedule 4.1(k).

(l)Issuer and certain of its Subsidiaries, as grantors, shall have duly executed and delivered to Purchaser a Security Agreement, dated as of the Closing Date (the “Security Agreement”), relating to certain of the collateral securing the Convertible Note in a form and substance reasonably acceptable to Purchaser.

(m)Issuer shall have delivered to Purchaser forms of UCC-1 financing statements (“Financing Statements”) and landlord waivers, and other documents and instruments which Purchaser reasonably deems necessary to perfect or protect its security interest in any collateral described in the Security Agreement, the Pledge Agreement and the Deed of Trust, and Purchaser shall have received copies of UCC, tax judgment, litigation, bankruptcy and lien search results in all jurisdictions reasonably requested by Purchaser, dated as of a date reasonably near to the Closing Date, which, in the case of UCC and lien searches, shall list all effective financing statements or other liens which name the Issuer or its Subsidiaries as debtor.

(n)With respect to the Mississippi Powered Land, Issuer shall have executed and delivered to Purchaser each of the following, each in form and substance acceptable to Purchaser:

(i) (A) an Equity Pledge and Security Agreement (the “Pledge Agreement”) executed by the direct owner (“Pledgor”) of 100% of the equity interests in Greenidge Mississippi LLC, a Mississippi limited liability company (the “Mississippi Powered Land Owner”), and (B) the Pledge Guaranty executed by Pledgor in favor of Purchaser (the “Pledge Guaranty”); and

(ii) (A) an organizational chart showing the direct and indirect ownership of Mississippi Powered Land Owner and Pledgor; and (B) organizational documents, resolutions, certificates and consents with respect to Pledgor and such partners, members, managers, joint ventures or other controlling parties of Pledgor as Purchaser may require.

(o)As of the Closing Date, the Mississippi Powered Land shall continue to be wholly owned in fee simple by the Mississippi Powered Land Owner and shall be free of Defects, other than Permitted Exceptions, and Pledgor shall be, directly or indirectly, wholly owned and Controlled by Issuer.

(p)Issuer shall have delivered to Purchaser evidence reasonably satisfactory to Purchaser that Issuer’s Board of Directors shall have approved (i) the reconstitution of Issuer’s Board of Directors and the appointment of the directors identified by Purchaser pursuant to Purchaser’s rights to identify two individuals for nomination as directors on Issuer’s Board of Directors prior to the date on which the Regulatory Approvals are obtained as contemplated by the Investor Rights Agreement and the Other Investor Rights Agreement, which reconstitution and appointments shall be effective on the Closing Date, and (ii) the reconstitution of Issuer’s Board of Directors and the appointment of the directors identified by Purchaser pursuant to Purchaser’s rights to representation on Issuer’s Board of Directors following the receipt of the Regulatory Approvals as contemplated by the Investor Rights Agreement and the Other Investor Rights Agreement, which reconstitution and appointments shall be effective on the date that the Regulatory Approvals are obtained.

(q)Issuer shall have delivered to Purchaser a copy of each Other Subscription Agreement, in form and substance reasonably acceptable to Purchaser and duly executed by Issuer and the applicable Third Parties party thereto, and the sales of the shares of Class A Common Stock thereunder (which shall result in net proceeds in an amount that, when taken together with the net proceeds of the sale of the Shares and the Convertible Note pursuant to this Agreement and other available cash on hand, is at least equal to the sum of $10,000,000 plus the principal amount of 2026 Notes then outstanding), and the other transactions contemplated by the Other Subscription Agreements shall have been consummated in accordance with the terms of the Other Subscription Agreements no later than concurrently with the Closing hereunder.

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(r)There shall be no Order of any Governmental Body in effect as of the Closing that restrains, prohibits or makes illegal the consummation of the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements.

(s)Since the date of this Agreement, and after giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements, there shall not have occurred any Material Adverse Change that is continuing as of the Closing Date, and no Event of Default (as defined in the Convertible Note) shall have occurred and be continuing and no event or condition that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default (as defined in the Convertible Note) shall have occurred and be continuing.

(t)Issuer shall have delivered to Purchaser the Fee Reimbursement contemplated by Section 5.6.

(u)The Mississippi Powered Land Owner and certain of Issuer’s other Subsidiaries, as grantors, shall have duly executed and delivered to Purchaser one or more subsidiary guaranties in favor of Purchaser (collectively, the “Subsidiary Guaranty”), in form and substance acceptable to Purchaser.

(v)The Issuer shall have received gross proceeds of no less than $30,000,000 from the closing of the transactions contemplated by this Agreement and the Other Subscription Agreements.

4.2Conditions to Issuer’s Obligations.

The obligations of Issuer to consummate the transactions contemplated hereby to be consummated at the Closing are subject to the satisfaction or written waiver (to the extent any such waiver is permitted by applicable Law) by Issuer, on or prior to the Closing Date, of each of the following conditions precedent:

(a)The representations and warranties of Purchaser contained in Article 3 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date).

(b)Purchaser shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c)Purchaser shall have delivered to Issuer the Purchase Price as contemplated by Section 1.3 on the Closing Date.

(d)Purchaser shall have delivered to Issuer a copy of the Investor Rights Agreement, duly executed by Purchaser.

(e)There shall be no Order of any Governmental Body in effect as of the Closing that restrains, prohibits or makes illegal the consummation of the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements.

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ARTICLE 5 ADDITIONAL COVENANTS

5.1Confidentiality.

Purchaser will, and will direct its Affiliates and its and their respective representatives to, keep confidential any Information concerning Issuer, its Subsidiaries or its Affiliates that may be furnished to Purchaser, its Affiliates or their respective representatives by or on behalf of Issuer or any of its representatives pursuant to this Agreement, provided that the Information may be disclosed (a) to Purchaser’s Affiliates, its and their, direct and indirect equityholders, limited partners or members and its and their respective representatives on a need-to-know basis (including in connection with investor reporting activities) (provided that Purchaser’s Affiliates and the respective representatives agree to maintain the confidentiality of such Information and Purchaser will remain liable for any damages arising out of a failure by Purchaser’s Affiliates and the respective representatives to keep such Information confidential in accordance with the provisions hereof unless such Affiliate or representative has entered into a confidentiality agreement enforceable by Issuer), and (b) in the event that Purchaser, any of its Affiliates or any of its or their respective representatives are requested or required by applicable Law, regulation, judgment, stock exchange rule or other applicable judicial or governmental process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Information, in each of which instances Purchaser, its Affiliates and its and their respective representatives, as the case may be, shall, to the extent legally permitted, provide notice to Issuer sufficiently in advance of any such disclosure so that Issuer will have a reasonable opportunity to timely seek to limit, condition or quash such disclosure. Purchaser acknowledges that it is aware, and that it has advised and will advise its Affiliates and its and their respective representatives who receive the Information, that applicable securities laws prohibit any Person who has received material non-public information concerning Issuer from purchasing or selling securities of Issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities, and Purchaser agrees to comply, and to cause its Affiliates and its and their respective representatives to comply, with all applicable federal and state securities laws with respect to the Information.

5.2Public Announcements.

Issuer and Purchaser shall each use commercially reasonable efforts to consult with the other Party before issuing any press releases or otherwise making any public statements or filings with any Governmental Body with respect to this Agreement or the transactions contemplated hereby, and shall consider in good faith any reasonable objections raised by the other Party thereto; provided that neither Party shall be required to delay or refrain from making any such statement or filing if the other Party has not provided its comments within two (2) Business Days after being provided a draft thereof for review. In addition, Issuer shall use commercially reasonable efforts to consult with Purchaser prior to making any disclosure specifically describing the material terms of this Agreement in (a) a Current Report on Form 8-K filed to announce the entry into this Agreement or (b) scripted conference calls or analyst meetings where discussion of this Agreement or the transactions contemplated hereby occurs.

5.3Approvals.

(a)Pursuant to the written consent, dated the date hereof, of the holders of a majority of the voting power of Issuer, Issuer has obtained all requisite Consents of its stockholders for the issuance of the Shares, the Convertible Note, the Conversion Shares, the Warrants, the Warrant Shares, and the shares of Class A Common Stock to be issued pursuant to the Other Subscription Agreements (the “Stockholder Consent”). Promptly following the date of this Agreement, Issuer shall prepare and deliver to holders of its capital stock an Information Statement on Schedule 14C and such other information as may be necessary or appropriate regarding the Stockholder Consent pursuant to the Certificate of Incorporation, Issuer’s bylaws, Delaware law and the Exchange Act such that such Stockholder Consent shall be effective on the Closing Date.

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(b)Subject to the terms and conditions of this Agreement, each of Issuer and Purchaser shall cooperate with each other and use (and shall cause its Subsidiaries (excluding, for the avoidance of doubt, with respect to Purchaser, any portfolio company controlled by Purchaser or any of its affiliates or controlled by any funds managed or advised by Purchaser or any of its affiliates) to use) its reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to promptly (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with each other in doing, all things necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as reasonably practicable, and in any event on or before the Outside Date, and to consummate and make effective, in the most expeditious manner reasonably practicable, the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements, including preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtain all Consents, registrations, Permits, authorizations, Orders and other confirmations from any Governmental Body or any Third Party necessary, proper or advisable to consummate the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements, including the Regulatory Approvals as described in Section 5.3(c) of this Agreement, (iii) execute and deliver any additional instruments necessary to consummate the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements and (iv) defend or contest in good faith any Litigation brought by a Third Party that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements.

(c)Issuer and Purchaser agree to make appropriate filings to obtain the Regulatory Approvals, which shall include (i) an application with FERC pursuant to section 203 of the Federal Power Act requesting approval for the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements and (ii) an application with the NYPSC pursuant to the NYPSL with respect to the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements, as promptly as reasonably practicable following the date of this Agreement, to act diligently and reasonably cooperate in the preparation and submittal of such filings and/or in any regulatory proceedings or litigation that may arise relating to such filings, and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested by FERC or the NYPSC in connection with the requests for the Regulatory Approvals and to promptly take any and all steps necessary to avoid or eliminate each and every impediment to obtaining the Regulatory Approvals that may be required pursuant to the Federal Power Act and the NYPSL so as to enable the parties hereto to consummate the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements.

(d)Each of Issuer and Purchaser shall use their respective reasonable best efforts to (i) cooperate in all respects with the other Party in connection with any filing or submission with a Governmental Body in connection with the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements and in connection with any investigation or other inquiry by or before a Governmental Body relating to the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements, including any proceeding initiated by a private person, (ii) keep the other Party informed in all material respects and on a reasonably timely basis of any material communication received by Issuer or Purchaser, as the case may be, from or given by Issuer or Purchaser, as the case may be, to the FERC, the NYPSC or any other Governmental Body and of any material communication received or given in connection with any proceeding by a private Person, in each case regarding the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements, (iii) subject to applicable Laws relating to the exchange of information, and to the extent reasonably practicable, consult with the other Party with respect to information relating to such Party and its respective Subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any Third Party or any Governmental Body in connection with the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements, and (iv) to the extent permitted by the FERC, the NYPSC or such other applicable Governmental Body or other Person, give the other Party the opportunity to attend and participate in such meetings and conferences as such Governmental Body may schedule in relation to the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements, and/or the Consents requested from such Governmental Body. Without limiting the foregoing, following the date hereof until the Regulatory Approvals have been obtained, Issuer and Purchaser shall not, and shall not permit any of their respective Affiliates and Subsidiaries to, acquire or agree to acquire any rights, assets, business, Person or division thereof (through acquisition, license, joint venture, collaboration or otherwise) if such acquisition would reasonably be expected to materially increase the risk of not obtaining any applicable Regulatory Approval, or would reasonably be expected to materially prevent or prohibit or impede, interfere with or delay obtaining any applicable Regulatory Approval.

5.4Reservation of Shares of Class A Common Stock.

So long as the Convertible Note or any of the Warrants, as applicable, remain outstanding, Issuer shall have reserved from its duly authorized share capital and shall have instructed its transfer agent to irrevocably reserve the maximum number of shares of Class A Common Stock issuable upon full (i) conversion of the Convertible Note and (ii) exercise of the Warrants; provided that at no time shall the number of shares of Class A Common Stock reserved pursuant to this Section 5.4 be reduced other than proportionally in connection with any conversion and/or redemption, or exercise or reverse stock split.

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5.5Operation of Business.

Except as required by applicable Law, as expressly contemplated by this Agreement, or as constitutes a Permitted Action (as defined below), during the period from the date of this Agreement until the Closing Date (or such earlier date on which this Agreement may be terminated pursuant to Section 6.1), Issuer shall, and shall cause its Subsidiaries (including any guarantors or grantors to be party to the Ancillary Agreements) to, operate their respective businesses in the ordinary course. Notwithstanding the foregoing, the following actions shall constitute “Permitted Actions” and shall not be deemed a breach of this Section 5.5: (a) the redemption of the 2026 Notes in accordance with Section 2.24; (b) the preparation and filing of the Schedule 14C Information Statement and any amendments thereto in connection with the Stockholder Consent; (c) the predevelopment of Issuer’s operations in Dresden, New York and Columbus, Mississippi in the ordinary course and consistent in scope with past practice and Issuer’s disclosed business plans; (d) actions required by applicable Law or the rules and regulations of the Commission or Nasdaq; (e) actions taken in good faith in response to any emergency or force majeure event affecting Issuer’s operations or properties; (f) actions required or expressly permitted by this Agreement, the Ancillary Agreements or the Other Agreements; (g) actions taken in connection with obtaining the Regulatory Approvals; and (h) the actions listed on Schedule 5.5(h).

5.6Fee Reimbursement.

Issuer shall pay or reimburse Purchaser’s reasonable and documented out-of-pocket expenses associated with the investment contemplated by this Agreement in an amount not to exceed $350,000 (the “Fee Reimbursement”), payable at the Closing or upon termination of this Agreement by Purchaser pursuant to Section 6.1(b).

ARTICLE 6 TERMINATION

6.1Termination.

This Agreement may be terminated at any time prior to the Closing:

(a)by the mutual written consent of Issuer and Purchaser;

(b)by Purchaser (so long as Purchaser is not then in material breach of any representation, warranty, covenant or agreement contained in this Agreement), if there has been a violation, breach or failure to perform by Issuer of any representation, warranty, covenant or agreement contained in this Agreement which violation, breach or failure to perform by Issuer would cause any condition set forth in Section 4.1 not to be satisfied and such (i) condition set forth in Section 4.1 is incapable of being satisfied by the Outside Date or (ii) violation, breach or failure to perform has not been cured on or prior to the earlier of (A) the date that is thirty (30) days from the date that Issuer was notified by Purchaser in writing of such violation, breach or failure to perform or (B) the day prior to the Outside Date;

(c)by Issuer (so long as Issuer is not then in material breach of any representation, warranty, covenant or agreement of Issuer contained in this Agreement), if there has been a violation, breach or failure to perform by Purchaser of any covenant, representation, warranty or agreement contained in this Agreement which violation, breach or failure to perform by Purchaser would cause any condition set forth in Section 4.2 not to be satisfied and such (i) condition set forth in Section 4.2 is incapable of being satisfied by the Outside Date or (ii) violation, breach or failure to perform has not been cured on or prior to the earlier of (A) the date that is thirty (30) days from the date that Purchaser was notified by Issuer in writing of such violation, breach or failure to perform or (B) the day prior to the Outside Date; or

(d)by Purchaser or Issuer, if the Closing has not been consummated on or before October 10, 2026 (the “Outside Date”); provided, that the right to terminate this Agreement pursuant to this Section 6.1(d) will not be available to any Party whose breach of this Agreement has been the proximate cause of the failure of the Closing to occur by the Outside Date.

6.2Notice of Termination.

If this Agreement is terminated pursuant to Section 6.1, written notice of such termination shall be given by the terminating Party to the other Party (setting forth a reasonably detailed description of the basis on which such party is terminating this Agreement).

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6.3Effect of Termination.

In the event of a termination of this Agreement pursuant to Section 6.1 by Purchaser or Issuer, this Agreement will become void and have no effect, without any liability or obligation on the part of Purchaser or Issuer (or any other Person); provided, that, notwithstanding the foregoing, (a) no such termination shall relieve any Party hereto of any liability for common law actual (and not constructive) fraud or willful and material breach by such Party of this Agreement and (b) the provisions of Section 5.1, Section 5.6, this Section 6.3 and Article 7 will survive any such termination of this Agreement.

ARTICLE 7 GENERAL PROVISIONS

7.1Definitions.

(a)The terms set forth below shall have the meanings ascribed thereto in the referenced sections:

Term	Section
2026 Notes	2.22(a)
Agreement	Initial Paragraph
Atlas	Recitals
Class A Common Stock	Recitals
Class B Common Stock	2.8(a)
Commission	Recitals
Conversion Shares	Recitals
Convertible Note	Recitals
Closing	1.1
Closing Date	1.1
Defects	2.17
Escrow Agent	1.3
Escrow Agreement	1.3
Fee Reimbursement	5.6
Financing Statements	4.1(m)
Investor Rights Agreement	4.1(k)
Issuer	Initial Paragraph
Material Adverse Change	2.3
Material Adverse Effect	2.3
Mississippi Powered Land Owner	4.1(n)(i)
Other Investor Rights Agreement	2.15
Outside Date	6.1(e)
Permitted Actions	5.5
Permitted Exceptions	2.17
Per Share Purchase Price	1.2
Pledge Agreement	4.1(n)(i)
Pledge Guaranty	4.1(n)(i)
Pledgor	4.1(n)(i)
Purchase Price	1.2
Purchaser	Initial Paragraph
Rule 506(d) Related Party	3.6(e)
SEC Reports	2.2
Securities Act	Recitals
Security Agreement	4.1(l)
Shares	Recitals
Significant Subsidiary	2.7
Stockholder Consent	5.3(a)
Subsidiary Guaranty	4.1(u)
Warrants	Recitals
Warrant Shares	Recitals

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(b)Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

(i)“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person.

(ii)“Ancillary Agreements” means the Investor Rights Agreement, the Convertible Note, the Warrants, the Security Agreement, the Subsidiary Guaranty, the Deed of Trust, and the Pledge Agreement.

(iii)“Beneficial Owner” shall have the meaning ascribed to it under Rule 13d-3 of the Exchange Act. The terms “Beneficial Ownership,” “Beneficially Own,” and “Beneficially Owned” shall have the correlative meanings.

(iv)“Books and Records” means all existing data, databases, books, records, correspondence, business plans and projections, tenant and vendor lists, files and papers.

(v)“Business Day” means any day on which national banks are open for business in the City of New York.

(vi)“Certificate of Incorporation” means Issuer’s Second Amended and Restated Certificate of Incorporation, as amended effective May 16, 2023.

(vii)“Consent” means any consent, approval, authorization, clearance, exception, waiver or similar affirmation by any Person required pursuant to any contract, Law, Order, Permit or stock exchange rule.

(viii)“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise. “Controls” and “Controlled by” have correlative meanings.

(ix)“Deed of Trust” means a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, to be executed by the Mississippi Powered Land Owner in favor of Purchaser pursuant to the terms of the Convertible Note, encumbering the Mississippi Powered Land and the other related collateral described therein.

(x)“Employees” means all employees of Issuer or any Subsidiary of Issuer.

(xi)“Environmental Law” means any and all statutes, codes, laws (including common law), ordinances, agency rules, regulations, and reporting or licensing requirements relating to pollution or protection of human health (with respect to exposure to Hazardous Materials) or the environment (including ambient and indoor air, surface water, ground water, land surface or subsurface strata, soil, soil vapor, and natural resources and any other environmental media), or emissions, discharges, spills, releases, or threatened releases of, or the manufacture, processing, distribution, use, treatment, storage, disposal, transport, generation, presence, sale, importation, exportation, labeling, recycling or handling of, or exposure to any Hazardous Material, including, (A) the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§9601 et seq.; (B) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§6901 et seq.; (C) the Emergency Planning and Community Right to Know Act (42 U.S.C. §§11001 et seq.); (D) the Clean Air Act (42 U.S.C. §§ 7401 et seq.); (E) the Clean Water Act (33 U.S.C. §1251 et seq.); (F) the Toxic Substances Control Act (15 U.S.C. §2601 et seq.); (G) the Hazardous Materials Transportation Act (49 U.S.C. §§ 5101 et seq.); (H) the Safe Drinking Water Act (41 U.S.C. §300f et seq.); (I) any state, county, municipal or local Laws similar or analogous to the federal Laws listed in parts (A)-(H) of this subparagraph, (J) any amendments to the Laws listed in parts (A)-(I) of this subparagraph, and (K) any Laws or Orders adopted pursuant to or implementing the Laws listed in parts (A)-(J) of this subparagraph.

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(xii)“Environmental Permits” means Permits, Licenses, approvals, Consents, Orders, and authorizations which are required under Environmental Laws in connection with Issuer’s operations and business or the ownership, use, or lease of Issuer’s assets or properties.

(xiii)“EPA” means the United States Environmental Protection Agency.

(xiv)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(xv)“Executive Officer” means, with respect to Issuer, any “officer” (as such term is defined in Rule 16a-1(f) under the Exchange Act) of Issuer.

(xvi)“Federal Power Act” shall mean the Federal Power Act of 1935, as amended.

(xvii)“FERC” means the Federal Energy Regulatory Commission.

(xviii)“GAAP” means generally accepted accounting principles as employed in the United States of America, applied consistently with prior periods and with Issuer’s historical practices and methods, provided that standards of materiality applicable to Issuer shall be employed without regard to standards of materiality used by Issuer in prior periods, and provided further, that Issuer’s historical practices and methods shall not be consistently applied to the extent they are not in accordance with GAAP.

(xix)“Governmental Body” means any government or governmental entity or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

(xx)“Hazardous Materials” means any substance, material, or waste which is regulated or could give rise to liability under any Environmental Law, including any (A) asbestos or asbestos-containing materials, (B) petroleum or petroleum-containing or petroleum-derived materials, (C) radiation or radioactive materials, (D) harmful biological agents, including mold, (E) polychlorinated biphenyls, (F) per- and polyfluoroalkyl substances, and (G) any material, substance, or waste which is defined as a “hazardous waste,” “hazardous material,” “regulated substance,” “hazardous substance,” “extremely hazardous waste,” “restricted hazardous waste,” “contaminant,” “pollutant,” “toxic waste,” “toxic substance” or similar term under any Environmental Law.

(xxi)“Information” means information or documentation owned by Issuer which information may include, but is not necessarily limited to, financial data, business plans, personnel information (to the extent permitted under applicable Law), drawings, samples, devices, trade secrets, technical information, results of research and other data in either oral or written form; provided, however, that “Information” does not include information which (A) is or becomes generally available to the public other than as a result of a disclosure by Purchaser or its representatives, (B) was lawfully within Purchaser’s possession prior to its being furnished to Purchaser by or on behalf of Issuer, provided further that the source of such information was not known by Purchaser to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to Issuer or any other Person with respect to such information, or (C) is developed by Purchaser after initial disclosure by Issuer.

(xxii)“IRS” means the Internal Revenue Service of the United States of America.

(xxiii)“Law” means any code, directive, law (including common law), ordinance, regulation, reporting or licensing requirement, rule, or statute, including those promulgated, interpreted, or enforced by any Governmental Body.

(xxiv)“Liability” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the Ordinary Course of Business) of any type, secured or unsecured whether accrued, absolute or contingent, direct or indirect, liquidated or unliquidated, matured or unmatured, known or unknown or otherwise.

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(xxv)“License” means any license, franchise, notice, permit, easement, right, certificate, authorization, or approval to which any Person is a party or that is or may be binding on any Person or its securities, property or business.

(xxvi)“Lien” means any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, lien, mortgage, pledge, reservation, restriction, right of way, security interest, title retention or other security arrangement, on, or with respect to any property or property interest.

(xxvii)“Litigation” means any suit, action, administrative or other audit (other than regular audits of financial statements by outside auditors), proceeding, arbitration, cause of action, charge, claim, complaint, compliance review, criminal prosecution, grievance inquiry, hearing, inspection, investigation (governmental or otherwise), before any Governmental Body.

(xxviii)“Mississippi Powered Land” means the real property commonly known as 849 Hwy 69 S, Columbus, MS 39701, and more particularly described in the Deed of Trust.

(xxix)“Nasdaq” means The Nasdaq Stock Market LLC.

(xxx)“NYPSC” means the New York State Public Service Commission.

(xxxi)“NYPSL” means the New York Public Service Law.

(xxxii)“Order” means any decree, injunction, judgment, order, ruling, writ, quasi-judicial decision or award or administrative decision or award of any federal, state, local, foreign or other court, arbitrator, mediator, tribunal, administrative agency or Governmental Body to which any Person is a party or that is or may be binding on any Person or its securities, assets or business.

(xxxiii)“Ordinary Course of Business” means the following: an action taken by a Person shall be deemed to have been taken in the Ordinary Course of Business only if that action: (A) is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person; and (B) does not require authorization by the shareholders of such Person (or by any Person or group of Persons exercising similar authority).

(xxxiv)“Other Agreements” means the Other Subscription Agreements and the Other Investor Rights Agreement.

(xxxv)“Party” means any party hereto and “Parties” means all parties hereto.

(xxxvi)“Permit” means any Governmental Body approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, assets, or business.

(xxxvii)“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.

(xxxviii)“Properties” means the properties and undeveloped land described in the SEC Reports as being owned by Issuer or its Subsidiaries (including, without limitation, properties and undeveloped land owned through unconsolidated joint ventures).

(xxxix)“Regulatory Approvals” means all Consents that may be customarily required pursuant to the Federal Power Act and the NYPSL, including, without limitation, approval by FERC under section 203 of the Federal Power Act and approval or determination not to review of the NYPSC under NYPSL section 70, so as to enable the Parties hereto to consummate the transactions contemplated by this Agreement, the Ancillary Agreements and the Other Agreements.

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(xl)“Subsidiary” of a Person means any business entity of which the Person either (A) owns or controls 50% or more of the outstanding equity securities, either directly or indirectly, (provided there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (B) in the case of partnerships, serves as a general partner, (C) in the case of a limited liability company, serves as a managing member, or (D) otherwise has the ability to elect a majority of the directors, trustees, managing members or others thereof.

(xli)“Tax” means any federal, state, county, local, or foreign tax, charge, fee, levy, impost, duty, or other assessment, including income, gross receipts, excise, employment, sales, use, transfer, recording, License, payroll, franchise, severance, documentary, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duty, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other tax or governmental fee of any kind whatsoever, imposed or required to be withheld by any Governmental Body, including any interest, penalties, and additions imposed thereon or with respect thereto, and including Liability for the taxes of any other Person under Treas. Reg. 1.1502-6 (or any similar provision of state, local, or foreign Law) as a transferee or successor, by contract, or otherwise.

(xlii)“Tax Return” means any return (including any informational return) report, statement, schedule, notice, form or other document or information filed with or submitted to, or required to be filed with or submitted to any Taxing Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of compliance with any legal requirement relating to any Tax.

(xliii)“Taxing Authority” means the IRS and any other federal, state, local or foreign Governmental Body responsible for the administration of any Tax.

(xliv)“Third Party” means any Person other than a Party.

(xlv)“Undisclosed Liabilities” means any Liability that is not fully reflected or reserved against in Issuer’s financial statements.

7.2Fees and Expenses.

Except as otherwise specifically provided below or elsewhere in this Agreement, regardless of whether the transactions contemplated by this Agreement are consummated, Issuer and Purchaser shall pay their respective fees and expenses in connection with the transactions contemplated by this Agreement.

7.3Notices.

All notices, requests, demands, and other communications hereunder shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a), as follows:

If to Issuer:

1159 Pittsford-Victor Road, Suite 240
Pittsford, New York 14534
Attention: Chief Executive Officer
Telephone: ***
E-mail: ***

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with a copy (which shall not constitute notice) to:

Raines Feldman Littrell LLP
1350 Avenue of the Americas
New York, New York 10019
Attention: Gregg Shulklapper
E-mail: ***

and

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Kenneth Silverman
E-mail: ***

If to Purchaser:

c/o Machine Investment Group
11 W. 42nd Street, 24th Floor
New York, NY 10036
Attention: Matthew Lambert
Telephone: ***
E-mail: ***

with a copy (which shall not constitute notice) to:

Jones Day
90 South Seventh Street
Minneapolis, Minnesota 55402
Attention: Brad Brasser
Telephone: ***
E-mail: ***

or to such other address as the parties hereto may designate in writing to the other in accordance with this Section 7.3. Any Party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by e-mail transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.

7.4Assignment

Any assignment under this Agreement by any of the Parties hereto shall be void, invalid and of no effect without the written consent of the other Party; provided, however, that Purchaser may assign its rights under this Agreement, in whole or in part, to any Affiliate so long as the assignee(s) agree to be bound in writing by the terms and conditions of this Agreement; provided further that no such assignment shall relieve Purchaser of any of its obligations hereunder, and Purchaser shall remain jointly and severally liable with such assignee(s) for all obligations of Purchaser under this Agreement.

7.5No Benefit to Others.

The representations, warranties, covenants, and agreements contained in this Agreement are for the sole benefit of the Parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, and they shall not be construed as conferring any Third Party beneficiary or any other rights on any other Persons except as provided in Section 7.8(b).

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7.6Headings and Gender; Construction; Interpretation.

(a)The table of contents and the captions and section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. All references in this Agreement to “Section” or “Article” shall be deemed to be references to a Section or Article of this Agreement.

(b)Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.”

(c)Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Purchaser or Issuer, whether under any rule of construction or otherwise. No Party to this Agreement shall be considered the draftsman. On the contrary, this Agreement has been reviewed, negotiated and accepted by all Parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words so as fairly to accomplish the purposes and intentions of all the Parties.

7.7Counterparts.

This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one counterpart has been signed by each Party and delivered to the other Party hereto.

7.8Integration of Agreement.

(a)This Agreement and the schedules, exhibits, and the other agreements between the Parties contemplated by this Agreement, constitutes the entire agreement between the Parties relating to the subject matter hereof and supersede all prior agreements, oral and written, between the Parties with respect to the subject matter hereof.

(b)This Agreement, or any provision hereof, may be changed, waived, discharged, supplemented, or terminated only by a written instrument duly executed by the Party against which the enforcement of such change, waiver, discharge or termination is sought. The failure or delay of any Party at any time or times to require performance of any provision of this Agreement shall in no manner affect its right to enforce that provision. No single or partial waiver by any Party of any condition of this Agreement, or the breach of any term of this Agreement or the inaccuracy or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be construed or deemed to be a further or continuing waiver of any such condition, breach or inaccuracy or a waiver of any other condition, breach or inaccuracy.

7.9Waiver.

The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement shall operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power, privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party shall be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party shall be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

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7.10Governing Law.

Regardless of any conflict of law or choice of law principles that might otherwise apply, the Parties agree that this Agreement shall be governed by and construed in all respects in accordance with the Laws of the State of New York. The Parties agree and acknowledge that the State of New York has a reasonable relationship to the Parties and/or this Agreement. As to any dispute or Litigation arising out of or relating in any way to this Agreement or the transaction at issue in this Agreement, the Parties hereby agree and consent to be subject to the jurisdiction of the United States District Court for the Southern District of New York. If jurisdiction is not present in federal court, then the Parties hereby agree and consent to the jurisdiction of the state courts of New York County, New York. Each Party hereby irrevocably waives, to the fullest extent permitted by Law, (a) any objection that it may now or hereafter have to laying venue of any Litigation brought in such court, (b) any claim that any Litigation brought in such court has been brought in an inconvenient forum, and (c) any defense that it may now or hereafter have based on lack of personal jurisdiction in such forum.

7.11Partial Invalidity.

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. To the extent the deemed deletion of the invalid, illegal or unenforceable provision or provisions is reasonably likely to have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement, the Parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as practicable to that of the invalid, illegal or unenforceable provisions.

7.12Survival.

The covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby until fully performed. The Fundamental Representations (as defined in Section 4.1(a)) shall survive the Closing until the expiration of the applicable statute of limitations. All other representations and warranties made in this Agreement shall survive the Closing for a period of two (2) years following the Closing Date (the “Survival Period”), after which time such representations and warranties shall terminate and be of no further force or effect; provided that (a) any claim for breach of any representation or warranty that is asserted in writing prior to the expiration of the applicable Survival Period shall survive until such claim is finally resolved and (b) nothing herein shall limit any claim based on common law fraud or willful and material breach.

7.13Specific Enforcement.

The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The Parties accordingly agree that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

7.14Investment Unit.

The Parties acknowledge and agree that the Convertible Note and the Warrants are intended to constitute an investment unit within the meaning of Section 1273(c)(2) of the U.S. Internal Revenue Code of 1986, as amended. For this purpose, the Parties agree that the fair market value of the Warrants is $2,500,000, or such other amount as the Parties may agree in writing at or prior to the Closing, and that, pursuant to Section 1.1273-2(h) of the United States Treasury Regulations, that portion of the issue price of the investment unit will be allocable to the Warrants and the balance shall be allocable to the Convertible Note. Each Party agrees to prepare its U.S. federal income tax returns, if required, in a manner consistent with the foregoing unless otherwise required by a change in applicable law occurring after the date hereof, a closing agreement with an applicable Taxing Authority or a judgment of a court of competent jurisdiction.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

GREENIDGE GENERATION HOLDINGS INC.

By:	/s/ Jordan Kovler
	Name:	Jordan Kovler
	Title:	Chief Executive Officer

MIG REF II INFR, LLC

By:	/s/ Matthew Lambert
	Name:	Matthew Lambert
	Title:	Authorized Signatory

ANNEX B
MIG Convertible Note

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE ISSUER AT THE ADDRESS PROVIDED IN THE SUBSCRIPTION AGREEMENT.

FORM OF SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

USD $10,000,000.00	Issuance Date: [_], 2026

FOR VALUE RECEIVED, Greenidge Generation Holdings Inc., a Delaware corporation (the “Issuer”), hereby promises to pay to MIG REF II INFR, LLC, a Delaware limited liability company, or its permitted assigns (the “Holder”), Ten Million Dollars ($10,000,000.00) (the “Principal Amount”), as such amount may be (i) increased pursuant to the payment of PIK Interest (as defined below), or (ii) reduced pursuant to any conversion or redemption effected in accordance with the terms hereof or pursuant to any repurchase effected in accordance with the terms hereof (the balance of such amount from time to time being the “Accreted Principal Amount”), when due, whether upon the Maturity Date (as defined below), redemption (including upon a Special Mandatory Redemption (as defined below)), acceleration, repurchase or otherwise (in each case in accordance with the terms hereof). This Senior Secured Convertible Promissory Note (including all Senior Secured Convertible Promissory Notes issued in exchange, transfer or replacement hereof) (the “Note”), is issued pursuant to the Subscription Agreement, dated as of July 19, 2026 (the “Subscription Agreement”), between the Issuer and MIG REF II INFR, LLC, on the Issuance Date set forth above. Certain capitalized terms used herein are defined in Section 26 below.

1.	PAYMENTS OF PRINCIPAL. The Accreted Principal Amount, together with any accrued and unpaid Interest, shall be due and payable on the Maturity Date or upon any earlier redemption (including upon a Special Mandatory Redemption), acceleration or repurchase in accordance with the terms hereof. The “Maturity Date” shall be [_], 2029[1].
2.	INTEREST.
(a)	Interest Rate; Interest Payment Due Date. During the term of this Note, Interest shall accrue on the Accreted Principal Amount of this Note at an annual interest rate of ten percent (10.0%) (the “Interest Rate”), commencing on the Issuance Date. Interest shall be payable monthly in arrears (each, an “Interest Payment Due Date”) and when the Accreted Principal Amount of this Note becomes due and payable, whether upon the Maturity Date, conversion, redemption (including upon a Special Mandatory Redemption), acceleration, repurchase or otherwise, in each case in accordance with the terms of this Note.

_______________________

[1]	To be the third anniversary of the Issuance Date.

(b)	PIK Interest. Interest shall be payable by increasing the Accreted Principal Amount of this Note by the amount of such Interest (with such increased amount thereafter accruing Interest as well, on a compounding basis) on each Interest Payment Due Date (“PIK Interest”). For the avoidance of doubt, immediately prior to (i) any conversion of this Note pursuant to Section 3 or Section 5, (ii) (ii) any repurchase of this Note pursuant to Section 6, (iii) any redemption or prepayment of this Note pursuant to Section 7, (iv) a Special Mandatory Redemption of this Note pursuant to Section 8, or (iv) any acceleration of this Note pursuant to Section 11, all accrued and unpaid Interest to, but not including, the applicable date of conversion, redemption, prepayment, repurchase, or acceleration, as applicable, shall be deemed added to the Accreted Principal Amount of this Note as PIK Interest.
(c)	Interest Computation. All Interest will be computed on the basis of a 360-day year of twelve 30-day months.
(d)	Default Rate. From and after the occurrence and during the continuance of any Event of Default, the Interest Rate shall automatically be increased to fifteen percent (15.0%) per annum (the “Default Rate”). In the event that such Event of Default is subsequently cured or waived, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure or waiver; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of such cure or waiver of such Event of Default.
3.	CONVERSION BY THE HOLDER.
(a)	Conversion Right. The Holder, in its sole discretion, shall have the right to convert all or any portion of the Accreted Principal Amount plus accrued and unpaid Interest to, but not including, the date of conversion into shares of the Issuer’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at any time after the later of (i) the Issuance Date and (ii) the date on which the Regulatory Approvals (as defined in the Subscription Agreement) are obtained (before, on, or after the Maturity Date), in each case, at the then applicable Conversion Price (the “Conversion Right”).
(b)	Mechanics of Conversion.
(i)	In order to exercise its rights pursuant to the Conversion Right, the Holder shall deliver (whether via facsimile, electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a written notice of conversion (the “Conversion Notice”) to the Issuer stating that the Holder elects to convert all or part of the Accreted Principal Amount represented by this Note. Such Conversion Notice shall state (A) the portion of the Accreted Principal Amount which the Holder seeks to convert (which, for the avoidance of doubt, shall be increased by any accrued and unpaid Interest to, but not including, the Conversion Date in accordance with Section 2(b)), (B) the Conversion Date and (C) the number of Conversion Shares issuable upon such conversion (determined by dividing (x) such increased Accreted Principal Amount by (y) the Conversion Price). The date contained in the Conversion Notice (which date shall be no earlier than the Trading Day immediately following the date of the Conversion Notice) shall be the date of conversion of the Note (such date of conversion, the “Conversion Date”) and the Holder shall be deemed for all corporate purposes to have become the holder of record of the underlying shares of Class A Common Stock (the “Conversion Shares”) as of such date.
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(ii)	No later than two (2) Trading Days following the Conversion Date (such date, the “Conversion Share Delivery Date”), the Issuer shall (and shall cause its transfer agent to) promptly issue and deliver to the Holder evidence of book-entry transfer of the number of shares of Class A Common Stock to which the Holder is entitled pursuant to such conversion. In the case where only part of the Accreted Principal Amount represented by this Note is converted, the Holder shall surrender this Note to the Issuer and the Issuer shall execute and deliver (at its own expense) a new Note of any authorized denomination as requested by the Holder in an aggregate principal amount equal to and in exchange for the unconverted portion of the Accreted Principal Amount of the Note so surrendered. If the Issuer fails to (and fails to cause its transfer agent to) issue and deliver to the Holder the Conversion Shares subject to a Conversion Notice by the Conversion Share Delivery Date (except to the extent caused by a material defect in the Holder’s Conversion Notice or the Holder’s material failure to comply with an obligation required for conversion of this Note that actually prevents delivery), then the Issuer shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Conversion Shares subject to such conversion (based on the VWAP of the Class A Common Stock on the date of the applicable Conversion Notice), $10 per Trading Day (increasing to $20 per Trading Day on the third (3rd) Trading Day after the Conversion Share Delivery Date) for each Trading Day after such Conversion Share Delivery Date until such Conversion Shares are delivered or the Holder rescinds such conversion. If the Issuer fails to (and fails to cause its transfer agent to) issue and deliver to the Holder the Conversion Shares pursuant to this Section 3(b)(ii) by the Conversion Share Delivery Date, then the Holder will have the right to rescind such conversion.
(iii)	In addition to any other rights available to the Holder, if the Issuer fails to (and fails to cause its transfer agent to) issue and deliver to the Holder the Conversion Shares in accordance with the provisions of Section 3(b)(ii) above pursuant to a conversion on or before the Conversion Share Delivery Date (other than as a result of (x) a material defect in the Holder's Conversion Notice or (y) a material failure by the Holder to comply with any an obligation required of the Holder under this Note in connection with such conversion that actually prevents the Issuer from delivering such Conversion Shares; provided that the Issuer shall promptly notify the Holder of any alleged defect or failure and, if such defect or failure is cured by the Holder within one (1) Trading Day after receipt of such notice, the original Conversion Date shall remain effective), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Class A Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Issuer shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Class A Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Conversion Shares that the Issuer was required to deliver to the Holder in connection with the conversion at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Note and equivalent number of Conversion Shares for which such conversion was not honored (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Class A Common Stock that would have been issued had the Issuer timely complied with its delivery obligations hereunder. For example, if the Holder purchases Class A Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Note with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Issuer, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer’s failure to timely deliver shares of Class A Common Stock upon conversion of this Note as required pursuant to the terms hereof.
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(iv)	No fractional shares of Class A Common Stock shall be issued upon any conversion of the Note pursuant to this Section 3. In lieu of fractional shares, the Issuer shall pay cash equal to such fraction multiplied by the Closing Price of the Class A Common Stock on the Conversion Date.
4.	Adjustment to Conversion Price and Number of Conversion Shares. In order to prevent dilution of the Conversion Right granted under Section 3, the Conversion Price and the number of Conversion Shares issuable on conversion of the Note shall be subject to adjustment, without duplication, from time to time as provided in this Section 4.
(a)	Adjustment for Stock Splits and Combinations. In case the outstanding shares of Class A Common Stock shall be subdivided (whether by stock split, recapitalization or otherwise) into a greater number of shares of Class A Common Stock, or combined (whether by consolidation, reverse stock split or otherwise) into a lesser number of shares of Class A Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be adjusted to equal the product of the Conversion Price in effect on such date and a fraction, the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such subdivision or combination, and the denominator of which shall be the number of shares of Class A Common Stock outstanding immediately after such subdivision or combination. Such adjustment shall become effective retroactively to the close of business on the day upon which such subdivision or combination becomes effective.
(b)	Adjustment for Certain Dividends and Distributions. In the event the Issuer at any time or from time to time after the Issuance Date shall make or issue a dividend or other distribution payable in (x) additional shares of Class A Common Stock, then and in each such event the Conversion Price shall be decreased as of the time of such issuance, by multiplying such Conversion Price by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock outstanding immediately prior to such issuance and the denominator of which shall be the total number of shares of Class A Common Stock outstanding immediately prior to such issuance plus the number of such additional shares of Class A Common Stock issuable in payment of such dividend or distribution, or (y) cash, then and in each such event, the Conversion Price shall be decreased as of the time of such issuance, by multiplying such Conversion Price by a fraction, the numerator of which shall be the Closing Price on the Trading Day immediately preceding the ex-dividend date for such dividend or distribution minus the amount in cash per share of Class A Common Stock that the Issuer dividends or distributes, and the denominator of which shall be the Closing Price on the Trading Day immediately preceding the ex-dividend date for such dividend or distribution; provided, however, that if the cash amount distributed per share equals or exceeds the Closing Price on the Trading Day immediately preceding such ex-dividend date, in lieu of the foregoing adjustment, the Holder shall receive, at the same time and on the same terms as holders of Class A Common Stock, the cash amount that the Holder would have received if the Holder owned a number of shares of Class A Common Stock equal to the quotient of the Accreted Principal Amount divided by the Conversion Price on the record date for such dividend or distribution.
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(c)	Distributions of Equity Securities, Indebtedness, other Securities, Assets or Property. If the Issuer distributes shares of its Equity Securities, evidences of its Indebtedness, other assets or property of the Issuer or rights, options or warrants to acquire its Equity Securities or other securities to all or substantially all holders of Class A Common Stock, excluding:
(i)	dividends or distributions as to which adjustment is required to be effected pursuant to Section 4(b) or Section 4(e) of this Section 4; and
(ii)	rights issued to all holders of the Class A Common Stock pursuant to a rights plan, where such rights are not presently exercisable, trade with the Class A Common Stock and the plan provides that the Holder of the Note will receive such rights along with any Class A Common Stock received upon conversion of the Note;

then the Conversion Price shall be decreased based on the following formula:

where,

CP1 = the Conversion Price in effect immediately after the open of business on the ex-dividend date for such distribution;

CP0 = the Conversion Price in effect immediately prior to the open of business on the ex-dividend date for such distribution;

SP0 = the average of the Closing Prices over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution; and

FMV = the fair market value (as determined by the Issuer’s Board of Directors (the “Board”) in good faith) of the shares of Equity Securities, evidences of Indebtedness, securities, assets or property distributed with respect to each outstanding share of the Class A Common Stock immediately prior to the open of business on the ex-dividend date for such distribution.

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Any decrease made under the portion of this clause (c) above shall become effective immediately after the open of business on the ex-dividend date for such distribution. If such distribution is not so paid or made, the Conversion Price shall be increased to be the Conversion Price that would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing decrease, the Holder of the Note may elect to receive at the same time and upon the same terms as holders of shares of Class A Common Stock without having to convert its Note, the amount and kind of the Equity Securities, evidences of the Issuer’s Indebtedness, other assets or property of the Issuer or rights, options or warrants to acquire its Equity Securities or other securities of the Issuer that such holder would have received as if such holder owned a number of shares of Class A Common Stock into which the Note were convertible at the Conversion Price in effect on the ex-dividend date for the distribution. If the Board determines the “FMV” (as defined above) of any distribution for purposes of this clause (c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Closing Prices of the Class A Common Stock over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution.

(d)	Adjustment for Reclassification, Exchange or Substitution. If the shares of Class A Common Stock issuable upon the conversion of this Note shall be changed into the same or a different number of shares of any class or classes of shares, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares, share dividend or reorganization, reclassification, merger, consolidation or asset sale provided for elsewhere in this Section 4), then and in each such event the Holder’s right to receive Conversion Shares upon conversion of this Note shall be automatically changed into the right to convert this Note into the kind and amount of shares and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Class A Common Stock into which the Note might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.
(e)	Distributions of Rights, Options or Warrants. If the Issuer shall distribute to all or substantially all holders of its Class A Common Stock any rights, options or warrants (other than rights, options or warrants distributed in connection with a stockholders’ rights plan, in which case the provisions of Section 4(g) shall apply) entitling them to purchase, for a period of not more than sixty (60) calendar days from the announcement date for such distribution, shares of the Class A Common Stock at a price per share less than the average of the Closing Prices for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date for such distribution, the Conversion Price shall be decreased based on the following formula:

where,

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CP1 = the Conversion Price in effect immediately after the open of business on the ex-dividend date for such distribution;

CP0 = the Conversion Price in effect immediately prior to the open of business on the ex-dividend date for such distribution;

OS0 = the number of shares of Class A Common Stock outstanding immediately prior to the open of business on the ex-dividend date for such distribution;

X = the number of shares of Class A Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Closing Prices over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date of such distribution; and

Y = the total number of shares of Class A Common Stock issuable pursuant to such rights, options or warrants.

For the avoidance of doubt, any decrease made under this clause (e) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the open of business on the ex-dividend date for such distribution. To the extent that shares of Class A Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Price shall be increased to the Conversion Price that would then be in effect had the decrease with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of Class A Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Price shall be increased to the Conversion Price that would then be in effect if such record date for such distribution had not occurred.

For purposes of this clause (e), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Class A Common Stock at a price per share less than such average of the Closing Prices for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date for such distribution, and in determining the aggregate offering price of such shares of Class A Common Stock, there shall be taken into account any consideration received by the Issuer for such rights, options or warrants and any amount payable upon exercise or conversion thereof, the value of such consideration, if other than cash, as reasonably determined by the Issuer in good faith.

(f)	Adjustments for Tender Offers or Exchange Offers. If the Issuer or any of its subsidiaries makes a payment in respect of a tender offer or exchange offer for the Class A Common Stock, to the extent that the cash and value of any other consideration, as determined as of the Expiration Date (as defined below) in the reasonable good faith of the Issuer, included in the payment per share of the Class A Common Stock exceeds the average of the Closing Prices over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), the Conversion Price shall be decreased based on the following formula:

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where,

CP1 = the Conversion Price in effect immediately after the close of business on the tenth (10th) Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date;

CP0 = the Conversion Price in effect immediately prior to the close of business on the tenth (10th) Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date;

AC = the aggregate value of all cash and any other consideration (as determined by the Issuer in good faith) paid or payable for shares purchased or exchanged in such tender or exchange offer;

SP1 = the average of the Closing Prices of the Class A Common Stock over the ten (10) consecutive Trading Day period beginning on, and including, the Trading Day next succeeding the Expiration Date;

OS1 = the number of shares of Class A Common Stock outstanding immediately after the close of business on the Expiration Date (adjusted to give effect to the purchase or exchange of all shares accepted for purchase in such tender offer or exchange offer); and

OS0 = the number of shares of Class A Common Stock outstanding immediately prior to the Expiration Date (prior to giving effect to such tender offer or exchange offer);

provided, however, that the Conversion Price will in no event be adjusted up pursuant to this Section 4(f), except to the extent provided in the immediately following paragraph. The adjustment to the Conversion Price pursuant to this Section 4(f) will be calculated as of the close of business on the tenth (10th) Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date. If the Conversion Date for any Note to be converted occurs on the Expiration Date or during the ten (10) consecutive Trading Day period beginning on, and including, the Trading Day next succeeding the Expiration Date (the “Tender/Exchange Offer Valuation Period”), then, notwithstanding anything to the contrary in this Note, the Issuer will, if necessary, delay the settlement of such conversion until the second (2nd) Business Day after the last Trading Day of such Tender/Exchange Offer Valuation Period.

If the applicable tender or exchange offer is not consummated or is consummated as to fewer shares than initially anticipated, the Conversion Price shall be readjusted, effective as of the date of such determination, to the Conversion Price that would then be in effect if such tender or exchange offer had not been made or had been consummated as to only such fewer shares.

(g)	Stockholders’ Rights Plan. To the extent that any stockholders’ rights plan adopted by the Issuer is in effect upon conversion of the Note, the Holder of the Note will receive, in addition to any shares of Class A Common Stock due upon conversion, the appropriate number of rights, if any, under the applicable rights agreement (as the same may be amended from time to time). However, if, prior to any conversion, the rights have separated from the shares of the Class A Common Stock in accordance with the provisions of the applicable stockholders’ rights plan, the Conversion Price will be adjusted at the time of separation as if the Issuer distributed to all holders of the Class A Common Stock, shares of Equity Securities, evidences of Indebtedness, securities, assets or property as described in Section 4(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.
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(h)	Exclusions from Adjustment. Except as stated in this Section 4, the Issuer shall not adjust the Conversion Price for the issuances of shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for shares of Class A Common Stock or rights to purchase shares of Class A Common Stock or such convertible, exercisable or exchangeable securities.
(i)	Reorganizations, Mergers, Consolidations or Asset Sales. If at any time after the Issuance Date there is a tender offer, exchange offer, merger, consolidation, recapitalization, sale of all or substantially all of the Issuer’s assets or reorganization involving the shares of Class A Common Stock (collectively, a “Capital Reorganization”) (other than a merger, consolidation, sale of assets, recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4), as part of such Capital Reorganization, provision shall be made so that the Holder will thereafter be entitled to receive upon conversion of this Note the number of shares or other securities or property of the Issuer to which a holder of the number of shares of Class A Common Stock deliverable upon conversion immediately prior to such Capital Reorganization would have been entitled on such Capital Reorganization, subject to adjustment with respect to such shares or securities by the terms thereof. In any such case, appropriate adjustment will be made in the application of the provisions of this Section 4 with respect to the rights of the Holder after the Capital Reorganization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of this Note) and the provisions of this Note will be applicable after that event and be as nearly equivalent as practicable. In the event that the Issuer is not the surviving entity of any such Capital Reorganization, the Note shall become a Note of such surviving entity, with the same rights, terms and conditions as provided herein.
(j)	Certificate as to Adjustments or Distributions. Upon the occurrence of each adjustment of the Conversion Price or distribution to the Holder pursuant to this Section 4, the Issuer at its expense shall promptly compute such adjustment or distribution in accordance with the terms hereof and furnish to the Holder a certificate executed by an authorized officer of the Issuer setting forth the terms of such adjustment or distribution and showing in detail the facts upon which such adjustment or distribution are based and shall file a copy of such certificate with its corporate records.
(k)	Notice of Record Date. In the event: (i) that the Issuer declares a dividend (or any other distribution) on its Class A Common Stock payable in shares of Class A Common Stock, securities, or other assets, rights or properties; (ii) that the Issuer subdivides or combines its outstanding shares of Class A Common Stock; (iii) of any reclassification of the shares of Class A Common Stock (other than a subdivision or combination of the Issuer’s outstanding shares of Class A Common Stock or a share dividend or share distribution thereon); (iv) of any Capital Reorganization; or (v) of the involuntary or voluntary dissolution, liquidation or winding up of the Issuer, then the Issuer shall notify the Holder in writing, at least ten (10) days prior to the record date specified in (A) below or twenty (20) days prior to the earliest date specified in (B) below, a notice stating: (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of shares of Class A Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or (B) the date on which such reclassification, Capital Reorganization, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other property deliverable upon such reclassification, Capital Reorganization, dissolution or winding up.
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(l)	Apportionment of Converted Note Value. On any Conversion Date, the Principal Amount and the Interest as of such Conversion Date will each be deemed to have been ratably reduced by the portion of the Accreted Principal Amount and accrued and unpaid Interest thereon converted into shares of Class A Common Stock on such Conversion Date.
(m)	Calculations. All calculations under this Section 4 shall be made by rounding to the nearest 1/10,000th of cent and the nearest 1/100th of a share, as applicable. The number of shares of Class A Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Issuer, and the disposition of any such shares shall be considered an issue or sale of Class A Common Stock.
(n)	Equitable Adjustments to Prices. Whenever any provision of this Section 4 requires the Issuer to calculate the average of the Closing Prices, or any function thereof, over a period of multiple days, the Issuer shall make proportionate adjustments, if any, to such calculations to account for any adjustment to the Conversion Price pursuant to this Section 4 that becomes effective, or any event requiring such an adjustment where the ex-dividend date or effective date of such event occurs, at any time during such period.
(o)	Adjustments Not Yet Effective. Notwithstanding anything to the contrary in this Note, if (i) this Note is to be converted, (ii) the record date, effective date or Expiration Date for any event that requires an adjustment to the Conversion Price pursuant to this Section 4 has occurred on or before the Conversion Date or Forced Conversion Date, as applicable, for such conversion, but an adjustment to the Conversion Price for such event has not yet become effective as of such Conversion Date or Forced Conversion Date, as applicable, (iii) the Conversion Shares due upon such conversion include any whole shares of Class A Common Stock, and (iv) such shares are not entitled to participate in such event, then, solely for purposes of such conversion, the Issuer shall, without duplication, give effect to such adjustment on such Conversion Date or Forced Conversion Date, as applicable. In such case, if the date on which the Issuer is otherwise required to deliver the consideration due upon such conversion is before the first date on which the amount of such adjustment can be determined, then the Issuer shall delay the settlement of such conversion until the second (2nd) Business Day after such first date.
5.	FORCED CONVERSION.
(a)	Forced Conversion Right. At any time commencing on the earlier to occur of (a) eighteen (18) months following the Issuance Date and (b) the Issuer having raised equity capital in an amount greater than $75,000,000 following the Issuance Date, if the VWAP of the Class A Common Stock exceeds 215% of the then applicable Conversion Price (as adjusted pursuant to Section 4) for at least twenty (20) Trading Days in any thirty (30) consecutive Trading Day period (a “Forced Conversion Trigger”), the Issuer may, at its option, elect to convert all (but not less than all) of the Accreted Principal Amount, plus accrued and unpaid Interest thereon to, but not including, the date of conversion, into shares of Class A Common Stock at the then applicable Conversion Price (as adjusted pursuant to Section 4) (a “Forced Conversion”).
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(b)	Company Conversion Notice. To effect a Forced Conversion, the Issuer shall deliver to the Holder written notice (a “Company Conversion Notice”) stating (i) that the Issuer is electing to effect a Forced Conversion pursuant to this Section 5, (ii) the Forced Conversion Date (as defined below), (iii) the Accreted Principal Amount to be converted (which shall be all of the Accreted Principal Amount then outstanding, plus accrued and unpaid Interest thereon to, but not including, the date of conversion), (iv) the Conversion Price in effect at the time of such notice, (v) the number of Conversion Shares to be issued upon such conversion, (vi) the circumstances demonstrating that the Forced Conversion Trigger has been satisfied, including the relevant Trading Days and VWAP for each such Trading Day, and (vii) that, notwithstanding the Forced Conversion, the Holder retains the right to convert any portion of the Accreted Principal Amount into shares of Class A Common Stock pursuant to Section 3 at any time prior to the Forced Conversion Date. The Company Conversion Notice shall be delivered at least twenty (20) Trading Days prior to the date fixed for conversion (the “Forced Conversion Date”).
(c)	Holder’s Right to Convert During Notice Period. Notwithstanding the delivery of a Company Conversion Notice, the Holder shall retain the right to convert any portion of the Accreted Principal Amount, plus accrued and unpaid Interest thereon, into shares of Class A Common Stock pursuant to Section 3 at any time prior to the Forced Conversion Date. Any portion of the Accreted Principal Amount converted by the Holder pursuant to Section 3 prior to the Forced Conversion Date shall reduce the Accreted Principal Amount subject to such Forced Conversion on a dollar-for-dollar basis.
(d)	Effect of Forced Conversion. A Forced Conversion will have the same effect as a conversion of the Accreted Principal Amount effected at the Holder’s election pursuant to Section 3 with a Conversion Date occurring on the Forced Conversion Date. From and after the Forced Conversion Date, this Note shall be deemed to be no longer outstanding and shall only represent the right to receive the Conversion Shares issuable pursuant to the Forced Conversion. In connection with any Forced Conversion, the Holder shall surrender this Note to the Issuer, and no later than two (2) Trading Days following the Forced Conversion Date, the Issuer shall (and shall cause its transfer agent to) promptly issue and deliver to the Holder evidence of book-entry transfer of the number of shares of Class A Common Stock to which the Holder is entitled pursuant to such conversion.
(e)	Conditions to Forced Conversion. Notwithstanding anything to the contrary in this Section 5, the Issuer shall not have the right to effect any Forced Conversion (i) if an Event of Default has occurred and is continuing, (ii) if the Issuer has delivered a Fundamental Change Notice with respect to the entire Accreted Principal Amount plus accrued and unpaid Interest thereon pursuant to Section 6(b)(i) and the Fundamental Change Payment Date has not yet occurred (unless the Holder has elected not to exercise, or has withdrawn its election to exercise, the Fundamental Change Repurchase Right with respect to all of this Note), or (iii) if the Regulatory Approvals have not been obtained.
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(f)	Verification of Forced Conversion Trigger. Upon receipt of a Company Conversion Notice, the Holder may, within five (5) Trading Days thereafter, request in writing that the Issuer provide reasonable supporting documentation for the VWAP calculations set forth therein. The Issuer shall provide such documentation within three (3) Trading Days of receipt of such request. If the Holder disputes the satisfaction of the Forced Conversion Trigger in good faith, the Holder shall notify the Issuer in writing within five (5) Trading Days after receipt of such documentation (or, if no documentation was requested, within seven (7) Trading Days after receipt of the Company Conversion Notice), which dispute notice shall set forth in reasonable detail the specific basis for the Holder's objection to the Forced Conversion Trigger, and the parties shall promptly confer in good faith to resolve such dispute. If the parties are unable to resolve such dispute within three (3) Trading Days, the determination shall be made by an independent nationally recognized accounting firm mutually selected by the parties (or, if the parties cannot agree, selected by lot from among the “Big Four” accounting firms), whose determination shall be final and binding, with costs borne by the non-prevailing party. Any timely good-faith dispute notice delivered pursuant to this Section 5(f) shall stay the Forced Conversion Date until the second (2nd) Business Day after such dispute is resolved by the parties or a final determination is rendered by such accounting firm.
6.	REPURCHASE RIGHT UPON A FUNDAMENTAL CHANGE.
(a)	Fundamental Change Repurchase Right. Upon the occurrence of a Fundamental Change, the Holder will have the right to require the Issuer to repurchase all or any portion of the Note pursuant to this Section 6 (the “Fundamental Change Repurchase Right”) at a price in cash equal to one hundred percent (100%) of the Accreted Principal Amount of this Note being repurchased, plus accrued and unpaid Interest thereon to, but not including, the Fundamental Change Payment Date (as defined below) (the “Fundamental Change Payment”).
(b)	Mechanics of Fundamental Change Repurchase.
(i)	On or before the fifth (5th) calendar day after the Issuer has knowledge of the occurrence of a Fundamental Change, the Issuer shall give to the Holder notice (the “Fundamental Change Notice”) of the occurrence of the Fundamental Change and of the Holder’s right to receive the Fundamental Change Payment arising as a result thereof. Each Fundamental Change Notice shall state: (A) the date on which this Note shall be repurchased (the “Fundamental Change Payment Date”), which date shall be no later than thirty (30) calendar days from the date of the Issuer’s delivery of the Fundamental Change Notice; (B) the date by which the Fundamental Change Repurchase Right must be exercised, which date shall not be earlier than fifteen (15) Trading Days and not later than twenty (20) Trading Days after the date the Fundamental Change Notice is given; (C) the Accreted Principal Amount then outstanding; (D) the number of Conversion Shares that would be issuable if the Holder elects to convert the then outstanding Accreted Principal Amount, plus accrued and unpaid Interest thereon to, but not including, the date of the Fundamental Change Notice, into shares of Class A Common Stock at the Conversion Price then in effect; (E) the circumstances and relevant facts regarding the Fundamental Change; and (F) that, subject to Section 6(c), this Note may be converted, in whole or in part, pursuant to Section 3 at any time prior to the Close of Business on the date that is two (2) Trading Days prior to the Fundamental Change Payment Date. No failure by the Issuer to give the Fundamental Change Notice and no defect in any Fundamental Change Notice shall limit the Holder’s right to exercise its Fundamental Change Repurchase Right or affect the validity of the proceedings for the repurchase of this Note.
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(ii)	To exercise the Fundamental Change Repurchase Right, the Holder shall deliver to the Issuer, on or before the date that is two (2) Trading Days prior to the Fundamental Change Payment Date, (i) written notice of the Holder’s exercise of such right, which notice shall set forth (A) the Accreted Principal Amount to be repurchased (which may be all or any portion of the Accreted Principal Amount), and (B) a statement that an election to exercise the Fundamental Change Repurchase Right is being made thereby, and (ii) the Note with respect to which the Fundamental Change Repurchase Right is being exercised. Such written notice shall be irrevocable; provided, however, that the right of the Holder to convert all or any portion of the Note pursuant to Section 3, including any portion subject to such notice, shall continue until the Close of Business on the date that is two (2) Trading Days preceding the Fundamental Change Payment Date.
(iii)	On the Fundamental Change Payment Date, the Issuer will (i) accept for payment this Note (or portion thereof, as applicable) when properly tendered pursuant to this Section 6(b) and (ii) promptly deliver cash in the amount of the Fundamental Change Payment to the Holder by wire transfer of immediately available funds in respect of this Note or portions thereof so tendered. If less than all of this Note is repurchased, the Issuer shall execute and deliver to the Holder a new Note representing the remaining Accreted Principal Amount not repurchased.
(c)	Coordination with Conversion Right. Notwithstanding anything to the contrary in this Section 6, if this Note (or any portion thereof) is subject to a Fundamental Change Repurchase Right election, then in no event may this Note (or such portion) be converted after the Close of Business on the second (2nd) Trading Day immediately before the related Fundamental Change Payment Date; provided, that such conversion limitation shall not apply if the Issuer fails to pay the applicable Fundamental Change Payment by the Fundamental Change Payment Date. For the avoidance of doubt, if the Holder has not exercised the Fundamental Change Repurchase Right and the Issuer has not delivered a Change of Control Prepayment Notice pursuant to Section 7(b), the Holder may convert all or any portion of this Note pursuant to Section 3 at any time prior to the Fundamental Change Payment Date.
(d)	Effect of Repurchase. If this Note (or any portion thereof) is to be repurchased upon exercise of the Fundamental Change Repurchase Right, then, from and after the date the applicable Fundamental Change Payment is paid in full, this Note (or such portion) will cease to be outstanding and Interest will cease to accrue on this Note (or such portion). For the avoidance of doubt, if the Holder has exercised the Fundamental Change Repurchase Right with respect to all or any portion of this Note, and the Issuer fails to pay the Fundamental Change Payment by the Fundamental Change Payment Date, such failure shall constitute an Event of Default and such Note (or such portion) will remain outstanding until payment in full.
(e)	Withdrawal of Election. Notwithstanding Section 6(c), the Holder may withdraw any Fundamental Change Repurchase Right election at any time prior to the Close of Business on the date that is two (2) Trading Days preceding the Fundamental Change Payment Date by delivering a written notice of withdrawal to the Issuer. Such notice shall state the name of the Holder and the Accreted Principal Amount with respect to which the election is being withdrawn. Any Note so withdrawn shall thereafter be deemed not to have been surrendered for repurchase for purposes of this Section 6.
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(f)	Fundamental Change Make-Whole Amount. If a Fundamental Change occurs prior to the second (2nd) anniversary of the Issuance Date, the Fundamental Change Payment shall also include, in addition to the amounts set forth in Section 6(a), an amount equal to the present value as of such Fundamental Change Payment Date of all Interest payments that would otherwise be payable on the Accreted Principal Amount being repurchased from the Fundamental Change Payment Date to the second (2nd) anniversary of the Issuance Date, calculated as if all such Interest were payable in cash on each monthly Interest Payment Due Date (notwithstanding that such Interest is otherwise payable as PIK Interest hereunder) (computed using a discount rate equal to the then-applicable U.S. Treasury Rate for a security with a maturity closest to the second (2nd) anniversary of the Issuance Date, plus fifty (50) basis points).
7.	Optional Prepayment; Cash-Collateralization.
(a)	Non-Call Period; Optional Prepayment. This Note may not be prepaid at the option of the Issuer during the two (2) year period following the Issuance Date (the “Non-Call Period”), except as provided in Section 7(b) in connection with a Change of Control. After the Non-Call Period, the Issuer may prepay this Note, in whole or in part, upon not less than thirty (30) days’ prior written notice to the Holder (a “Prepayment Notice”), at a price equal to one hundred percent (100%) of the Accreted Principal Amount to be prepaid, plus accrued and unpaid Interest thereon to, but not including, the date of prepayment (the “Prepayment Date”). The Prepayment Notice shall state (i) the Prepayment Date, (ii) the Accreted Principal Amount to be prepaid, (iii) the prepayment price, and (iv) that the Holder’s conversion rights under Section 3 remain exercisable until the Close of Business on the second (2nd) Trading Day immediately preceding the Prepayment Date. For the avoidance of doubt, this Section 7(a) shall not limit the Holder’s right to require repurchase of this Note upon a Fundamental Change pursuant to Section 6.
(b)	Issuer’s Change of Control Prepayment Election During Non-Call Period. Notwithstanding Section 7(a), if a Change of Control occurs during the Non-Call Period, the Issuer may, at its option and in lieu of the Holder’s exercise of the Fundamental Change Repurchase Right under Section 6, elect to prepay this Note by delivering written notice to the Holder (the “Change of Control Prepayment Notice”) not less than ten (10) Business Days prior to the anticipated consummation of such Change of Control. The Change of Control Prepayment Notice shall state (i) that the Issuer is electing to prepay this Note in connection with such Change of Control, (ii) the anticipated date of such Change of Control, and (iii) that the Holder may elect to convert all or any portion of this Note pursuant to Section 3 at any time prior to the Close of Business on the second (2nd) Trading Day immediately preceding the date of such prepayment. Upon the consummation of such Change of Control, the Issuer shall prepay this Note (or the portion thereof not converted by the Holder) at a price (the “Change of Control Prepayment Price”) equal to (i) one hundred percent (100%) of the Accreted Principal Amount being prepaid, plus (ii) all accrued and unpaid Interest thereon to, but not including, the date of prepayment, plus (iii) a make-whole premium equal to the present value (computed using a discount rate equal to the then-applicable U.S. Treasury rate for a security with a maturity closest to the second (2nd) anniversary of the Issuance Date, plus fifty (50) basis points) of all Interest payments that would otherwise be payable on the Accreted Principal Amount being prepaid from the date of prepayment to the second (2nd) anniversary of the Issuance Date, calculated as if all such Interest were payable in cash on each monthly Interest Payment Due Date (notwithstanding that such Interest is otherwise payable as PIK Interest hereunder) (the “Make-Whole Premium”). If the Issuer delivers a Change of Control Prepayment Notice, the Holder shall not be entitled to exercise the Fundamental Change Repurchase Right under Section 6 with respect to such Change of Control; provided that, if the Issuer fails to pay the Change of Control Prepayment Price in full upon consummation of such Change of Control, the Holder’s rights under Section 6 shall be reinstated and the Holder may exercise the Fundamental Change Repurchase Right as if no Change of Control Prepayment Notice had been delivered.
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(c)	Cash-Collateralization. Notwithstanding anything to the contrary in this Section 7, at any time during the Non-Call Period, the Issuer may elect to cash collateralize the Note by irrevocably depositing with a nationally recognized financial institution, in trust for the benefit of the Holder, cash or U.S. government obligations in an amount sufficient to pay the entire outstanding Accreted Principal Amount and the remaining scheduled Interest payments through the end of the Non-Call Period. Upon such cash collateralization, the Issuer shall be deemed to have paid and discharged the entire Indebtedness represented by the Note and released from its obligations under the Note and the Security Documents, and the Collateral shall be released; provided that the Holder’s right to receive payments of principal and Interest from the deposited funds, the Holder’s conversion rights pursuant to Section 3, the Holder’s repurchase rights upon a Fundamental Change pursuant to Section 6 and the Issuer’s mandatory conversion rights pursuant to Section 5 shall remain in full force and effect.
8.	SPECIAL MANDATORY REDEMPTION. If the Regulatory Approvals (as defined in the Subscription Agreement) are not obtained on or prior to March 31, 2027, then the Issuer shall redeem all of the Notes (the “Special Mandatory Redemption”) on March 31, 2027 (the “Special Mandatory Redemption Date”) at a redemption price equal to 130% of the Accreted Principal Amount of the Notes, plus accrued and unpaid Interest thereon to, but not including, the Special Mandatory Redemption Date.
9.	SECURITY. The Accreted Principal Amount, together with all accrued and unpaid Interest thereon and all other amounts payable by the Issuer under this Note, is secured by the assets pledged as collateral (the “Collateral”) pursuant to (a) that certain Security Agreement, dated as of the Issuance Date, among the Issuer, certain Subsidiaries of the Issuer, as grantors (together with the Issuer, the “Grantors”), and the Holder (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), (b) that certain Pledge Agreement, dated as of the Issuance Date, between the Issuer and the Holder (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), and (c) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, to be executed by the Mississippi Powered Land Owner in favor of Holder after the Issuance Date, encumbering the Mississippi Powered Land and the other related collateral described therein (as amended, restated, supplemented or otherwise modified from time to time, the “Deed of Trust” and, together with the Security Agreement and the Pledge Agreement, the “Security Documents”). For the purposes of the covenants and other limitations set forth in the Note Documents, the Mississippi Powered Land shall constitute a portion of the “Collateral” at all times following the Issuance Date, including, without limitation, prior to the execution and delivery of the Deed of Trust, unless otherwise consented to by the Holder.
10.	DEFAULT. The occurrence and continuation beyond the applicable cure period of any of the following events shall constitute an “Event of Default” and shall entitle the Holder to the rights and remedies set forth in Section 11. Upon the occurrence of an Event of Default with respect to this Note, the Issuer shall within two (2) Business Days after Issuer has actual knowledge of such Event of Default deliver written notice thereof (an “Event of Default Notice”) to the Holder, which Event of Default Notice shall include (i) a reasonable description of the applicable Event of Default, (ii) a certification as to whether, in the opinion of the Issuer, such Event of Default is capable of being cured and, if applicable, a reasonable description of any existing plans of the Issuer to cure such Event of Default, (iii) the date on which the Event of Default occurred, and (iv) if cured on or prior to the date of such Event of Default Notice, the date of such cure:
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(a)	The Issuer fails to pay the Accreted Principal Amount of, and accrued and unpaid Interest on, the Note when due, whether upon the Maturity Date, conversion, redemption (including upon a Special Mandatory Redemption), acceleration, repurchase or otherwise, in each case in accordance with the terms of this Note.
(b)	The Issuer fails to satisfy its conversion obligations upon exercise of the Conversion Right by the Holder in accordance with Section 3 or upon a Forced Conversion pursuant to Section 5.
(c)	The Issuer fails to satisfy its obligations under the Note pursuant to a Fundamental Change in accordance with Section 6.
(d)	The Issuer shall have failed to comply with the compliance or performance of the covenants contained in Sections 14(b), 14(e) or 15 of the Note.
(e)	The Issuer or any Subsidiary party to the Note Documents shall have failed to comply in any material respect with the compliance or performance of any other covenant contained in the Note or any other Note Document (other than those specified in Section 10(d) above) and such default is not remedied by the Issuer or its Subsidiaries or waived by the Holder in writing within thirty (30) days after written notice thereof from the Holder to the Issuer.
(f)	(i) The Issuer or any Subsidiary shall make a general assignment for the benefit of creditors; (ii) the Issuer or any Subsidiary shall declare a moratorium on the payment of its debts; (iii) the commencement by the Issuer or any Subsidiary of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the commencement of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or consent seeking reorganization, intervention or other similar relief under any applicable Law, or the consent by it to the filing of any such petition or to the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any Collateral; or (iv) the commencement against the Issuer or any Subsidiary of a proceeding in any court of competent jurisdiction under any bankruptcy or other applicable Law (as now or hereafter in effect) seeking its liquidation, winding up, dissolution, reorganization, arrangement, adjustment, or the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official), and any such proceeding described in this clause (iv) shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing described in this clause (iv) shall continue unstayed or otherwise in effect, for a period of thirty (30) consecutive days.
(g)	The Issuer or any Subsidiary shall default in any of its obligations under any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long-term leasing or factoring arrangement of the Issuer or any Subsidiary in an amount exceeding $2,000,000, whether such indebtedness now exists or shall hereafter be created, and such default shall result in such indebtedness becoming or being declared due and payable before its stated maturity, and such acceleration shall not have been rescinded or annulled, or such indebtedness is not paid or discharged, as the case may be, within thirty (30) calendar days.
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(h)	The representations or warranties made by the Issuer or any other Grantor in any Security Document shall prove to have been false or incorrect in any material respect (or in all respects in the case of any such representation or warranty already qualified by materiality) when made or deemed made.
(i)	The Class A Common Stock ceases to be listed for trading on Nasdaq, the New York Stock Exchange, or any other national securities exchange, or trading of the Class A Common Stock on such exchange is suspended, and such delisting or suspension continues for a period of five (5) consecutive Trading Days.
(j)	A final judgment or judgments for the payment of money aggregating in excess of $2,000,000 (excluding any amounts covered by insurance or an indemnity from a creditworthy party) are rendered against the Issuer and/or any Subsidiary and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided that any judgment which is covered by insurance or an indemnity from a creditworthy party shall not be included in calculating the foregoing dollar amount so long as the Issuer provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Issuer or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within sixty (60) days of the final resolution of such judgment.
(k)	Any Security Document shall for any reason fail or cease to create a valid and perfected first priority Lien on the applicable Collateral in favor of the Holder, or any material provision of any Security Document shall at any time for any reason cease to be valid and binding on or enforceable against the Issuer or any other Grantor party to such Security Document, or the validity or enforceability thereof shall be contested by the Issuer or any Subsidiary, or a proceeding shall be commenced by the Issuer, any other Grantor or any governmental authority having jurisdiction over the Issuer or any Grantor seeking to establish the invalidity or unenforceability thereof.
(l)	Any “Event of Default,” as defined in any other Note Document, shall occur.
11.	REMEDIES. On the occurrence of an Event of Default that has not been timely cured as provided in Section 10:
(a)	Acceleration of Note. If an Event of Default (other than an Event of Default specified in Section 10(f)) shall have occurred and be continuing, then the Holder may, at Holder’s option, declare all sums due pursuant to the Note to be immediately due and payable, whereupon the same will become forthwith due and payable (and/or converted) and the Holder will be entitled to proceed to selectively and successively enforce its rights under the Note and the Security Documents, without any further notice and without any presentment, demand, or protest of any kind, all of which are hereby expressly waived by the Issuer. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law. No delay by the Holder shall constitute a waiver, election, or acquiescence by it. Notwithstanding the foregoing, if an Event of Default specified in Section 10(f) shall occur with respect to the Issuer, the Accreted Principal Amount, together with all accrued and unpaid Interest thereon and all other amounts payable hereunder, shall automatically and immediately become due and payable without any declaration, notice or other action by the Holder. In addition to the foregoing, Holder shall have all other rights and remedies available under the Note Documents, under applicable law, in equity or otherwise, and any actions taken by Holder in respect thereof shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Holder may determine in its sole discretion, to the fullest extent permitted by applicable law, without impairing or otherwise affecting the other such rights and remedies of Holder.
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(b)	Delays. No failure on the part of the Holder to exercise and no delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise by the Holder of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right.
12.	RESERVATION OF AUTHORIZED SHARES. So long as the Note is outstanding, the Issuer shall, on or prior to the date of conversion of the Note or any portion thereof, take all action necessary to reserve the requisite number of shares of its authorized and unissued Class A Common Stock, solely for the purpose of effecting the conversion of this Note, such that the number of shares of Class A Common Stock shall be duly and validly reserved and available for issuance at the time of the conversion of this Note, and upon issuance in accordance with the terms of this Note, the Class A Common Stock will be duly and validly issued, fully paid and nonassessable.
13.	POST-CLOSING COVENANTS. Within thirty (30) days of the Issuance Date, Issuer shall execute and deliver to Holder, at Issuer’s expense, each of the following, each in form and substance acceptable to Holder:
(a)	(i) the Deed of Trust and (ii) assignments of such property documents affecting the Mississippi Powered Land as Holder may reasonably require;
(b)	state-specific documents, affidavits or recording forms required and/or customary in connection with the execution or recordation of the Deed of Trust, including, but not limited to, tax affidavits, recording tax orders or other similar documents, if any;
(c)	(i) an organizational chart showing the direct and indirect ownership of Mississippi Powered Land Owner; (ii) organizational documents, resolutions, certificates and consents with respect to Mississippi Powered Land Owner and such partners, members, managers, joint ventures and other controlling parties of Mississippi Powered Land Owner as Holder may require; and (iii) legal opinions covering such matters as Holder may reasonably require with respect to the Deed of Trust;
(d)	(i) a pro forma title policy from a title company reasonably acceptable to Holder insuring the lien of the Deed of Trust and including such endorsements as Holder may reasonably require and available in the State of Mississippi at customary rates and subject to only such exceptions to coverage as are customary for transactions of this type and otherwise reasonably acceptable to Holder (“Title Pro Forma”); (ii) copies of all documents of record reflected in Schedule A and Schedule B of the commitment or preliminary report for the Title Pro Forma; (iii) an ALTA survey certified by a surveyor licensed in Mississippi to have been prepared in accordance with the then-effective Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys; (iv) such other reports as are usual and customary for a secured real estate loan or similar properties in Mississippi; (v) any required governmental approvals or third party consents; (vi) a property zoning report indicating that the Mississippi Powered Land complies with applicable zoning and land use laws; (vii) copies of all contracts relating to the use, occupancy, operation, maintenance, enjoyment or ownership of the Mississippi Powered Land, including, without limitation, power contracts evidencing the availability of at least forty (40) megawatts of electrical power; (viii) all leases, ground leases and estoppels, and any other franchises, leases or material operating agreements, if any; (ix) copies of all policies of insurance with respect to the Mississippi Powered Land; and (x) such other documents, instruments, endorsements, estoppels, subordination, non-disturbance and attornment agreements, consents, and other agreements and information reasonably deemed necessary by the Holder with respect to the Mississippi Powered Land; and
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(e)	pursuant to an escrow arrangement acceptable to Holder, the Deed of Trust shall be submitted for recording in the real property records of the county in which the Mississippi Powered Land is located and upon the recordation thereof, the applicable title company shall issue a mortgagee title policy in the form of the Title Pro Forma.
14.	AFFIRMATIVE COVENANTS.
(a)	Listing Covenant. The Issuer covenants and agrees that (a) the Class A Common Stock (or any successor security into which this Note is convertible) shall at all times be listed on a national securities exchange or automated quotation system in the United States; provided, however, that a temporary suspension of trading or listing that is cured within five (5) consecutive Trading Days shall not constitute a breach of this covenant, and (b) upon issuance, the shares of Class A Common Stock issuable upon conversion of this Note shall be approved for listing on the national securities exchange or automated quotation system on which the Class A Common Stock is then listed, subject only to official notice of issuance.
(b)	Use of Proceeds. The Issuer will use the proceeds of this Note solely (i) to redeem, repay or otherwise retire the Issuer’s outstanding 8.50% Senior Notes due 2026 and (ii) for general corporate purposes of the Issuer not in contravention of any law or any provision of this Note or any Security Document.
(c)	SEC Reports and Financial Information. So long as any portion of this Note remains outstanding, the Issuer shall timely file (after giving effect to any permitted extension pursuant to Rule 12b-25 under the Exchange Act) with the Commission all reports and other information required to be filed by it under Sections 13 and 15(d) of the Exchange Act.
(d)	Compliance with Laws. So long as any portion of this Note remains outstanding, the Issuer shall, and shall cause each Subsidiary to, comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority (including the Securities Act, the Exchange Act and the applicable rules and listing standards of the national securities exchange or automated quotation system on which the Class A Common Stock is then listed), except where the failure to so comply would not reasonably be expected to result in a material and adverse effect on the business, operations, properties or financial condition of the Issuer and its Subsidiaries, taken as a whole.
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(e)	Preservation of Existence. So long as any portion of this Note remains outstanding, the Issuer shall, and shall cause each Subsidiary to, preserve and maintain its corporate or other organizational existence and all rights, licenses, permits, franchises and governmental authorizations material to the conduct of its business; provided that this Section shall not prohibit any transaction permitted under Section 15, and provided further that no Subsidiary need preserve any such existence or right if the failure to do so would not reasonably be expected to result in a material and adverse effect on the business, operations, properties or financial condition of the Issuer and its Subsidiaries, taken as a whole.
(f)	Payment of Taxes. So long as any portion of this Note remains outstanding, the Issuer shall, and shall cause each Subsidiary to, pay and discharge, before they become delinquent, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits or property, except for any such tax, assessment, charge or levy that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles.
(g)	Maintenance of Properties and Insurance. So long as any portion of this Note remains outstanding, the Issuer shall, and shall cause each Subsidiary to, (i) maintain and preserve all of its properties that are material to the conduct of its business in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, and (ii) maintain insurance with financially sound and reputable insurers (or, to the extent consistent with prudent business practice, through self-insurance) in such amounts and against such risks as are customarily maintained by companies of established repute engaged in similar businesses.
(h)	Notice of Material Events. So long as any portion of this Note remains outstanding, the Issuer shall, promptly and in any event within five (5) Business Days after a responsible officer of the Issuer obtains knowledge thereof, deliver to the Holder written notice of (i) the occurrence of any Event of Default or any event or condition that, with the giving of notice or lapse of time or both, would constitute an Event of Default, (ii) any default or event of default under any other material Indebtedness of the Issuer or any Subsidiary, and (iii) the commencement of any litigation, investigation or proceeding before any court, governmental authority or arbitrator that would reasonably be expected to result in a material and adverse effect on the business, operations, properties or financial condition of the Issuer and its Subsidiaries, taken as a whole.
(i)	Further Assurances. So long as any portion of this Note remains outstanding, the Issuer shall, and shall cause each Subsidiary to, promptly execute and deliver such further instruments and documents, and take such further actions, as the Holder may reasonably request in order to create, perfect, maintain and preserve the validity, perfection and first-priority status of the Liens granted under the Security Documents and otherwise to carry out the intent and purposes of, and give effect to the rights and remedies of the Holder under, this Note and the Security Documents.
15.	NEGATIVE COVENANTS.
(a)	Incurrence of Indebtedness. So long as any portion of this Note remains outstanding, without the prior written consent of the Holder, the Issuer shall not, and shall not permit any Subsidiary to, directly or indirectly, incur, assume, guarantee or suffer to exist any Indebtedness, other than Permitted Indebtedness.
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(b)	Liens. So long as any portion of this Note remains outstanding, without the prior written consent of the Holder, the Issuer shall not, and shall not permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon or in any of the Collateral, other than Permitted Liens.
(c)	Senior Securities. So long as any portion of this Note remains outstanding, without the prior written consent of the Holder, the Issuer shall not issue any Indebtedness or other securities that are senior in right of payment to, or having rights, preferences or privileges with respect to distributions or liquidation superior to, this Note, except for Liens on assets not included in the Collateral.
(d)	Dispositions. So long as any portion of this Note remains outstanding, without the prior written consent of the Holder, the Issuer shall not, and shall not permit any Subsidiary to, make any Disposition of Collateral or any direct or indirect ownership interest of Issuer in any Subsidiary owning any Collateral, other than Permitted Dispositions.
(e)	Changes in Nature of Business. So long as any portion of this Note remains outstanding, the Issuer shall not, and shall not permit any Subsidiary to, engage to any material extent in any business other than those businesses conducted or actively contemplated by the Issuer and its Subsidiaries on the date hereof, including, without limitation, Bitcoin mining, cryptocurrency mining, energy production and storage, data center operations, digital infrastructure, and high-performance computing businesses, and any business reasonably related, complementary or incidental thereto or representing a reasonable expansion thereof.
(f)	Issuances of Equity Securities. Until the Regulatory Approvals are obtained, so long as any portion of this Note remains outstanding, without the prior written consent of the Holder, the Issuer shall not offer, issue or enter into any agreement to issue any equity or other Equity Securities (including, without limitation, Class A Common Stock, Class B common stock or preferred shares, options or debt that is convertible into, exercisable for, or exchangeable for equity securities or that includes an equity component, such as an “equity” kicker, including any hybrid security), other than (i) pursuant to the granting of employee or director equity awards, in each case in the ordinary course of equity compensation awards or stock purchase plans or dividend reinvestment plans, (ii) issuances in connection with any rights offering to all stockholders of the Company on a pro-rata basis, where each right entitles the holder thereof to purchase no more than one (1) additional share of Class A Common Stock, or (iii) pursuant to the Equity Interest Payment Agreement, dated January 24, 2025, by and among the Issuer, Atlas Capital Resources (A9) LP, Atlas Capital Resources (A9-Parallel) LP and Atlas Capital Resources (P) LP.
(g)	Minimum Liquidity. Until the Regulatory Approvals are obtained, so long as any portion of this Note remains outstanding, the Issuer and its Subsidiaries shall have at all times liquidity calculated as unrestricted, unencumbered cash, Cash Equivalents and Bitcoin in an aggregate minimum amount equal to $10,000,000.
16.	TAX TREATMENT. The Issuer and its Affiliates shall treat this Note as indebtedness for U.S. federal, state and local income tax purposes and not as a “contingent payment debt instrument” within the meaning of Section 1.1275-4 of the U.S. Treasury Regulations. Neither the Issuer nor any of its Affiliates shall take a contrary position unless otherwise required pursuant to a final determination within the meaning of Section 1313 of the U.S. Internal Revenue Code, as amended. If the Issuer or any Affiliate is required by a final determination to take a position inconsistent with the foregoing, then the Issuer shall promptly notify the Holder and, upon request, consult with the Holder in good faith regarding such position and use commercially reasonable efforts to mitigate any adverse federal income tax consequences to the Holder that would result from such position.
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17.	AMENDMENT AND WAIVER. This Note, and any of the terms and provisions hereof, may be amended from time to time with (and only with) the written consent of the Holder and the Issuer. The Holder may waive compliance by the Issuer with any of the terms hereof.
18.	TRANSFER AND RELATED PROVISIONS. This Note may not be directly or indirectly offered, sold, assigned or transferred by the Holder without the prior written consent of the Issuer; provided, however, that the Holder may, without the consent of the Issuer, assign or transfer this Note to (a) any Affiliate of the Holder or (b) any limited partner or member of the Holder or any fund managed by the Holder or an Affiliate of the Holder, in each case, so long as (i) such transferee agrees in writing to be bound by all of the obligations and restrictions applicable to the Holder under this Note, and (ii) the Holder delivers written notice to the Issuer of such transfer no later than five (5) Business Days following the date of such transfer, identifying the transferee and the principal amount transferred; provided further, that failure to deliver such notice within such period shall not void an otherwise permitted transfer if such notice is delivered promptly after the Issuer notifies the Holder of such failure. Any purported transfer in violation of this Section shall be void.
19.	REISSUANCE OF THIS NOTE.
(a)	Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Issuer, whereupon the Issuer will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 19(d)), registered as the Holder may request, representing the Accreted Principal Amount of the Note being transferred by the Holder and, if less than the entire Accreted Principal Amount of the Note held by the Holder is being transferred, a new Note (in accordance with Section 19(d)) to the Holder representing the Accreted Principal Amount of the Note not being transferred. The Holder and any transferee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(b)(ii) following conversion of any portion of this Note, the Principal Amount and/or the Accreted Principal Amount represented by this Note may be less than the Principal Amount stated on the face of this Note.
(b)	Lost, Stolen or Mutilated Note. Upon receipt by the Issuer of evidence reasonably satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Issuer in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Issuer shall execute and deliver to the Holder a new Note (in accordance with Section 19(d)) representing the Accreted Principal Amount.
(c)	Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Issuer, for a new Note or Notes (in accordance with Section 19(d)) representing in the aggregate the Accreted Principal Amount of this Note, and each such new Note will represent such portion of such Accreted Principal Amount as is designated by the Holder at the time of such surrender.
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(d)	Issuance of New Notes. Whenever the Issuer is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the remaining Accreted Principal Amount (or in the case of a new Note being issued pursuant to Section 19(a) or Section 19(c), the Accreted Principal Amount designated by the Holder which, when added to the aggregate Accreted Principal Amount represented by the other new Notes issued in connection with such issuance, does not exceed the remaining Accreted Principal Amount under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, (v) shall represent accrued and unpaid Interest on the Accreted Principal Amount of this Note, if any, from the Issuance Date; and (vi) shall be timely prepared and issued by the Issuer, but in no event shall the Issuer issue such new Note more than five (5) Business Days after surrender of this Note or the receipt of the evidence reasonably satisfactory to the Issuer pursuant to Section 19(b), as the case may be.
20.	REMEDIES CUMULATIVE. No right or remedy herein (or in any other Note Document) conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder (or thereunder) or now or hereafter existing at law or in equity or otherwise, including injunctive relief or specific performance. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
21.	CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Issuer and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.
22.	FAILURE OR INDULGENCE NOT WAIVER. The Holder shall not by any act or omission be deemed to waive any of its rights or remedies under this Note or the Security Documents unless such waiver shall be in writing and signed by the Holder, and then only to the extent specifically set forth therein.
23.	NOTICES AND PAYMENTS.
(a)	Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 7.3 of the Subscription Agreement. The Issuer shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Issuer will give written notice to the Holder (i) as soon as practicable upon each adjustment of the Conversion Price and the number of Conversion Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least fifteen (15) days prior to the date on which the Issuer closes its books or takes a record (A) with respect to any dividend or distribution upon the Class A Common Stock, (B) with respect to any grants, issuances or sales of any options, convertible securities or rights to purchase stock, warrants, securities, indebtedness, or other property pro rata to holders of Class A Common Stock or (C) for determining rights to vote with respect to any Fundamental Change, dissolution or liquidation, provided in each case that such information (to the extent it constitutes, or contains, material, non-public information regarding the Issuer) shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Change. It is expressly understood and agreed that the time of execution specified by the Holder in each Conversion Notice shall be definitive and may not be disputed or challenged by the Issuer.
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(b)	Payments. Whenever any payment of cash is to be made by the Issuer to any Person pursuant to this Note, such payment shall be made in cash, without deduction or withholding of any taxes (or shall be grossed up for such amounts) unless such deduction or withholding is attributable to the Holder’s failure to provide an IRS Form W-9 or other applicable tax forms it is legally eligible to deliver upon request, via wire transfer of immediately available funds to such account as may be provided to the Issuer by the Holder. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Payment Due Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. The Issuer shall pay any and all stock transfer, documentary stamp and other similar taxes that may be payable in respect of any issuance or delivery of shares of Class A Common Stock upon conversion of any Note other than any such taxes that are payable in respect of any transfer by which the issuance and delivery of shares of Class A Common Stock are in a name other than that in which the Note so converted was registered.
24.	WAIVER OF NOTICE. To the extent permitted by law, the Issuer hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Security Documents.
25.	GOVERNING LAW, JURISDICTION AND SEVERABILITY. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Issuer hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or the state courts of New York County, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Issuer in any other jurisdiction to collect on the Issuer’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.
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26.	CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:
(a)	“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
(b)	“Board” means the Board of Directors of the Issuer.
(c)	“Business Day” means any day other than a Saturday, a Sunday, or a day on which commercial banks in New York, New York are authorized or required by law to close.
(d)	“Cash Equivalents” means, as of any date of determination, any of the following: (A) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government, or (ii) issued by any agency of the United States Government, the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one (1) year after such date; (B) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (C) commercial paper maturing no more than one (1) year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (D) certificates of deposit or bankers’ acceptances maturing within one (1) year after such date and issued or accepted by any commercial bank organized under the laws of the United States or any state thereof, or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $5,000,000,000; and (E) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (A) and (B) above, (ii) has net assets of not less than $5,000,000,000, and (iii) has the highest rating obtainable from either S&P or Moody’s.
(e)	“Change of Control” means (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the total voting power of the voting stock of the Issuer, (ii) the Issuer consolidating with, or merging with or into, any Person, or any Person consolidating with, or merging with or into, the Issuer, unless the holders of the Issuer’s voting stock immediately prior to such transaction own, directly or indirectly, more than fifty percent (50%) of the voting stock of the surviving entity, or (iii) the sale, lease, transfer or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries, taken as a whole, to any Person.
(f)	“Class A Common Stock Equivalents” means any securities of the Issuer or any Subsidiary that would entitle the holder thereof to acquire at any time Class A Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Class A Common Stock.
(g)	“Close of Business” means 5:00 p.m., New York City time.
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(h)	“Closing Price” of the shares of Class A Common Stock on any day means the last reported sale price regular way on such day or, in the case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of the shares of Class A Common Stock, in each case as reported on Nasdaq or such other principal securities exchange on which the shares of Class A Common Stock are then listed or quoted.
(i)	“Code” means the Internal Revenue Code of 1986, as amended.
(j)	“Commission” means the U.S. Securities and Exchange Commission.
(k)	“Conversion Price” means $2.1375 per share of Class A Common Stock, subject to adjustment as provided in Section 4.
(l)	“Conversion Shares” means the shares of Class A Common Stock issuable upon conversion of this Note.
(m)	“Disposition” means the sale, transfer, license, lease or other disposition of any property by any Person (including any sale and leaseback transaction).
(n)	“Equity Securities” has the meaning ascribed to such term in Rule 405 promulgated under the Securities Act as in effect on the date hereof, and in any event includes any stock, any partnership interest, any limited liability company interest and any other interest, right or security convertible into, or exchangeable or exercisable for, capital stock, partnership interests, limited liability company interests or otherwise having the attendant right to vote for directors or similar representatives.
(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(p)	“Fundamental Change” means either (i) a Change of Control or (ii) a Termination of Trading.
(q)	“Guarantors” has the meaning ascribed to such term in the Subsidiary Guaranty.
(r)	“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than sixty (60) days incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under leases that are required to be, in accordance with generally accepted accounting principles, recorded as capital leases, (f) all obligations, contingent or otherwise, of such Person in respect of acceptances, letters of credit or similar extensions of credit, (g) all obligations of such Person in respect of hedge agreements or repurchase agreements, but excluding any such obligations entered into in the ordinary course of business and not for speculative purposes (including, without limitation, any covered call transaction or similar trading strategy or transaction), (h) all Indebtedness of others referred to in clauses (a) through (g) above or clause (i) below and other payment obligations (collectively, “Guaranteed Debt”) guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person, and (i) all Indebtedness referred to in clauses (a) through (h) above (including Guaranteed Debt) secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; provided that, if such Person has not assumed or become liable for the payment of such obligation, or if it has been assumed and no recourse may be had to such Person other than with respect to the property subject to such Lien, the amount of such Indebtedness shall be limited to the lesser of (i) the principal amount of the obligations being secured and (ii) the fair market value of the encumbered property.
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(s)	“Interest” means interest on the Accreted Principal Amount from time to time, in the manner and at the rates specified in Section 2 hereof.
(t)	“IRS” means the United States Internal Revenue Service.
(u)	“Issuance Date” means the date set forth on the first page of this Note.
(v)	“Lien” means any lien, mortgage, pledge, charge or other security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.
(w)	“Mississippi Powered Land” means the real property commonly known as 849 Hwy 69 S, Columbus, MS 39701, and more particularly described in the Deed of Trust.
(x)	“Mississippi Powered Land Owner” means Greenidge Mississippi LLC, a Mississippi limited liability company.
(y)	“Nasdaq” means The Nasdaq Stock Market LLC.
(z)	“Note Documents” means the Note, the Security Documents, and the Subsidiary Guaranty.
(aa)	“Permitted Disposition” means any Dispositions of Collateral permitted under the Security Agreement.
(bb)	“Permitted Indebtedness” means (i) Indebtedness evidenced by this Note; (ii) Indebtedness under the Issuer’s 10.00% Senior Notes due 2030; (iii) Indebtedness under the Issuer’s 8.50% Senior Notes due 2026, to the extent outstanding as of the Issuance Date; (iv) Indebtedness to trade creditors incurred in the ordinary course of business consistent with past practices; (v) Indebtedness that is, by its terms, expressly subordinated to this Note pursuant to a written subordination agreement with the Holder in form and substance reasonably satisfactory to the Holder; (vi) capital lease obligations and purchase money Indebtedness incurred in connection with the acquisition of capital assets, in an aggregate principal amount not to exceed $2,500,000 at any time outstanding; (vii) reimbursement obligations in connection with letters of credit or similar instruments secured by cash or cash equivalents, in an aggregate amount not to exceed $10,000,000 at any time outstanding; (viii) intercompany Indebtedness between the Issuer and any Subsidiary or between Subsidiaries, in each case whether in the form of loans, advances or otherwise, provided, that any such intercompany Indebtedness that is with or between any Subsidiaries that are not also Guarantors (as defined in the Subsidiary Guaranty) is subject to an intercompany subordination agreement in form and substance reasonably satisfactory to Holder; (ix) Indebtedness incurred to refinance, replace, renew, refund or extend any Indebtedness permitted under clauses (ii) and (v) through (viii) above (provided that the principal amount of such refinancing Indebtedness shall not exceed the principal amount of the Indebtedness being refinanced, replaced, renewed, refunded or extended, plus reasonable and customary fees, premiums and expenses incurred in connection therewith); (x) obligations in respect of performance bonds, surety bonds, bid bonds, appeal bonds, reclamation bonds, completion guarantees and similar obligations incurred in the ordinary course of business; (xi) obligations under bona fide hedging agreements entered into in the ordinary course of business and not for speculative purposes; and (xii) other Indebtedness in an aggregate principal amount not to exceed $2,500,000 at any time outstanding.
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(cc)	“Permitted Lien” means, in each case solely with respect to the Collateral: (i) Liens securing obligations under this Note and the Security Documents; (ii) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings that suspend the enforcement thereof and for which adequate reserves have been established in accordance with generally accepted accounting principles; (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings that suspend the enforcement thereof; (iv) purchase money Liens and Liens securing capital lease obligations on mining equipment acquired after the Issuance Date, in each case permitted under clause (vi) of the definition of Permitted Indebtedness and attaching only to the specific miners or equipment so acquired or leased; (v) with respect to any real property constituting Collateral, easements, rights-of-way, covenants, conditions, restrictions and other title encumbrances existing as of the Issuance Date that do not, individually or in the aggregate, materially impair the intended use or value of such real property; and (vi) other than to the extent affecting the Mississippi Powered Land, Liens arising from judgments or awards being contested in good faith and adequately bonded or stayed pending appeal, so long as such Liens do not constitute an Event of Default under Section 10(j) and do not exceed $1,250,000.
(dd)	“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.
(ee)	“Securities Act” means the Securities Act of 1933, as amended.
(ff)	“Subsidiary” of a Person means any business entity of which the Person either (A) owns or controls fifty percent (50%) or more of the outstanding equity securities, either directly or indirectly, (provided there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (B) in the case of partnerships, serves as a general partner, (C) in the case of a limited liability company, serves as a managing member, or (D) otherwise has the ability to elect a majority of the directors, trustees, managing members or others thereof.
(gg)	“Subsidiary Guaranty” means, collectively, one or more subsidiary guaranties executed by the Mississippi Powered Land Owner and each other Subsidiary of the Issuer that is a Grantor in favor of Holder.
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(hh)	“Termination of Trading” shall be deemed to occur if (i) the Class A Common Stock (or other common equity into which the Note is then convertible) ceases to be listed for trading on Nasdaq, the New York Stock Exchange, NYSE American or any other national securities exchange that is an “Eligible Exchange” (each, as such term is defined in SEC Rule 100 of Regulation NMS under the Exchange Act), or any of their respective successors, (ii) the trading of the Class A Common Stock on any such exchange is suspended for a period of five (5) consecutive Trading Days, or (iii) the Issuer receives written notice from any such exchange that the Class A Common Stock will be delisted and such delisting is not cured within ten (10) Trading Days after receipt of such notice (or such longer period as may be provided by the applicable exchange’s rules for curing such deficiency).
(ii)	“Trading Day” means, with respect to the Class A Common Stock, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which The Nasdaq Stock Market (or such other principal market on which the Class A Common Stock is then listed) is not open for trading.
(jj)	“VWAP” means, for any Trading Day, the per share volume-weighted average price of the Class A Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “GREE <equity> AQR” (or its equivalent successor page if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of Class A Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm selected by the Issuer).
27.	RANKING. All obligations evidenced by this Note shall rank pari passu in right of payment with all existing and future senior indebtedness of the Issuer. For the avoidance of doubt, nothing herein shall be deemed to limit the Issuer’s ability to incur future Indebtedness permitted under Section 15, including Indebtedness ranking pari passu with this Note in right of payment. Notwithstanding the foregoing, the Holder's first-priority security interest in the Collateral shall not be impaired by the pari passu ranking with respect to right of payment set forth herein.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the Issuance Date set forth above.

GREENIDGE GENERATION HOLDINGS INC.

By:
Name:
Title:

[Signature Page to Senior Secured Convertible Promissory Note]

ANNEX C
MIG Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Class A COMMON STOCK PURCHASE WARRANT

GREENIDGE GENERATION HOLDINGS INC.

Warrant Shares: 1,754,386	Issue Date: [_], 2026 (the “Issue Date”)

THIS CLASS A COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, MIG REF II INFR, LLC or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issue Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on __________, 2029[1] (the “Termination Date”), but not thereafter, to subscribe for and purchase from Greenidge Generation Holdings Inc., a Delaware corporation (the “Company”), up to 1,754,386 shares (as subject to adjustment hereunder, the “Warrant Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”). The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated as of July 19, 2026, between the Company and MIG REF II INFR, LLC. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Class A Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time shares of Class A Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of Class A Common Stock.

“Trading Day” means a day on which shares of the Class A Common Stock are traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Class A Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

______________________

[1]	To be the third anniversary of the Issuance Date.

“Transfer Agent” means Computershare Trust Company, N.A., with offices located at 150 Royall Street, Canton, Massachusetts 02021, and any successor transfer agent of the Company.

Section 2. Exercise.

a)Exercise of Warrant. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 2(e)), exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form attached hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)Exercise Price. The exercise price per Warrant Share under this Warrant shall be $1.71, subject to adjustment hereunder (the “Exercise Price”).

c)Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the Warrant Shares by the Holder, then, provided that the Regulatory Approvals (as defined in the Subscription Agreement) have been obtained, this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

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(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (x) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (y) the Bid Price of the Class A Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;
(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and
(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and for purposes of Rule 144 under the Securities Act, the holding period of the Warrant Shares being issued may be tacked onto the exercising Holder’s holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a Trading Market, the bid price of the Class A Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTCQB Venture Market (“OTCQB”) or the OTCQX Best Market (“OTCQX”) is not a Trading Market, the volume weighted average price of the Class A Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Class A Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Class A Common Stock are then reported on The Pink Open Market (the “Pink Market”) operated by the OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported, or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected in good faith by the Purchaser and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Class A Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Class A Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Class A Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Class A Common Stock are then reported on the Pink Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported, or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected in good faith by the Purchaser and reasonably acceptable to the Company, the reasonable fees and expenses of which shall be paid by the Company.

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d)Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Transfer Agent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to, or resale of the Warrant Shares by, the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date (except to the extent caused by a material defect in the Holder’s Notice of Exercise or a material failure by the Holder to timely deliver the aggregate Exercise Price in accordance with Section 2(a)), then, commencing on the Trading Day immediately following the Warrant Share Delivery Date (the “LD Commencement Date”), the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Class A Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third (3rd) Trading Day after the Warrant Share Delivery Date) for each Trading Day after the LD Commencement Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Class A Common Stock as in effect on the date of delivery of the Notice of Exercise.

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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of the Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than as a result of (x) a material defect in the Holder’s Notice of Exercise or (y) a material failure by the Holder to timely deliver the aggregate Exercise Price in accordance with Section 2(a); provided that the Company shall promptly notify the Holder of any alleged defect of failure), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Class A Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Class A Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Class A Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Class A Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Warrants with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Class A Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to receive upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

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vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to DTC (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e)Holder’s Exercise Limitations. Unless the Regulatory Approvals (as defined in the Subscription Agreement) have been obtained, the Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Class A Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Class A Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Class A Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Class A Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Class A Common Stock outstanding immediately prior to the Issue Date. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

a)Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Class A Common Stock or any other equity or equity equivalent securities payable in shares of Class A Common Stock (which, for avoidance of doubt, shall not include any shares of Class A Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Class A Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Class A Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Class A Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Class A Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Class A Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)Reserved.

c)Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Class A Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Class A Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Class A Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Class A Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d)Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Class A Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Class A Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Class A Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Class A Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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e)Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Class A Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Class A Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of capital stock of the successor or acquiring corporation, or of the Company if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Class A Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Class A Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding the foregoing, in the event of a Fundamental Transaction that is (1) an all-cash transaction, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act or (3) a Fundamental Transaction involving a Person or entity not traded on a national securities exchange, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within thirty (30) days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that this sentence shall not apply to a Fundamental Transaction that is not within the Company’s control, including a Fundamental Transaction that is not approved by the Company’s Board of Directors. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of (1) the 30-day volatility, (2) the 100-day volatility or (3) the 365-day volatility, each of clauses (1)-(3) as obtained from the HVT function on Bloomberg (determined utilizing a 365-day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the highest VWAP during the period beginning on the Trading Day immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(e) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five (5) Business Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Class A Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Class A Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(e) regardless of whether the Company has sufficient authorized shares of Class A Common Stock for the issuance of Warrant Shares.

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f)Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Class A Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Class A Common Stock (excluding treasury shares, if any) issued and outstanding.

g)Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Class A Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Class A Common Stock, (C) the Company shall authorize the granting to all holders of the Class A Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Class A Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Class A Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Class A Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Class A Common Stock of record shall be entitled to exchange their shares of the Class A Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

9

Section 4. Transfer of Warrant.

a)Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form of Exhibit B attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Issue Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

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d)Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, provides to the Company an opinion of counsel, the form and substance of such opinion shall be reasonably satisfactory to the Company, to the effect that the transfer of this Warrant does not require registration under the Securities Act.

e)Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a)No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b)Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d)Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Class A Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Class A Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) to the extent that the laws of another jurisdiction would be required thereby. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state (commercial division only) and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state (commercial division only) and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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f)Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g)Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Subscription Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses, including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 1159 Pittsford-Victor Road, Suite 240, Pittsford, New York 14534, Attention: Chief Executive Officer, email address: ***, with a copy to (which shall not constitute notice), to Gregg Shulklapper, Raines Feldman Littrell LLP, 1350 Avenue of the Americas, 22nd Floor, New York, New York 10019, email address: ***, and Kenneth M. Silverman, Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, 15th Floor, New York, New York 10019, email address ***, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

i)Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Class A Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

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k)Successors and Assigns. Subject to applicable securities laws and the restrictions on transfer set forth in this Warrant, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the Issue Date.

GREENIDGE GENERATION HOLDINGS INC.

By:
Name:
Title:

[Signature Page to Warrant]

Exhibit A
NOTICE OF EXERCISE

TO:GREENIDGE GENERATION HOLDINGS INC.

(1)The undersigned hereby elects to purchase __________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

________________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

________________________________________

________________________________________

________________________________________

(4)Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

Ehibit B
ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:

______________________________________________________________________________
(Please Print)

Address:

______________________________________________________________________________
(Please Print)

Phone Number: _______________________

Email Address: _______________________

Dated: ______________ __, _____

Holder’s Signature:

Holder’s Address:

ANNEX D
Atlas Subscription Agreement

SUBSCRIPTION AGREEMENT

between

Atlas GREE Investment Holdco LLC

“Purchaser”

and

Greenidge Generation Holdings Inc.

“Issuer”

Dated as of July 19, 2026

Page

ARTICLE 1 PURCHASE AND SALE OF THE SHARES		1
1.1	Purchase and Sale of the Shares.	1
1.2	Purchase Price.	1
1.3	Payment of Purchase Price.	1
1.4	Delivery of Shares.	2
1.5	Purchaser Exchange Act Filings	2
ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF ISSUER		2
2.1	Listing.	2
2.2	SEC Reports.	2
2.3	No Material Adverse Change in Business.	2
2.4	Financial Statements.	3
2.5	Independent Accountants.	3
2.6	Good Standing of Issuer.	3
2.7	Subsidiaries.	4
2.8	Capitalization.	4
2.9	Shares.	4
2.10	Litigation.	4
2.11	No Conflicts.	5
2.12	Compliance with Laws; Permits and Orders.	5
2.13	Authorization.	6
2.14	Investment Company Act.	6
2.15	Registration Rights.	6
2.16	No Stabilization or Manipulation.	6
2.17	Property.	6
2.18	Title Insurance.	7
2.19	Environmental Laws.	7
2.20	Internal Accounting and Other Controls.	7
2.21	Disclosure Controls.	8
2.22	Insolvency; Financial Covenants.	8
2.23	Absence of Labor Dispute.	8
2.24	Use of Proceeds.	8
2.25	No Finder’s Fees.	9
2.26	Insurance.	9
2.27	Absence of Undisclosed Liabilities.	9
2.28	Taxes.	9
2.29	No Registration	9
2.30	Certain Information.	10
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PURCHASER		10
3.1	Authority.	10
3.2	Brokers and Finders.	10
3.3	Securities Act.	10
3.4	[Intentionally Omitted].	10
3.5	Availability of Funds.	10
3.6	Securities Offering Exemption	10
3.7	No Conflicts.	11
3.8	Legends.	11

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(continued)

Page

ARTICLE 4 Conditions to Closing		12
4.1	Conditions to Purchaser’s Obligations.	12
4.2	Conditions to Issuer’s Obligations.	13
ARTICLE 5 Additional Covenants		14
5.1	Confidentiality.	14
5.2	Public Announcements.	14
5.3	Approvals.	14
5.4	[Intentionally Omitted].	14
5.5	Operation of Business.	14
ARTICLE 6 Termination		15
6.1	Termination.	15
6.2	Notice of Termination.	15
6.3	Effect of Termination.	15
ARTICLE 7 GENERAL PROVISIONS		16
7.1	Definitions.	16
7.2	Fees and Expenses.	20
7.3	Notices.	20
7.4	Assignment	21
7.5	No Benefit to Others.	21
7.6	Headings and Gender; Construction; Interpretation.	21
7.7	Counterparts.	21
7.8	Integration of Agreement.	21
7.9	Waiver.	22
7.10	Governing Law.	22
7.11	Partial Invalidity.	22
7.12	Survival.	22
7.13	Specific Enforcement.	23

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Subscription AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of July 19, 2026, between Atlas GREE Investment Holdco LLC (together with its permitted assigns, “Purchaser”) and Greenidge Generation Holdings Inc. (“Issuer”).

WHEREAS, Issuer desires to sell and Purchaser desires to purchase 2,923,976 shares (the “Shares”) of Issuer’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), for the consideration and on the terms set forth in this Agreement, which Shares will be offered and sold to Purchaser in a private placement without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), in reliance upon Section 4(a)(2) thereof and/or Regulation D thereunder;

WHEREAS, on the date hereof, Issuer has entered into subscription agreements (collectively, the “Other Subscription Agreements”) with (i) MIG REF II INFR, LLC (“MIG”), providing for (A) the issuance and sale by Issuer to MIG of $5,000,000 of shares of Class A Common Stock at the Per Share Purchase Price, (B) a 10% senior secured convertible note due 2029 (the “Convertible Note”) in the aggregate amount of $10,000,000, which shall be convertible into shares of Class A Common (the “Conversion Shares”), and (C) warrants (“Warrants”) to purchase shares of Class A Common Stock (“Warrant Shares”), (ii) Conversant Capital LLC (“Conversant”), providing for the issuance and sale of an aggregate of $5,950,000 of shares of Class A Common Stock at the Per Share Purchase Price, and (iii) certain other investors providing for the issuance, and sale of additional shares of Class A Common Stock at the Per Share Purchase Price, such sales to occur concurrently with the Closing;

WHEREAS, on the date hereof, the holders of a majority of the outstanding voting power of Issuer have provided the Stockholder Consent; and

WHEREAS, certain capitalized terms used in this Agreement are defined in Section 7.1 of this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1 PURCHASE AND SALE OF THE SHARES

1.1Purchase and Sale of the Shares.

On and subject to the terms and conditions of this Agreement, on the Closing Date, Issuer shall sell, and Purchaser shall purchase, the Shares, free and clear of any and all Liens (other than those imposed by the Certificate of Incorporation and federal and state Laws). On and subject to the terms and conditions of this Agreement, the closing of the issuance, sale and purchase of the Shares (the “Closing”) shall take place remotely via the exchange of final documents and signature pages on the third (3rd) Business Day following the satisfaction (or waiver) of the conditions set forth in ARTICLE 4 (other than those conditions that by their nature are to be first satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), or such other time and place as Issuer and Purchaser may agree. The date on which the Closing is to occur is herein referred to as the “Closing Date”.

1.2Purchase Price.

The aggregate purchase price for the Shares shall be $5,000,000 (the “Purchase Price”), which amount equals (a) the product of (i) the purchase price per share for the Shares of $1.71 (the “Per Share Purchase Price”) and (ii) the number of Shares being purchased by Purchaser.

1.3Payment of Purchase Price.

Three (3) Business Days prior to the Closing Date, Purchaser shall deposit an amount in cash equal to the Purchase Price, by wire transfer in immediately available funds in U.S. dollars, into an escrow account with an escrow agent selected by Issuer and reasonably acceptable to Purchaser (the “Escrow Agent”) pursuant to an escrow agreement to be entered into among Purchaser, Issuer and the Escrow Agent (the “Escrow Agreement”). The Purchase Price shall be released from escrow to Issuer on the Closing Date in accordance with the terms of the Escrow Agreement. A Federal Reserve Reference Number shall be requested of the Escrow Agent at the time of the transfer for the purpose of assisting Issuer in confirming receipt of the funds.

1.4Delivery of Shares.

On the Closing Date, Issuer shall irrevocably instruct its transfer agent to record the issuance of the Shares to Purchaser, in book-entry form pursuant to the transfer agent’s regular procedures, free and clear of all restrictive and other notations or legends except as provided in Section 3.8 hereof, and deliver, to the extent not previously delivered, the items required to be delivered by Issuer set forth in Section 4.1.

1.5Purchaser Exchange Act Filings

Purchaser acknowledges that it shall be responsible for any filings required by it under Sections 13 or 16 of the Exchange Act in connection with the purchase or acquisition of any shares of Class A Common Stock.

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF ISSUER

Issuer hereby represents and warrants to Purchaser, as of the date hereof and as of the Closing Date, that:

2.1Listing.

Issuer’s Class A Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is currently listed and quoted on the Nasdaq Global Select Market under the trading symbol “GREE.” Except as disclosed in the SEC Reports, Issuer is in compliance with the listing and maintenance requirements of the Nasdaq.

2.2SEC Reports.

(a)Except as set forth in the SEC Reports, Issuer has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Such reports filed by Issuer under the Exchange Act during the 12 months preceding the date hereof, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by Issuer under the Exchange Act, whether or not any such reports were required, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports.”

(b)As of their respective dates (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing), the SEC Reports filed by Issuer complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) by Issuer, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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2.3No Material Adverse Change in Business.

Since December 31, 2025 and except as otherwise disclosed in the SEC Reports: (a) there has not occurred any material adverse change or any development that is reasonably likely to have a material adverse effect on the condition (financial, tax or otherwise), results of operations, business, properties or assets (tangible and intangible) of Issuer and its Subsidiaries considered as one enterprise (other than changes or developments relating to (i) changes in general economic conditions in the United States, other than changes which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (ii) the execution or the announcement of this Agreement and the Other Subscription Agreements, or the consummation of the transactions contemplated hereby and thereby, (iii) changes in GAAP or the accounting rules or regulations of the Commission, (iv) changes in conditions in the cryptocurrency mining, digital asset, datacenter ownership, operation or development, electric power generation or energy markets generally, other than changes which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (v) any decline in the market price or trading volume of the Class A Common Stock in and of itself (it being understood that the facts or circumstances underlying any such decline or change may be taken into account in determining whether a Material Adverse Effect has occurred), (vi) any failure by Issuer to meet any budgets, plans, projections or forecasts, in and of itself (it being understood that the facts or circumstances underlying any such failure may be taken into account in determining whether a Material Adverse Effect has occurred), (vii) any acts of war, armed conflict, military actions, terrorism or sabotage, other than such acts which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (viii) any hurricane, tornado, flood, earthquake, natural disaster, pandemic, epidemic or other act of God, other than such events which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, or (ix) any changes in applicable Law or regulation (other than changes in GAAP or the accounting rules or regulations of the Commission addressed in clause (iii) above)) (a “Material Adverse Effect”); (b) there has been no dividend or distribution of any kind declared, paid or made by Issuer on any class of its capital shares (other than a pro rata distribution to existing holders of shares of Class A Common Stock of rights to purchase additional shares, where each right entitles the holder thereof to purchase no more than one (1) additional share of Class A Common Stock); (c) there has not been an announcement by Issuer of an allegation made by a Governmental Body of fraud or malfeasance on the part of an Executive Officer of Issuer, without regard to its impact on the results of operations, business, properties or assets of Issuer and its Subsidiaries; and (d) there has not been an announcement by Issuer of a breach of a covenant in any indebtedness of Issuer, or an announcement of the receipt by Issuer of a notice of default issued by any lender of such indebtedness that (i) could reasonably be expected to have a Material Adverse Effect and (ii) has not been cured or waived at or prior to the Closing Date (any such Material Adverse Effect, declaration, payment or making of a dividend or distribution, or announcement contemplated by clauses (a) through (d), a “Material Adverse Change”).

2.4Financial Statements.

The consolidated financial statements and supporting schedules of Issuer included in the SEC Reports (in each case, other than any pro forma financial information and projections) present fairly, in all material respects, the financial position of Issuer and its consolidated Subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the SEC Reports, said financial statements have been prepared in conformity with GAAP applied on a consistent basis; and the supporting schedules, if any, included in the SEC Reports present fairly in all material respects the information required to be stated therein. The statements of certain revenues and expenses of the properties acquired or proposed to be acquired, if any, included in the SEC Reports present fairly in all material respects the information set forth therein and have been prepared, in all material respects, in accordance with the applicable financial statement requirements of Regulation S-X under the Exchange Act with respect to real estate operations acquired or to be acquired, to the extent required under applicable Commission rules and regulations. The pro forma financial statements and the other pro forma financial information (including the notes thereto), included in the SEC Reports present fairly, in all material respects, the information set forth therein, have been prepared, in all material respects, in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein and the assumptions used in the preparation of such pro forma financial statements and other pro forma financial information (including the notes thereto), if any, are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. All disclosures contained in the SEC Reports regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. All material agreements to which Issuer or any of its Subsidiaries is a party or to which the property or assets of Issuer or any of its Subsidiaries are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the Commission.

2.5Independent Accountants.

MaloneBailey, LLP, which has expressed its opinion on the audited financial statements and related schedules included in the SEC Reports, is an independent registered public accounting firm within the meaning of the Securities Act.

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2.6Good Standing of Issuer.

Issuer has been duly organized and is validly existing and in good standing as a corporation under the Laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the SEC Reports; and Issuer is duly qualified to do business and is in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to qualify and be in good standing could not reasonably be expected to have or result in a Material Adverse Effect.

2.7Subsidiaries.

Each Subsidiary listed on Schedule 2.7 (“Significant Subsidiary”) has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the Laws of the jurisdiction of its incorporation or formation; has corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation or limited liability company to transact business; and is in good standing in each jurisdiction in which such qualification is required, except where the failure to qualify and be in good standing could not reasonably be expected to have or result in a Material Adverse Effect.

2.8Capitalization.

(a)On the date hereof, the authorized capital stock of Issuer consists of (i) 500,000,000 shares of common stock, par value $0.0001 per share, consisting of (A) 400,000,000 shares of Class A Common Stock, of which 15,400,548 shares are issued and outstanding and 3,993,899 shares are reserved for issuance pursuant to outstanding warrants and convertible securities (including 2,733,394 shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”) issued and outstanding), and (B) 100,000,000 shares of Class B Common Stock, of which 2,733,394 shares are issued and outstanding; and (ii) 20,000,000 shares of Preferred Stock, par value $0.0001 per share, none of which are issued and outstanding.

(b)All of the issued and outstanding shares of capital stock of each class of Issuer on the date hereof have been duly authorized and validly issued and are fully paid and non-assessable. On the date hereof, except as disclosed in the SEC Reports and other than shares of Class A Common Stock reserved for issuance under Issuer’s equity compensation plans or arrangements for officers, directors and other Employees and outstanding convertible securities and warrants, no shares of the capital stock of Issuer are reserved for issuance. On the date hereof, except as disclosed in the SEC Reports and other than the Shares, the Convertible Note, the Conversion Shares, the Warrants, the Warrant Shares, the shares of Class A Common Stock to be issued pursuant to the Other Subscription Agreements, and shares of Class A Common Stock to be issued under Issuer’s equity compensation plans or arrangements for officers, directors and other Employees, or outstanding convertible securities and warrants, Issuer has no obligation to issue any additional shares of its capital stock, or securities convertible into or exchangeable for shares of its capital stock. None of the shares of capital stock of Issuer outstanding on the date hereof has been issued in violation of any preemptive rights of the current or past shareholders of Issuer. On the date hereof, except as disclosed in the SEC Reports and other than as set forth above, no rights relating to the purchase of capital stock of any class or series of Issuer are issued or outstanding nor are there any agreements, written or oral, providing for the issuance of any rights relating to the capital stock of any class or series of Issuer.

(c)All of the issued and outstanding capital stock or membership interests of Issuer’s Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by Issuer, free and clear of any Liens, except as set forth in the SEC Reports and except for such Liens that could not reasonably be expected to have or result in a Material Adverse Effect.

2.9Shares.

The Shares have been duly authorized for issuance and sale pursuant to this Agreement, subject to the effectiveness of the Stockholder Consent. When issued and delivered pursuant to this Agreement against payment of the consideration therefor specified herein, the Shares will be validly issued, fully paid and non-assessable and will be issued in compliance with federal and state securities Laws. None of the Shares will be issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of Issuer.

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2.10Litigation.

There is no Litigation before or by any court or other Governmental Body currently pending, or, to the knowledge of Issuer, threatened against or adversely affecting Issuer or its Subsidiaries, their business or any of their respective assets or properties, at law or in equity, which is required to be disclosed in the SEC Reports (other than as disclosed therein), and which could reasonably be expected to have or result in a Material Adverse Effect or would materially and adversely affect the consummation of this Agreement or the transactions contemplated herein.

2.11No Conflicts.

Neither Issuer nor any of its Subsidiaries is in violation of its respective certificate or articles of incorporation or similar organizational document, or its bylaws or similar operating document, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its respective properties may be bound, where such defaults could reasonably be expected to have or result in a Material Adverse Effect; and the execution and delivery of this Agreement, the Ancillary Agreement and the Other Agreements have been authorized by all necessary corporate action of Issuer, and following the effectiveness of the Stockholder Consent, the consummation of the issuance and sale of the Shares contemplated hereby, and the issuance and sale of the Convertible Note, the Conversion Shares, the Warrants, the Warrant Shares, and the shares of Class A Common Stock contemplated by the Other Subscription Agreements, will have been duly authorized by all necessary corporate action of Issuer. Compliance by Issuer with its obligations hereunder and under the Ancillary Agreement and the Other Agreements will not conflict with or constitute a breach of, or default under (or constitute a default which with the passage of time or giving of notice, or both, would constitute an event of a default), or result in the creation or imposition of any Lien (other than Liens created by the Ancillary Agreement) upon any properties or assets of Issuer or its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which Issuer or any of its Subsidiaries is a party or by which it may be bound or to which any of the properties or assets of Issuer or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of their respective certificates of incorporation or similar organizational documents, or their respective bylaws or similar operating documents, as the case may be, or, to the knowledge of Issuer, any Law or Order. No Consent or Order of any court or Governmental Body is required for the consummation by Issuer of the issuance and sale of the securities contemplated by this Agreement and the Other Subscription Agreements, except (i) such as has been or will be obtained or as may be required under the Securities Act, the Exchange Act and state securities Laws in connection with the transactions contemplated hereby and (ii) any Consent or Order, the failure of which to be obtained would not, individually or in the aggregate, reasonably be expected to be material to Issuer and its Subsidiaries, taken as a whole, or prevent, or materially and adversely affect, the consummation of this Agreement or the transactions contemplated herein.

2.12Compliance with Laws; Permits and Orders.

Neither Issuer nor any of its Subsidiaries is engaged in any activity or has omitted to take any action that is or creates a violation of any Law applicable to Issuer or such Subsidiary, except where such violation could not reasonably be expected to have or result in a Material Adverse Effect. Neither Issuer nor any of its Subsidiaries is subject to any Order which has had or could reasonably be expected to have or result in a Material Adverse Effect. Except as disclosed in the SEC Reports, Issuer and its Subsidiaries possess all Permits necessary for the lawful operation of their business as presently conducted and are in compliance with all such Permits and all applicable Laws and Orders where a failure to have such Permits or to so comply could reasonably be expected to have or result in a Material Adverse Effect. Except as disclosed in the SEC Reports, neither Issuer nor any of its Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have or result in a Material Adverse Effect. To the knowledge of Issuer, no officer, director or Employee of Issuer or any of its Subsidiaries is subject to any Order that prohibits such officer, director or Employee from engaging in or continuing any conduct, activity, or practice relating to Issuer, its Subsidiaries or their respective businesses except where such prohibition could not reasonably be expected to have or result in a Material Adverse Effect. To the knowledge of Issuer, neither Issuer nor any of its Subsidiaries has at any time during the last five years (a) made any unlawful contribution to any political candidate, or failed to disclose fully any contribution in violation of Law or (b) made any payment to any federal, state or local governmental, regulatory or administrative officer or official, or other Person charged with similar public or quasi-public duties, other than payments required or permitted by the Laws of the United States or any jurisdiction thereof. Except as disclosed in the SEC Reports, neither Issuer nor any of its Subsidiaries has received at any time any written notice or other written communication from any Governmental Body or any other Person regarding (a) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law or (b) any actual, alleged, possible, or potential obligation on the part of Issuer or any of its Subsidiaries to undertake, or to bear all or any portion of any Liability related to, any non-environmental remedial action of any nature, where such violation or obligation could reasonably be expected to have or result in a Material Adverse Effect.

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2.13Authorization.

Issuer’s Board of Directors has approved this Agreement, the Ancillary Agreement and the Other Agreements and the transactions contemplated hereby and thereby. Issuer has the full right, power and authority to execute and deliver this Agreement, the Ancillary Agreement and the Other Agreements and, upon effectiveness of the Stockholder Consent, to perform its obligations under this Agreement, the Ancillary Agreement and the Other Agreements, including the issuance and sale of the Shares pursuant to this Agreement. Other than the Stockholder Consent, no approval of Issuer’s stockholders is required to consummate the transactions contemplated by this Agreement and the Ancillary Agreement and the Other Agreements. This Agreement and the Other Subscription Agreements represent, and when executed and delivered by the parties thereto at the Closing, the Ancillary Agreement and the Other Agreements will represent, valid and binding obligations of Issuer, enforceable against Issuer in accordance with their terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally, by the exercise of judicial discretion in accordance with equitable principles and by public policy to the extent that any provision relates to indemnification, contribution or exculpation.

2.14Investment Company Act.

Neither Issuer nor any of its Subsidiaries is, or will be immediately after the consummation of the issuance and sale of the Shares contemplated by this Agreement, or the issuance and sale of the Convertible Note, the Warrants, and the shares of Class A Common Stock contemplated by the Other Subscription Agreements, required to be registered as an investment company under the Investment Company Act of 1940, as amended.

2.15Registration Rights.

There are no Persons with registration or other similar rights to have any equity or debt securities of Issuer or any affiliate (as defined in Rule 501(b) of Regulation D) registered for sale under a registration statement, except for rights contained in the Investor Rights Agreement and the Investor Rights Agreement, to be dated on or about the Closing Date, between Issuer and MIG and its permitted assigns (the “Other Investor Rights Agreement”) and with the registration and other rights set forth in, and granted to investors in connection with the Other Subscription Agreements.

2.16No Stabilization or Manipulation.

None of Issuer or any of its Subsidiaries or, to Issuer’s knowledge, any of the officers and directors thereof acting on Issuer’s or such Subsidiaries’ behalf has taken, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Class A Common Stock.

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2.17Property.

Except as described in the SEC Reports (a) Issuer or its Subsidiaries have good and marketable title or leasehold interest, as the case may be, to the Properties described in the SEC Reports as being owned by Issuer or its Subsidiaries, in each case free and clear of all Liens and defects (collectively, “Defects”), except where such Defects, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect, (b) none of Issuer, its Subsidiaries or, to the knowledge of Issuer, any lessee of any of the Properties is in default under any of the leases governing the Properties, except such defaults that could not reasonably be expected to have or result in a Material Adverse Effect, and Issuer does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that could not reasonably be expected to have or result in a Material Adverse Effect, (c) neither Issuer nor any Subsidiary has received written notice of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that would in any manner affect the size of, use of, improvements on, construction or access to the Properties, except such proceedings, changes, or actions that could not reasonably be expected to have or result in a Material Adverse Effect, (d) Issuer or its Subsidiaries each own or lease or otherwise possess the rights to use all material real or personal property necessary for use in the conduct of its business, and (e) Issuer and its Subsidiaries have good and valid title to all other owned real or personal property and valid leasehold interests in all other leased real or personal property, in each case free and clear of all Defects except for such Defects that could not reasonably be expected to have or result in a Material Adverse Effect.

2.18Title Insurance.

Except as described in the SEC Reports, Issuer or its Subsidiaries have title insurance on each of the Properties: (a) insuring that Issuer or the applicable Subsidiary has good and marketable title (or leasehold interest) to the applicable Property, free and clear of all Defects other than such Defects as could not reasonably be expected to have or result in a Material Adverse Effect, and (b) in an amount as is commercially reasonable for such Property and consistent with the types and amounts of insurance typically maintained by owners and operators of similar properties except, in each case, where the failure to have such title insurance could not reasonably be expected to have or result in a Material Adverse Effect in the event of any loss or title defect that would otherwise be insured against by such title insurance.

2.19Environmental Laws.

Except as disclosed in the SEC Reports, (a) with respect to the Properties there (i) is no presence of any Hazardous Materials in violation of or in a manner that would give rise to Liability under Environmental Laws, and (ii) are no spills, releases, emissions, discharges or disposals of Hazardous Materials in violation of or in a manner that would give rise to Liability under Environmental Laws or any contract that have occurred or are presently occurring, which presence or occurrence in (i) or (ii) above could reasonably be expected to have or result in a Material Adverse Effect; (b) Issuer and each of its Subsidiaries have not (i) failed to comply with applicable Environmental Laws except where such failure could not reasonably be expected to have or result in a Material Adverse Effect, (ii) received any written notice of a claim or Liability pursuant to any Environmental Law or pertaining to Hazardous Materials that could reasonably be expected to have or result in a Material Adverse Effect, (iii) received any written notice of any Governmental Body claiming any violation of or Liability relating to any Environmental Law that could reasonably be expected to have or result in a Material Adverse Effect, (iv) received any written notice of the inclusion or proposed inclusion of any Property on the National Priorities List issued pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601 et seq., by the EPA, on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, or on any similar list published by any Governmental Body of contaminated sites potentially requiring removal, remediation, or response action pursuant to any other Environmental Law, except where such inclusion could not reasonably be expected to have or result in a Material Adverse Effect, or (v) otherwise become subject to any Liability relating to any Environmental Law or Hazardous Material, except as could not reasonably be expected to have or result in a Material Adverse Effect; (c) Issuer and each of its Subsidiaries have received and are and have been in compliance with all Environmental Permits in connection with Issuer’s and each of its Subsidiaries’ operation and use of the Properties, except where such noncompliance could not reasonably be expected to have or result in a Material Adverse Effect, and (d) neither Issuer nor any of its Subsidiaries has assumed, undertaken, agreed to provide indemnification for or otherwise become subject to any Liability of any other Person relating to or arising from any Environmental Law or any Hazardous Material, except as could not reasonably be expected to have or result in a Material Adverse Effect.

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2.20Internal Accounting and Other Controls.

Issuer and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization and (d) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Issuer has no material weaknesses in its internal control over financial reporting and, except as described in the SEC Reports, since the end of Issuer’s most recent audited fiscal year, there has been no change in Issuer’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Issuer’s internal control over financial reporting.

2.21Disclosure Controls.

Issuer has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) in accordance with the rules and regulations under the Sarbanes-Oxley Act of 2002, the Securities Act and the Exchange Act.

2.22Insolvency; Financial Covenants.

(a)After giving effect to the issuance and sale of the Shares contemplated by this Agreement and the issuance and sale of the Convertible Note and the shares of Class A Common Stock contemplated by the Other Subscription Agreements and the application of the proceeds thereof to redeem Issuer’s outstanding 8.50% Senior Notes due 2026 (the “2026 Notes”), neither Issuer nor any of its Subsidiaries will: (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liabilities on its existing debts as they mature); (ii) have unreasonably small capital with which to engage in its business; or (iii) have incurred debts beyond its ability to pay as they become due.

(b)As of the date of this Agreement, Issuer has no knowledge of any facts or circumstances that would reasonably be expected to cause MaloneBailey, LLP to issue an opinion with respect to Issuer’s financial statements as of and for the year ending December 31, 2026 that contains a “going concern” determination, after giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements (including the redemption of the 2026 Notes); provided that no representation is made as to what conclusions MaloneBailey, LLP will ultimately reach or as to the future financial performance of Issuer.

(c)After giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements, neither Issuer nor any of its Subsidiaries is or will be in breach of any financial covenant contained in any indebtedness that could reasonably be expected to have or result in a Material Adverse Effect; nor does Issuer have knowledge of any existing condition, including the transactions contemplated by this Agreement, that will, with the passage of time, result in a default under any indebtedness in an amount exceeding $2,000,000.

2.23Absence of Labor Dispute.

Except as disclosed in the SEC Reports, and except for matters which would not, individually or in the aggregate, have a Material Adverse Effect: (a) neither Issuer nor any of its Subsidiaries is engaged in any unfair labor practice; (b) there is (i) no unfair labor practice complaint pending or, to the best knowledge of Issuer, threatened against Issuer or any of its Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (ii) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of Issuer, threatened against Issuer or any of its Subsidiaries, and (iii) no union representation dispute currently existing concerning the employees of Issuer or any of its Subsidiaries; and (c) to the best knowledge of Issuer, (i) no union organizing activities are currently taking place concerning the employees of Issuer or any of its Subsidiaries and (ii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the employees of Issuer or any of its Subsidiaries.

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2.24Use of Proceeds.

Issuer shall use the proceeds received from the issuance and sale of the Shares contemplated hereby, together with the proceeds received from the issuance and sale of the Convertible Note and the shares of Class A Common Stock contemplated by the Other Subscription Agreements, for the purpose of redeeming the 2026 Notes. Any proceeds that remain following such repayment shall be used for general corporate purposes, including to fund the predevelopment of Issuer’s operations located in Dresden, New York, and Columbus, Mississippi.

2.25No Finder’s Fees.

Issuer has not incurred (directly or indirectly) nor shall it incur, directly or indirectly, any Liability for any broker’s, finder’s, financial advisor’s or other similar fee, charge or commission in connection with this Agreement, the Other Subscription Agreements or the transactions contemplated hereby or thereby.

2.26Insurance.

Except as disclosed in the SEC Reports, Issuer and its Subsidiaries, their assets and properties and their Employees are insured under various policies of general liability and other forms of insurance, which policies are of the type and in the amounts customary and adequate for their business.

2.27Absence of Undisclosed Liabilities.

Except as (a) reflected or reserved against in the most recent consolidated balance sheet of Issuer included in the SEC Reports, (b) disclosed in the SEC Reports, or (c) incurred in the ordinary course of business since the date of the most recent balance sheet included in the SEC Reports not exceeding $1,250,000 in the aggregate, neither Issuer nor any of its Subsidiaries has any material Undisclosed Liabilities.

2.28Taxes.

(a)Except as described in the SEC Reports, all Tax Returns required to be filed by or on behalf of Issuer or any Subsidiary have been duly and timely filed with the appropriate Taxing Authority in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns are true, complete, and correct in all respects, except, other than with respect to federal income Tax Returns of Issuer, where such failure to file or failure to be true, complete, and correct could not reasonably be expected to have or result in a Material Adverse Effect. All Taxes payable by or on behalf of Issuer or any Subsidiary have been fully and timely paid (whether or not shown on any Tax Return), except where such failure to fully and/or timely pay could not reasonably be expected to have or result in a Material Adverse Effect. With respect to any period for which Tax Returns of or relating to Issuer or any of its Subsidiaries have not yet been filed or for which Taxes are not yet due or owing, Issuer has made due and sufficient accruals for such material Taxes on the face of the most recent balance sheet included in the financial statements of Issuer and on its Books and Records. All required estimated Tax payments sufficient to avoid any underpayment penalties have been made by or on behalf of Issuer and each Subsidiary, except where such failure to make such payments could not reasonably be expected to have or result in a Material Adverse Effect. There are no Liens as a result of any unpaid Taxes upon any of the assets of Issuer or any of its Subsidiaries, except for such Liens as could not reasonably be expected to have or result in a Material Adverse Effect. Except as described in the SEC Reports, neither Issuer nor any of its Subsidiaries is the subject of any audit, examination or other proceeding in respect of Taxes, and neither Issuer nor any of its Subsidiaries has received written notice that it is the subject of any audit, examination or other proceeding in respect of Taxes by any Taxing Authority. Except as described in the SEC Reports, no deficiencies for any Taxes have been proposed, asserted or assessed against Issuer or any of its Subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending, except where such deficiencies could not reasonably be expected to have or result in a Material Adverse Effect.

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(b)Each of Issuer and its Subsidiaries has complied in all respects with all applicable Laws relating to the payment and withholding of Taxes and has duly and timely withheld and paid over to the appropriate Taxing Authority all amounts required to be so withheld and paid under all applicable Laws, except where such failure to comply, withhold or pay could not reasonably be expected to have or result in a Material Adverse Effect.

No Registration.

(a)Assuming the accuracy of the representations and warranties of Purchaser contained in ARTICLE 3 hereof and Purchaser’s compliance with its agreements set forth herein, it is not necessary in connection with the offer, issuance, sale and delivery of the Shares in the manner contemplated by this Agreement to register the offer or sale of any of the Shares under the Securities Act.

(b)Assuming the accuracy of the representations and warranties of the other investors party to the Other Subscription Agreements and their compliance with their respective agreements set forth therein, it is not necessary in connection with the offer, issuance, sale and delivery of the shares of Class A Common Stock in the manner contemplated by the Other Subscription Agreements to register the offer or sale of any of such shares of Class A Common Stock under the Securities Act.

2.30Certain Information.

All written information provided by Issuer to Purchaser specifically in connection with the transactions contemplated by this Agreement that is not already included or incorporated by reference in the SEC Reports is, to the knowledge of Issuer, true and correct in all material respects as of the date provided; provided that (i) no representation or warranty is made with respect to any forward-looking statements, projections, estimates, budgets or other forward-looking information included in any such written information, and (ii) information included or incorporated by reference in the SEC Reports is governed exclusively by the representations and warranties set forth in Section 2.2. All Class A Common Stock being sold under the Other Subscription Agreements is being sold at the Per Share Purchase Price.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Issuer, as of the date hereof and as of the Closing Date, as follows:

3.1Authority.

Purchaser has full right, power and authority to execute and deliver this Agreement and the Ancillary Agreement, to the extent it is a party thereto, and to perform its obligations under this Agreement and the Ancillary Agreement, to the extent it is a party thereto. This Agreement is a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally, and by the exercise of judicial discretion in accordance with equitable principles. No Consent of any third party, or Consent or Order of any court or Governmental Body is required for the consummation by Purchaser of the purchase of the securities contemplated by this Agreement.

3.2Brokers and Finders.

Purchaser has not incurred any Liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the transactions contemplated by this Agreement, and Issuer will not incur any Liability for any such fees or commissions as a result of any activities or agreements by Purchaser in connection with the transactions contemplated by this Agreement.

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3.3Securities Act.

Purchaser is acquiring the Shares for its own account, for investment purposes and not with a view towards their distribution within the meaning of Section 2(a)(11) of the Securities Act in any manner that would be in violation of the Securities Act.

3.4[Intentionally Omitted].

3.5Availability of Funds.

Purchaser has available cash in an amount sufficient for Purchaser to pay the aggregate Purchase Price for the Shares and all fees, expenses and other amounts contemplated to be paid by Purchaser in connection with the transactions contemplated by this Agreement.

3.6Securities Offering Exemption

(a)Purchaser is an “accredited investor” as defined in Rule 501(a)(3) under the Securities Act.

(b)Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Issuer is relying in part upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Shares without registration under the Securities Act.

(c)Purchaser understands that its investment in the Shares involves risk. Purchaser (a) is able to fully bear the economic risk of an investment in the Shares, (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Shares and (c) has had an opportunity to ask questions of and receive answers from the officers of Issuer concerning the financial condition and business of Issuer and other matters related to an investment in the Shares. Neither such inquiries nor any other due diligence investigations conducted by Purchaser or its representatives shall modify, amend or affect Purchaser’s right to rely on Issuer’s representations and warranties contained in ARTICLE 2 above. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(d)Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)Purchaser hereby represents that neither Purchaser nor any of its Rule 506(d) Related Parties (as defined below) is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

3.7No Conflicts.

Neither the execution and delivery of this Agreement or any Ancillary Agreement by Purchaser, nor the performance by Purchaser of its obligations hereunder or thereunder, nor the consummation by Purchaser of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of Purchaser’s certificate of incorporation, certificate of formation, limited liability company agreement, partnership agreement, bylaws or other organizational documents, as applicable, (b) result in a violation of any applicable Law or Order, or (c) conflict with or violate any contract, agreement or instrument to which Purchaser is a party or by which Purchaser or any of its properties or assets is bound, except, with respect to clauses (b) and (c), for any violation or conflict which could not reasonably be expected to materially delay or hinder the ability of Purchaser to perform its obligations under this Agreement.

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3.8Legends.

(a)Purchaser understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities Laws, any certificates or other instruments representing the Shares shall bear customary legends referencing such restrictions on transferability.

(b)Notwithstanding the provisions in Section 3.8(a), and subject to the provision of representation letters from Purchaser and its representatives as Issuer may reasonably require, certificates or instruments representing the Shares shall not contain any legend, (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). Purchaser agrees that the removal of the restrictive legend from certificates or instruments representing such security as set forth in this Section 3.8(b) is predicated upon Issuer’s reliance that Purchaser will sell any such security pursuant to either the registration requirements of the Securities Act or an exemption therefrom.

ARTICLE 4 Conditions to Closing

4.1Conditions to Purchaser’s Obligations.

The obligations of Purchaser to consummate the transactions contemplated hereby to be consummated at the Closing are subject to the satisfaction or written waiver (to the extent any such waiver is permitted by applicable Law) by Purchaser, on or prior to the Closing Date, of each of the following conditions precedent:

(a)The representations and warranties of Issuer contained in ARTICLE 2 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for (i) representations and warranties that speak as of a specific date (other than the Fundamental Representations), which shall be true and correct in all material respects as of such specific date, and (ii) the representations and warranties set forth in Section 2.6 (Good Standing of Issuer), Section 2.8 (Capitalization), Section 2.9 (Shares), Section 2.11 (No Conflicts), Section 2.13 (Authorization), Section 2.22(b) (Insolvency; Financial Covenants) and Section 2.29 (No Registration) (the “Fundamental Representations”), which shall be true and correct in all respects as of the date when made and, except that with respect to Section 2.8 (which speaks only as of the date hereof and shall not be required to be true and correct as of the Closing Date), as of the Closing Date); provided that, for purposes of this Section 4.1(a) (other than with respect to the Fundamental Representations), inaccuracies in representations and warranties shall be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do not constitute, and would not reasonably be expected to result in, a Material Adverse Effect.

(b)Issuer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c)Issuer shall have delivered to Purchaser evidence of issuance of the Shares, as contemplated by Section 1.4, on the Closing Date.

(d)Issuer shall have taken all steps necessary for the listing of the Shares on Nasdaq or such other national exchange on which the Class A Common Stock is listed; and the Shares shall have been approved for listing, on Nasdaq or such other national exchange on which the Class A Common Stock is listed, subject to official notice of issuance.

(e)Issuer shall have delivered to Purchaser copies of all authorizations, Orders or Consents of any Governmental Body and any other Third Party required to consummate the issuance and sale of the Shares to Purchaser and the issuance and sale of the Convertible Note, the Conversion Shares, the Warrants, the Warrant Shares, and the shares of Class A Common Stock contemplated by the Other Subscription Agreements.

(f)Issuer shall have delivered to Purchaser a certificate of the Secretary or Assistant Secretary of Issuer containing a true and correct copy of the resolutions duly adopted by Issuer’s Board of Directors, approving and authorizing this Agreement, the Ancillary Agreement and the Other Agreements, which certificate also certifies that such resolutions have not been rescinded, revoked, modified, or otherwise affected and remain in full force and effect.

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(g)Issuer shall have delivered to Purchaser a certificate of incumbency of Issuer executed by the Secretary or Assistant Secretary of Issuer listing the officers of Issuer authorized to execute this Agreement and the Ancillary Agreement, which certificate also certifies as to the authority of each such officer to execute the agreements, documents, and instruments on behalf of Issuer in connection with the consummation of the transactions contemplated hereby and thereby.

(h)Issuer shall have delivered to Purchaser (i) a copy of the Certificate of Incorporation of Issuer, certified as of a recent date by the Secretary of State of the State of Delaware, and a copy of the bylaws of Issuer, certified as of the date thereof by the Secretary or Assistant Secretary of Issuer; (ii) copies of the certificate of incorporation or similar organizational document, as amended, of each Significant Subsidiary, certified as of a recent date by the Secretary of State of the state under the Laws of which the Significant Subsidiary is incorporated or organized, and copies of the bylaws or similar operating document of each Significant Subsidiary, as amended, certified as of the date thereof by the Secretary or Assistant Secretary of the Significant Subsidiary; and (iii) certificates of status, good standing or existence with respect to Issuer and each Significant Subsidiary from the Secretary of State of the state under the Laws of which Issuer or such Significant Subsidiary is incorporated or organized, as applicable, and of each other state in which Issuer is qualified or registered to do business, dated as of a recent date.

(i)Issuer shall have delivered to Purchaser the opinions of Raines Feldman Littrell LLP, Olshan Frome Wolosky LLP, and such other counsel, each as counsel to Issuer, relating to the matters set forth on Schedule 4.1(i), in each case in form and substance reasonably satisfactory to Purchaser.

(j)Issuer shall have duly executed and delivered to Purchaser the Investor Rights Agreement, dated as of the Closing Date, in the form attached hereto as Exhibit A (the “Investor Rights Agreement”), duly executed by Issuer.

(k)Issuer shall have delivered to Purchaser a copy of each Other Subscription Agreement, in form and substance reasonably acceptable to Purchaser, duly executed by Issuer and the applicable Third Parties party thereto, and the sales of the shares of Class A Common Stock thereunder (which shall result in net proceeds in an amount that, when taken together with the net proceeds of the sale of the Shares and the Convertible Note pursuant to this Agreement and other available cash on hand, is at least equal to the sum of $10,000,000 plus the principal amount of 2026 Notes then outstanding), and the other transactions contemplated by the Other Subscription Agreements shall have been consummated in accordance with the terms of the Other Subscription Agreements no later than concurrently with the Closing hereunder.

(l)There shall be no Order of any Governmental Body in effect as of the Closing that restrains, prohibits or makes illegal the consummation of the transactions contemplated by this Agreement, the Ancillary Agreement and the Other Agreements.

(m)Since the date of this Agreement, and after giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements, there shall not have occurred any Material Adverse Change that is continuing as of the Closing Date.

(n)The Issuer shall have received gross proceed of no less than $30,000,000 from the closing of the transactions contemplated by this Agreement and the Other Subscription Agreements.

4.2Conditions to Issuer’s Obligations.

The obligations of Issuer to consummate the transactions contemplated hereby to be consummated at the Closing are subject to the satisfaction or written waiver (to the extent any such waiver is permitted by applicable Law) by Issuer, on or prior to the Closing Date, of each of the following conditions precedent:

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(a)The representations and warranties of Purchaser contained in ARTICLE 3 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date).

(b)Purchaser shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c)Purchaser shall have delivered to Issuer the Purchase Price as contemplated by Section 1.3 on the Closing Date.

(d)Purchaser shall have delivered to Issuer a copy of the Investor Rights Agreement, duly executed by Purchaser.

(e)There shall be no Order of any Governmental Body in effect as of the Closing that restrains, prohibits or makes illegal the consummation of the transactions contemplated by this Agreement, the Ancillary Agreement and the Other Agreements.

(f)Purchase shall have delivered to Issuer a copy of the document set forth on Schedule 4.2(f), to the extent applicable.

ARTICLE 5 Additional Covenants

5.1Confidentiality.

Purchaser will, and will direct its Affiliates and its and their respective representatives to, keep confidential any Information concerning Issuer, its Subsidiaries or its Affiliates that may be furnished to Purchaser, its Affiliates or their respective representatives by or on behalf of Issuer or any of its representatives pursuant to this Agreement, provided that the Information may be disclosed (a) to Purchaser’s Affiliates, its and their, direct and indirect equityholders, limited partners or members and its and their respective representatives on a need-to-know basis (including in connection with investor reporting activities) (provided that Purchaser’s Affiliates and the respective representatives agree to maintain the confidentiality of such Information and Purchaser will remain liable for any damages arising out of a failure by Purchaser’s Affiliates and the respective representatives to keep such Information confidential in accordance with the provisions hereof unless such Affiliate or representative has entered into a confidentiality agreement enforceable by Issuer), and (b) in the event that Purchaser, any of its Affiliates or any of its or their respective representatives are requested or required by applicable Law, regulation, judgment, stock exchange rule or other applicable judicial or governmental process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Information, in each of which instances Purchaser, its Affiliates and its and their respective representatives, as the case may be, shall, to the extent legally permitted, provide notice to Issuer sufficiently in advance of any such disclosure so that Issuer will have a reasonable opportunity to timely seek to limit, condition or quash such disclosure. Purchaser acknowledges that it is aware, and that it has advised and will advise its Affiliates and its and their respective representatives who receive the Information, that applicable securities laws prohibit any Person who has received material non-public information concerning Issuer from purchasing or selling securities of Issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities, and Purchaser agrees to comply, and to cause its Affiliates and its and their respective representatives to comply, with all applicable federal and state securities laws with respect to the Information.

5.2Public Announcements.

Issuer and Purchaser shall each use commercially reasonable efforts to consult with the other Party before issuing any press releases or otherwise making any public statements or filings with any Governmental Body with respect to this Agreement or the transactions contemplated hereby, and shall consider in good faith any reasonable objections raised by the other Party thereto; provided that neither Party shall be required to delay or refrain from making any such statement or filing if the other Party has not provided its comments within two (2) Business Days after being provided a draft thereof for review. In addition, Issuer shall use commercially reasonable efforts to consult with Purchaser prior to making any disclosure specifically describing the material terms of this Agreement in (a) a Current Report on Form 8-K filed to announce the entry into this Agreement or (b) scripted conference calls or analyst meetings where discussion of this Agreement or the transactions contemplated hereby occurs.

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5.3Approvals.

Pursuant to the written consent, dated the date hereof, of the holders of a majority of the voting power of Issuer, Issuer has obtained all requisite Consents of its stockholders for the issuance of the Shares, the Conversion Shares, the Warrant Shares, and the shares of Class A Common Stock to be issued pursuant to the Other Subscription Agreements (the “Stockholder Consent”). Promptly following the date of this Agreement, Issuer shall prepare and deliver to holders of its capital stock an Information Statement on Schedule 14C and such other information as may be necessary or appropriate regarding the Stockholder Consent pursuant to the Certificate of Incorporation, Issuer’s bylaws, Delaware law and the Exchange Act such that such Stockholder Consent shall be effective on the Closing Date.

5.4[Intentionally Omitted].

5.5Operation of Business.

Except as required by applicable Law, as expressly contemplated by this Agreement, or as constitutes a Permitted Action (as defined below), during the period from the date of this Agreement until the Closing Date (or such earlier date on which this Agreement may be terminated pursuant to Section 6.1), Issuer shall, and shall cause its Subsidiaries (including any guarantors or grantors to be party to the Ancillary Agreement) to, operate their respective businesses in the ordinary course. Notwithstanding the foregoing, the following actions shall constitute “Permitted Actions” and shall not be deemed a breach of this Section 5.5: (a) the redemption of the 2026 Notes in accordance with Section 2.24; (b) the preparation and filing of the Schedule 14C Information Statement and any amendments thereto in connection with the Stockholder Consent; (c) the predevelopment of Issuer’s operations in Dresden, New York and Columbus, Mississippi in the ordinary course and consistent in scope with past practice and Issuer’s disclosed business plans; (d) actions required by applicable Law or the rules and regulations of the Commission or Nasdaq; (e) actions taken in good faith in response to any emergency or force majeure event affecting Issuer’s operations or properties; (f) actions required or expressly permitted by this Agreement, the Ancillary Agreement or the Other Agreements; (g) actions taken in connection with obtaining the regulatory approvals under the Other Subscription Agreements; and (h) the actions listed on Schedule 5.5(h).

ARTICLE 6 Termination

6.1Termination.

This Agreement may be terminated at any time prior to the Closing:

(a)by the mutual written consent of Issuer and Purchaser;

(b)by Purchaser (so long as Purchaser is not then in material breach of any representation, warranty, covenant or agreement contained in this Agreement), if there has been a violation, breach or failure to perform by Issuer of any representation, warranty, covenant or agreement contained in this Agreement which violation, breach or failure to perform by Issuer would cause any condition set forth in Section 4.1 not to be satisfied and such (i) condition set forth in Section 4.1 is incapable of being satisfied by the Outside Date or (ii) violation, breach or failure to perform has not been cured on or prior to the earlier of (A) the date that is thirty (30) days from the date that Issuer was notified by Purchaser in writing of such violation, breach or failure to perform or (B) the day prior to the Outside Date;

(c)by Issuer (so long as Issuer is not then in material breach of any representation, warranty, covenant or agreement of Issuer contained in this Agreement), if there has been a violation, breach or failure to perform by Purchaser of any covenant, representation, warranty or agreement contained in this Agreement which violation, breach or failure to perform by Purchaser would cause any condition set forth in Section 4.2 not to be satisfied and such (i) condition set forth in Section 4.2 is incapable of being satisfied by the Outside Date or (ii) violation, breach or failure to perform has not been cured on or prior to the earlier of (A) the date that is thirty (30) days from the date that Purchaser was notified by Issuer in writing of such violation, breach or failure to perform or (B) the day prior to the Outside Date; or

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(d)by either Purchaser or Issuer, if the Closing has not been consummated on or before October 10, 2026 (the “Outside Date”); provided, that the right to terminate this Agreement pursuant to this Section 6.1(d) will not be available to any Party whose breach of this Agreement has been the proximate cause of the failure of the Closing to occur by the Outside Date.

6.2Notice of Termination.

If this Agreement is terminated pursuant to Section 6.1, written notice of such termination shall be given by the terminating Party to the other Party (setting forth a reasonably detailed description of the basis on which such party is terminating this Agreement).

6.3Effect of Termination.

In the event of a termination of this Agreement pursuant to Section 6.1 by Purchaser or Issuer, this Agreement will become void and have no effect, without any liability or obligation on the part of Purchaser or Issuer (or any other Person); provided, that, notwithstanding the foregoing, (a) no such termination shall relieve any Party hereto of any liability for common law actual (and not constructive) fraud or willful and material breach by such Party of this Agreement and (b) the provisions of Section 5.1, , this Section 6.3 and ARTICLE 7 will survive any such termination of this Agreement.

ARTICLE 7 GENERAL PROVISIONS

7.1Definitions.

(a)The terms set forth below shall have the meanings ascribed thereto in the referenced sections:

Term	Section
2026 Notes	2.22(a)
Agreement	Initial Paragraph
Atlas	Initial Paragraph
Atlas Entities	Schedule 4.2(f)
Class A Common Stock	Recitals
Class B Common Stock	2.8(a)
Commission	Recitals
Conversion Shares	Recitals
Conversant	Recitals
Convertible Note	Recitals
Closing	1.1
Closing Date	1.1
Defects	2.17
Escrow Agent	1.3
Escrow Agreement	1.3
Investor Rights Agreement	4.1(j)
Issuer	Initial Paragraph
Material Adverse Change	2.3
Material Adverse Effect	2.3
MIG	Recitals
Other Investor Rights Agreement	2.15
Outside Date	6.1(d)
Permitted Actions	5.5
Permitted Exceptions	2.17
Per Share Purchase Price	1.2
Purchase Price	1.2
Purchaser	Initial Paragraph
Rule 506(d) Related Party	3.6(e)
SEC Reports	2.2
Securities Act	Recitals
Shares	Recitals
Significant Subsidiary	2.7
Stockholder Consent	5.3
Warrants	Recitals
Warrant Shares	Recitals

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(b)Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

(i)“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person.

(ii)“Ancillary Agreement” means the Investor Rights Agreement,.

(iii)“Beneficial Owner” shall have the meaning ascribed to it under Rule 13d-3 of the Exchange Act. The terms “Beneficial Ownership,” “Beneficially Own,” and “Beneficially Owned” shall have the correlative meanings.

(iv)“Books and Records” means all existing data, databases, books, records, correspondence, business plans and projections, tenant and vendor lists, files and papers.

(v)“Business Day” means any day on which national banks are open for business in the City of New York.

(vi)“Certificate of Incorporation” means Issuer’s Second Amended and Restated Certificate of Incorporation, as amended effective May 16, 2023.

(vii)“Consent” means any consent, approval, authorization, clearance, exception, waiver or similar affirmation by any Person required pursuant to any contract, Law, Order, Permit or stock exchange rule.

(viii)“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise. “Controls” and “Controlled by” have correlative meanings.

(ix)“Employees” means all employees of Issuer or any Subsidiary of Issuer.

(x)“Environmental Law” means any and all statutes, codes, laws (including common law), ordinances, agency rules, regulations, and reporting or licensing requirements relating to pollution or protection of human health (with respect to exposure to Hazardous Materials) or the environment (including ambient and indoor air, surface water, ground water, land surface or subsurface strata, soil, soil vapor, and natural resources and any other environmental media), or emissions, discharges, spills, releases, or threatened releases of, or the manufacture, processing, distribution, use, treatment, storage, disposal, transport, generation, presence, sale, importation, exportation, labeling, recycling or handling of, or exposure to any Hazardous Material, including, (A) the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§9601 et seq.; (B) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§6901 et seq.; (C) the Emergency Planning and Community Right to Know Act (42 U.S.C. §§11001 et seq.); (D) the Clean Air Act (42 U.S.C. §§ 7401 et seq.); (E) the Clean Water Act (33 U.S.C. §1251 et seq.); (F) the Toxic Substances Control Act (15 U.S.C. §2601 et seq.); (G) the Hazardous Materials Transportation Act (49 U.S.C. §§ 5101 et seq.); (H) the Safe Drinking Water Act (41 U.S.C. §300f et seq.); (I) any state, county, municipal or local Laws similar or analogous to the federal Laws listed in parts (A)-(H) of this subparagraph, (J) any amendments to the Laws listed in parts (A)-(I) of this subparagraph, and (K) any Laws or Orders adopted pursuant to or implementing the Laws listed in parts (A)-(J) of this subparagraph.

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(xi)“Environmental Permits” means Permits, Licenses, approvals, Consents, Orders, and authorizations which are required under Environmental Laws in connection with Issuer’s operations and business or the ownership, use, or lease of Issuer’s assets or properties.

(xii)“EPA” means the United States Environmental Protection Agency.

(xiii)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(xiv)“Executive Officer” means, with respect to Issuer, any “officer” (as such term is defined in Rule 16a-1(f) under the Exchange Act) of Issuer.

(xv)“GAAP” means generally accepted accounting principles as employed in the United States of America, applied consistently with prior periods and with Issuer’s historical practices and methods, provided that standards of materiality applicable to Issuer shall be employed without regard to standards of materiality used by Issuer in prior periods, and provided further, that Issuer’s historical practices and methods shall not be consistently applied to the extent they are not in accordance with GAAP.

(xvi)“Governmental Body” means any government or governmental entity or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

(xvii)“Hazardous Materials” means any substance, material, or waste which is regulated or could give rise to liability under any Environmental Law, including any (A) asbestos or asbestos-containing materials, (B) petroleum or petroleum-containing or petroleum-derived materials, (C) radiation or radioactive materials, (D) harmful biological agents, including mold, (E) polychlorinated biphenyls, (F) per- and polyfluoroalkyl substances, and (G) any material, substance, or waste which is defined as a “hazardous waste,” “hazardous material,” “regulated substance,” “hazardous substance,” “extremely hazardous waste,” “restricted hazardous waste,” “contaminant,” “pollutant,” “toxic waste,” “toxic substance” or similar term under any Environmental Law.

(xviii)“Information” means information or documentation owned by Issuer which information may include, but is not necessarily limited to, financial data, business plans, personnel information (to the extent permitted under applicable Law), drawings, samples, devices, trade secrets, technical information, results of research and other data in either oral or written form; provided, however, that “Information” does not include information which (A) is or becomes generally available to the public other than as a result of a disclosure by Purchaser or its representatives, (B) was lawfully within Purchaser’s possession prior to its being furnished to Purchaser by or on behalf of Issuer, provided further that the source of such information was not known by Purchaser to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to Issuer or any other Person with respect to such information, or (C) is developed by Purchaser after initial disclosure by Issuer.

(xix)“IRS” means the Internal Revenue Service of the United States of America.

(xx)“Law” means any code, directive, law (including common law), ordinance, regulation, reporting or licensing requirement, rule, or statute, including those promulgated, interpreted, or enforced by any Governmental Body.

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(xxi)“Liability” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the Ordinary Course of Business) of any type, secured or unsecured whether accrued, absolute or contingent, direct or indirect, liquidated or unliquidated, matured or unmatured, known or unknown or otherwise.

(xxii)“License” means any license, franchise, notice, permit, easement, right, certificate, authorization, or approval to which any Person is a party or that is or may be binding on any Person or its securities, property or business.

(xxiii)“Lien” means any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, lien, mortgage, pledge, reservation, restriction, right of way, security interest, title retention or other security arrangement, on, or with respect to any property or property interest.

(xxiv)“Litigation” means any suit, action, administrative or other audit (other than regular audits of financial statements by outside auditors), proceeding, arbitration, cause of action, charge, claim, complaint, compliance review, criminal prosecution, grievance inquiry, hearing, inspection, investigation (governmental or otherwise), before any Governmental Body.

(xxv)“Nasdaq” means The Nasdaq Stock Market LLC.

(xxvi)“Order” means any decree, injunction, judgment, order, ruling, writ, quasi-judicial decision or award or administrative decision or award of any federal, state, local, foreign or other court, arbitrator, mediator, tribunal, administrative agency or Governmental Body to which any Person is a party or that is or may be binding on any Person or its securities, assets or business.

(xxvii)“Ordinary Course of Business” means the following: an action taken by a Person shall be deemed to have been taken in the Ordinary Course of Business only if that action: (A) is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person; and (B) does not require authorization by the shareholders of such Person (or by any Person or group of Persons exercising similar authority).

(xxviii)“Other Agreements” means the Other Subscription Agreements and the Other Investor Rights Agreements, the Convertible Note, the Warrants, and each other agreement contemplated by the Other Subscription Agreements.

(xxix)“Party” means any party hereto and “Parties” means all parties hereto.

(xxx)“Permit” means any Governmental Body approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, assets, or business.

(xxxi)“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.

(xxxii)“Properties” means the properties and undeveloped land described in the SEC Reports as being owned by Issuer or its Subsidiaries (including, without limitation, properties and undeveloped land owned through unconsolidated joint ventures).

(xxxiii)“Subsidiary” of a Person means any business entity of which the Person either (A) owns or controls 50% or more of the outstanding equity securities, either directly or indirectly, (provided there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (B) in the case of partnerships, serves as a general partner, (C) in the case of a limited liability company, serves as a managing member, or (D) otherwise has the ability to elect a majority of the directors, trustees, managing members or others thereof.

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(xxxiv)“Tax” means any federal, state, county, local, or foreign tax, charge, fee, levy, impost, duty, or other assessment, including income, gross receipts, excise, employment, sales, use, transfer, recording, License, payroll, franchise, severance, documentary, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duty, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other tax or governmental fee of any kind whatsoever, imposed or required to be withheld by any Governmental Body, including any interest, penalties, and additions imposed thereon or with respect thereto, and including Liability for the taxes of any other Person under Treas. Reg. 1.1502-6 (or any similar provision of state, local, or foreign Law) as a transferee or successor, by contract, or otherwise.

(xxxv)“Tax Return” means any return (including any informational return) report, statement, schedule, notice, form or other document or information filed with or submitted to, or required to be filed with or submitted to any Taxing Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of compliance with any legal requirement relating to any Tax.

(xxxvi)“Taxing Authority” means the IRS and any other federal, state, local or foreign Governmental Body responsible for the administration of any Tax.

(xxxvii)“Third Party” means any Person other than a Party.

(xxxviii)“Undisclosed Liabilities” means any Liability that is not fully reflected or reserved against in Issuer’s financial statements.

7.2Fees and Expenses.

Except as otherwise specifically provided below or elsewhere in this Agreement, regardless of whether the transactions contemplated by this Agreement are consummated, Issuer and Purchaser shall pay their respective fees and expenses in connection with the transactions contemplated by this Agreement.

7.3Notices.

All notices, requests, demands, and other communications hereunder shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a), as follows:

If to Issuer:

1159 Pittsford-Victor Road, Suite 240
Pittsford, New York 14534
Attention: Chief Executive Officer
Telephone: ***
E-mail: ***

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with a copy (which shall not constitute notice) to:

Raines Feldman Littrell LLP
1350 Avenue of the Americas
New York, New York 10019
Attention: Gregg Shulklapper
E-mail: ***

and

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Kenneth Silverman
E-mail: ***

If to Purchaser:

Atlas GREE Investment Holdco LLC
c/o Atlas Holdings LLC

100 Northfield Street
Greenwich, CT 06830
Attention: Michael O’Donnell
Telephone: ***
E-mail: ***

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention: Mark Cognetti and Laura Acker
Telephone: ***
E-mail: ***

or to such other address as the Parties hereto may designate in writing to the other in accordance with this Section 7.3. Any Party may change the address to which notices are to be sent by giving written notice of such change of address to the other Party in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by e-mail transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.

7.4Assignment

Any assignment under this Agreement by any of the Parties hereto shall be void, invalid and of no effect without the written consent of the other Party; provided, however, that Purchaser may assign its rights under this Agreement, in whole or in part, to any Affiliate so long as the assignee(s) agree to be bound in writing by the terms and conditions of this Agreement; provided further that no such assignment shall relieve Purchaser of any of its obligations hereunder, and Purchaser shall remain jointly and severally liable with such assignee(s) for all obligations of Purchaser under this Agreement.

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7.5No Benefit to Others.

The representations, warranties, covenants, and agreements contained in this Agreement are for the sole benefit of the Parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, and they shall not be construed as conferring any Third Party beneficiary or any other rights on any other Persons except as provided in Section 7.8(b).

7.6Headings and Gender; Construction; Interpretation.

(a)The table of contents and the captions and section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. All references in this Agreement to “Section” or “Article” shall be deemed to be references to a Section or Article of this Agreement.

(b)Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.”

(c)Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Purchaser or Issuer, whether under any rule of construction or otherwise. No Party to this Agreement shall be considered the draftsman. On the contrary, this Agreement has been reviewed, negotiated and accepted by all Parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words so as fairly to accomplish the purposes and intentions of all the Parties.

7.7Counterparts.

This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one counterpart has been signed by each Party and delivered to the other Party hereto.

7.8Integration of Agreement.

(a)This Agreement and the schedules, exhibits, and the other agreements between the Parties contemplated by this Agreement, constitutes the entire agreement between the Parties relating to the subject matter hereof and supersede all prior agreements, oral and written, between the Parties with respect to the subject matter hereof.

(b)This Agreement, or any provision hereof, may be changed, waived, discharged, supplemented, or terminated only by a written instrument duly executed by the Party against which the enforcement of such charge, waiver, discharge or termination is sought. The failure or delay of any Party at any time or times to require performance of any provision of this Agreement shall in no manner affect its right to enforce that provision. No single or partial waiver by any Party of any condition of this Agreement, or the breach of any term of this Agreement or the inaccuracy or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be construed or deemed to be a further or continuing waiver of any such condition, breach or inaccuracy or a waiver of any other condition, breach or inaccuracy.

7.9Waiver.

The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement shall operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power, privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party shall be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party shall be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

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7.10Governing Law.

Regardless of any conflict of law or choice of law principles that might otherwise apply, the Parties agree that this Agreement shall be governed by and construed in all respects in accordance with the Laws of the State of New York. The Parties agree and acknowledge that the State of New York has a reasonable relationship to the Parties and/or this Agreement. As to any dispute or Litigation arising out of or relating in any way to this Agreement or the transaction at issue in this Agreement, the Parties hereby agree and consent to be subject to the jurisdiction of the United States District Court for the Southern District of New York. If jurisdiction is not present in federal court, then the Parties hereby agree and consent to the jurisdiction of the state courts of New York County, New York. Each Party hereby irrevocably waives, to the fullest extent permitted by Law, (a) any objection that it may now or hereafter have to laying venue of any Litigation brought in such court, (b) any claim that any Litigation brought in such court has been brought in an inconvenient forum, and (c) any defense that it may now or hereafter have based on lack of personal jurisdiction in such forum.

7.11Partial Invalidity.

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. To the extent the deemed deletion of the invalid, illegal or unenforceable provision or provisions is reasonably likely to have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement, the Parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as practicable to that of the invalid, illegal or unenforceable provisions.

7.12Survival.

The covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby until fully performed. The Fundamental Representations (as defined in Section 4.1(a)) shall survive the Closing until the expiration of the applicable statute of limitations. All other representations and warranties made in this Agreement shall survive the Closing for a period of two (2) years following the Closing Date (the “Survival Period”), after which time such representations and warranties shall terminate and be of no further force or effect; provided that (a) any claim for breach of any representation or warranty that is asserted in writing prior to the expiration of the applicable Survival Period shall survive until such claim is finally resolved and (b) nothing herein shall limit any claim based on common law fraud or willful and material breach.

7.13Specific Enforcement.

The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The Parties accordingly agree that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

GREENIDGE GENERATION HOLDINGS INC.

By:	/s/ Jordan Kovler
	Name:	Jordan Kovler
	Title:	Chief Executive Officer

ATLAS GREE INVESTMENT HOLDCO LLC

By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	President

ANNEX E
Conversant Subscription Agreement

SUBSCRIPTION AGREEMENT

between

Conversant PIF Aggregator A LP

“Purchaser”

and

Greenidge Generation Holdings Inc.

“Issuer”

Dated as of July 19, 2026

Page

ARTICLE 1 PURCHASE AND SALE OF THE SHARES	1
1.1 Purchase and Sale of the Shares.	1
1.2 Purchase Price.	1
1.3 Payment of Purchase Price.	1
1.4 Delivery of Shares.	2
1.5 Purchaser Exchange Act Filings	2
ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF ISSUER	2
2.1 Listing.	2
2.2 SEC Reports.	2
2.3 No Material Adverse Change in Business.	2
2.4 Financial Statements.	3
2.5 Independent Accountants.	3
2.6 Good Standing of Issuer.	3
2.7 Subsidiaries.	4
2.8 Capitalization.	4
2.9 Shares.	4
2.10 Litigation.	5
2.11 No Conflicts.	5
2.12 Compliance with Laws; Permits and Orders.	5
2.13 Authorization.	6
2.14 Investment Company Act.	6
2.15 Registration Rights.	6
2.16 No Stabilization or Manipulation.	6
2.17 Property.	6
2.18 PIF Aggregator as Nominee.	7
2.19 Environmental Laws.	7
2.20 Internal Accounting and Other Controls.	7
2.21 Disclosure Controls.	8
2.22 Insolvency; Financial Covenants.	8
2.23 Absence of Labor Dispute.	8
2.24 Use of Proceeds.	8
2.25 No Finder’s Fees.	9
2.26 Insurance.	9
2.27 Absence of Undisclosed Liabilities.	9
2.28 Taxes.	9
2.29 No Registration	9
2.30 Certain Information.	10
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PURCHASER	10
3.1 Authority.	10
3.2 Brokers and Finders.	10
3.3 Securities Act.	10
3.4 Beneficial Ownership of Class A Common Stock.	10
3.5 Availability of Funds.	10
3.6 Securities Offering Exemption	11
3.7 No Conflicts.	11
3.8 Legends.	11

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(continued)

Page

ARTICLE 4 Conditions to Closing	12
4.1 Conditions to Purchaser’s Obligations.	12
4.2 Conditions to Issuer’s Obligations.	13
ARTICLE 5 Additional Covenants	13
5.1 Confidentiality.	13
5.2 [Intentionally Omitted].	14
5.3 Approvals.	14
5.4 Registration, ROFO and Board Designation Rights.	14
5.5 Operation of Business.	14
5.6 Reductions in Aggregate Number of Voting Securities Outstanding.	14
ARTICLE 6 Termination	15
6.1 Termination.	15
6.2 Notice of Termination.	15
6.3 Effect of Termination.	15
ARTICLE 7 GENERAL PROVISIONS	16
7.1 Definitions.	16
7.2 Fees and Expenses.	20
7.3 Notices.	20
7.4 Assignment	20
7.5 No Benefit to Others.	21
7.6 Headings and Gender; Construction; Interpretation.	21
7.7 Counterparts.	21
7.8 Integration of Agreement.	21
7.9 Waiver.	21
7.10 Governing Law.	22
7.11 Partial Invalidity.	22
7.12 Survival.	22
7.13 Specific Enforcement.	22

ii

Subscription AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of July 19, 2026, between Conversant PIF Aggregator A LP (“Purchaser”) and Greenidge Generation Holdings Inc. (“Issuer”).

WHEREAS, Issuer desires to sell and Purchaser desires to purchase 3,479,532 shares (the “Shares”) of Issuer’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), for the consideration and on the terms set forth in this Agreement, which Shares will be offered and sold to Purchaser in a private placement without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), in reliance upon Section 4(a)(2) thereof and/or Regulation D thereunder;

WHEREAS, on the date hereof, Issuer has entered into subscription agreements (collectively, the “Other Subscription Agreements”) with (i) MIG REF II INFR, LLC (“MIG”), providing for (A) the issuance and sale by Issuer to MIG of $5,000,000 of shares of Class A Common Stock at the Per Share Purchase Price, (B) a 10% senior secured convertible note due 2029 (the “Convertible Note”) in the aggregate amount of $10,000,000, which shall be convertible into shares of Class A Common (the “Conversion Shares”), and (C) warrants (“Warrants”) to purchase shares of Class A Common Stock (“Warrant Shares”), (ii) Atlas GREE Investment Holdco LLC (“Atlas”), providing for the issuance and sale of an aggregate of $5,000,000 of shares of Class A Common Stock at the Per Share Purchase Price, and (iii) certain other investors (the “Other Investors”) providing for the issuance and sale of additional shares of Class A Common Stock at the Per Share Purchase Price, such sales to occur concurrently with the Closing;

WHEREAS, on the date hereof, the holders of a majority of the outstanding voting power of Issuer have provided the Stockholder Consent; and

WHEREAS, certain capitalized terms used in this Agreement are defined in Section 7.1 of this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1 PURCHASE AND SALE OF THE SHARES

1.1Purchase and Sale of the Shares.

On and subject to the terms and conditions of this Agreement, on the Closing Date, Issuer shall sell, and Purchaser shall purchase, the Shares, free and clear of any and all Liens (other than those imposed by the Certificate of Incorporation and federal and state Laws). On and subject to the terms and conditions of this Agreement, the closing of the issuance, sale and purchase of the Shares (the “Closing”) shall take place remotely via the exchange of final documents and signature pages (as applicable) on the third (3rd) Business Day following the satisfaction (or waiver) of the conditions set forth in ARTICLE 4 (other than those conditions that by their nature are to be first satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), or such other time and place as Issuer and Purchaser may agree. The date on which the Closing is to occur is herein referred to as the “Closing Date”.

1.2Purchase Price.

The aggregate purchase price for the Shares shall be $5,949,999.72 (the “Purchase Price”), which amount equals (a) the product of (i) the purchase price per share for the Shares of $1.71 (the “Per Share Purchase Price”) and (ii) the number of Shares being purchased by Purchaser.

1.3Payment of Purchase Price.

Not later than the later of (a) five (5) Business Days prior to the anticipated Closing Date and (b) the third (3rd) Business Day following the date Issuer delivers notice of the anticipated Closing Date (provided that such notice shall not be delivered earlier than fifteen (15) Business Days prior to the anticipated Closing Date, as determined in good faith by Issuer), Purchaser shall deposit an amount in cash equal to the Purchase Price, by wire transfer in immediately available funds in U.S. dollars, into an escrow account with an escrow agent selected by Issuer (the “Escrow Agent”) pursuant to an escrow agreement to be entered into among Purchaser, Issuer and the Escrow Agent (the “Escrow Agreement”). The Purchase Price shall be released from escrow to Issuer on the Closing Date in accordance with the terms of the Escrow Agreement upon notice from Issuer that the conditions to closing set forth herein have been satisfied. A Federal Reserve Reference Number shall be requested of the Escrow Agent at the time of the transfer for the purpose of assisting Issuer in confirming receipt of the funds.

1.4Delivery of Shares.

On the Closing Date, Issuer shall irrevocably instruct its transfer agent to record the issuance of the Shares to Purchaser, in book-entry form pursuant to the transfer agent’s regular procedures, free and clear of all restrictive and other notations or legends except as provided in Section 3.8 hereof, and deliver, to the extent not previously delivered, the items required to be delivered by Issuer set forth in Section 4.1.

1.5Purchaser Exchange Act Filings

Purchaser acknowledges that it shall be responsible for any filings required by it under Sections 13 or 16 of the Exchange Act in connection with the purchase or acquisition of any shares of Class A Common Stock.

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF ISSUER

Issuer hereby represents and warrants to Purchaser, as of the date hereof and as of the Closing Date, that:

2.1Listing.

Issuer’s Class A Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is currently listed and quoted on the Nasdaq Global Select Market under the trading symbol “GREE.” Except as disclosed in the SEC Reports, Issuer is in compliance with the listing and maintenance requirements of the Nasdaq.

2.2SEC Reports.

(a)Except as set forth in the SEC Reports, Issuer has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Such reports filed by Issuer under the Exchange Act during the 12 months preceding the date hereof, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by Issuer under the Exchange Act, whether or not any such reports were required, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports.”

(b)As of their respective dates (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing), the SEC Reports filed by Issuer complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) by Issuer, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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2.3No Material Adverse Change in Business.

Since December 31, 2025 and except as otherwise disclosed in the SEC Reports: (a) there has not occurred any material adverse change or any development that is reasonably likely to have a material adverse effect on the condition (financial, tax or otherwise), results of operations, business, properties or assets (tangible and intangible) of Issuer and its Subsidiaries considered as one enterprise (other than changes or developments relating to (i) changes in general economic conditions in the United States, other than changes which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (ii) the execution or the announcement of this Agreement and the Other Subscription Agreements, or the consummation of the transactions contemplated hereby and thereby, (iii) changes in GAAP or the accounting rules or regulations of the Commission, (iv) changes in conditions in the cryptocurrency mining, digital asset, datacenter ownership, operation or development, electric power generation or energy markets generally, other than changes which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (v) any decline in the market price or trading volume of the Class A Common Stock in and of itself (it being understood that the facts or circumstances underlying any such decline or change may be taken into account in determining whether a Material Adverse Effect has occurred), (vi) any failure by Issuer to meet any budgets, plans, projections or forecasts, in and of itself (it being understood that the facts or circumstances underlying any such failure may be taken into account in determining whether a Material Adverse Effect has occurred), (vii) any acts of war, armed conflict, military actions, terrorism or sabotage, other than such acts which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (viii) any hurricane, tornado, flood, earthquake, natural disaster, pandemic, epidemic or other act of God, other than such events which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, or (ix) any changes in applicable Law or regulation (other than changes in GAAP or the accounting rules or regulations of the Commission addressed in clause (iii) above)) (a “Material Adverse Effect”); (b) there has been no dividend or distribution of any kind declared, paid or made by Issuer on any class of its capital shares (other than a pro rata distribution to existing holders of shares of Class A Common Stock of rights to purchase additional shares, where each right entitles the holder thereof to purchase no more than one (1) additional share of Class A Common Stock); (c) there has not been an announcement by Issuer of an allegation made by a Governmental Body of fraud or malfeasance on the part of an Executive Officer of Issuer, without regard to its impact on the results of operations, business, properties or assets of Issuer and its Subsidiaries; and (d) there has not been an announcement by Issuer of a breach of a covenant in any indebtedness of Issuer, or an announcement of the receipt by Issuer of a notice of default issued by any lender of such indebtedness that (i) could reasonably be expected to have a Material Adverse Effect and (ii) has not been cured or waived at or prior to the Closing Date (any such Material Adverse Effect, declaration, payment or making of a dividend or distribution, or announcement contemplated by clauses (a) through (d), a “Material Adverse Change”).

2.4Financial Statements.

The consolidated financial statements and supporting schedules of Issuer included in the SEC Reports (in each case, other than any pro forma financial information and projections) present fairly, in all material respects, the financial position of Issuer and its consolidated Subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the SEC Reports, said financial statements have been prepared in conformity with GAAP applied on a consistent basis; and the supporting schedules, if any, included in the SEC Reports present fairly in all material respects the information required to be stated therein. The statements of certain revenues and expenses of the properties acquired or proposed to be acquired, if any, included in the SEC Reports present fairly in all material respects the information set forth therein and have been prepared, in all material respects, in accordance with the applicable financial statement requirements of Regulation S-X under the Exchange Act with respect to real estate operations acquired or to be acquired, to the extent required under applicable Commission rules and regulations. The pro forma financial statements and the other pro forma financial information (including the notes thereto), included in the SEC Reports present fairly, in all material respects, the information set forth therein, have been prepared, in all material respects, in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein and the assumptions used in the preparation of such pro forma financial statements and other pro forma financial information (including the notes thereto), if any, are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. All disclosures contained in the SEC Reports regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. All material agreements to which Issuer or any of its Subsidiaries is a party or to which the property or assets of Issuer or any of its Subsidiaries are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the Commission.

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2.5Independent Accountants.

MaloneBailey, LLP, which has expressed its opinion on the audited financial statements and related schedules included in the SEC Reports, is an independent registered public accounting firm within the meaning of the Securities Act.

2.6Good Standing of Issuer.

Issuer has been duly organized and is validly existing and in good standing as a corporation under the Laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the SEC Reports; and Issuer is duly qualified to do business and is in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to qualify and be in good standing could not reasonably be expected to have or result in a Material Adverse Effect.

2.7 Subsidiaries.

Each Subsidiary listed on Schedule 2.7 (“Significant Subsidiary”) has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the Laws of the jurisdiction of its incorporation or formation; has corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation or limited liability company to transact business; and is in good standing in each jurisdiction in which such qualification is required, except where the failure to qualify and be in good standing could not reasonably be expected to have or result in a Material Adverse Effect.

2.8Capitalization.

(a)On the date hereof, the authorized capital stock of Issuer consists of (i) 500,000,000 shares of common stock, par value $0.0001 per share, consisting of (A) 400,000,000 shares of Class A Common Stock, of which 15,400,548 shares are issued and outstanding and 3,993,899 shares are reserved for issuance pursuant to outstanding warrants and convertible securities (including 2,733,394 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”) issued and outstanding), and (B) 100,000,000 shares of Class B Common Stock, of which 2,733,394 shares are issued and outstanding; and (ii) 20,000,000 shares of Preferred Stock, par value $0.0001 per share, none of which are issued and outstanding.

(b)All of the issued and outstanding shares of capital stock of each class of Issuer on the date hereof have been duly authorized and validly issued and are fully paid and non-assessable. On the date hereof, except as disclosed in the SEC Reports and other than shares of Class A Common Stock reserved for issuance under Issuer’s equity compensation plans or arrangements for officers, directors and other Employees and outstanding convertible securities and warrants, no shares of the capital stock of Issuer are reserved for issuance. On the date hereof, except as disclosed in the SEC Reports and other than the Shares, the Convertible Note, the Conversion Shares, the Warrants, the Warrant Shares, the shares of Class A Common Stock to be issued pursuant to the Other Subscription Agreements, and shares of Class A Common Stock to be issued under Issuer’s equity compensation plans or arrangements for officers, directors and other Employees, or outstanding convertible securities and warrants, Issuer has no obligation to issue any additional shares of its capital stock, or securities convertible into or exchangeable for shares of its capital stock. None of the shares of capital stock of Issuer outstanding on the date hereof has been issued in violation of any preemptive rights of the current or past shareholders of Issuer. On the date hereof, except as disclosed in the SEC Reports and other than as set forth above, no rights relating to the purchase of capital stock of any class or series of Issuer are issued or outstanding nor are there any agreements, written or oral, providing for the issuance of any rights relating to the capital stock of any class or series of Issuer.

(c)All of the issued and outstanding capital stock or membership interests of Issuer’s Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by Issuer, free and clear of any Liens, except as set forth in the SEC Reports and except for such Liens that could not reasonably be expected to have or result in a Material Adverse Effect.

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2.9Shares.

The Shares have been duly authorized for issuance and sale pursuant to this Agreement, subject to the effectiveness of the Stockholder Consent. When issued and delivered pursuant to this Agreement against payment of the consideration therefor specified herein, the Shares will be validly issued, fully paid and non-assessable and will be issued in compliance with federal and state securities Laws. None of the Shares will be issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of Issuer.

2.10Litigation.

There is no Litigation before or by any court or other Governmental Body currently pending, or, to the knowledge of Issuer, threatened against or adversely affecting Issuer or its Subsidiaries, their business or any of their respective assets or properties, at law or in equity, which is required to be disclosed in the SEC Reports (other than as disclosed therein), and which could reasonably be expected to have or result in a Material Adverse Effect or would materially and adversely affect the consummation of this Agreement or the transactions contemplated herein.

2.11No Conflicts.

Neither Issuer nor any of its Subsidiaries is in violation of its respective certificate or articles of incorporation or similar organizational document, or its bylaws or similar operating document, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its respective properties may be bound, where such defaults could reasonably be expected to have or result in a Material Adverse Effect; and the execution and delivery of this Agreement and the Other Agreements have been authorized by all necessary corporate action of Issuer, and following the effectiveness of the Stockholder Consent, the consummation of the issuance and sale of the Shares contemplated hereby, and the issuance and sale of the Convertible Note, the Conversion Shares, the Warrants, the Warrant Shares, and the shares of Class A Common Stock contemplated by the Other Subscription Agreements, will have been duly authorized by all necessary corporate action of Issuer. Compliance by Issuer with its obligations hereunder and the Other Agreements will not conflict with or constitute a breach of, or default under (or constitute a default which with the passage of time or giving of notice, or both, would constitute an event of a default), or result in the creation or imposition of any Lien (other than Liens created by the Other Agreements) upon any properties or assets of Issuer or its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which Issuer or any of its Subsidiaries is a party or by which it may be bound or to which any of the properties or assets of Issuer or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of their respective certificates of incorporation or similar organizational documents, or their respective bylaws or similar operating documents, as the case may be, or, to the knowledge of Issuer, any Law or Order. No Consent or Order of any court or Governmental Body is required for the consummation by Issuer of the issuance and sale of the securities contemplated by this Agreement and the Other Subscription Agreements, except (i) such as has been or will be obtained or as may be required under the Securities Act, the Exchange Act and state securities Laws in connection with the transactions contemplated hereby and (ii) any Consent or Order, the failure of which to be obtained would not, individually or in the aggregate, reasonably be expected to be material to Issuer and its Subsidiaries, taken as a whole, or prevent, or materially and adversely affect, the consummation of this Agreement or the transactions contemplated herein.

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2.12Compliance with Laws; Permits and Orders.

Neither Issuer nor any of its Subsidiaries is engaged in any activity or has omitted to take any action that is or creates a violation of any Law applicable to Issuer or such Subsidiary, except where such violation could not reasonably be expected to have or result in a Material Adverse Effect. Neither Issuer nor any of its Subsidiaries is subject to any Order which has had or could reasonably be expected to have or result in a Material Adverse Effect. Except as disclosed in the SEC Reports, Issuer and its Subsidiaries possess all Permits necessary for the lawful operation of their business as presently conducted and are in compliance with all such Permits and all applicable Laws and Orders where a failure to have such Permits or to so comply could reasonably be expected to have or result in a Material Adverse Effect. Except as disclosed in the SEC Reports, neither Issuer nor any of its Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have or result in a Material Adverse Effect. To the knowledge of Issuer, no officer, director or Employee of Issuer or any of its Subsidiaries is subject to any Order that prohibits such officer, director or Employee from engaging in or continuing any conduct, activity, or practice relating to Issuer, its Subsidiaries or their respective businesses except where such prohibition could not reasonably be expected to have or result in a Material Adverse Effect. To the knowledge of Issuer, neither Issuer nor any of its Subsidiaries has at any time during the last five years (a) made any unlawful contribution to any political candidate, or failed to disclose fully any contribution in violation of Law or (b) made any payment to any federal, state or local governmental, regulatory or administrative officer or official, or other Person charged with similar public or quasi-public duties, other than payments required or permitted by the Laws of the United States or any jurisdiction thereof. Except as disclosed in the SEC Reports, neither Issuer nor any of its Subsidiaries has received at any time any written notice or other written communication from any Governmental Body or any other Person regarding (a) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law or (b) any actual, alleged, possible, or potential obligation on the part of Issuer or any of its Subsidiaries to undertake, or to bear all or any portion of any Liability related to, any non-environmental remedial action of any nature, where such violation or obligation could reasonably be expected to have or result in a Material Adverse Effect.

2.13Authorization.

Issuer’s Board of Directors has approved this Agreement and the Other Agreements and the transactions contemplated hereby and thereby. Issuer has the full right, power and authority to execute and deliver this Agreement and the Other Agreements and, upon effectiveness of the Stockholder Consent, to perform its obligations under this Agreement and the Other Agreements, including the issuance and sale of the Shares pursuant to this Agreement. Other than the Stockholder Consent, no approval of Issuer’s stockholders is required to consummate the transactions contemplated by this Agreement and the Other Agreements. This Agreement and the Other Subscription Agreements represent, and when executed and delivered by the parties thereto at the Closing, the Other Agreements will represent, valid and binding obligations of Issuer, enforceable against Issuer in accordance with their terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally, by the exercise of judicial discretion in accordance with equitable principles and by public policy to the extent that any provision relates to indemnification, contribution or exculpation.

2.14Investment Company Act.

Neither Issuer nor any of its Subsidiaries is, or will be immediately after the consummation of the issuance and sale of the Shares contemplated by this Agreement, or the issuance and sale of the Convertible Note, the Warrants, and the shares of Class A Common Stock contemplated by the Other Subscription Agreements, required to be registered as an investment company under the Investment Company Act of 1940, as amended.

2.15Registration Rights.

There are no Persons with registration or other similar rights to have any equity or debt securities of Issuer or any affiliate (as defined in Rule 501(b) of Regulation D) registered for sale under a registration statement, except for rights contained in the investor rights agreements (the “Other Investor Rights Agreements”), to be dated on or about the Closing Date in connection with the Other Subscription Agreements.

2.16No Stabilization or Manipulation.

None of Issuer or any of its Subsidiaries or, to Issuer’s knowledge, any of the officers and directors thereof acting on Issuer’s or such Subsidiaries’ behalf has taken, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Class A Common Stock.

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2.17Property.

Except as described in the SEC Reports (a) Issuer or its Subsidiaries have good and marketable title or leasehold interest, as the case may be, to the Properties described in the SEC Reports as being owned by Issuer or its Subsidiaries, in each case free and clear of all Liens and defects (collectively, “Defects”), except where such Defects, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect, (b) none of Issuer, its Subsidiaries or, to the knowledge of Issuer, any lessee of any of the Properties is in default under any of the leases governing the Properties, except such defaults that could not reasonably be expected to have or result in a Material Adverse Effect, and Issuer does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that could not reasonably be expected to have or result in a Material Adverse Effect, (c) neither Issuer nor any Subsidiary has received written notice of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that would in any manner affect the size of, use of, improvements on, construction or access to the Properties, except such proceedings, changes, or actions that could not reasonably be expected to have or result in a Material Adverse Effect, (d) Issuer or its Subsidiaries each own or lease or otherwise possess the rights to use all material real or personal property necessary for use in the conduct of its business, and (e) Issuer and its Subsidiaries have good and valid title to all other owned real or personal property and valid leasehold interests in all other leased real or personal property, in each case free and clear of all Defects except for such Defects that could not reasonably be expected to have or result in a Material Adverse Effect.

2.18PIF Aggregator as Nominee.

The Company acknowledges that Conversant PIF Aggregator A LP will be holding the Shares as nominee of the Beneficiaries Conversant Private Investment Fund, L.P., Conversant Private Investment Fund TE, L.P., Conversant Private Investment Fund F, L.P. and Conversant Private Investment Fund 892, L.P.

2.19Environmental Laws.

Except as disclosed in the SEC Reports, (a) with respect to the Properties there (i) is no presence of any Hazardous Materials in violation of or in a manner that would give rise to Liability under Environmental Laws, and (ii) are no spills, releases, emissions, discharges or disposals of Hazardous Materials in violation of or in a manner that would give rise to Liability under Environmental Laws or any contract that have occurred or are presently occurring, which presence or occurrence in (i) or (ii) above could reasonably be expected to have or result in a Material Adverse Effect; (b) Issuer and each of its Subsidiaries have not (i) failed to comply with applicable Environmental Laws except where such failure could not reasonably be expected to have or result in a Material Adverse Effect, (ii) received any written notice of a claim or Liability pursuant to any Environmental Law or pertaining to Hazardous Materials that could reasonably be expected to have or result in a Material Adverse Effect, (iii) received any written notice of any Governmental Body claiming any violation of or Liability relating to any Environmental Law that could reasonably be expected to have or result in a Material Adverse Effect, (iv) received any written notice of the inclusion or proposed inclusion of any Property on the National Priorities List issued pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601 et seq., by the EPA, on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, or on any similar list published by any Governmental Body of contaminated sites potentially requiring removal, remediation, or response action pursuant to any other Environmental Law, except where such inclusion could not reasonably be expected to have or result in a Material Adverse Effect, or (v) otherwise become subject to any Liability relating to any Environmental Law or Hazardous Material, except as could not reasonably be expected to have or result in a Material Adverse Effect; (c) Issuer and each of its Subsidiaries have received and are and have been in compliance with all Environmental Permits in connection with Issuer’s and each of its Subsidiaries’ operation and use of the Properties, except where such noncompliance could not reasonably be expected to have or result in a Material Adverse Effect, and (d) neither Issuer nor any of its Subsidiaries has assumed, undertaken, agreed to provide indemnification for or otherwise become subject to any Liability of any other Person relating to or arising from any Environmental Law or any Hazardous Material, except as could not reasonably be expected to have or result in a Material Adverse Effect.

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2.20Internal Accounting and Other Controls.

Issuer and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization and (d) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Issuer has no material weaknesses in its internal control over financial reporting and, except as described in the SEC Reports, since the end of Issuer’s most recent audited fiscal year, there has been no change in Issuer’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Issuer’s internal control over financial reporting.

2.21Disclosure Controls.

Issuer has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) in accordance with the rules and regulations under the Sarbanes-Oxley Act of 2002, the Securities Act and the Exchange Act.

2.22Insolvency; Financial Covenants.

(a)After giving effect to the issuance and sale of the Shares contemplated by this Agreement and the issuance and sale of the Convertible Note and the shares of Class A Common Stock contemplated by the Other Subscription Agreements and the application of the proceeds thereof to redeem Issuer’s outstanding 8.50% Senior Notes due 2026 (the “2026 Notes”), neither Issuer nor any of its Subsidiaries will: (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liabilities on its existing debts as they mature); (ii) have unreasonably small capital with which to engage in its business; or (iii) have incurred debts beyond its ability to pay as they become due.

(b)As of the date of this Agreement, Issuer has no knowledge of any facts or circumstances that would reasonably be expected to cause MaloneBailey, LLP to issue an opinion with respect to Issuer’s financial statements as of and for the year ending December 31, 2026 that contains a “going concern” determination, after giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements (including the redemption of the 2026 Notes); provided that no representation is made as to what conclusions MaloneBailey, LLP will ultimately reach or as to the future financial performance of Issuer.

(c)After giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements, neither Issuer nor any of its Subsidiaries is or will be in breach of any financial covenant contained in any indebtedness that could reasonably be expected to have or result in a Material Adverse Effect; nor does Issuer have knowledge of any existing condition, including the transactions contemplated by this Agreement, that will, with the passage of time, result in a default under any indebtedness in an amount exceeding $2,000,000.

2.23Absence of Labor Dispute.

Except as disclosed in the SEC Reports, and except for matters which would not, individually or in the aggregate, have a Material Adverse Effect: (a) neither Issuer nor any of its Subsidiaries is engaged in any unfair labor practice; (b) there is (i) no unfair labor practice complaint pending or, to the best knowledge of Issuer, threatened against Issuer or any of its Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (ii) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of Issuer, threatened against Issuer or any of its Subsidiaries, and (iii) no union representation dispute currently existing concerning the employees of Issuer or any of its Subsidiaries; and (c) to the best knowledge of Issuer, (i) no union organizing activities are currently taking place concerning the employees of Issuer or any of its Subsidiaries and (ii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the employees of Issuer or any of its Subsidiaries.

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2.24Use of Proceeds.

Issuer shall use the proceeds received from the issuance and sale of the Shares contemplated hereby, together with the proceeds received from the issuance and sale of the Convertible Note and the shares of Class A Common Stock contemplated by the Other Subscription Agreements, for the purpose of redeeming the 2026 Notes. Any proceeds that remain following such repayment shall be used for general corporate purposes, including to fund the predevelopment of Issuer’s operations located in Dresden, New York, and Columbus, Mississippi.

2.25No Finder’s Fees.

Issuer has not incurred (directly or indirectly) nor shall it incur, directly or indirectly, any Liability for any broker’s, finder’s, financial advisor’s or other similar fee, charge or commission in connection with this Agreement, the Other Subscription Agreements or the transactions contemplated hereby or thereby.

2.26Insurance.

Except as disclosed in the SEC Reports, Issuer and its Subsidiaries, their assets and properties and their Employees are insured under various policies of general liability and other forms of insurance, which policies are of the type and in the amounts customary and adequate for their business.

2.27Absence of Undisclosed Liabilities.

Except as (a) reflected or reserved against in the most recent consolidated balance sheet of Issuer included in the SEC Reports, (b) disclosed in the SEC Reports, or (c) incurred in the ordinary course of business since the date of the most recent balance sheet included in the SEC Reports not exceeding $1,250,000 in the aggregate, neither Issuer nor any of its Subsidiaries has any material Undisclosed Liabilities.

2.28Taxes.

(a)Except as described in the SEC Reports, all Tax Returns required to be filed by or on behalf of Issuer or any Subsidiary have been duly and timely filed with the appropriate Taxing Authority in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns are true, complete, and correct in all respects, except, other than with respect to federal income Tax Returns of Issuer, where such failure to file or failure to be true, complete, and correct could not reasonably be expected to have or result in a Material Adverse Effect. All Taxes payable by or on behalf of Issuer or any Subsidiary have been fully and timely paid (whether or not shown on any Tax Return), except where such failure to fully and/or timely pay could not reasonably be expected to have or result in a Material Adverse Effect. With respect to any period for which Tax Returns of or relating to Issuer or any of its Subsidiaries have not yet been filed or for which Taxes are not yet due or owing, Issuer has made due and sufficient accruals for such material Taxes on the face of the most recent balance sheet included in the financial statements of Issuer and on its Books and Records. All required estimated Tax payments sufficient to avoid any underpayment penalties have been made by or on behalf of Issuer and each Subsidiary, except where such failure to make such payments could not reasonably be expected to have or result in a Material Adverse Effect. There are no Liens as a result of any unpaid Taxes upon any of the assets of Issuer or any of its Subsidiaries, except for such Liens as could not reasonably be expected to have or result in a Material Adverse Effect. Except as described in the SEC Reports, neither Issuer nor any of its Subsidiaries is the subject of any audit, examination or other proceeding in respect of Taxes, and neither Issuer nor any of its Subsidiaries has received written notice that it is the subject of any audit, examination or other proceeding in respect of Taxes by any Taxing Authority. Except as described in the SEC Reports, no deficiencies for any Taxes have been proposed, asserted or assessed against Issuer or any of its Subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending, except where such deficiencies could not reasonably be expected to have or result in a Material Adverse Effect.

(b)Each of Issuer and its Subsidiaries has complied in all respects with all applicable Laws relating to the payment and withholding of Taxes and has duly and timely withheld and paid over to the appropriate Taxing Authority all amounts required to be so withheld and paid under all applicable Laws, except where such failure to comply, withhold or pay could not reasonably be expected to have or result in a Material Adverse Effect.

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2.29No Registration.

(a)Assuming the accuracy of the representations and warranties of Purchaser contained in ARTICLE 3 hereof and Purchaser’s compliance with its agreements set forth herein, it is not necessary in connection with the offer, issuance, sale and delivery of the Shares in the manner contemplated by this Agreement to register the offer or sale of any of the Shares under the Securities Act.

(b)Assuming the accuracy of the representations and warranties of the other investors party to the Other Subscription Agreements and their compliance with their respective agreements set forth therein, it is not necessary in connection with the offer, issuance, sale and delivery of the shares of Class A Common Stock in the manner contemplated by the Other Subscription Agreements to register the offer or sale of any of such shares of Class A Common Stock under the Securities Act.

2.30Certain Information.

All written information provided by Issuer to Purchaser specifically in connection with the transactions contemplated by this Agreement that is not already included or incorporated by reference in the SEC Reports is, to the knowledge of Issuer, true and correct in all material respects as of the date provided; provided that (i) no representation or warranty is made with respect to any forward-looking statements, projections, estimates, budgets or other forward-looking information included in any such written information, and (ii) information included or incorporated by reference in the SEC Reports is governed exclusively by the representations and warranties set forth in Section 2.2. All Class A Common Stock being sold either under the Other Subscription Agreement or to the Other Investors is being sold at the Per Share Purchase Price.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Issuer, as of the date hereof and as of the Closing Date, as follows:

3.1Authority.

Purchaser has full right, power and authority to execute and deliver this Agreement, and to perform its obligations under this Agreement. This Agreement is a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally, and by the exercise of judicial discretion in accordance with equitable principles. No Consent of any third party, or Consent or Order of any court or Governmental Body is required for the consummation by Purchaser of the purchase of the securities contemplated by this Agreement.

3.2Brokers and Finders.

Purchaser has not incurred any Liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the transactions contemplated by this Agreement, and Issuer will not incur any Liability for any such fees or commissions as a result of any activities or agreements by Purchaser in connection with the transactions contemplated by this Agreement.

3.3Securities Act.

Purchaser is acquiring the Shares for its own account, for investment purposes and not with a view towards their distribution within the meaning of Section 2(a)(11) of the Securities Act in any manner that would be in violation of the Securities Act.

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3.4Beneficial Ownership of Class A Common Stock.

As of the date hereof, Purchaser is not the Beneficial Owner of (a) any Class A Common Stock or (b) any securities or other instruments representing the right to acquire Class A Common Stock.

3.5Availability of Funds.

Purchaser has available cash in an amount sufficient for Purchaser to pay the aggregate Purchase Price for the Shares and all fees, expenses and other amounts contemplated to be paid by Purchaser in connection with the transactions contemplated by this Agreement.

3.6Securities Offering Exemption

(a)Purchaser is an “accredited investor” as defined in Rule 501(a)(3) under the Securities Act.

(b)Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Issuer is relying in part upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Shares without registration under the Securities Act.

(c)Purchaser understands that its investment in the Shares involves risk. Purchaser (a) is able to fully bear the economic risk of an investment in the Shares, (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Shares and (c) has had an opportunity to ask questions of and receive answers from the officers of Issuer concerning the financial condition and business of Issuer and other matters related to an investment in the Shares. Neither such inquiries nor any other due diligence investigations conducted by Purchaser or its representatives shall modify, amend or affect Purchaser’s right to rely on Issuer’s representations and warranties contained in ARTICLE 2 above. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(d)Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)Purchaser hereby represents that neither Purchaser nor any of its Rule 506(d) Related Parties (as defined below) is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

3.7No Conflicts.

Neither the execution and delivery of this Agreement by Purchaser, nor the performance by Purchaser of its obligations hereunder or thereunder, nor the consummation by Purchaser of the transactions contemplated hereby or thereby, will (a) if Purchaser is not a natural person, conflict with or violate any provision of Purchaser’s certificate of incorporation, certificate of formation, limited liability company agreement, partnership agreement, bylaws or other organizational documents, as applicable, (b) result in a violation of any applicable Law or Order, or (c) conflict with or violate any contract, agreement or instrument to which Purchaser is a party or by which Purchaser or any of its properties or assets is bound, except, with respect to clauses (b) and (c), for any violation or conflict which could not reasonably be expected to materially delay or hinder the ability of Purchaser to perform its obligations under this Agreement.

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3.8Legends.

(a)Purchaser understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities Laws, any certificates or other instruments representing the Shares shall bear customary legends referencing such restrictions on transferability.

(b)Notwithstanding the provisions in Section 3.8(a), and subject to the provision of representation letters from Purchaser and its representatives as Issuer may reasonably require, certificates or instruments representing the Shares shall not contain any legend, (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). Purchaser agrees that the removal of the restrictive legend from certificates or instruments representing such security as set forth in this Section 3.8(b) is predicated upon Issuer’s reliance that Purchaser will sell any such security pursuant to either the registration requirements of the Securities Act or an exemption therefrom.

ARTICLE 4 Conditions to Closing

4.1Conditions to Purchaser’s Obligations.

The obligations of Purchaser to consummate the transactions contemplated hereby to be consummated at the Closing are subject to the satisfaction or written waiver (to the extent any such waiver is permitted by applicable Law) by Purchaser, on or prior to the Closing Date, of each of the following conditions precedent:

(a)The representations and warranties of Issuer contained in ARTICLE 2 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for (i) representations and warranties that speak as of a specific date (other than the Fundamental Representations), which shall be true and correct in all material respects as of such specific date, and (ii) the representations and warranties set forth in Section 2.6 (Good Standing of Issuer), Section 2.8 (Capitalization), Section 2.9 (Shares), Section 2.11 (No Conflicts), Section 2.13 (Authorization), Section 2.22(b) (Insolvency; Financial Covenants) and Section 2.29 (No Registration) (the “Fundamental Representations”), which shall be true and correct in all respects as of the date when made and, except that with respect to Section 2.8 (which speaks only as of the date hereof and shall not be required to be true and correct as of the Closing Date), as of the Closing Date); provided that, for purposes of this Section 4.1(a) (other than with respect to the Fundamental Representations), inaccuracies in representations and warranties shall be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do not constitute, and would not reasonably be expected to result in, a Material Adverse Effect.

(b)Issuer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c)Issuer shall have delivered to Purchaser evidence of issuance of the Shares, as contemplated by Section 1.4, on the Closing Date.

(d)Issuer shall have taken all steps necessary for the listing of the Shares on Nasdaq or such other national exchange on which the Class A Common Stock is listed; and the Shares shall have been approved for listing, on Nasdaq or such other national exchange on which the Class A Common Stock is listed, subject to official notice of issuance.

(e)Issuer shall have delivered to Purchaser copies of all authorizations, Orders or Consents of any Governmental Body and any other Third Party required to consummate the issuance and sale of the Shares to Purchaser and the issuance and sale of the Convertible Note, the Conversion Shares, the Warrants, the Warrant Shares, and the shares of Class A Common Stock contemplated by the Other Subscription Agreements.

(f)Issuer shall have delivered to Purchaser a certificate of the Secretary or Assistant Secretary of Issuer containing a true and correct copy of the resolutions duly adopted by Issuer’s Board of Directors, approving and authorizing this Agreement and the Other Agreements, which certificate also certifies that such resolutions have not been rescinded, revoked, modified, or otherwise affected and remain in full force and effect.

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(g)Issuer shall have delivered to Purchaser a certificate of incumbency of Issuer executed by the Secretary or Assistant Secretary of Issuer listing the officers of Issuer authorized to execute this Agreement, which certificate also certifies as to the authority of each such officer to execute the agreements, documents, and instruments on behalf of Issuer in connection with the consummation of the transactions contemplated hereby and thereby.

(h)Issuer shall have delivered to Purchaser (i) a copy of the Certificate of Incorporation of Issuer, certified as of a recent date by the Secretary of State of the State of Delaware, and a copy of the bylaws of Issuer, certified as of the date thereof by the Secretary or Assistant Secretary of Issuer; and (ii) copies of the certificate of incorporation or similar organizational document, as amended, of each Significant Subsidiary, certified as of a recent date by the Secretary of State of the state under the Laws of which the Significant Subsidiary is incorporated or organized, and copies of the bylaws or similar operating document of each Significant Subsidiary, as amended, certified as of the date thereof by the Secretary or Assistant Secretary of the Significant Subsidiary; and (iii) certificates of status, good standing or existence with respect to Issuer and each Significant Subsidiary from the Secretary of State of the state under the Laws of which Issuer or such Significant Subsidiary is incorporated or organized, as applicable, and of each other state in which Issuer is qualified or registered to do business, dated as of a recent date.

(i)Issuer shall have delivered to Purchaser the opinions of Raines Feldman Littrell LLP and Olshan Frome Wolosky LLP, and such other counsel, each as counsel to Issuer, relating to the matters set forth on Schedule 4.1(i).

(j)The other transactions contemplated by the Other Subscription Agreements shall have been consummated in accordance with the terms of the Other Subscription Agreements no later than concurrently with the Closing hereunder.

(k)There shall be no Order of any Governmental Body in effect as of the Closing that restrains, prohibits or makes illegal the consummation of the transactions contemplated by this Agreement and the Other Agreements.

(l)Since the date of this Agreement, and after giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements, there shall not have occurred any Material Adverse Change that is continuing as of the Closing Date.

(m)The Issuer shall have received gross proceeds of no less than $30,000,000 from the closing of the transactions contemplated by this Agreement and the Other Subscription Agreements.

4.2Conditions to Issuer’s Obligations.

The obligations of Issuer to consummate the transactions contemplated hereby to be consummated at the Closing are subject to the satisfaction or written waiver (to the extent any such waiver is permitted by applicable Law) by Issuer, on or prior to the Closing Date, of each of the following conditions precedent:

(a)The representations and warranties of Purchaser contained in ARTICLE 3 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date).

(b)Purchaser shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c)Purchaser shall have delivered to Issuer the Purchase Price as contemplated by Section 1.3 on the Closing Date.

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(d)There shall be no Order of any Governmental Body in effect as of the Closing that restrains, prohibits or makes illegal the consummation of the transactions contemplated by this Agreement and the Other Agreements.

ARTICLE 5 Additional Covenants

5.1Confidentiality.

Purchaser will, and will direct its Affiliates and its and their respective representatives to, keep confidential any Information concerning Issuer, its Subsidiaries or its Affiliates that may be furnished to Purchaser, its Affiliates or their respective representatives by or on behalf of Issuer or any of its representatives pursuant to this Agreement, provided that the Information may be disclosed (a) to Purchaser’s Affiliates, its and their, direct and indirect equityholders, limited partners or members and its and their respective representatives on a need-to-know basis (including in connection with investor reporting activities) (provided that Purchaser’s Affiliates and the respective representatives agree to maintain the confidentiality of such Information and Purchaser will remain liable for any damages arising out of a failure by Purchaser’s Affiliates and the respective representatives to keep such Information confidential in accordance with the provisions hereof unless such Affiliate or representative has entered into a confidentiality agreement enforceable by Issuer), and (b) in the event that Purchaser, any of its Affiliates or any of its or their respective representatives are requested or required by applicable Law, regulation, judgment, stock exchange rule or other applicable judicial or governmental process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Information, in each of which instances Purchaser, its Affiliates and its and their respective representatives, as the case may be, shall, to the extent legally permitted, provide notice to Issuer sufficiently in advance of any such disclosure so that Issuer will have a reasonable opportunity to timely seek to limit, condition or quash such disclosure. Purchaser acknowledges that it is aware, and that it has advised and will advise its Affiliates and its and their respective representatives who receive the Information, that applicable securities laws prohibit any Person who has received material non-public information concerning Issuer from purchasing or selling securities of Issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities, and Purchaser agrees to comply, and to cause its Affiliates and its and their respective representatives to comply, with all applicable federal and state securities laws with respect to the Information.

5.2[Intentionally Omitted].

5.3Approvals.

Pursuant to the written consent, dated the date hereof, of the holders of a majority of the voting power of Issuer, Issuer has obtained all requisite Consents of its stockholders for the issuance of the Shares, the Conversion Shares, the Warrant Shares, and the shares of Class A Common Stock to be issued pursuant to the Other Subscription Agreements (the “Stockholder Consent”). Promptly following the date of this Agreement, Issuer shall prepare and deliver to holders of its capital stock an Information Statement on Schedule 14C and such other information as may be necessary or appropriate regarding the Stockholder Consent pursuant to the Certificate of Incorporation, Issuer’s bylaws, Delaware law and the Exchange Act such that such Stockholder Consent shall be effective on the Closing Date.

5.4Registration, ROFO and Board Designation Rights.

Purchaser shall be entitled to the registration and other rights set forth on Exhibit A hereto.

5.5Operation of Business.

Except as required by applicable Law, as expressly contemplated by this Agreement, or as constitutes a Permitted Action (as defined below), during the period from the date of this Agreement until the Closing Date (or such earlier date on which this Agreement may be terminated pursuant to Section 6.1), Issuer shall, and shall cause its Subsidiaries (including any guarantors or grantors to be party to the Other Agreements) to, operate their respective businesses in the ordinary course. Notwithstanding the foregoing, the following actions shall constitute “Permitted Actions” and shall not be deemed a breach of this Section 5.5: (a) the redemption of the 2026 Notes in accordance with Section 2.24; (b) the preparation and filing of the Schedule 14C Information Statement and any amendments thereto in connection with the Stockholder Consent; (c) the predevelopment of Issuer’s operations in Dresden, New York and Columbus, Mississippi in the ordinary course and consistent in scope with past practice and Issuer’s disclosed business plans; (d) actions required by applicable Law or the rules and regulations of the Commission or Nasdaq; (e) actions taken in good faith in response to any emergency or force majeure event affecting Issuer’s operations or properties; and (f) actions required or expressly permitted by this Agreement or the Other Agreements.

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5.6Reductions in Aggregate Number of Voting Securities Outstanding.

(a)For so long as the Conversant Purchaser or any of its Affiliates beneficially owns any Voting Securities, prior to effecting or consummating any Triggering Transaction, the Company shall use commercially reasonable efforts to provide the Conversant Purchaser with ten (10) Business Days’ prior notice (a “Trigger Notice”) of such Triggering Transaction; provided, however, that the failure to deliver or any defect in any Trigger Notice shall not affect the validity of, or impose any liability on the Company in connection with, any Triggering Transaction. For the avoidance of doubt, the Company shall have no obligation to delay, modify or abandon any Triggering Transaction as a result of the Conversant Purchaser’s Beneficial Ownership Percentage exceeding the Maximum Ownership Threshold. “Triggering Transaction” means any share repurchase (whether by open-market purchase, tender offer, privately negotiated transaction, or otherwise), redemption, retirement, or other acquisition by the Company of its Voting Securities, the effect of which would be to reduce the aggregate number of Voting Securities issued and outstanding and result in the Beneficial Ownership Percentage of the Conversant Purchaser and its Affiliates exceeding the Maximum Ownership Threshold. “Maximum Ownership Threshold” means 9.9% of the total issued and outstanding Voting Securities. “Voting Securities” means shares of the Company’s Class A Common Stock and any other class or series of capital stock of the Company entitling the owner or holder thereof (including any to beneficial owner determined in accordance with Rule 13d-3 under the Exchange Act) to vote generally in the election of directors of the Company. “Beneficial Ownership Percentage” means, with respect to the Conversant Purchaser and its Affiliates, the percentage of the total issued and outstanding Voting Securities beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by the Conversant Purchaser and its Affiliates in the aggregate.

(b)Upon receipt of a Trigger Notice (or the Conversant Purchaser learning that a Triggering Transaction has occurred without receipt of a Triggering Notice), the Conversant Purchaser shall have the right (but not the obligation) to request that the Company repurchase from the Conversant Purchaser or its Affiliate(s), at the Per Share Purchase Price, a sufficient number of Voting Securities so that after giving effect to such repurchase and the Triggering Transaction the Beneficial Ownership Percentage of the Conversant Purchaser and its Affiliates would not exceed the Maximum Ownership Threshold (such number of Voting Securities, the “Excess Securities”). Any such request must be delivered in writing within five (5) Business Days following receipt of the applicable Trigger Notice; failure to timely deliver such request shall be deemed a waiver of the Conversant Purchaser’s right to require any repurchase with respect to the applicable Triggering Transaction. The Company shall consummate any such repurchase of the Excess Securities only to the extent permitted by applicable law, the Company’s organizational documents, and any credit agreement, indentures or other financing arrangements to which the Company or any of its subsidiaries is a party. The Company shall have no liability to the Conversant Purchaser or its Affiliates for any failure to consummate such repurchase arising from any such restriction.

(c)The Conversant Purchaser agrees that if it does not timely deliver a repurchase request pursuant to Section 5.6(b) or if the Company is unable to repurchase all of the Excess Securities prior to or concurrently with the consummation of the applicable Triggering Transaction, the Conversant Purchaser shall not, and shall cause its Affiliates not to, directly or indirectly, vote or deliver any written consent with respect to any Voting Securities held by the Conversant Purchaser or its Affiliates that are in excess of the Maximum Ownership Threshold (such excess shares, the “Non-Voting Shares”) on any matter submitted to a vote or consent of stockholders of the Company, until such time as the Beneficial Ownership Percentage of the Conversant Purchaser and its Affiliates no longer exceeds the Maximum Ownership Threshold (whether by reason of the issuance of additional Voting Securities by the Company, dispositions by the Conversant Purchaser or its Affiliates, or otherwise). For the avoidance of doubt, any Non-Voting Shares shall retain all economic rights (including the right to receive dividends and distributions), and the Conversant Purchaser’s agreement not to vote such Non-Voting Shares shall not affect the voting rights of any Voting Securities held by the Conversant Purchaser and its Affiliates that do not exceed the Maximum Ownership Threshold. The Conversant Purchaser shall, and shall cause its Affiliates to, take all actions reasonably necessary to give effect to this Section 5.6(c), including delivering an irrevocable proxy to the Company or its designee with respect to the Non-Voting Shares if requested by the Company.

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(d)The Conversant Purchaser acknowledges and agrees that (i) the Company has no obligation to structure, delay or refrain from consummating any Triggering Transaction for the purpose of avoiding an increase in the Beneficial Ownership Percentage of the Conversant Purchaser and its Affiliates, (ii) neither the Company nor any of its directors, officers or agents shall have any liability to the Conversant Purchaser or its Affiliates arising from or relating to any increase in the Beneficial Ownership Percentage resulting from a Triggering Transaction, and (iii) the Conversant Purchaser shall be solely responsible for monitoring its Beneficial Ownership Percentage and for ensuring compliance with all applicable securities laws and regulations, including without limitation Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of determining whether a proposed transaction by the Company is a Triggering Transaction, the Company shall be deemed to have knowledge of the Beneficial Ownership Percentage set forth in the then current Schedule 13D of the Conversant Purchaser and its Affiliates on file int the SEC's EDGAR system.

ARTICLE 6 Termination

6.1Termination.

This Agreement may be terminated at any time prior to the Closing:

(a)by the mutual written consent of Issuer and Purchaser;

(b)by Purchaser (so long as Purchaser is not then in material breach of any representation, warranty, covenant or agreement contained in this Agreement), if there has been a violation, breach or failure to perform by Issuer of any representation, warranty, covenant or agreement contained in this Agreement which violation, breach or failure to perform by Issuer would cause any condition set forth in Section 4.1 not to be satisfied and such (i) condition set forth in Section 4.1 is incapable of being satisfied by the Outside Date or (ii) violation, breach or failure to perform has not been cured on or prior to the earlier of (A) the date that is thirty (30) days from the date that Issuer was notified by Purchaser in writing of such violation, breach or failure to perform or (B) the day prior to the Outside Date;

(c)by Issuer, with respect to Purchaser (so long as Issuer is not then in material breach of any representation, warranty, covenant or agreement of Issuer contained in this Agreement), if there has been a violation, breach or failure to perform by Purchaser of any covenant, representation, warranty or agreement contained in this Agreement which violation, breach or failure to perform by Purchaser would cause any condition set forth in Section 4.2 not to be satisfied and such (i) condition set forth in Section 4.2 is incapable of being satisfied by the Outside Date or (ii) violation, breach or failure to perform has not been cured on or prior to the earlier of (A) the date that is thirty (30) days from the date that Purchaser was notified by Issuer in writing of such violation, breach or failure to perform or (B) the day prior to the Outside Date; or

(d)by Purchaser or Issuer, if the Closing has not been consummated on or before October 10, 2026 (the “Outside Date”); provided, that the right to terminate this Agreement pursuant to this Section 6.1(d) will not be available to any Party whose breach of this Agreement has been the proximate cause of the failure of the Closing to occur by the Outside Date.

6.2Notice of Termination.

If this Agreement is terminated pursuant to Section 6.1, written notice of such termination shall be given by the terminating Party to the other Party (setting forth a reasonably detailed description of the basis on which such party is terminating this Agreement).

6.3Effect of Termination.

In the event of a termination of this Agreement pursuant to Section 6.1 by Purchaser or Issuer, this Agreement will become void and have no effect, without any liability or obligation on the part of Purchaser or Issuer (or any other Person); provided, that, notwithstanding the foregoing, (a) no such termination shall relieve any Party hereto of any liability for common law actual (and not constructive) fraud or willful and material breach by such Party of this Agreement and (b) the provisions of Section 5.1, this Section 6.3 and ARTICLE 7 will survive any such termination of this Agreement.

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ARTICLE 7 GENERAL PROVISIONS

7.1Definitions.

(a)The terms set forth below shall have the meanings ascribed thereto in the referenced sections:

Term	Section
2026 Notes	2.22(a)
Agreement	Initial Paragraph
Atlas	Recitals
Class A Common Stock	Recitals
Class B Common Stock	2.8(a)
Commission	Recitals
Conversion Shares	Recitals
Convertible Note	Recitals
Closing	1.1
Closing Date	1.1
Defects	2.17
Escrow Agent	1.3
Escrow Agreement	1.3
Financing Statements	4.1(j)
Issuer	Initial Paragraph
Material Adverse Change	2.3
Material Adverse Effect	2.3
Other Investor Rights Agreements	2.15
Outside Date	6.1(d)
Permitted Actions	5.5
Permitted Exceptions	2.17
Per Share Purchase Price	1.2
Projections	2.30
Purchaser	Initial Paragraph
Rule 506(d) Related Party	3.6(e)
SEC Reports	2.2
Securities Act	Recitals
Shares	Recitals
Significant Subsidiary	2.7
Stockholder Consent	5.3
Subscription Amount	1.3
Warrants	Recitals
Warrant Shares	Recitals

(b)Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

(i)“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person.

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(ii)“Beneficial Owner” shall have the meaning ascribed to it under Rule 13d-3 of the Exchange Act. The terms “Beneficial Ownership,” “Beneficially Own,” and “Beneficially Owned” shall have the correlative meanings.

(iii)“Books and Records” means all existing data, databases, books, records, correspondence, business plans and projections, tenant and vendor lists, files and papers.

(iv)“Business Day” means any day on which national banks are open for business in the City of New York.

(v)“Certificate of Incorporation” means Issuer’s Second Amended and Restated Certificate of Incorporation, as amended effective May 16, 2023.

(vi)“Consent” means any consent, approval, authorization, clearance, exception, waiver or similar affirmation by any Person required pursuant to any contract, Law, Order, Permit or stock exchange rule.

(vii)“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise. “Controls” and “Controlled by” have correlative meanings.

(viii)“Employees” means all employees of Issuer or any Subsidiary of Issuer.

(ix)“Environmental Law” means any and all statutes, codes, laws (including common law), ordinances, agency rules, regulations, and reporting or licensing requirements relating to pollution or protection of human health (with respect to exposure to Hazardous Materials) or the environment (including ambient and indoor air, surface water, ground water, land surface or subsurface strata, soil, soil vapor, and natural resources and any other environmental media), or emissions, discharges, spills, releases, or threatened releases of, or the manufacture, processing, distribution, use, treatment, storage, disposal, transport, generation, presence, sale, importation, exportation, labeling, recycling or handling of, or exposure to any Hazardous Material, including, (A) the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§9601 et seq.; (B) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§6901 et seq.; (C) the Emergency Planning and Community Right to Know Act (42 U.S.C. §§11001 et seq.); (D) the Clean Air Act (42 U.S.C. §§ 7401 et seq.); (E) the Clean Water Act (33 U.S.C. §1251 et seq.); (F) the Toxic Substances Control Act (15 U.S.C. §2601 et seq.); (G) the Hazardous Materials Transportation Act (49 U.S.C. §§ 5101 et seq.); (H) the Safe Drinking Water Act (41 U.S.C. §300f et seq.); (I) any state, county, municipal or local Laws similar or analogous to the federal Laws listed in parts (A)-(H) of this subparagraph, (J) any amendments to the Laws listed in parts (A)-(I) of this subparagraph, and (K) any Laws or Orders adopted pursuant to or implementing the Laws listed in parts (A)-(J) of this subparagraph.

(x)“Environmental Permits” means Permits, Licenses, approvals, Consents, Orders, and authorizations which are required under Environmental Laws in connection with Issuer’s operations and business or the ownership, use, or lease of Issuer’s assets or properties.

(xi)“EPA” means the United States Environmental Protection Agency.

(xii)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(xiii)“Executive Officer” means, with respect to Issuer, any “officer” (as such term is defined in Rule 16a-1(f) under the Exchange Act) of Issuer.

(xiv)“GAAP” means generally accepted accounting principles as employed in the United States of America, applied consistently with prior periods and with Issuer’s historical practices and methods, provided that standards of materiality applicable to Issuer shall be employed without regard to standards of materiality used by Issuer in prior periods, and provided further, that Issuer’s historical practices and methods shall not be consistently applied to the extent they are not in accordance with GAAP.

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(xv)“Governmental Body” means any government or governmental entity or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

(xvi)“Hazardous Materials” means any substance, material, or waste which is regulated or could give rise to liability under any Environmental Law, including any (A) asbestos or asbestos-containing materials, (B) petroleum or petroleum-containing or petroleum-derived materials, (C) radiation or radioactive materials, (D) harmful biological agents, including mold, (E) polychlorinated biphenyls, (F) per- and polyfluoroalkyl substances, and (G) any material, substance, or waste which is defined as a “hazardous waste,” “hazardous material,” “regulated substance,” “hazardous substance,” “extremely hazardous waste,” “restricted hazardous waste,” “contaminant,” “pollutant,” “toxic waste,” “toxic substance” or similar term under any Environmental Law.

(xvii)“Information” means information or documentation owned by Issuer which information may include, but is not necessarily limited to, financial data, business plans, personnel information (to the extent permitted under applicable Law), drawings, samples, devices, trade secrets, technical information, results of research and other data in either oral or written form; provided, however, that “Information” does not include information which (A) is or becomes generally available to the public other than as a result of a disclosure by a Purchaser or its representatives, (B) was lawfully within a Purchaser’s possession prior to its being furnished to a Purchaser by or on behalf of Issuer, provided further that the source of such information was not known by a Purchaser to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to Issuer or any other Person with respect to such information, or (C) is developed by a Purchaser after initial disclosure by Issuer.

(xviii)[Intentionally Omitted]

(xix)“IRS” means the Internal Revenue Service of the United States of America.

(xx)“Law” means any code, directive, law (including common law), ordinance, regulation, reporting or licensing requirement, rule, or statute, including those promulgated, interpreted, or enforced by any Governmental Body.

(xxi)“Liability” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the Ordinary Course of Business) of any type, secured or unsecured whether accrued, absolute or contingent, direct or indirect, liquidated or unliquidated, matured or unmatured, known or unknown or otherwise.

(xxii)“License” means any license, franchise, notice, permit, easement, right, certificate, authorization, or approval to which any Person is a party or that is or may be binding on any Person or its securities, property or business.

(xxiii)“Lien” means any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, lien, mortgage, pledge, reservation, restriction, right of way, security interest, title retention or other security arrangement, on, or with respect to any property or property interest.

(xxiv)“Litigation” means any suit, action, administrative or other audit (other than regular audits of financial statements by outside auditors), proceeding, arbitration, cause of action, charge, claim, complaint, compliance review, criminal prosecution, grievance inquiry, hearing, inspection, investigation (governmental or otherwise), before any Governmental Body.

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(xxv)“Nasdaq” means The Nasdaq Stock Market LLC.

(xxvi)“Order” means any decree, injunction, judgment, order, ruling, writ, quasi-judicial decision or award or administrative decision or award of any federal, state, local, foreign or other court, arbitrator, mediator, tribunal, administrative agency or Governmental Body to which any Person is a party or that is or may be binding on any Person or its securities, assets or business.

(xxvii)“Ordinary Course of Business” means the following: an action taken by a Person shall be deemed to have been taken in the Ordinary Course of Business only if that action: (A) is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person; and (B) does not require authorization by the shareholders of such Person (or by any Person or group of Persons exercising similar authority).

(xxviii)“Other Agreements” means the Other Subscription Agreements, the Other Investor Rights Agreements, the Convertible Note, the Warrants, and each other agreement contemplated by the Other Subscription Agreement between Issuer and MIG.

(xxix)“Party” means any party hereto and “Parties” means all parties hereto.

(xxx)“Permit” means any Governmental Body approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, assets, or business.

(xxxi)“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.

(xxxii)“Properties” means the properties and undeveloped land described in the SEC Reports as being owned by Issuer or its Subsidiaries (including, without limitation, properties and undeveloped land owned through unconsolidated joint ventures).

(xxxiii)[Intentionally Omitted]

(xxxiv)“Subsidiary” of a Person means any business entity of which the Person either (A) owns or controls 50% or more of the outstanding equity securities, either directly or indirectly, (provided there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (B) in the case of partnerships, serves as a general partner, (C) in the case of a limited liability company, serves as a managing member, or (D) otherwise has the ability to elect a majority of the directors, trustees, managing members or others thereof.

(xxxv)“Tax” means any federal, state, county, local, or foreign tax, charge, fee, levy, impost, duty, or other assessment, including income, gross receipts, excise, employment, sales, use, transfer, recording, License, payroll, franchise, severance, documentary, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duty, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other tax or governmental fee of any kind whatsoever, imposed or required to be withheld by any Governmental Body, including any interest, penalties, and additions imposed thereon or with respect thereto, and including Liability for the taxes of any other Person under Treas. Reg. 1.1502-6 (or any similar provision of state, local, or foreign Law) as a transferee or successor, by contract, or otherwise.

(xxxvi)“Tax Return” means any return (including any informational return) report, statement, schedule, notice, form or other document or information filed with or submitted to, or required to be filed with or submitted to any Taxing Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of compliance with any legal requirement relating to any Tax.

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(xxxvii)“Taxing Authority” means the IRS and any other federal, state, local or foreign Governmental Body responsible for the administration of any Tax.

(xxxviii)“Third Party” means any Person other than a Party.

(xxxix)“Undisclosed Liabilities” means any Liability that is not fully reflected or reserved against in Issuer’s financial statements.

7.2Fees and Expenses.

Except as otherwise specifically provided below or elsewhere in this Agreement, regardless of whether the transactions contemplated by this Agreement are consummated, Issuer and Purchaser shall pay their respective fees and expenses in connection with the transactions contemplated by this Agreement.

7.3Notices.

All notices, requests, demands, and other communications hereunder shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a), as follows:

If to Issuer:

1159 Pittsford-Victor Road, Suite 240
Pittsford, New York 14534
Attention: Chief Executive Officer
Telephone: ***
E-mail: ***

with a copy (which shall not constitute notice) to:

Raines Feldman Littrell LLP
1350 Avenue of the Americas
New York, New York 10019
Attention: Gregg Shulklapper
E-mail: ***

and

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Kenneth Silverman
E-mail: ***

If to Purchaser:

To the address set forth for Purchaser on the signature page attached hereto,

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or to such other address as the parties hereto may designate in writing to the other in accordance with this Section 7.3. Any Party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by e-mail transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.

7.4Assignment

Any assignment under this Agreement by any of the Parties hereto shall be void, invalid and of no effect without the written consent of the other Party; provided, however, that any Purchaser may assign its rights under this Agreement, in whole or in part, to any Affiliate so long as the assignee(s) agree to be bound in writing by the terms and conditions of this Agreement; provided further that no such assignment shall relieve Purchaser of any of its obligations hereunder, and Purchaser shall remain jointly and severally liable with such assignee(s) for all obligations of Purchaser under this Agreement.

7.5No Benefit to Others.

The representations, warranties, covenants, and agreements contained in this Agreement are for the sole benefit of the Parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, and they shall not be construed as conferring any Third Party beneficiary or any other rights on any other Persons except as provided in Section 7.8(b).

7.6Headings and Gender; Construction; Interpretation.

(a)The table of contents and the captions and section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. All references in this Agreement to “Section” or “Article” shall be deemed to be references to a Section or Article of this Agreement.

(b)Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.”

(c)Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Purchaser or Issuer, whether under any rule of construction or otherwise. No Party to this Agreement shall be considered the draftsman. On the contrary, this Agreement has been reviewed, negotiated and accepted by all Parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words so as fairly to accomplish the purposes and intentions of all the Parties.

7.7Counterparts.

This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one counterpart has been signed by each Party and delivered to the other Party hereto.

7.8Integration of Agreement.

(a)This Agreement and the schedules, exhibits, and the other agreements between the Parties contemplated by this Agreement, constitutes the entire agreement between the Parties relating to the subject matter hereof and supersede all prior agreements, oral and written, between the Parties with respect to the subject matter hereof.

(b)This Agreement, or any provision hereof, may be changed, waived, discharged, supplemented, or terminated only by a written instrument duly executed by Issuer and the Purchaser. The failure or delay of any Party at any time or times to require performance of any provision of this Agreement shall in no manner affect its right to enforce that provision. No single or partial waiver by any Party of any condition of this Agreement, or the breach of any term of this Agreement or the inaccuracy or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be construed or deemed to be a further or continuing waiver of any such condition, breach or inaccuracy or a waiver of any other condition, breach or inaccuracy.

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7.9Waiver.

The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement shall operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power, privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party shall be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party shall be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

7.10Governing Law.

Regardless of any conflict of law or choice of law principles that might otherwise apply, the Parties agree that this Agreement shall be governed by and construed in all respects in accordance with the Laws of the State of New York. The Parties agree and acknowledge that the State of New York has a reasonable relationship to the Parties and/or this Agreement. As to any dispute or Litigation arising out of or relating in any way to this Agreement or the transaction at issue in this Agreement, the Parties hereby agree and consent to be subject to the jurisdiction of the United States District Court for the Southern District of New York. If jurisdiction is not present in federal court, then the Parties hereby agree and consent to the jurisdiction of the state courts of New York County, New York. Each Party hereby irrevocably waives, to the fullest extent permitted by Law, (a) any objection that it may now or hereafter have to laying venue of any Litigation brought in such court, (b) any claim that any Litigation brought in such court has been brought in an inconvenient forum, and (c) any defense that it may now or hereafter have based on lack of personal jurisdiction in such forum.

7.11Partial Invalidity.

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. To the extent the deemed deletion of the invalid, illegal or unenforceable provision or provisions is reasonably likely to have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement, the Parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as practicable to that of the invalid, illegal or unenforceable provisions.

7.12Survival.

The covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby until fully performed. The Fundamental Representations (as defined in Section 4.1(a)) shall survive the Closing until the expiration of the applicable statute of limitations. All other representations and warranties made in this Agreement shall survive the Closing for a period of two (2) years following the Closing Date (the “Survival Period”), after which time such representations and warranties shall terminate and be of no further force or effect; provided that (a) any claim for breach of any representation or warranty that is asserted in writing prior to the expiration of the applicable Survival Period shall survive until such claim is finally resolved and (b) nothing herein shall limit any claim based on common law fraud or willful and material breach.

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7.13Specific Enforcement.

The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The Parties accordingly agree that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GREENIDGE GENERATION HOLDINGS INC.

By:	/s/ Jordan Kovler
	Name:	Jordan Kovler
	Title:	Chief Executive Officer

CONVERSANT PIF AGGREGATOR A LP

By:	Conversant Private GP LLC, its general partner

By:	/s/ Michael J. Simanovsky
	Name:	Michael J. Simanovsky
	Title:	Managing Member

Address:

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Exhibit A

Registration and Other Rights

1.Shelf Registration Rights.

(a)Shelf Registration. Within sixty (60) days after receipt of written request of Purchaser received no earlier than the one (1) year anniversary of the Closing Date, the Issuer shall prepare and file with the Commission a Shelf Registration Statement under the Securities Act covering the resale of all Registrable Securities then outstanding or issuable pursuant to this Agreement. The Issuer shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable after filing, and to effect such qualification or compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of Purchaser’s Registrable Securities as are specified in such request. Notwithstanding the foregoing, if any of the Purchaser’s Applications (as defined below) are rejected or otherwise declined by the applicable governmental authority, then Purchaser shall thereafter have the right to deliver a request for registration at any time.

(b)Earnings Window Deferral. Notwithstanding anything to the contrary in this Section 1, the Issuer shall not be required to file any Shelf Registration Statement, amendment or supplement thereto, or request acceleration of effectiveness thereof, and may suspend the use of any Shelf Registration Statement and any related prospectus, during the period beginning on the date that is fifteen (15) days prior to, and ending on the date that is two (2) Business Days following, the filing by the Issuer of its Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, for the applicable fiscal quarter or fiscal year. Any deferral or suspension pursuant to this Section 1(b) shall be in addition to, and shall not be deemed to be a utilization of, the Issuer’s deferral and suspension rights set forth in Section 1(a) or under Section 1(f).

(c)Obligations of the Issuer. Whenever required to effect a Shelf Registration pursuant to this Section 1, the Issuer shall, as expeditiously as reasonably practicable:

(i)prepare and file with the Commission a Shelf Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Shelf Registration Statement to become effective, and keep such Shelf Registration Statement continuously effective until the earlier of (A) such time as all Registrable Securities registered thereunder have been sold, and (B) such time as all Registrable Securities covered thereby may be sold without restriction under SEC Rule 144;

(ii)prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus used in connection therewith, and use its reasonable best efforts to cause each such amendment and supplement to become effective, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement;

(iii)furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(iv)use its reasonable best efforts to register or qualify the securities covered by such Shelf Registration Statement under such other securities or “blue sky” laws of such states and jurisdictions as shall be reasonably requested by the Holders; provided that the Issuer shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or file a general consent to service of process in any such state or jurisdiction unless already subject thereto;

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(v)notify each selling Holder, promptly after the Issuer receives notice thereof, of (A) the time when such Shelf Registration Statement has been declared effective or a supplement to any prospectus forming a part thereof has been filed, (B) any request by the Commission that the Issuer amend or supplement such Shelf Registration Statement or prospectus, and (C) the happening of any event as a result of which the prospectus included in such Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly prepare and file such amendments and supplements as may be required on account of such event; and

(vi)apply for listing and use its reasonable best efforts to list the Registrable Securities being registered on any national securities exchange on which such class of the Issuer’s equity securities is then listed.

(d)Furnish Information. It shall be a condition precedent to the obligations of the Issuer to take any action pursuant to this Section 1 in respect of the Registrable Securities of any selling Holder that such selling Holder shall furnish to the Issuer such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably requested by the Issuer in connection with such Shelf Registration.

(e)Expenses. The Issuer shall bear and pay all expenses incurred in connection with any Shelf Registration pursuant to this Section 1, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Issuer and the reasonable fees and disbursements of one counsel for the selling Holders selected by the Holders of a majority of the Registrable Securities to be registered (up to a maximum amount of $15,000); provided, however, that Issuer shall not be required to pay for any expenses of any Shelf Registration begun pursuant to Section 1(a) if the Shelf Registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Registrable Securities to be registered in such registration (in which case all participating Holders shall bear such expenses pro rata in accordance with the number of Registrable Securities that were to be registered thereunder by each such Holder), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1(a); and provided, further, that if at the time of any withdrawal described in the foregoing clause the Holders have learned of a material adverse change in the condition, business or prospects of Issuer (other than a change in market demand for its securities or in the market price thereof) from that known to the Holders requesting such registration at the time of their request that makes the proposed offering unreasonable in the good faith judgment of such Holders, then the Holders shall not be required to pay any of such expenses and the right to one demand registration pursuant to Section 1(a) shall not be forfeited.

(f)Suspension. Notwithstanding anything herein to the contrary, the Issuer may suspend the use of any Shelf Registration Statement and any related prospectus if the Issuer shall have furnished to the Holders of Registrable Securities included on such Shelf Registration Statement a certificate signed by the Chief Executive Officer of the Issuer stating that, in the good faith judgment of the Board (as evidenced by a written resolution of the Board), because of valid business reasons (including, without limitation, any proposal or plan of the Issuer or any of its subsidiaries to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other transaction, or because of required disclosure or filings with the Commission), it is in the best interests of the Issuer to suspend such use, and prior to suspending such use the Issuer provides the affected Holders with written notice of such suspension (which notice need not specify the nature of the event giving rise to such suspension); provided that (A) no single suspension period under this provision shall exceed forty-five (45) days, (B) the aggregate number of days during which the Issuer may exercise any combination of deferral and suspension rights under this Section 1 shall not exceed ninety (90) days in any twelve (12)-month period, and (C) the Issuer shall not be permitted to exercise any such right more than twice in any twelve (12)-month period. Upon receipt of such notice, each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Holder is advised in writing by the Issuer that the related prospectus may be used, which notice the Issuer agrees to provide promptly following the lapse of the event or circumstances giving rise to such suspension. Each such Holder shall keep confidential any communications received by it from the Issuer regarding the suspension of the use of a Shelf Registration Statement and related prospectus (including the fact of the suspension), except as required by applicable law.

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(g)Indemnification and Contribution.

(i)To the extent permitted by law, the Issuer will indemnify and hold harmless each Holder, the officers, directors, partners, members, agents and employees of each Holder, legal counsel and accountants for each such Holder, and each Person, if any, who controls such Holder or other aforementioned Person within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (A) any untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement (including any preliminary or final prospectus contained therein or any amendments or supplements thereto) or any issuer information (as defined in Rule 433 under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act; (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made in the case of any prospectus, not misleading; or (C) any violation or alleged violation by the Issuer of the Securities Act, the Exchange Act or any state or federal securities law; provided, however, that the Issuer shall not be liable to a Holder to the extent that such loss, claim, damage or liability arises out of or is based upon a statement or omission made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder expressly for use therein. The Issuer will promptly reimburse each such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action, as incurred. The indemnity agreement contained in this Section 1(g)(i) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable to a Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon (A) a Violation that occurs in reliance upon and in conformity with written information furnished to the Issuer expressly for use in such registration by or on behalf of such Holder or (B) in the case of a sale directly by a Holder of Registrable Securities, an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus and corrected in a final, amended or supplemented prospectus (including a free writing prospectus) delivered to such Holder a reasonable period of time prior to the time of such sale, and such Holder failed to deliver a copy of such final, amended or supplemented prospectus (including a free writing prospectus) at or prior to the time of sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which the delivery of such final, amended or supplemented prospectus (including a free writing prospectus) would have eliminated such loss, claim, damage or liability

(ii)Each Holder that includes any Registrable Securities in any Shelf Registration Statement will furnish to the Issuer in writing such information as the Issuer reasonably requests for use in connection with any such Shelf Registration Statement or prospectus and agrees to indemnify and hold harmless the Issuer, each of its directors, each of its officers who have signed the registration statement, and each Person, if any, who controls the Issuer within the meaning of the Securities Act, each other selling Holder and each Person, if any, who controls a selling Holder within the meaning of the Securities Act against any losses, claims, damages, or liabilities (joint or several) to which the Issuer or any such director, officer, Holder or controlling Person may become subject, under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder expressly for use in such registration, and each such Holder will promptly reimburse any legal or other expenses reasonably and actually incurred by the Issuer or any such director, officer, Holder or controlling Person in connection with investigating or defending any such loss, claim, damage, liability, or action, as incurred; provided, however, that the liability of any Holder hereunder shall be limited to the proceeds from the offering received by such Holder (net of any underwriting discounts, commissions or other selling expenses); and provided, further, that the indemnity agreement contained in this Section 1(g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld, conditioned or delayed), nor, in the case of a sale directly by the Issuer of its securities (including a sale of such securities through any underwriter retained by the Issuer to engage in a distribution solely on behalf of the Issuer), shall the Holder be liable to the Issuer in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final, amended or supplemented prospectus (including a free writing prospectus), and the Issuer or such underwriter failed to deliver a copy of such final, amended or supplemented prospectus (including a free writing prospectus) at or prior to the time of sale of the securities to the Person asserting any such loss, claim, damage or liability and the delivery of such final, amended or supplemented prospectus (including a free writing prospectus) would have eliminated such loss, claim, damage or liability. The obligations of the Holders hereunder are several, not joint.

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(iii)Promptly after receipt by an indemnified party under this Section 1(g) of notice of the commencement of any action (including any governmental action) for which the party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1(g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 1(g) to the extent, and only to the extent, of such prejudice.

(iv)In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (A) any indemnified party exercising rights under this Agreement, or any controlling Person of any such indemnified party, makes a claim for indemnification pursuant to this Section 1(g) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1(g) provides for indemnification in such case, or (B) contribution under the Securities Act may be required on the part of any such indemnifying party or any such controlling Person in circumstances for which indemnification is provided under this Section 1(g), then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damages or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damages or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any other amounts paid by such Holder pursuant to this Section 1(g), shall exceed the aggregate net proceeds received by such Holder in the offering out of which such loss, liability, claim, damage or expense arose. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, in no event shall such Holder’s liability pursuant to this Section 1(g)(iv), when combined with any amounts paid or payable by such Holder pursuant to Section 1(g)(ii), exceed proceeds received by such Holder from the offering out of which the loss, liability, claim, damage or expense arose (net of any underwriting discounts, commissions or other selling expenses)

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(h)Reports Under the Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Issuer to the public without registration, and with a view to making it possible for Holders to have the resale of the Registrable Securities registered pursuant to a Shelf Registration Statement on Form S-3, the Issuer shall use its reasonable best efforts to:

(i)make and keep adequate public information available, as those terms are understood and defined in SEC Rule 144, for so long as the Issuer is subject to the periodic reporting requirements under Section 13 or Section 15(d) of the Exchange Act;

(ii)take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities; and

(iii)file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act.

(i)Termination of Registration Rights. The registration obligations of the Issuer pursuant to this Section 1 shall terminate with respect to any Holder on the first date upon which all of the remaining Registrable Securities then held or issuable to such Holder (together with any Affiliate of such Holder) could be sold without restriction under SEC Rule 144.

(j)Issuer Registration. If, at any time on or after the date that is the first anniversary of the Closing Date, Issuer proposes to register (including for this purpose any offering pursuant to the Issuer’s effective shelf registration statement on Form S-3 (File No. 333-295953) (including any takedown thereunder) and any registration effected by Issuer for stockholders other than the Holders) any of its capital stock or other equity securities (or securities convertible into equity securities) under the Securities Act in connection with the public offering of such securities (other than a registration on Form S-8 relating solely to the sale of securities to participants in an Issuer stock plan, a registration relating to a transaction described in Rule 145(a) of the Securities Act, a registration in which the only securities being registered is Class A Common Stock issuable upon conversion of debt securities that are also being registered, a registration on Form S-4), Issuer shall, at such time, promptly give each Holder of any Registrable Securities written notice of such registration (including, for the avoidance of doubt, written notice of any offering to be conducted as a takedown off of Issuer’s effective shelf registration statement on Form S-3). Upon the written request of any such Holder, given within twenty (20) days after mailing of such notice by Issuer in respect of any such registration or offering (including any takedown off of Issuer’s shelf registration statement on Form S-3), Issuer shall use its reasonable best efforts to cause the Registrable Securities that each such Holder has requested to be to be included in such offering to be registered under the Securities Act or, in the case of a takedown off an effective shelf registration statement, included in such offering by filing a post-effective amendment to such shelf registration statement naming the applicable Holder(s) as selling stockholders thereunder and, if necessary, by filing any required prospectus supplement or pricing supplement; provided, however, that if the underwriter advises Issuer in writing that marketing factors require a limitation on the number of shares to be included in such offering, then the number of selling stockholder securities to be included shall be reduced pro rata among all selling stockholders (including the Holders and any other stockholder exercising piggyback registration rights) in proportion to the number of securities each such selling stockholder has requested to be included. Issuer shall have the right, in its sole discretion, to terminate or withdraw, and shall otherwise be under no obligation to complete, any offering of its securities it proposes to make under this Section 1(j) and shall incur no liability to any Holder for its failure to do so, whether or not such Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be paid by Issuer in accordance with Section 1(e).

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2.ROFO Rights.

(a)Sale of New Securities. Subject to the terms and conditions of this Section 2, Purchaser shall have the right to purchase up to its pro rata share (based on its beneficial ownership of the then-outstanding Class A Common Stock on a fully diluted basis) of all issuances of equity or securities convertible into, exercisable for, or exchangeable for equity in the Issuer from the Closing Date to the earliest of (i) the third (3rd) anniversary of the date of the Closing Date, (ii) the date Purchaser and its Affiliates collectively beneficially own less than three percent (3.0%) of the shares of Class A Common Stock purchased by Purchaser pursuant to this Agreement, and (iii) the consummation of a Change of Control (as defined below), if at any time or from time to time after the Closing Date, the Issuer makes any public or non-public offering of any equity securities (including Class A Common Stock or preferred shares, options or debt that is convertible into, exercisable for, or exchangeable for equity securities or that includes an equity component, such as an “equity” kicker, including any hybrid security) (any such security, a “New Security”)) for cash (other than (i) pursuant to the granting of employee equity awards, in each case in the ordinary course of equity compensation awards or stock purchase plans or dividend reinvestment plans, (ii) issuances for the purposes of consideration in acquisition transactions, (iii) issuances of Class A Common Stock pursuant to at-the-market offering, equity line of credit and similar programs, (iv) issuances in connection with any rights offering to all stockholders of the Issuer on a pro-rata basis, (v) issuances upon the conversion, exchange or exercise of any outstanding convertible securities, warrants or options existing as of the date hereof or issued after the date hereof in compliance with this Agreement, (vi) issuances pursuant to the Equity Interest Payment Agreement between the Issuer and the Affiliates of Atlas or (v) issuances pursuant to the Sponsor Incentive (as defined in the Other Investor Rights Agreements). Purchaser shall be afforded the opportunity to acquire from the Issuer for the same price and on the same terms as such New Securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its then proportionate Class A Common Stock-equivalent interest. The amount of New Securities that Purchaser shall be entitled to purchase in the aggregate shall be determined by multiplying (A) the total number of such offered shares of New Securities by (B) a fraction, the numerator of which is the number of shares of Class A Common Stock beneficially owned by Purchaser, and the denominator of which is the number of shares of Class A Common Stock then outstanding on a fully diluted basis (including, for the avoidance of doubt, all shares of Class A Common Stock issuable upon conversion of all outstanding shares of Class B Common Stock). For purposes of this Section 2, “Change of Control” means any merger, consolidation, sale of all or substantially all of the Issuer’s assets, or any other transaction or series of related transactions as a result of which any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) other than Purchaser and its Affiliates acquires beneficial ownership of more than fifty percent (50%) of the combined voting power of the Issuer’s then-outstanding securities.

(b)Notice. In the event the Issuer proposes to offer New Securities, it shall deliver to Purchaser a written notice describing in reasonable detail the material terms of the proposed offering, including the type of securities proposed to be sold, the aggregate amount sought to be raised, the aggregate amount that Purchaser has the right to purchase, the anticipated pricing methodology, the anticipated closing timeline and the other material terms upon which the Issuer proposes to offer the same, no later than ten (10) business days prior to the commencement of such offer or sale, as the case may be, or six (6) business days prior to the commencement of such offer in the case of an underwritten public offering of Class A Common Stock or preferred shares on an “overnight” or equivalent expedited offering (an “Expedited Offering”). Purchaser shall have seven (7) business days (four (4) business days in the case of an Expedited Offering) from the date of receipt of such a notice to notify the Issuer in writing that it intends to exercise such purchase rights and as to the amount of New Securities Purchaser desires to purchase. Such notice shall constitute a non-binding indication of interest to purchase the amount of New Securities so specified at the price and other terms set forth in the Issuer’s notice to it. The failure of a Purchaser to respond within such seven (7) business day period (or four (4) business day period in the case of an Expedited Offering) shall be deemed to be a waiver of the rights under this Section 2 only with respect to the offering described in the applicable notice.

(c)Purchase Mechanism. If rights are exercised pursuant to this Section 2, the closing of the purchase of the New Securities with respect to which such right has been exercised shall occur simultaneously with the closing of the applicable offering or as promptly as practicable thereafter, subject to receipt of any required regulatory or stockholder approval. The Issuer may consummate the applicable offering before Purchaser’s purchase if delaying the offering would reasonably be expected to adversely affect the Issuer or the financing, in which case the Issuer shall use reasonable best efforts to provide Purchaser with a post-closing opportunity to purchase its applicable portion of the New Securities on the same terms, to the extent permitted by applicable law and listing standards of The Nasdaq Stock Market or the national securities exchange on which the Issuer’s Class A Common Stock is then listed. The Issuer and Purchaser agree to use their reasonable best efforts to secure any regulatory or other consents or stockholder approval, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

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(d)Failure of Purchase. In the event rights provided in this Section 2 are not exercised within the prescribed period or, if so exercised, Purchaser is unable to consummate such purchase within the time period specified in Section 2(c) above, the Issuer shall thereafter be entitled during the period of sixty (60) days following the conclusion of the applicable period to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within thirty (30) days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 2 or that Purchaser is unable to purchase because of such failure to obtain any such consent or approval, at a price per security not less than the price specified in the Issuer’s notice to Purchaser and on terms not materially more favorable to the purchasers thereof than those set forth in such notice. In the event the terms upon which the New Securities are proposed to be offered to third parties are materially more favorable to such third parties than those specified in the Issuer’s notice to Purchaser, the Issuer shall promptly provide written notice to Purchaser of such revised terms, and Purchaser shall have seven (7) business days following receipt of such notice to elect to purchase up to its pro rata share of the New Securities at such revised, more favorable terms. If Purchaser elects to participate, the closing shall occur simultaneously with, or promptly following, the closing with such third parties. If Purchaser does not elect to participate within such seven (7) business day period, the Issuer may proceed to sell the New Securities to such third parties on such revised terms without any further obligation to Purchaser with respect to such offering. In the event the Issuer has not sold the New Securities or entered into an agreement to sell the New Securities within the sixty (60) day period specified above (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Issuer shall not thereafter offer, issue or sell such New Securities without first offering such securities to Purchaser in the manner provided above.

3.Board Designation Right.

(a)Effective at the Closing Date, and for so long as Purchaser beneficially owns at least five percent (5.0%) of the outstanding shares of Class A Common Stock, the Issuer shall take all actions necessary to cause one (1) individual (the “Purchaser Director”) who (i) meets the requirements of an “Independent Director” pursuant to Nasdaq Listing Rule 5605 (but who need not meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Sarbanes-Oxley Act), (ii) subject to Section 3(i) and Section 3(j) below, who meets the Heightened Independence Standards and (iii) who shall have been identified by Purchaser and consented to by the Issuer, MIG and Atlas pursuant to the Other Investor Rights Agreements, to be elected or appointed to the board of directors of the Issuer (the “Board”).

(b)Promptly following the date of this Agreement, Purchaser shall deliver to Issuer written notice identifying the individual Purchaser is entitled to identify or designate for service on the Board effective as of the Closing Date pursuant to Section 3(a), together with a fully completed copy of the Issuer’s standard director and officer questionnaire and such other reasonable and customary director onboarding documentation as the Issuer requires for nominees to the Board. Following receipt of such completed materials, the Issuer may complete a customary background check and, if reasonably requested by Nominating and Governance Committee of the Board (the “Nominating Committee”), arrange an interview between such individual and members of the Board. Subject to Section 3(i) and Section 3(j) below, the Nominating Committee and the Board, each acting reasonably and in good faith, shall make their determination regarding whether each such individual nominated pursuant to Section 3(a) meets the Heightened Independence Standards and otherwise qualifies to serve as a director promptly thereafter. If the proposed individual is approved, then the Issuer shall, as promptly as practicable (and in any event within 10 days) take all actions within its control (including recommending the proposed individual for election by the stockholders and increasing the size of the Board and filling the vacancy with the proposed individual) to ensure that the proposed individual is appointed or elected to the Board. If any proposed individual is not approved, Purchaser shall be permitted to identify or designate one or more additional individuals in accordance with the same procedures until an approved individual is selected. Each party shall use reasonable best efforts to cause all required notices, questionnaires, onboarding materials, background checks, interviews and approvals to be completed prior to the Closing Date so that the Purchaser Director shall be appointed to the Board promptly thereafter.

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(c)If a Purchaser Director ceases to serve or is unable to serve as a director for any reason (including death, disability, resignation or removal), Purchaser shall have the right to designate a substitute person(s) to replace such Purchaser Director; provided that Purchaser’s beneficial ownership of the then-outstanding Class A Common Stock is at least five percent (5.0%). The appointment of any such replacement candidate shall be subject to (i) the execution and delivery by such candidate of a fully completed copy of Issuer’s standard director and officer questionnaire and other reasonable and customary director onboarding documentation required by Issuer in connection with the appointment or election of new directors, and (ii) the Board determining in good faith such replacement candidate to be reasonably acceptable (such determination not to be unreasonably withheld, conditioned or delayed). Any replacement candidate designated by Purchaser shall submit to Issuer the documentation contemplated in clause (i) above in this Section 3(b). Within five (5) Business Days following Issuer’s receipt of the completed documentation (or ten (10) Business Days in the case of a candidate who is not a U.S. person and resident), Issuer shall complete a customary background check and, if requested by the Nominating Committee, arrange an interview between the candidate and no more than two (2) members of the Board. The Nominating Committee and the Board, each acting reasonably and in good faith, shall make their determination regarding whether such candidate so qualifies pursuant to clause (ii) above in this Section 2(b) within five (5) Business Days of the later of (x) the completion of the background check and (y) any such interview. In the event the Nominating Committee and the Board do not accept a replacement director candidate recommended by Purchaser as the Qualified Replacement (it being acknowledged that the Nominating Committee and the Board cannot unreasonably withhold, condition or delay their acceptance), Purchaser shall have the right to designate additional replacement director(s) to fill the resulting vacancy, whose appointment shall be subject to the Nominating Committee and the Board recommending such person in accordance with the procedures described above, until a Qualified Replacement is approved and appointed to the Board. Upon a Qualified Replacement’s appointment to the Board, such Qualified Replacement shall be deemed to be the Purchaser Director for all purposes under this Agreement.

(d)The following procedures shall be followed with respect to the designation and nomination of the Purchaser Director pursuant to Section 3(c):

(i)For purposes of whether Purchaser has a right to nominate the Purchaser Director pursuant to Section 3(c), the beneficial ownership of the outstanding shares of Class A Common Stock of Purchaser and its Affiliates, as applicable, shall be measured as of the record date for such meeting or written consent.

(ii)No later than February 1 of each year, Purchaser shall identify to the Board its designee for the Purchaser Director and provide Issuer with a fully completed copy of Issuer’s standard director & officer questionnaire (such notice a “Designation Notice”). Within five (5) Business Days following Issuer’s receipt of such Designation Notice if reasonably desired by the Nominating Committee or the Board, Issuer may complete a customary background check and arrange an interview with no more than two (2) members of the Board to reasonably and in good faith evaluate such designee for directorship.

(iii)Within ten (10) Business Days of receiving a Designation Notice in accordance with Section 3(d)(ii), the Board or any authorized committee thereof shall make a good faith and reasonable determination as to the suitability of the designee for the Purchaser Director (such determination not to be unreasonably withheld, conditioned or delayed) and shall notify Purchaser of its determination in writing.

(iv)With respect to each stockholder vote for the general election of directors of Issuer held (whether by a meeting or written consent of the stockholders of Issuer) during the Ownership Period, Issuer, the Nominating Committee and the Board shall nominate and recommend for approval by Issuer’s stockholders the Purchaser Director or, to the extent that the Purchaser Director is unable to serve as a director of Issuer (due to death, disability, incapacity, resignation or removal), any Qualified Replacement for election as a director of Issuer, and Issuer shall also solicit proxies for the Purchaser Director or any Qualified Replacement to the same extent as it does for any of its other nominees to the Board; provided that (A) in the event that Purchaser fails to send a timely Designation Notice in order for Issuer to nominate a new Purchaser Director, the Purchaser Director then currently serving as a director shall be deemed to be Purchaser’s designee for the Purchaser Director and (B) to the extent that the Board reasonably determines that the proposed Purchaser Director does not qualify as a Qualified Replacement, Purchaser shall be permitted to propose additional individuals in accordance with the procedures in Section 3(b) until a Qualified Replacement is approved.

(v)Upon Purchaser’s beneficial ownership of the then-outstanding Class A Common Stock falling below five percent (5.0%), all Board designation rights under this Section 3 shall terminate, and Purchaser shall cause the Purchaser Director then serving on the Board to promptly tender an irrevocable resignation from the Board and any committee thereof, effective upon acceptance by the Board.

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(e)The Purchaser Director, upon appointment or election to the Board, will be governed by the same protections and obligations as all other directors of Issuer, including, without limitation, protections and obligations regarding customary liability insurance for directors and officers, confidentiality, conflicts of interests, fiduciary duties, trading and disclosure policies, director evaluation process, director code of ethics, director share ownership guidelines, stock trading and pre-approval policies, and other governance matters. Issuer agrees that it shall promptly offer to enter into an indemnification agreement with the Purchaser Director substantially similar to the indemnification agreements, if any, then in effect with Issuer’s directors when the Purchaser Director becomes a member of the Board; provided that, if Issuer has not entered into customary indemnification agreements with its directors, then Issuer shall promptly offer to enter into an indemnification agreement with the Purchaser Director on customary terms and conditions.

(f)Commencing on the election or appointment of the Purchaser Director in accordance with this Agreement and thereafter for so long as the Purchaser Director designated by Purchaser is serving as a member of the Board, Purchaser will, and will cause each of its Affiliates to, cause all shares of Class A Common Stock beneficially owned by Purchaser and its Affiliates as to which they are entitled to vote at any meeting of stockholders to be voted in favor of the election of each member of any slate of directors recommended by the Board that includes all director nominees designated by Purchaser pursuant to this Agreement with respect to such election; provided that the Purchaser Director on the Board shall have voted in favor of such slate of director nominees.

(g)Issuer hereby agrees that during the Ownership Period it shall furnish the Purchaser Director with the same financial and operating data and other information with respect to the business, finance and properties of Issuer as Issuer prepares and compiles for members of its Board in the ordinary course, subject to the same confidentiality, recusal, privilege, conflict, Issuer policy and fiduciary duty limitations applicable to the other members of the Board.

(h)If Issuer becomes a party to a consolidation, merger or other similar transaction that may result in Purchaser, or its Affiliates and/or the Purchaser Director being deemed to have made a disposition of equity securities of Issuer or derivatives thereof for purposes of Section 16 of the Exchange Act, and if the Purchaser Director is serving on the Board at such time or has served on the Board during the preceding six (6) months, (i) the Board will pre-approve such disposition of equity securities of Issuer or derivatives thereof for the express purpose of exempting Purchaser’s, its Affiliates’ and the Purchaser Director’s interests (to the extent Purchaser or its Affiliates may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder and (ii) if the transaction involves (A) a merger or consolidation to which Issuer is a party and the Class A Common Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition by Purchaser, its Affiliates and/or the Purchaser Director of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of Purchaser or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer, then if Issuer requires that the other issuer pre-approve any acquisition of equity securities or derivatives thereof for the express purpose of exempting the interests of any director or officer of Issuer or any of its subsidiaries in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder, Issuer shall use reasonable best efforts to require that such other issuer pre-approve any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of Purchaser, its Affiliates and the Purchaser Director (for Purchaser and/or its Affiliates, to the extent such Persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

(i)The Issuer acknowledges that Purchaser intends to prepare and file with the Federal Energy Regulatory Commission (“FERC”) an application for authorization under Section 203 of the Federal Power Act, 16 U.S.C. § 824b, as amended (“Section 203”) seeking FERC approval required under Section 203 and FERC’s rules and regulations promulgated under the Federal Power Act, together with all other applicable filings, applications, notifications, and submissions required to be submitted to governmental authorities (the “Applications”), of all transactions, arrangements, or circumstances arising out of or in connection with the election to the Board of Directors of the Company (the “Board”) of an individual designated by Purchaser which designee does not meet the Heightened Independence Standards (but otherwise meets the requirements of a Purchaser Director above) (the “Designee”).

(i)If the Purchaser is advised by outside counsel that one or more Applications is meaningfully more likely to receive approval of FERC or other applicable governmental authority, then the Issuer shall, to the extent permitted by law, join in such Application as a co-applicant or otherwise make a submission in support of the Purchaser’s Application.

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(ii)Whether or not the Issuer joins in an Application or otherwise makes a submission in support of a Purchaser Application, the Issuer shall, and shall cause its respective subsidiaries, Affiliates, officers, directors, employees, agents, and representatives to, cooperate fully with Purchaser’s preparation, filing, and prosecution of all of the Applications. Without limiting the generality of the foregoing, the Company shall: (A) promptly furnish to the Purchaser all information and documents in its possession or control that are reasonably requested by the Purchaser in connection with any of the Applications; (B)promptly respond to any reasonable requests for additional information, supplemental submissions, data requests, or deficiency letters issued by FERC or any other applicable governmental authority in connection with any Application, (C) provide the Purchaser and its counsel with a reasonable opportunity to review and comment upon all material filings, applications, and submissions made by the Issuer in connection with an Application prior to the Issuer’s filing thereof; and (D) keep the Issuer and its counsel reasonably informed of the status of all communications and of any material developments relating to the Issuer’s cooperation with the Applications.

(j)Notwithstanding anything in Section 3(a) to the contrary, upon the receipt of all required authorizations, approvals, and acceptances from FERC that are prerequisites to the election or appointment of the Designee to the Board election under applicable law, and provided that the actions contemplated by this Section 3(j) would not cause the Issuer to fail to comply with applicable law or the listing rules of Nasdaq (other than the requirement that audit committee members meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Sarbanes-Oxley Act) then, subject to the approval of the Board and the Nominating Committee, each acting reasonably and in good faith (which approval shall not require satisfaction of Heightened Independence Standards), the Issuer shall, as promptly as reasonably practicable (and in any event within 10 Business Days), use commercially reasonably efforts to take such actions it deems reasonably necessary (including, as applicable, recommending the Designee for election by the stockholders or increasing the size of the Board and filling the vacancy with the Designee) to cause the Designee to be appointed or elected to the Board, which appointment shall be conditioned upon the resignation of the existing Purchaser Director to the extent required to permit such appointment in compliance with applicable law and the listing rules of Nasdaq (other than the requirement that audit committee members meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Sarbanes-Oxley Act). If such resignation has not occurred, or if the Board determines in good faith that such appointment cannot be effected in compliance with applicable law or the listing rules of Nasdaq, the Issuer shall use commercially reasonable efforts to nominate the Designee for election to the Board at the next meeting of stockholders at which directors are elected, provided that such nomination and election would not cause the Issuer to fail to comply with applicable law or the listing rules of Nasdaq (other than the requirement that audit committee members meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Sarbanes-Oxley Act).

4.Certain Defined Terms. Except as otherwise provided in this Exhibit A and this Agreement, the capitalized terms set forth below shall have the following meanings:

(a)“Commission” means the United States Securities and Exchange Commission.

(b)“Form S-1” means such form under the Securities Act as in effect on the date hereof or any similar registration form under the Securities Act subsequently adopted by the Commission.

(c)“Form S-3” means such form under the Securities Act as in effect on the date hereof or any similar registration form under the Securities Act subsequently adopted by the Commission that permits incorporation of substantial information by reference to other documents filed by the Issuer with the Commission.

(d)“Heightened Independence Standards” means the (i) independence requirements applicable to directors of Issuer under the listing standards of The Nasdaq Stock Market or any other national securities exchange on which Issuer’s Class A Common Stock is then listed, as well as any heightened independence requirements applicable to service on committees of the Board, in each case as amended from time to time and (ii) the requirements of being (A) a “non-independent director” within the meaning of Evergy Kansas Central, Inc., 181 FERC ¶ 61,044 (2022) and (B) a person that is not an employee, officer or director of other persons accountable (within the meaning of Evergy Kansas Central, Inc., 181 FERC ¶ 61,044 (2022) to Purchaser.

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(e)“Holder” means any holder of Registrable Securities, including Purchaser.

(f)“Qualified Replacement” means any individual designated by Purchaser who completes the standard director and officer questionnaire and other reasonable and customary director onboarding documentation required by Issuer in connection with the appointment or election of new Board members and applicable to directors of companies listed on The Nasdaq Stock Market or any other national securities exchange on which Issuer’s Class A Common Stock is then listed.

(g)“Ownership Period” means any period of time during which Purchaser has the right to designate a Purchaser Director for nomination as a director of the Company as described in Section 3.

(h)“Registrable Securities” means (i) the shares of Class A Common Stock purchased by the Purchaser (or its Affiliates or permitted transferees) pursuant to this Agreement (the “Purchased Shares”), (ii) any shares of Class A Common Stock issued or issuable as a dividend or other distribution with respect to the Purchased Shares, and (iii) any shares of Class A Common Stock issued in exchange for or in replacement of the securities described in clauses (i) or (ii) by reason of any stock split, stock dividend, reclassification, recapitalization, merger, consolidation or similar event. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities may be sold without restriction pursuant to SEC Rule 144.

(i)“SEC Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

(j)“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(k)“Shelf Registration” means a registration on a Shelf Registration Statement under Rule 415 promulgated under the Securities Act.

(l)“Shelf Registration Statement” means a registration statement on Form S-3 (or, if Form S-3 is not then available to the Issuer, Form S-1) effecting a Shelf Registration.

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ANNEX F
Other Subscription Agreement

SUBSCRIPTION AGREEMENT

between

Each Purchaser Identified on Exhibit A Hereto

each, a “Purchaser,” and collectively, the “Purchasers”

and

Greenidge Generation Holdings Inc.

“Issuer”

Dated as of July 19, 2026

Page

ARTICLE 1 PURCHASE AND SALE OF THE SHARES		1
1.1	Purchase and Sale of the Shares.	1
1.2	Purchase Price.	1
1.3	Payment of Purchase Price.	2
1.4	Delivery of Shares.	2
1.5	Purchaser Exchange Act Filings	2
ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF ISSUER		2
2.1	Listing.	2
2.2	SEC Reports.	2
2.3	No Material Adverse Change in Business.	2
2.4	Financial Statements.	3
2.5	Independent Accountants.	4
2.6	Good Standing of Issuer.	4
2.7	Subsidiaries.	4
2.8	Capitalization.	4
2.9	Shares.	5
2.10	Litigation.	5
2.11	No Conflicts.	5
2.12	Compliance with Laws; Permits and Orders.	5
2.13	Authorization.	6
2.14	Investment Company Act.	6
2.15	Registration Rights.	6
2.16	No Stabilization or Manipulation.	6
2.17	Property.	6
2.18	[Intentionally Omitted].	7
2.19	Environmental Laws.	7
2.20	Internal Accounting and Other Controls.	7
2.21	Disclosure Controls.	8
2.22	Insolvency; Financial Covenants.	8
2.23	Absence of Labor Dispute.	8
2.24	Use of Proceeds.	8
2.25	No Finder’s Fees.	9
2.26	Insurance.	9
2.27	Absence of Undisclosed Liabilities.	9
2.28	Taxes.	9
2.29	No Registration	9
2.30	Certain Information.	10
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PURCHASERS		10
3.1	Authority.	10
3.2	Brokers and Finders.	10
3.3	Securities Act.	10
3.4	Beneficial Ownership of Class A Common Stock.	10
3.5	Availability of Funds.	10
3.6	Securities Offering Exemption	11
3.7	No Conflicts.	11
3.8	Legends.	1

i

(continued)

Page

ARTICLE 4 Conditions to Closing		12
4.1	Conditions to Each Purchaser’s Obligations.	12
4.2	Conditions to Issuer’s Obligations.	13
ARTICLE 5 Additional Covenants		13
5.1	Confidentiality.	13
5.2	[Intentionally Omitted].	14
5.3	Approvals.	14
5.4	Registration and Other Rights.	14
5.5	Operation of Business.	14
ARTICLE 6 Termination		14
6.1	Termination.	14
6.2	Notice of Termination.	15
6.3	Effect of Termination.	15
ARTICLE 7 GENERAL PROVISIONS		15
7.1	Definitions.	15
7.2	Fees and Expenses.	19
7.3	Notices.	19
7.4	Assignment	20
7.5	No Benefit to Others.	20
7.6	Headings and Gender; Construction; Interpretation.	20
7.7	Counterparts.	20
7.8	Integration of Agreement.	21
7.9	Waiver.	21
7.10	Governing Law.	21
7.11	Partial Invalidity.	21
7.12	Survival.	22
7.13	Specific Enforcement.	22

EXHIBITS

Exhibit A	Purchasers
Exhibit B	Registration and Other Rights

ii

Subscription AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of July 19, 2026, between each purchaser identified on Exhibit A hereto (each, a “Purchaser,” and collectively, the Purchasers”) and Greenidge Generation Holdings Inc. (“Issuer”).

WHEREAS, Issuer desires to sell and each Purchaser (severally and not jointly) desires to purchase the number of shares (the “Shares”) of Issuer’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) set forth opposite such Purchaser’s name on Exhibit A hereto, for the consideration and on the terms set forth in this Agreement, which Shares will be offered and sold to such Purchaser in a private placement without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), in reliance upon Section 4(a)(2) thereof and/or Regulation D thereunder;

WHEREAS, on the date hereof, Issuer has entered into subscription agreements (collectively, the “Other Subscription Agreements”) with (i) MIG REF II INFR, LLC (“MIG”), providing for (A) the issuance and sale by Issuer to MIG of $5,000,000 of shares of Class A Common Stock at the Per Share Purchase Price, (B) a 10% senior secured convertible note due 2029 (the “Convertible Note”) in the aggregate amount of $10,000,000, which shall be convertible into shares of Class A Common (the “Conversion Shares”), and (C) warrants (“Warrants”) to purchase shares of Class A Common Stock (“Warrant Shares”), (ii) Atlas GREE Investment Holdco LLC (“Atlas”), providing for the issuance and sale of an aggregate of $5,000,000 of shares of Class A Common Stock at the Per Share Purchase Price, and (iii) Conversant PIF Aggregator A LP (“Conversant”), providing for the issuance and sale of an aggregate of $5,950,000 of shares of Class A Common Stock at the Per Share Purchase Price, such sales to occur concurrently with the Closing;

WHEREAS, on the date hereof, the holders of a majority of the outstanding voting power of Issuer have provided the Stockholder Consent; and

WHEREAS, certain capitalized terms used in this Agreement are defined in Section 7.1 of this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1 PURCHASE AND SALE OF THE SHARES

1.1 Purchase and Sale of the Shares.

On and subject to the terms and conditions of this Agreement, on the Closing Date, Issuer shall sell, and each Purchaser shall purchase, the Shares set forth opposite such Purchaser’s name on its respective Exhibit A attached hereto, free and clear of any and all Liens (other than those imposed by the Certificate of Incorporation and federal and state Laws). On and subject to the terms and conditions of this Agreement, the closing of the issuance, sale and purchase of the Shares (the “Closing”) shall take place remotely via the exchange of final documents and signature pages (as applicable) on the third (3rd) Business Day following the satisfaction (or waiver) of the conditions set forth in ARTICLE 4 (other than those conditions that by their nature are to be first satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), or such other time and place as Issuer and Required Purchasers may agree. The date on which the Closing is to occur is herein referred to as the “Closing Date”.

1.2 Purchase Price.

The aggregate purchase price for the Shares to be purchased by each Purchaser (the “Purchase Price”) shall be the amount set forth opposite such Purchaser’s name on Exhibit A hereto, which amount equals (a) the product of (i) the purchase price per share for the Shares of $1.71 (the “Per Share Purchase Price”) and (ii) the number of Shares being purchased by such Purchaser.

1.3 Payment of Purchase Price.

Not later than the later of (a) five (5) Business Days prior to the anticipated Closing Date and (b) the third (3rd) Business Day following the date Issuer delivers notice of the anticipated Closing Date (provided that such notice shall not be delivered earlier than fifteen (15) Business Days prior to the anticipated Closing Date, as determined in good faith by Issuer), , each Purchaser shall deposit an amount in cash equal to the Purchase Price, by wire transfer in immediately available funds in U.S. dollars, into an escrow account with an escrow agent selected by Issuer (the “Escrow Agent”) pursuant to an escrow agreement to be entered into among Purchasers, Issuer and the Escrow Agent (the “Escrow Agreement”). The Purchase Price shall be released from escrow to Issuer on the Closing Date in accordance with the terms of the Escrow Agreement upon notice from Issuer that the conditions to closing set forth herein have been satisfied. A Federal Reserve Reference Number shall be requested of the Escrow Agent at the time of the transfer for the purpose of assisting Issuer in confirming receipt of the funds.

1.4 Delivery of Shares.

On the Closing Date, Issuer shall irrevocably instruct its transfer agent to record the issuance of the Shares to each Purchaser, in book-entry form pursuant to the transfer agent’s regular procedures, free and clear of all restrictive and other notations or legends except as provided in Section 3.8 hereof, and deliver, to the extent not previously delivered, the items required to be delivered by Issuer set forth in Section 4.1.

1.5 Purchaser Exchange Act Filings

Each Purchaser acknowledges that it shall be responsible for any filings required by it under Sections 13 or 16 of the Exchange Act in connection with the purchase or acquisition of any shares of Class A Common Stock.

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF ISSUER

Issuer hereby represents and warrants to each Purchaser, as of the date hereof and as of the Closing Date, that:

2.1 Listing.

Issuer’s Class A Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is currently listed and quoted on the Nasdaq Global Select Market under the trading symbol “GREE.” Except as disclosed in the SEC Reports, Issuer is in compliance with the listing and maintenance requirements of the Nasdaq.

2.2 SEC Reports.

(a) Except as set forth in the SEC Reports, Issuer has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Such reports filed by Issuer under the Exchange Act during the 12 months preceding the date hereof, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by Issuer under the Exchange Act, whether or not any such reports were required, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports.”

(b) As of their respective dates (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing), the SEC Reports filed by Issuer complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) by Issuer, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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2.3 No Material Adverse Change in Business.

Since December 31, 2025 and except as otherwise disclosed in the SEC Reports: (a) there has not occurred any material adverse change or any development that is reasonably likely to have a material adverse effect on the condition (financial, tax or otherwise), results of operations, business, properties or assets (tangible and intangible) of Issuer and its Subsidiaries considered as one enterprise (other than changes or developments relating to (i) changes in general economic conditions in the United States, other than changes which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (ii) the execution or the announcement of this Agreement and the Other Subscription Agreements, or the consummation of the transactions contemplated hereby and thereby, (iii) changes in GAAP or the accounting rules or regulations of the Commission, (iv) changes in conditions in the cryptocurrency mining, digital asset, datacenter ownership, operation or development, electric power generation or energy markets generally, other than changes which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (v) any decline in the market price or trading volume of the Class A Common Stock in and of itself (it being understood that the facts or circumstances underlying any such decline or change may be taken into account in determining whether a Material Adverse Effect has occurred), (vi) any failure by Issuer to meet any budgets, plans, projections or forecasts, in and of itself (it being understood that the facts or circumstances underlying any such failure may be taken into account in determining whether a Material Adverse Effect has occurred), (vii) any acts of war, armed conflict, military actions, terrorism or sabotage, other than such acts which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, (viii) any hurricane, tornado, flood, earthquake, natural disaster, pandemic, epidemic or other act of God, other than such events which adversely affect Issuer and its Subsidiaries to a materially greater extent than their competitors, or (ix) any changes in applicable Law or regulation (other than changes in GAAP or the accounting rules or regulations of the Commission addressed in clause (iii) above)) (a “Material Adverse Effect”); (b) there has been no dividend or distribution of any kind declared, paid or made by Issuer on any class of its capital shares (other than a pro rata distribution to existing holders of shares of Class A Common Stock of rights to purchase additional shares, where each right entitles the holder thereof to purchase no more than one (1) additional share of Class A Common Stock); (c) there has not been an announcement by Issuer of an allegation made by a Governmental Body of fraud or malfeasance on the part of an Executive Officer of Issuer, without regard to its impact on the results of operations, business, properties or assets of Issuer and its Subsidiaries; and (d) there has not been an announcement by Issuer of a breach of a covenant in any indebtedness of Issuer, or an announcement of the receipt by Issuer of a notice of default issued by any lender of such indebtedness that (i) could reasonably be expected to have a Material Adverse Effect and (ii) has not been cured or waived at or prior to the Closing Date (any such Material Adverse Effect, declaration, payment or making of a dividend or distribution, or announcement contemplated by clauses (a) through (d), a “Material Adverse Change”).

2.4 Financial Statements.

The consolidated financial statements and supporting schedules of Issuer included in the SEC Reports (in each case, other than any pro forma financial information and projections) present fairly, in all material respects, the financial position of Issuer and its consolidated Subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the SEC Reports, said financial statements have been prepared in conformity with GAAP applied on a consistent basis; and the supporting schedules, if any, included in the SEC Reports present fairly in all material respects the information required to be stated therein. The statements of certain revenues and expenses of the properties acquired or proposed to be acquired, if any, included in the SEC Reports present fairly in all material respects the information set forth therein and have been prepared, in all material respects, in accordance with the applicable financial statement requirements of Regulation S-X under the Exchange Act with respect to real estate operations acquired or to be acquired, to the extent required under applicable Commission rules and regulations. The pro forma financial statements and the other pro forma financial information (including the notes thereto), included in the SEC Reports present fairly, in all material respects, the information set forth therein, have been prepared, in all material respects, in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein and the assumptions used in the preparation of such pro forma financial statements and other pro forma financial information (including the notes thereto), if any, are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. All disclosures contained in the SEC Reports regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. All material agreements to which Issuer or any of its Subsidiaries is a party or to which the property or assets of Issuer or any of its Subsidiaries are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the Commission.

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2.5 Independent Accountants.

MaloneBailey, LLP, which has expressed its opinion on the audited financial statements and related schedules included in the SEC Reports, is an independent registered public accounting firm within the meaning of the Securities Act.

2.6 Good Standing of Issuer.

Issuer has been duly organized and is validly existing and in good standing as a corporation under the Laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the SEC Reports; and Issuer is duly qualified to do business and is in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to qualify and be in good standing could not reasonably be expected to have or result in a Material Adverse Effect.

2.7 Subsidiaries.

Each Subsidiary listed on Schedule 2.7 (“Significant Subsidiary”) has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the Laws of the jurisdiction of its incorporation or formation; has corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation or limited liability company to transact business; and is in good standing in each jurisdiction in which such qualification is required, except where the failure to qualify and be in good standing could not reasonably be expected to have or result in a Material Adverse Effect.

2.8 Capitalization.

(a) On the date hereof, the authorized capital stock of Issuer consists of (i) 500,000,000 shares of common stock, par value $0.0001 per share, consisting of (A) 400,000,000 shares of Class A Common Stock, of which 15,400,548 shares are issued and outstanding and 3,993,899 shares are reserved for issuance pursuant to outstanding warrants and convertible securities (including 2,733,394 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”) issued and outstanding), and (B) 100,000,000 shares of Class B Common Stock, of which 2,733,394 shares are issued and outstanding; and (ii) 20,000,000 shares of Preferred Stock, par value $0.0001 per share, none of which are issued and outstanding.

(b) All of the issued and outstanding shares of capital stock of each class of Issuer on the date hereof have been duly authorized and validly issued and are fully paid and non-assessable. On the date hereof, except as disclosed in the SEC Reports and other than shares of Class A Common Stock reserved for issuance under Issuer’s equity compensation plans or arrangements for officers, directors and other Employees and outstanding convertible securities and warrants, no shares of the capital stock of Issuer are reserved for issuance. On the date hereof, except as disclosed in the SEC Reports and other than the Shares, the Convertible Note, the Conversion Shares, the Warrants, the Warrant Shares, the shares of Class A Common Stock to be issued pursuant to the Other Subscription Agreements, and shares of Class A Common Stock to be issued under Issuer’s equity compensation plans or arrangements for officers, directors and other Employees, or outstanding convertible securities and warrants, Issuer has no obligation to issue any additional shares of its capital stock, or securities convertible into or exchangeable for shares of its capital stock. None of the shares of capital stock of Issuer outstanding on the date hereof has been issued in violation of any preemptive rights of the current or past shareholders of Issuer. On the date hereof, except as disclosed in the SEC Reports and other than as set forth above, no rights relating to the purchase of capital stock of any class or series of Issuer are issued or outstanding nor are there any agreements, written or oral, providing for the issuance of any rights relating to the capital stock of any class or series of Issuer.

(c) All of the issued and outstanding capital stock or membership interests of Issuer’s Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by Issuer, free and clear of any Liens, except as set forth in the SEC Reports and except for such Liens that could not reasonably be expected to have or result in a Material Adverse Effect.

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2.9 Shares.

The Shares have been duly authorized for issuance and sale pursuant to this Agreement, subject to the effectiveness of the Stockholder Consent. When issued and delivered pursuant to this Agreement against payment of the consideration therefor specified herein, the Shares will be validly issued, fully paid and non-assessable and will be issued in compliance with federal and state securities Laws. None of the Shares will be issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of Issuer.

2.10 Litigation.

There is no Litigation before or by any court or other Governmental Body currently pending, or, to the knowledge of Issuer, threatened against or adversely affecting Issuer or its Subsidiaries, their business or any of their respective assets or properties, at law or in equity, which is required to be disclosed in the SEC Reports (other than as disclosed therein), and which could reasonably be expected to have or result in a Material Adverse Effect or would materially and adversely affect the consummation of this Agreement or the transactions contemplated herein.

2.11 No Conflicts.

Neither Issuer nor any of its Subsidiaries is in violation of its respective certificate or articles of incorporation or similar organizational document, or its bylaws or similar operating document, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its respective properties may be bound, where such defaults could reasonably be expected to have or result in a Material Adverse Effect; and the execution and delivery of this Agreement and the Other Agreements have been authorized by all necessary corporate action of Issuer, and following the effectiveness of the Stockholder Consent, the consummation of the issuance and sale of the Shares contemplated hereby, and the issuance and sale of the Convertible Note, the Conversion Shares, the Warrants, the Warrant Shares, and the shares of Class A Common Stock contemplated by the Other Subscription Agreements, will have been duly authorized by all necessary corporate action of Issuer. Compliance by Issuer with its obligations hereunder and the Other Agreements will not conflict with or constitute a breach of, or default under (or constitute a default which with the passage of time or giving of notice, or both, would constitute an event of a default), or result in the creation or imposition of any Lien (other than Liens created by the Other Agreements) upon any properties or assets of Issuer or its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which Issuer or any of its Subsidiaries is a party or by which it may be bound or to which any of the properties or assets of Issuer or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of their respective certificates of incorporation or similar organizational documents, or their respective bylaws or similar operating documents, as the case may be, or, to the knowledge of Issuer, any Law or Order. No Consent or Order of any court or Governmental Body is required for the consummation by Issuer of the issuance and sale of the securities contemplated by this Agreement and the Other Subscription Agreements, except (i) such as has been or will be obtained or as may be required under the Securities Act, the Exchange Act and state securities Laws in connection with the transactions contemplated hereby and (ii) any Consent or Order, the failure of which to be obtained would not, individually or in the aggregate, reasonably be expected to be material to Issuer and its Subsidiaries, taken as a whole, or prevent, or materially and adversely affect, the consummation of this Agreement or the transactions contemplated herein.

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2.12 Compliance with Laws; Permits and Orders.

Neither Issuer nor any of its Subsidiaries is engaged in any activity or has omitted to take any action that is or creates a violation of any Law applicable to Issuer or such Subsidiary, except where such violation could not reasonably be expected to have or result in a Material Adverse Effect. Neither Issuer nor any of its Subsidiaries is subject to any Order which has had or could reasonably be expected to have or result in a Material Adverse Effect. Except as disclosed in the SEC Reports, Issuer and its Subsidiaries possess all Permits necessary for the lawful operation of their business as presently conducted and are in compliance with all such Permits and all applicable Laws and Orders where a failure to have such Permits or to so comply could reasonably be expected to have or result in a Material Adverse Effect. Except as disclosed in the SEC Reports, neither Issuer nor any of its Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have or result in a Material Adverse Effect. To the knowledge of Issuer, no officer, director or Employee of Issuer or any of its Subsidiaries is subject to any Order that prohibits such officer, director or Employee from engaging in or continuing any conduct, activity, or practice relating to Issuer, its Subsidiaries or their respective businesses except where such prohibition could not reasonably be expected to have or result in a Material Adverse Effect. To the knowledge of Issuer, neither Issuer nor any of its Subsidiaries has at any time during the last five years (a) made any unlawful contribution to any political candidate, or failed to disclose fully any contribution in violation of Law or (b) made any payment to any federal, state or local governmental, regulatory or administrative officer or official, or other Person charged with similar public or quasi-public duties, other than payments required or permitted by the Laws of the United States or any jurisdiction thereof. Except as disclosed in the SEC Reports, neither Issuer nor any of its Subsidiaries has received at any time any written notice or other written communication from any Governmental Body or any other Person regarding (a) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law or (b) any actual, alleged, possible, or potential obligation on the part of Issuer or any of its Subsidiaries to undertake, or to bear all or any portion of any Liability related to, any non-environmental remedial action of any nature, where such violation or obligation could reasonably be expected to have or result in a Material Adverse Effect.

2.13 Authorization.

Issuer’s Board of Directors has approved this Agreement and the Other Agreements and the transactions contemplated hereby and thereby. Issuer has the full right, power and authority to execute and deliver this Agreement and the Other Agreements and, upon effectiveness of the Stockholder Consent, to perform its obligations under this Agreement and the Other Agreements, including the issuance and sale of the Shares pursuant to this Agreement. Other than the Stockholder Consent, no approval of Issuer’s stockholders is required to consummate the transactions contemplated by this Agreement and the Other Agreements. This Agreement and the Other Subscription Agreements represent, and when executed and delivered by the parties thereto at the Closing, the Other Agreements will represent, valid and binding obligations of Issuer, enforceable against Issuer in accordance with their terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally, by the exercise of judicial discretion in accordance with equitable principles and by public policy to the extent that any provision relates to indemnification, contribution or exculpation.

2.14 Investment Company Act.

Neither Issuer nor any of its Subsidiaries is, or will be immediately after the consummation of the issuance and sale of the Shares contemplated by this Agreement, or the issuance and sale of the Convertible Note, the Warrants, and the shares of Class A Common Stock contemplated by the Other Subscription Agreements, required to be registered as an investment company under the Investment Company Act of 1940, as amended.

2.15 Registration Rights.

There are no Persons with registration or other similar rights to have any equity or debt securities of Issuer or any affiliate (as defined in Rule 501(b) of Regulation D) registered for sale under a registration statement, except for rights contained in the investor rights agreements (the “Other Investor Rights Agreements”), to be dated on or about the Closing Date in connection with the Other Subscription Agreements.

2.16 No Stabilization or Manipulation.

None of Issuer or any of its Subsidiaries or, to Issuer’s knowledge, any of the officers and directors thereof acting on Issuer’s or such Subsidiaries’ behalf has taken, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Class A Common Stock.

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2.17 Property.

Except as described in the SEC Reports (a) Issuer or its Subsidiaries have good and marketable title or leasehold interest, as the case may be, to the Properties described in the SEC Reports as being owned by Issuer or its Subsidiaries, in each case free and clear of all Liens and defects (collectively, “Defects”), except where such Defects, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect, (b) none of Issuer, its Subsidiaries or, to the knowledge of Issuer, any lessee of any of the Properties is in default under any of the leases governing the Properties, except such defaults that could not reasonably be expected to have or result in a Material Adverse Effect, and Issuer does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that could not reasonably be expected to have or result in a Material Adverse Effect, (c) neither Issuer nor any Subsidiary has received written notice of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that would in any manner affect the size of, use of, improvements on, construction or access to the Properties, except such proceedings, changes, or actions that could not reasonably be expected to have or result in a Material Adverse Effect, (d) Issuer or its Subsidiaries each own or lease or otherwise possess the rights to use all material real or personal property necessary for use in the conduct of its business, and (e) Issuer and its Subsidiaries have good and valid title to all other owned real or personal property and valid leasehold interests in all other leased real or personal property, in each case free and clear of all Defects except for such Defects that could not reasonably be expected to have or result in a Material Adverse Effect.

2.18 [Intentionally Omitted].

2.19 Environmental Laws.

Except as disclosed in the SEC Reports, (a) with respect to the Properties there (i) is no presence of any Hazardous Materials in violation of or in a manner that would give rise to Liability under Environmental Laws, and (ii) are no spills, releases, emissions, discharges or disposals of Hazardous Materials in violation of or in a manner that would give rise to Liability under Environmental Laws or any contract that have occurred or are presently occurring, which presence or occurrence in (i) or (ii) above could reasonably be expected to have or result in a Material Adverse Effect; (b) Issuer and each of its Subsidiaries have not (i) failed to comply with applicable Environmental Laws except where such failure could not reasonably be expected to have or result in a Material Adverse Effect, (ii) received any written notice of a claim or Liability pursuant to any Environmental Law or pertaining to Hazardous Materials that could reasonably be expected to have or result in a Material Adverse Effect, (iii) received any written notice of any Governmental Body claiming any violation of or Liability relating to any Environmental Law that could reasonably be expected to have or result in a Material Adverse Effect, (iv) received any written notice of the inclusion or proposed inclusion of any Property on the National Priorities List issued pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601 et seq., by the EPA, on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, or on any similar list published by any Governmental Body of contaminated sites potentially requiring removal, remediation, or response action pursuant to any other Environmental Law, except where such inclusion could not reasonably be expected to have or result in a Material Adverse Effect, or (v) otherwise become subject to any Liability relating to any Environmental Law or Hazardous Material, except as could not reasonably be expected to have or result in a Material Adverse Effect; (c) Issuer and each of its Subsidiaries have received and are and have been in compliance with all Environmental Permits in connection with Issuer’s and each of its Subsidiaries’ operation and use of the Properties, except where such noncompliance could not reasonably be expected to have or result in a Material Adverse Effect, and (d) neither Issuer nor any of its Subsidiaries has assumed, undertaken, agreed to provide indemnification for or otherwise become subject to any Liability of any other Person relating to or arising from any Environmental Law or any Hazardous Material, except as could not reasonably be expected to have or result in a Material Adverse Effect.

2.20 Internal Accounting and Other Controls.

Issuer and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization and (d) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Issuer has no material weaknesses in its internal control over financial reporting and, except as described in the SEC Reports, since the end of Issuer’s most recent audited fiscal year, there has been no change in Issuer’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Issuer’s internal control over financial reporting.

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2.21 Disclosure Controls.

Issuer has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) in accordance with the rules and regulations under the Sarbanes-Oxley Act of 2002, the Securities Act and the Exchange Act.

2.22 Insolvency; Financial Covenants.

(a) After giving effect to the issuance and sale of the Shares contemplated by this Agreement and the issuance and sale of the Convertible Note and the shares of Class A Common Stock contemplated by the Other Subscription Agreements and the application of the proceeds thereof to redeem Issuer’s outstanding 8.50% Senior Notes due 2026 (the “2026 Notes”), neither Issuer nor any of its Subsidiaries will: (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liabilities on its existing debts as they mature); (ii) have unreasonably small capital with which to engage in its business; or (iii) have incurred debts beyond its ability to pay as they become due.

(b) As of the date of this Agreement, Issuer has no knowledge of any facts or circumstances that would reasonably be expected to cause MaloneBailey, LLP to issue an opinion with respect to Issuer’s financial statements as of and for the year ending December 31, 2026 that contains a “going concern” determination, after giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements (including the redemption of the 2026 Notes); provided that no representation is made as to what conclusions MaloneBailey, LLP will ultimately reach or as to the future financial performance of Issuer.

(c) After giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements, neither Issuer nor any of its Subsidiaries is or will be in breach of any financial covenant contained in any indebtedness that could reasonably be expected to have or result in a Material Adverse Effect; nor does Issuer have knowledge of any existing condition, including the transactions contemplated by this Agreement, that will, with the passage of time, result in a default under any indebtedness in an amount exceeding $2,000,000.

2.23 Absence of Labor Dispute.

Except as disclosed in the SEC Reports, and except for matters which would not, individually or in the aggregate, have a Material Adverse Effect: (a) neither Issuer nor any of its Subsidiaries is engaged in any unfair labor practice; (b) there is (i) no unfair labor practice complaint pending or, to the best knowledge of Issuer, threatened against Issuer or any of its Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (ii) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of Issuer, threatened against Issuer or any of its Subsidiaries, and (iii) no union representation dispute currently existing concerning the employees of Issuer or any of its Subsidiaries; and (c) to the best knowledge of Issuer, (i) no union organizing activities are currently taking place concerning the employees of Issuer or any of its Subsidiaries and (ii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the employees of Issuer or any of its Subsidiaries.

2.24 Use of Proceeds.

Issuer shall use the proceeds received from the issuance and sale of the Shares contemplated hereby, together with the proceeds received from the issuance and sale of the Convertible Note and the shares of Class A Common Stock contemplated by the Other Subscription Agreements, for the purpose of redeeming the 2026 Notes. Any proceeds that remain following such repayment shall be used for general corporate purposes, including to fund the predevelopment of Issuer’s operations located in Dresden, New York, and Columbus, Mississippi.

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2.25 No Finder’s Fees.

Issuer has not incurred (directly or indirectly) nor shall it incur, directly or indirectly, any Liability for any broker’s, finder’s, financial advisor’s or other similar fee, charge or commission in connection with this Agreement, the Other Subscription Agreements or the transactions contemplated hereby or thereby.

2.26 Insurance.

Except as disclosed in the SEC Reports, Issuer and its Subsidiaries, their assets and properties and their Employees are insured under various policies of general liability and other forms of insurance, which policies are of the type and in the amounts customary and adequate for their business.

2.27 Absence of Undisclosed Liabilities.

Except as (a) reflected or reserved against in the most recent consolidated balance sheet of Issuer included in the SEC Reports, (b) disclosed in the SEC Reports, or (c) incurred in the ordinary course of business since the date of the most recent balance sheet included in the SEC Reports not exceeding $1,250,000 in the aggregate, neither Issuer nor any of its Subsidiaries has any material Undisclosed Liabilities.

2.28 Taxes.

(a) Except as described in the SEC Reports, all Tax Returns required to be filed by or on behalf of Issuer or any Subsidiary have been duly and timely filed with the appropriate Taxing Authority in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns are true, complete, and correct in all respects, except, other than with respect to federal income Tax Returns of Issuer, where such failure to file or failure to be true, complete, and correct could not reasonably be expected to have or result in a Material Adverse Effect. All Taxes payable by or on behalf of Issuer or any Subsidiary have been fully and timely paid (whether or not shown on any Tax Return), except where such failure to fully and/or timely pay could not reasonably be expected to have or result in a Material Adverse Effect. With respect to any period for which Tax Returns of or relating to Issuer or any of its Subsidiaries have not yet been filed or for which Taxes are not yet due or owing, Issuer has made due and sufficient accruals for such material Taxes on the face of the most recent balance sheet included in the financial statements of Issuer and on its Books and Records. All required estimated Tax payments sufficient to avoid any underpayment penalties have been made by or on behalf of Issuer and each Subsidiary, except where such failure to make such payments could not reasonably be expected to have or result in a Material Adverse Effect. There are no Liens as a result of any unpaid Taxes upon any of the assets of Issuer or any of its Subsidiaries, except for such Liens as could not reasonably be expected to have or result in a Material Adverse Effect. Except as described in the SEC Reports, neither Issuer nor any of its Subsidiaries is the subject of any audit, examination or other proceeding in respect of Taxes, and neither Issuer nor any of its Subsidiaries has received written notice that it is the subject of any audit, examination or other proceeding in respect of Taxes by any Taxing Authority. Except as described in the SEC Reports, no deficiencies for any Taxes have been proposed, asserted or assessed against Issuer or any of its Subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending, except where such deficiencies could not reasonably be expected to have or result in a Material Adverse Effect.

(b) Each of Issuer and its Subsidiaries has complied in all respects with all applicable Laws relating to the payment and withholding of Taxes and has duly and timely withheld and paid over to the appropriate Taxing Authority all amounts required to be so withheld and paid under all applicable Laws, except where such failure to comply, withhold or pay could not reasonably be expected to have or result in a Material Adverse Effect.

2.29 No Registration.

(a) Assuming the accuracy of the representations and warranties of Purchasers contained in ARTICLE 3 hereof and each Purchaser’s compliance with its agreements set forth herein, it is not necessary in connection with the offer, issuance, sale and delivery of the Shares in the manner contemplated by this Agreement to register the offer or sale of any of the Shares under the Securities Act.

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(b) Assuming the accuracy of the representations and warranties of the other investors party to the Other Subscription Agreements and their compliance with their respective agreements set forth therein, it is not necessary in connection with the offer, issuance, sale and delivery of the shares of Class A Common Stock in the manner contemplated by the Other Subscription Agreements to register the offer or sale of any of such shares of Class A Common Stock under the Securities Act.

2.30 Certain Information.

All written information provided by Issuer to Purchaser specifically in connection with the transactions contemplated by this Agreement that is not already included or incorporated by reference in the SEC Reports is, to the knowledge of Issuer, true and correct in all material respects as of the date provided; provided that (i) no representation or warranty is made with respect to any forward-looking statements, projections, estimates, budgets or other forward-looking information included in any such written information, and (ii) information included or incorporated by reference in the SEC Reports is governed exclusively by the representations and warranties set forth in Section 2.2. All Class A Common Stock being sold under the Other Subscription Agreements is being sold at the Per Share Purchase Price.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants to Issuer, as of the date hereof and as of the Closing Date, as follows:

3.1 Authority.

Such Purchaser has full right, power and authority to execute and deliver this Agreement, and to perform its obligations under this Agreement. This Agreement is a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally, and by the exercise of judicial discretion in accordance with equitable principles. No Consent of any third party, or Consent or Order of any court or Governmental Body is required for the consummation by such Purchaser of the purchase of the securities contemplated by this Agreement.

3.2 Brokers and Finders.

Such Purchaser has not incurred any Liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the transactions contemplated by this Agreement, and Issuer will not incur any Liability for any such fees or commissions as a result of any activities or agreements by such Purchaser in connection with the transactions contemplated by this Agreement.

3.3 Securities Act.

Such Purchaser is acquiring the Shares for its own account, for investment purposes and not with a view towards their distribution within the meaning of Section 2(a)(11) of the Securities Act in any manner that would be in violation of the Securities Act.

3.4 Beneficial Ownership of Class A Common Stock.

As of the date hereof, except as previously disclosed by Purchaser to Issuer in writing, such Purchaser is not the Beneficial Owner of (a) any Class A Common Stock or (b) any securities or other instruments representing the right to acquire Class A Common Stock.

3.5 Availability of Funds.

Such Purchaser has available cash in an amount sufficient for such Purchaser to pay the aggregate Purchase Price for the Shares and all fees, expenses and other amounts contemplated to be paid by such Purchaser in connection with the transactions contemplated by this Agreement.

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3.6 Securities Offering Exemption

(a) Such Purchaser is an “accredited investor” as defined in Rule 501(a)(3) under the Securities Act.

(b) Such Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Issuer is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares without registration under the Securities Act.

(c) Such Purchaser understands that its investment in the Shares involves risk. Such Purchaser (a) is able to fully bear the economic risk of an investment in the Shares, (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Shares and (c) has had an opportunity to ask questions of and receive answers from the officers of Issuer concerning the financial condition and business of Issuer and other matters related to an investment in the Shares. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its representatives shall modify, amend or affect such Purchaser’s right to rely on Issuer’s representations and warranties contained in ARTICLE 2 above. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(d) Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) Such Purchaser hereby represents that neither such Purchaser nor any of its Rule 506(d) Related Parties (as defined below) is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

3.7 No Conflicts.

Neither the execution and delivery of this Agreement by such Purchaser, nor the performance by such Purchaser of its obligations hereunder or thereunder, nor the consummation by such Purchaser of the transactions contemplated hereby or thereby, will (a) if such Purchaser is not a natural person, conflict with or violate any provision of such Purchaser’s certificate of incorporation, certificate of formation, limited liability company agreement, partnership agreement, bylaws or other organizational documents, as applicable, (b) result in a violation of any applicable Law or Order, or (c) conflict with or violate any contract, agreement or instrument to which such Purchaser is a party or by which such Purchaser or any of its properties or assets is bound, except, with respect to clauses (b) and (c), for any violation or conflict which could not reasonably be expected to materially delay or hinder the ability of such Purchaser to perform its obligations under this Agreement.

3.8 Legends.

(a) Such Purchaser understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities Laws, any certificates or other instruments representing the Shares shall bear customary legends referencing such restrictions on transferability.

(b) Notwithstanding the provisions in Section 3.8(a), and subject to the provision of representation letters from such Purchaser and its representatives as Issuer may reasonably require, certificates or instruments representing the Shares shall not contain any legend, (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). Such Purchaser agrees that the removal of the restrictive legend from certificates or instruments representing such security as set forth in this Section 3.8(b) is predicated upon Issuer’s reliance that such Purchaser will sell any such security pursuant to either the registration requirements of the Securities Act or an exemption therefrom.

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ARTICLE 4 Conditions to Closing

4.1 Conditions to Each Purchaser’s Obligations.

The obligations of each Purchaser to consummate the transactions contemplated hereby to be consummated at the Closing are subject to the satisfaction or written waiver (to the extent any such waiver is permitted by applicable Law) by such Purchaser, on or prior to the Closing Date, of each of the following conditions precedent:

(a) The representations and warranties of Issuer contained in ARTICLE 2 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for (i) representations and warranties that speak as of a specific date (other than the Fundamental Representations), which shall be true and correct in all material respects as of such specific date, and (ii) the representations and warranties set forth in Section 2.6 (Good Standing of Issuer), Section 2.8 (Capitalization), Section 2.9 (Shares), Section 2.11 (No Conflicts), Section 2.13 (Authorization), Section 2.22(b) (Insolvency; Financial Covenants) and Section 2.29 (No Registration) (the “Fundamental Representations”), which shall be true and correct in all respects as of the date when made and, except that with respect to Section 2.8 (which speaks only as of the date hereof and shall not be required to be true and correct as of the Closing Date), as of the Closing Date); provided that, for purposes of this Section 4.1(a) (other than with respect to the Fundamental Representations), inaccuracies in representations and warranties shall be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do not constitute, and would not reasonably be expected to result in, a Material Adverse Effect.

(b) Issuer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c) Issuer shall have delivered to such Purchaser evidence of issuance of the Shares, as contemplated by Section 1.4, on the Closing Date.

(d) Issuer shall have taken all steps necessary for the listing of the Shares on Nasdaq or such other national exchange on which the Class A Common Stock is listed; and the Shares shall have been approved for listing, on Nasdaq or such other national exchange on which the Class A Common Stock is listed, subject to official notice of issuance.

(e) Issuer shall have delivered to such Purchaser copies of all authorizations, Orders or Consents of any Governmental Body and any other Third Party required to consummate the issuance and sale of the Shares to such Purchaser and the issuance and sale of the Convertible Note, the Conversion Shares, the Warrants, the Warrant Shares, and the shares of Class A Common Stock contemplated by the Other Subscription Agreements.

(f) Issuer shall have delivered to such Purchaser a certificate of the Secretary or Assistant Secretary of Issuer containing a true and correct copy of the resolutions duly adopted by Issuer’s Board of Directors, approving and authorizing this Agreement and the Other Agreements, which certificate also certifies that such resolutions have not been rescinded, revoked, modified, or otherwise affected and remain in full force and effect.

(g) Issuer shall have delivered to such Purchaser a certificate of incumbency of Issuer executed by the Secretary or Assistant Secretary of Issuer listing the officers of Issuer authorized to execute this Agreement, which certificate also certifies as to the authority of each such officer to execute the agreements, documents, and instruments on behalf of Issuer in connection with the consummation of the transactions contemplated hereby and thereby.

(h) Issuer shall have delivered to such Purchaser (i) a copy of the Certificate of Incorporation of Issuer, certified as of a recent date by the Secretary of State of the State of Delaware, and a copy of the bylaws of Issuer, certified as of the date thereof by the Secretary or Assistant Secretary of Issuer; and (ii) copies of the certificate of incorporation or similar organizational document, as amended, of each Significant Subsidiary, certified as of a recent date by the Secretary of State of the state under the Laws of which the Significant Subsidiary is incorporated or organized, and copies of the bylaws or similar operating document of each Significant Subsidiary, as amended, certified as of the date thereof by the Secretary or Assistant Secretary of the Significant Subsidiary; and (iii) certificates of status, good standing or existence with respect to Issuer and each Significant Subsidiary from the Secretary of State of the state under the Laws of which Issuer or such Significant Subsidiary is incorporated or organized, as applicable, and of each other state in which Issuer is qualified or registered to do business, dated as of a recent date.

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(i) Issuer shall have delivered to such Purchaser the opinions of Raines Feldman Littrell LLP and Olshan Frome Wolosky LLP, and such other counsel, each as counsel to Issuer, relating to the matters set forth on Schedule 4.1(i).

(j) The other transactions contemplated by the Other Subscription Agreements shall have been consummated in accordance with the terms of the Other Subscription Agreements no later than concurrently with the Closing hereunder.

(k) There shall be no Order of any Governmental Body in effect as of the Closing that restrains, prohibits or makes illegal the consummation of the transactions contemplated by this Agreement and the Other Agreements.

(l) Since the date of this Agreement, and after giving effect to the transactions contemplated by this Agreement and the Other Subscription Agreements, there shall not have occurred any Material Adverse Change that is continuing as of the Closing Date.

(m) The Issuer shall have received gross proceeds of no less than $30,000,000 from the closing of the transactions contemplated by this Agreement and the Other Subscription Agreements.

4.2 Conditions to Issuer’s Obligations.

The obligations of Issuer to consummate the transactions contemplated hereby to be consummated at the Closing are subject to the satisfaction or written waiver (to the extent any such waiver is permitted by applicable Law) by Issuer, on or prior to the Closing Date, of each of the following conditions precedent:

(a) The representations and warranties of Purchaser contained in ARTICLE 3 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date).

(b) Each Purchaser shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c) Each Purchaser shall have delivered to Issuer the Purchase Price as contemplated by Section 1.3 on the Closing Date.

(d) There shall be no Order of any Governmental Body in effect as of the Closing that restrains, prohibits or makes illegal the consummation of the transactions contemplated by this Agreement and the Other Agreements.

ARTICLE 5 Additional Covenants

5.1 Confidentiality.

Each Purchaser will, and will direct its Affiliates and its and their respective representatives to, keep confidential any Information concerning Issuer, its Subsidiaries or its Affiliates that may be furnished to such Purchaser, its Affiliates or their respective representatives by or on behalf of Issuer or any of its representatives pursuant to this Agreement, provided that the Information may be disclosed (a) to such Purchaser’s Affiliates, its and their, direct and indirect equityholders, limited partners or members and its and their respective representatives on a need-to-know basis (including in connection with investor reporting activities) (provided that such Purchaser’s Affiliates and the respective representatives agree to maintain the confidentiality of such Information and such Purchaser will remain liable for any damages arising out of a failure by such Purchaser’s Affiliates and the respective representatives to keep such Information confidential in accordance with the provisions hereof unless such Affiliate or representative has entered into a confidentiality agreement enforceable by Issuer), and (b) in the event that such Purchaser, any of its Affiliates or any of its or their respective representatives are requested or required by applicable Law, regulation, judgment, stock exchange rule or other applicable judicial or governmental process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Information, in each of which instances such Purchaser, its Affiliates and its and their respective representatives, as the case may be, shall, to the extent legally permitted, provide notice to Issuer sufficiently in advance of any such disclosure so that Issuer will have a reasonable opportunity to timely seek to limit, condition or quash such disclosure. Each Purchaser acknowledges that it is aware, and that it has advised and will advise its Affiliates and its and their respective representatives who receive the Information, that applicable securities laws prohibit any Person who has received material non-public information concerning Issuer from purchasing or selling securities of Issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities, and such Purchaser agrees to comply, and to cause its Affiliates and its and their respective representatives to comply, with all applicable federal and state securities laws with respect to the Information.

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5.2 [Intentionally Omitted].

5.3 Approvals.

Pursuant to the written consent, dated the date hereof, of the holders of a majority of the voting power of Issuer, Issuer has obtained all requisite Consents of its stockholders for the issuance of the Shares, the Conversion Shares, the Warrant Shares, and the shares of Class A Common Stock to be issued pursuant to the Other Subscription Agreements (the “Stockholder Consent”). Promptly following the date of this Agreement, Issuer shall prepare and deliver to holders of its capital stock an Information Statement on Schedule 14C and such other information as may be necessary or appropriate regarding the Stockholder Consent pursuant to the Certificate of Incorporation, Issuer’s bylaws, Delaware law and the Exchange Act such that such Stockholder Consent shall be effective on the Closing Date.

5.4 Registration and Other Rights.

Purchasers shall be entitled to the registration and other rights set forth on Exhibit B hereto.

5.5 Operation of Business.

Except as required by applicable Law, as expressly contemplated by this Agreement, or as constitutes a Permitted Action (as defined below), during the period from the date of this Agreement until the Closing Date (or such earlier date on which this Agreement may be terminated pursuant to Section 6.1), Issuer shall, and shall cause its Subsidiaries (including any guarantors or grantors to be party to the Other Agreements) to, operate their respective businesses in the ordinary course. Notwithstanding the foregoing, the following actions shall constitute “Permitted Actions” and shall not be deemed a breach of this Section 5.5: (a) the redemption of the 2026 Notes in accordance with Section 2.24; (b) the preparation and filing of the Schedule 14C Information Statement and any amendments thereto in connection with the Stockholder Consent; (c) the predevelopment of Issuer’s operations in Dresden, New York and Columbus, Mississippi in the ordinary course and consistent in scope with past practice and Issuer’s disclosed business plans; (d) actions required by applicable Law or the rules and regulations of the Commission or Nasdaq; (e) actions taken in good faith in response to any emergency or force majeure event affecting Issuer’s operations or properties; and (f) actions required or expressly permitted by this Agreement or the Other Agreements.

ARTICLE 6 Termination

6.1 Termination.

This Agreement may be terminated at any time prior to the Closing:

(a) with respect to any Purchaser, by the mutual written consent of Issuer and such Purchaser;

(b) by any Purchaser (so long as such Purchaser is not then in material breach of any representation, warranty, covenant or agreement contained in this Agreement), if there has been a violation, breach or failure to perform by Issuer of any representation, warranty, covenant or agreement contained in this Agreement which violation, breach or failure to perform by Issuer would cause any condition set forth in Section 4.1 not to be satisfied and such (i) condition set forth in Section 4.1 is incapable of being satisfied by the Outside Date or (ii) violation, breach or failure to perform has not been cured on or prior to the earlier of (A) the date that is thirty (30) days from the date that Issuer was notified by such Purchaser in writing of such violation, breach or failure to perform or (B) the day prior to the Outside Date;

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(c) by Issuer, with respect to any Purchaser (so long as Issuer is not then in material breach of any representation, warranty, covenant or agreement of Issuer contained in this Agreement), if there has been a violation, breach or failure to perform by such Purchaser of any covenant, representation, warranty or agreement contained in this Agreement which violation, breach or failure to perform by such Purchaser would cause any condition set forth in Section 4.2 not to be satisfied and such (i) condition set forth in Section 4.2 is incapable of being satisfied by the Outside Date or (ii) violation, breach or failure to perform has not been cured on or prior to the earlier of (A) the date that is thirty (30) days from the date that such Purchaser was notified by Issuer in writing of such violation, breach or failure to perform or (B) the day prior to the Outside Date; or

(d) by any Purchaser or Issuer, if the Closing has not been consummated on or before October 10, 2026 (the “Outside Date”); provided, that the right to terminate this Agreement pursuant to this Section 6.1(d) will not be available to any Party whose breach of this Agreement has been the proximate cause of the failure of the Closing to occur by the Outside Date.

6.2 Notice of Termination.

If this Agreement is terminated pursuant to Section 6.1, written notice of such termination shall be given by the terminating Party to the other Party (setting forth a reasonably detailed description of the basis on which such party is terminating this Agreement).

6.3 Effect of Termination.

In the event of a termination of this Agreement pursuant to Section 6.1 by any Purchaser or Issuer, this Agreement will become void and have no effect, without any liability or obligation on the part of such Purchaser or Issuer (or any other Person); provided, that, notwithstanding the foregoing, (a) no such termination shall relieve any Party hereto of any liability for common law actual (and not constructive) fraud or willful and material breach by such Party of this Agreement and (b) the provisions of Section 5.1, this Section 6.3 and ARTICLE 7 will survive any such termination of this Agreement.

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ARTICLE 7 GENERAL PROVISIONS

7.1 Definitions.

(a) The terms set forth below shall have the meanings ascribed thereto in the referenced sections:

Term	Section
2026 Notes	2.22(a)
Agreement	Initial Paragraph
Atlas	Recitals
Class A Common Stock	Recitals
Class B Common Stock	2.8(a)
Commission	Recitals
Conversion Shares	Recitals
Conversant	Recitals
Convertible Note	Recitals
Closing	1.1
Closing Date	1.1
Defects	2.17
Escrow Agent	1.3
Escrow Agreement	1.3
Financing Statements	4.1(j)
Issuer	Initial Paragraph
Material Adverse Change	2.3
Material Adverse Effect	2.3
Other Investor Rights Agreements	2.15
Outside Date	6.1(d)
Permitted Actions	5.5
Permitted Exceptions	2.17
Per Share Purchase Price	1.2
Projections	2.30

Purchaser	Initial Paragraph
Purchasers	Initial Paragraph
Rule 506(d) Related Party	3.6(e)
SEC Reports	2.2
Securities Act	Recitals
Shares	Recitals
Significant Subsidiary	2.7
Stockholder Consent	5.3
Subscription Amount	1.3
Warrants	Recitals
Warrant Shares	Recitals

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(b) Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

(i)“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person.

(ii)“Beneficial Owner” shall have the meaning ascribed to it under Rule 13d-3 of the Exchange Act. The terms “Beneficial Ownership,” “Beneficially Own,” and “Beneficially Owned” shall have the correlative meanings.

(iii)“Books and Records” means all existing data, databases, books, records, correspondence, business plans and projections, tenant and vendor lists, files and papers.

(iv)“Business Day” means any day on which national banks are open for business in the City of New York.

(v)“Certificate of Incorporation” means Issuer’s Second Amended and Restated Certificate of Incorporation, as amended effective May 16, 2023.

(vi)“Consent” means any consent, approval, authorization, clearance, exception, waiver or similar affirmation by any Person required pursuant to any contract, Law, Order, Permit or stock exchange rule.

(vii)“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise. “Controls” and “Controlled by” have correlative meanings.

(viii)“Employees” means all employees of Issuer or any Subsidiary of Issuer.

(ix)“Environmental Law” means any and all statutes, codes, laws (including common law), ordinances, agency rules, regulations, and reporting or licensing requirements relating to pollution or protection of human health (with respect to exposure to Hazardous Materials) or the environment (including ambient and indoor air, surface water, ground water, land surface or subsurface strata, soil, soil vapor, and natural resources and any other environmental media), or emissions, discharges, spills, releases, or threatened releases of, or the manufacture, processing, distribution, use, treatment, storage, disposal, transport, generation, presence, sale, importation, exportation, labeling, recycling or handling of, or exposure to any Hazardous Material, including, (A) the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§9601 et seq.; (B) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§6901 et seq.; (C) the Emergency Planning and Community Right to Know Act (42 U.S.C. §§11001 et seq.); (D) the Clean Air Act (42 U.S.C. §§ 7401 et seq.); (E) the Clean Water Act (33 U.S.C. §1251 et seq.); (F) the Toxic Substances Control Act (15 U.S.C. §2601 et seq.); (G) the Hazardous Materials Transportation Act (49 U.S.C. §§ 5101 et seq.); (H) the Safe Drinking Water Act (41 U.S.C. §300f et seq.); (I) any state, county, municipal or local Laws similar or analogous to the federal Laws listed in parts (A)-(H) of this subparagraph, (J) any amendments to the Laws listed in parts (A)-(I) of this subparagraph, and (K) any Laws or Orders adopted pursuant to or implementing the Laws listed in parts (A)-(J) of this subparagraph.

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(x)“Environmental Permits” means Permits, Licenses, approvals, Consents, Orders, and authorizations which are required under Environmental Laws in connection with Issuer’s operations and business or the ownership, use, or lease of Issuer’s assets or properties.

(xi)“EPA” means the United States Environmental Protection Agency.

(xii)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(xiii)“Executive Officer” means, with respect to Issuer, any “officer” (as such term is defined in Rule 16a-1(f) under the Exchange Act) of Issuer.

(xiv)“GAAP” means generally accepted accounting principles as employed in the United States of America, applied consistently with prior periods and with Issuer’s historical practices and methods, provided that standards of materiality applicable to Issuer shall be employed without regard to standards of materiality used by Issuer in prior periods, and provided further, that Issuer’s historical practices and methods shall not be consistently applied to the extent they are not in accordance with GAAP.

(xv)“Governmental Body” means any government or governmental entity or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

(xvi)“Hazardous Materials” means any substance, material, or waste which is regulated or could give rise to liability under any Environmental Law, including any (A) asbestos or asbestos-containing materials, (B) petroleum or petroleum-containing or petroleum-derived materials, (C) radiation or radioactive materials, (D) harmful biological agents, including mold, (E) polychlorinated biphenyls, (F) per- and polyfluoroalkyl substances, and (G) any material, substance, or waste which is defined as a “hazardous waste,” “hazardous material,” “regulated substance,” “hazardous substance,” “extremely hazardous waste,” “restricted hazardous waste,” “contaminant,” “pollutant,” “toxic waste,” “toxic substance” or similar term under any Environmental Law.

(xvii)“Information” means information or documentation owned by Issuer which information may include, but is not necessarily limited to, financial data, business plans, personnel information (to the extent permitted under applicable Law), drawings, samples, devices, trade secrets, technical information, results of research and other data in either oral or written form; provided, however, that “Information” does not include information which (A) is or becomes generally available to the public other than as a result of a disclosure by a Purchaser or its representatives, (B) was lawfully within a Purchaser’s possession prior to its being furnished to a Purchaser by or on behalf of Issuer, provided further that the source of such information was not known by a Purchaser to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to Issuer or any other Person with respect to such information, or (C) is developed by a Purchaser after initial disclosure by Issuer.

(xviii)“Investor” means each of Purchasers, MIG, and Atlas, together with their respective permitted assigns.

(xix)“IRS” means the Internal Revenue Service of the United States of America.

(xx)“Law” means any code, directive, law (including common law), ordinance, regulation, reporting or licensing requirement, rule, or statute, including those promulgated, interpreted, or enforced by any Governmental Body.

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(xxi)“Liability” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the Ordinary Course of Business) of any type, secured or unsecured whether accrued, absolute or contingent, direct or indirect, liquidated or unliquidated, matured or unmatured, known or unknown or otherwise.

(xxii)“License” means any license, franchise, notice, permit, easement, right, certificate, authorization, or approval to which any Person is a party or that is or may be binding on any Person or its securities, property or business.

(xxiii)“Lien” means any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, lien, mortgage, pledge, reservation, restriction, right of way, security interest, title retention or other security arrangement, on, or with respect to any property or property interest.

(xxiv)“Litigation” means any suit, action, administrative or other audit (other than regular audits of financial statements by outside auditors), proceeding, arbitration, cause of action, charge, claim, complaint, compliance review, criminal prosecution, grievance inquiry, hearing, inspection, investigation (governmental or otherwise), before any Governmental Body.

(xxv)“Nasdaq” means The Nasdaq Stock Market LLC.

(xxvi)“Order” means any decree, injunction, judgment, order, ruling, writ, quasi-judicial decision or award or administrative decision or award of any federal, state, local, foreign or other court, arbitrator, mediator, tribunal, administrative agency or Governmental Body to which any Person is a party or that is or may be binding on any Person or its securities, assets or business.

(xxvii)“Ordinary Course of Business” means the following: an action taken by a Person shall be deemed to have been taken in the Ordinary Course of Business only if that action: (A) is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person; and (B) does not require authorization by the shareholders of such Person (or by any Person or group of Persons exercising similar authority).

(xxviii)“Other Agreements” means the Other Subscription Agreements, the Other Investor Rights Agreements, the Convertible Note, the Warrants, and each other agreement contemplated by the Other Subscription Agreement between Issuer and MIG.

(xxix)“Party” means any party hereto and “Parties” means all parties hereto.

(xxx)“Permit” means any Governmental Body approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, assets, or business.

(xxxi)“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.

(xxxii)“Properties” means the properties and undeveloped land described in the SEC Reports as being owned by Issuer or its Subsidiaries (including, without limitation, properties and undeveloped land owned through unconsolidated joint ventures).

(xxxiii)“Required Investors” means the Purchasers that collectively represent a majority in aggregate amount of the purchase price for the shares of Class A Common Stock to be sold pursuant to this Agreement.

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(xxxiv)“Subsidiary” of a Person means any business entity of which the Person either (A) owns or controls 50% or more of the outstanding equity securities, either directly or indirectly, (provided there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (B) in the case of partnerships, serves as a general partner, (C) in the case of a limited liability company, serves as a managing member, or (D) otherwise has the ability to elect a majority of the directors, trustees, managing members or others thereof.

(xxxv)“Tax” means any federal, state, county, local, or foreign tax, charge, fee, levy, impost, duty, or other assessment, including income, gross receipts, excise, employment, sales, use, transfer, recording, License, payroll, franchise, severance, documentary, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duty, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other tax or governmental fee of any kind whatsoever, imposed or required to be withheld by any Governmental Body, including any interest, penalties, and additions imposed thereon or with respect thereto, and including Liability for the taxes of any other Person under Treas. Reg. 1.1502-6 (or any similar provision of state, local, or foreign Law) as a transferee or successor, by contract, or otherwise.

(xxxvi)“Tax Return” means any return (including any informational return) report, statement, schedule, notice, form or other document or information filed with or submitted to, or required to be filed with or submitted to any Taxing Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of compliance with any legal requirement relating to any Tax.

(xxxvii)“Taxing Authority” means the IRS and any other federal, state, local or foreign Governmental Body responsible for the administration of any Tax.

(xxxviii)“Third Party” means any Person other than a Party.

(xxxix)“Undisclosed Liabilities” means any Liability that is not fully reflected or reserved against in Issuer’s financial statements.

7.2 Fees and Expenses.

Except as otherwise specifically provided below or elsewhere in this Agreement, regardless of whether the transactions contemplated by this Agreement are consummated, Issuer and each Purchaser shall pay their respective fees and expenses in connection with the transactions contemplated by this Agreement.

7.3 Notices.

All notices, requests, demands, and other communications hereunder shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a), as follows:

If to Issuer:

1159 Pittsford-Victor Road, Suite 240
Pittsford, New York 14534
Attention: Chief Executive Officer
Telephone: ***
E-mail: ***

with a copy (which shall not constitute notice) to:

Raines Feldman Littrell LLP
1350 Avenue of the Americas
New York, New York 10019
Attention: Gregg Shulklapper
E-mail: ***

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and

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Kenneth Silverman
E-mail: ***

If to any Purchaser:

To the address set forth for such Purchaser on the signature page attached hereto,

or to such other address as the parties hereto may designate in writing to the other in accordance with this Section 7.3. Any Party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by e-mail transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.

7.4 Assignment

Any assignment under this Agreement by any of the Parties hereto shall be void, invalid and of no effect without the written consent of the other Party; provided, however, that any Purchaser may assign its rights under this Agreement, in whole or in part, to any Affiliate so long as the assignee(s) agree to be bound in writing by the terms and conditions of this Agreement; provided further that no such assignment shall relieve such Purchaser of any of its obligations hereunder, and such Purchaser shall remain jointly and severally liable with such assignee(s) for all obligations of such Purchaser under this Agreement.

7.5 No Benefit to Others.

The representations, warranties, covenants, and agreements contained in this Agreement are for the sole benefit of the Parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, and they shall not be construed as conferring any Third Party beneficiary or any other rights on any other Persons except as provided in Section 7.8(b).

7.6 Headings and Gender; Construction; Interpretation.

(a) The table of contents and the captions and section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. All references in this Agreement to “Section” or “Article” shall be deemed to be references to a Section or Article of this Agreement.

(b) Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.”

(c) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any Purchaser or Issuer, whether under any rule of construction or otherwise. No Party to this Agreement shall be considered the draftsman. On the contrary, this Agreement has been reviewed, negotiated and accepted by all Parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words so as fairly to accomplish the purposes and intentions of all the Parties.

7.7 Counterparts.

This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one counterpart has been signed by each Party and delivered to the other Party hereto.

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7.8 Integration of Agreement.

(a) This Agreement and the schedules, exhibits, and the other agreements between the Parties contemplated by this Agreement, constitutes the entire agreement between the Parties relating to the subject matter hereof and supersede all prior agreements, oral and written, between the Parties with respect to the subject matter hereof.

(b) This Agreement, or any provision hereof, may be changed, waived, discharged, supplemented, or terminated only by a written instrument duly executed by Issuer and the Required Investors, it being understood that any amendment or waiver effected in accordance with this Section 7.8(b) shall be binding upon each party to this Agreement. The failure or delay of any Party at any time or times to require performance of any provision of this Agreement shall in no manner affect its right to enforce that provision. No single or partial waiver by any Party of any condition of this Agreement, or the breach of any term of this Agreement or the inaccuracy or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be construed or deemed to be a further or continuing waiver of any such condition, breach or inaccuracy or a waiver of any other condition, breach or inaccuracy.

7.9 Waiver.

The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement shall operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power, privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party shall be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party shall be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

7.10 Governing Law.

Regardless of any conflict of law or choice of law principles that might otherwise apply, the Parties agree that this Agreement shall be governed by and construed in all respects in accordance with the Laws of the State of New York. The Parties agree and acknowledge that the State of New York has a reasonable relationship to the Parties and/or this Agreement. As to any dispute or Litigation arising out of or relating in any way to this Agreement or the transaction at issue in this Agreement, the Parties hereby agree and consent to be subject to the jurisdiction of the United States District Court for the Southern District of New York. If jurisdiction is not present in federal court, then the Parties hereby agree and consent to the jurisdiction of the state courts of New York County, New York. Each Party hereby irrevocably waives, to the fullest extent permitted by Law, (a) any objection that it may now or hereafter have to laying venue of any Litigation brought in such court, (b) any claim that any Litigation brought in such court has been brought in an inconvenient forum, and (c) any defense that it may now or hereafter have based on lack of personal jurisdiction in such forum.

7.11 Partial Invalidity.

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. To the extent the deemed deletion of the invalid, illegal or unenforceable provision or provisions is reasonably likely to have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement, the Parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as practicable to that of the invalid, illegal or unenforceable provisions.

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7.12 Survival.

The covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby until fully performed. The Fundamental Representations (as defined in Section 4.1(a)) shall survive the Closing until the expiration of the applicable statute of limitations. All other representations and warranties made in this Agreement shall survive the Closing for a period of two (2) years following the Closing Date (the “Survival Period”), after which time such representations and warranties shall terminate and be of no further force or effect; provided that (a) any claim for breach of any representation or warranty that is asserted in writing prior to the expiration of the applicable Survival Period shall survive until such claim is finally resolved and (b) nothing herein shall limit any claim based on common law fraud or willful and material breach.

7.13 Specific Enforcement.

The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The Parties accordingly agree that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GREENIDGE GENERATION HOLDINGS INC.

By:
	Name:	Jordan Kovler
	Title:	Chief Executive Officer

COUNTERPART SIGNATURE PAGE

By executing this Counterpart Signature Page, the undersigned Purchaser: (a) agrees to subscribe for and purchase, and acknowledges that Issuer agrees to sell and issue to the undersigned, the number of Shares set forth on Exhibit A to the Agreement at the aggregate Purchase Price below, subject to the terms and conditions of this Agreement, effective as of the Closing Date; and (b) agrees that, from and after the Closing Date and subject to payment of the Purchase Price, the undersigned is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, this Agreement.

Aggregate Purchase Price[1]:

Number of Shares to be Acquired:	[To be determined based on Per Share Purchase Price]

FOR COMPLETION BY INVESTORS WHO ARE INDIVIDUALS:

Investor’s Name:
(print or type)

Signature:
(signature)

Address:

FOR COMPLETION BY INVESTORS WHO ARE NOT INDIVIDUALS:
(i.e., corporations, partnerships, limited liability companies, trusts or other entities)

Investor’s Name:
(print or type)

By:
(signature of authorized representative)

Name:
(print or type name of authorized representative)

Title:
(print or type title of authorized representative)

Address:

[1]	Final amount to be adjusted as necessary and set forth on Exhibit A to result in whole Shares being issued at the Per Share Purchase Price.

Exhibit B

Registration and Other Rights

1.Shelf Registration Rights.

(a)Shelf Registration. Within sixty (60) days after the Closing Date, the Issuer shall prepare and file with the Commission a Shelf Registration Statement under the Securities Act covering the resale of all Registrable Securities then outstanding or issuable pursuant to this Agreement. The Issuer shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable after filing, and in no event later than the earlier of (A) sixty (60) days after filing (or ten (10) business days after the date on which Issuer is notified by the Commission that the Shelf Registration Statement will not be reviewed or is not subject to further review) and (B) one hundred twenty (120) days after the Closing Date. Notwithstanding the foregoing, the Issuer shall not be obligated to file a Shelf Registration Statement if the Issuer shall furnish to the Holders a certificate signed by the Issuer’s Chief Executive Officer stating that, in the good faith judgment of the Board (as evidenced by a written resolution of the Board), it would not be in the best interests of the Issuer and its stockholders generally for such Shelf Registration Statement to be filed, in which event the Issuer shall have the right to defer such filing for a period of not more than ninety (90) days after the otherwise applicable filing deadline; provided that such right shall be exercised by the Issuer not more than once in any twelve (12)-month period.

(b)Earnings Window Deferral. Notwithstanding anything to the contrary in this Section 1, the Issuer shall not be required to file any Shelf Registration Statement, amendment or supplement thereto, or request acceleration of effectiveness thereof, and may suspend the use of any Shelf Registration Statement and any related prospectus, during the period beginning on the date that is fifteen (15) days prior to, and ending on the date that is two (2) Business Days following, the filing by the Issuer of its Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, for the applicable fiscal quarter or fiscal year. Any deferral or suspension pursuant to this Section 1(b) shall be in addition to, and shall not be deemed to be a utilization of, the Issuer’s deferral and suspension rights set forth in Section 1(a) or under Section 1(f).

(c)Obligations of the Issuer. Whenever required to effect a Shelf Registration pursuant to this Section 1, the Issuer shall, as expeditiously as reasonably practicable:

(i)prepare and file with the Commission a Shelf Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Shelf Registration Statement to become effective, and keep such Shelf Registration Statement continuously effective until the earlier of (A) such time as all Registrable Securities registered thereunder have been sold, and (B) such time as all Registrable Securities covered thereby may be sold without restriction under SEC Rule 144;

(ii)prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus used in connection therewith, and use its reasonable best efforts to cause each such amendment and supplement to become effective, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement;

(iii)furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(iv)use its reasonable best efforts to register or qualify the securities covered by such Shelf Registration Statement under such other securities or “blue sky” laws of such states and jurisdictions as shall be reasonably requested by the Holders; provided that the Issuer shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or file a general consent to service of process in any such state or jurisdiction unless already subject thereto;

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(v)notify each selling Holder, promptly after the Issuer receives notice thereof, of (A) the time when such Shelf Registration Statement has been declared effective or a supplement to any prospectus forming a part thereof has been filed, (B) any request by the Commission that the Issuer amend or supplement such Shelf Registration Statement or prospectus, and (C) the happening of any event as a result of which the prospectus included in such Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly prepare and file such amendments and supplements as may be required on account of such event; and

(vi)apply for listing and use its reasonable best efforts to list the Registrable Securities being registered on any national securities exchange on which such class of the Issuer’s equity securities is then listed.

(d)Furnish Information. It shall be a condition precedent to the obligations of the Issuer to take any action pursuant to this Section 1 in respect of the Registrable Securities of any selling Holder that such selling Holder shall furnish to the Issuer such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably requested by the Issuer in connection with such Shelf Registration.

(e)Expenses. The Issuer shall bear and pay all expenses incurred in connection with any Shelf Registration pursuant to this Section 1, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Issuer and the reasonable fees and disbursements of one counsel for the selling Holders selected by the Holders of a majority of the Registrable Securities to be registered (up to a maximum amount of $15,000).

(f)Suspension. Notwithstanding anything herein to the contrary, the Issuer may suspend the use of any Shelf Registration Statement and any related prospectus if the Issuer shall have furnished to the Holders of Registrable Securities included on such Shelf Registration Statement a certificate signed by the Chief Executive Officer of the Issuer stating that, in the good faith judgment of the Board (as evidenced by a written resolution of the Board), because of valid business reasons (including, without limitation, any proposal or plan of the Issuer or any of its subsidiaries to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other transaction, or because of required disclosure or filings with the Commission), it is in the best interests of the Issuer to suspend such use, and prior to suspending such use the Issuer provides the affected Holders with written notice of such suspension (which notice need not specify the nature of the event giving rise to such suspension); provided that (A) no single suspension period under this provision shall exceed forty-five (45) days, (B) the aggregate number of days during which the Issuer may exercise any combination of deferral and suspension rights under this Section 1 shall not exceed ninety (90) days in any twelve (12)-month period, and (C) the Issuer shall not be permitted to exercise any such right more than twice in any twelve (12)-month period. Upon receipt of such notice, each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Holder is advised in writing by the Issuer that the related prospectus may be used, which notice the Issuer agrees to provide promptly following the lapse of the event or circumstances giving rise to such suspension. Each such Holder shall keep confidential any communications received by it from the Issuer regarding the suspension of the use of a Shelf Registration Statement and related prospectus (including the fact of the suspension), except as required by applicable law.

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(g)Indemnification and Contribution.

(i)To the extent permitted by law, the Issuer will indemnify and hold harmless each Holder, the officers, directors, partners, members, agents and employees of each Holder, legal counsel and accountants for each such Holder, and each Person, if any, who controls such Holder or other aforementioned Person within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (A) any untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement (including any preliminary or final prospectus contained therein or any amendments or supplements thereto) or any issuer information (as defined in Rule 433 under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act; (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made in the case of any prospectus, not misleading; or (C) any violation or alleged violation by the Issuer of the Securities Act, the Exchange Act or any state or federal securities law; provided, however, that the Issuer shall not be liable to a Holder to the extent that such loss, claim, damage or liability arises out of or is based upon a statement or omission made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder expressly for use therein. The Issuer will promptly reimburse each such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action, as incurred. The indemnity agreement contained in this Section 1(g)(i) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable to a Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon (A) a Violation that occurs in reliance upon and in conformity with written information furnished to the Issuer expressly for use in such registration by or on behalf of such Holder or (B) in the case of a sale directly by a Holder of Registrable Securities, an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus and corrected in a final, amended or supplemented prospectus (including a free writing prospectus) delivered to such Holder a reasonable period of time prior to the time of such sale, and such Holder failed to deliver a copy of such final, amended or supplemented prospectus (including a free writing prospectus) at or prior to the time of sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which the delivery of such final, amended or supplemented prospectus (including a free writing prospectus) would have eliminated such loss, claim, damage or liability

(ii)Each Holder that includes any Registrable Securities in any Shelf Registration Statement will furnish to the Issuer in writing such information as the Issuer reasonably requests for use in connection with any such Shelf Registration Statement or prospectus and agrees to indemnify and hold harmless the Issuer, each of its directors, each of its officers who have signed the registration statement, and each Person, if any, who controls the Issuer within the meaning of the Securities Act, each other selling Holder and each Person, if any, who controls a selling Holder within the meaning of the Securities Act against any losses, claims, damages, or liabilities (joint or several) to which the Issuer or any such director, officer, Holder or controlling Person may become subject, under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder expressly for use in such registration, and each such Holder will promptly reimburse any legal or other expenses reasonably and actually incurred by the Issuer or any such director, officer, Holder or controlling Person in connection with investigating or defending any such loss, claim, damage, liability, or action, as incurred; provided, however, that the liability of any Holder hereunder shall be limited to the proceeds from the offering received by such Holder (net of any underwriting discounts, commissions or other selling expenses); and provided, further, that the indemnity agreement contained in this Section 1(g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld, conditioned or delayed), nor, in the case of a sale directly by the Issuer of its securities (including a sale of such securities through any underwriter retained by the Issuer to engage in a distribution solely on behalf of the Issuer), shall the Holder be liable to the Issuer in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final, amended or supplemented prospectus (including a free writing prospectus), and the Issuer or such underwriter failed to deliver a copy of such final, amended or supplemented prospectus (including a free writing prospectus) at or prior to the time of sale of the securities to the Person asserting any such loss, claim, damage or liability and the delivery of such final, amended or supplemented prospectus (including a free writing prospectus) would have eliminated such loss, claim, damage or liability. The obligations of the Holders hereunder are several, not joint.

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(iii)Promptly after receipt by an indemnified party under this Section 1(g) of notice of the commencement of any action (including any governmental action) for which the party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1(g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 1(g) to the extent, and only to the extent, of such prejudice.

(iv)In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (A) any indemnified party exercising rights under this Agreement, or any controlling Person of any such indemnified party, makes a claim for indemnification pursuant to this Section 1(g) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1(g) provides for indemnification in such case, or (B) contribution under the Securities Act may be required on the part of any such indemnifying party or any such controlling Person in circumstances for which indemnification is provided under this Section 1(g), then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damages or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damages or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any other amounts paid by such Holder pursuant to this Section 1(g), shall exceed the aggregate net proceeds received by such Holder in the offering out of which such loss, liability, claim, damage or expense arose. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, in no event shall such Holder’s liability pursuant to this Section 1(g)(iv), when combined with any amounts paid or payable by such Holder pursuant to Section 1(g)(ii), exceed proceeds received by such Holder from the offering out of which the loss, liability, claim, damage or expense arose (net of any underwriting discounts, commissions or other selling expenses)

(h)Reports Under the Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Issuer to the public without registration, and with a view to making it possible for Holders to have the resale of the Registrable Securities registered pursuant to a Shelf Registration Statement on Form S-3, the Issuer shall use its reasonable best efforts to:

(i)make and keep adequate public information available, as those terms are understood and defined in SEC Rule 144, for so long as the Issuer is subject to the periodic reporting requirements under Section 13 or Section 15(d) of the Exchange Act;

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(ii)take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities; and

(iii)file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act.

(i)Termination of Registration Rights. The registration obligations of the Issuer pursuant to this Section 1 shall terminate with respect to any Holder on the first date upon which all of the remaining Registrable Securities then held or issuable to such Holder (together with any Affiliate of such Holder) could be sold without restriction under SEC Rule 144.

2.ROFO Rights.

(a)Sale of New Securities. Subject to the terms and conditions of this Section 2, each Purchaser shall have the right to purchase up to its pro rata share (based on its beneficial ownership of the then-outstanding Class A Common Stock on a fully diluted basis) of all issuances of equity or securities convertible into, exercisable for, or exchangeable for equity in the Issuer from the Closing Date to the earliest of (i) the third (3rd) anniversary of the date of the Closing Date, (ii) the date such Purchaser and its Affiliates collectively beneficially own less than three percent (3.0%) of the shares of Class A Common Stock purchased by such Purchaser pursuant to this Agreement, and (iii) the consummation of a Change of Control (as defined below), if at any time or from time to time after the Closing Date, the Issuer makes any public or non-public offering of any equity securities (including Class A Common Stock or preferred shares, options or debt that is convertible into, exercisable for, or exchangeable for equity securities or that includes an equity component, such as an “equity” kicker, including any hybrid security) (any such security, a “New Security”)) for cash (other than (i) pursuant to the granting of employee equity awards, in each case in the ordinary course of equity compensation awards or stock purchase plans or dividend reinvestment plans, (ii) issuances for the purposes of consideration in acquisition transactions, (iii) issuances of Class A Common Stock pursuant to at-the-market offering, equity line of credit and similar programs, (iv) issuances in connection with any rights offering to all stockholders of the Issuer on a pro-rata basis, (v) issuances upon the conversion, exchange or exercise of any outstanding convertible securities, warrants or options existing as of the date hereof or issued after the date hereof in compliance with this Agreement, (vi) issuances pursuant to the Equity Interest Payment Agreement between the Issuer and the Affiliates of Atlas or (v) issuances pursuant to the Sponsor Incentive (as defined in the Other Investor Rights Agreements). Each Purchaser shall be afforded the opportunity to acquire from the Issuer for the same price and on the same terms as such New Securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its then proportionate Class A Common Stock-equivalent interest. The amount of New Securities that each Purchaser shall be entitled to purchase in the aggregate shall be determined by multiplying (A) the total number of such offered shares of New Securities by (B) a fraction, the numerator of which is the number of shares of Class A Common Stock beneficially owned by such Purchaser, and the denominator of which is the number of shares of Class A Common Stock then outstanding on a fully diluted basis (including, for the avoidance of doubt, all shares of Class A Common Stock issuable upon conversion of all outstanding shares of Class B Common Stock). For purposes of this Section 2, “Change of Control” means any merger, consolidation, sale of all or substantially all of the Issuer’s assets, or any other transaction or series of related transactions as a result of which any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) other than any Purchaser and its Affiliates acquires beneficial ownership of more than fifty percent (50%) of the combined voting power of the Issuer’s then-outstanding securities.

(b)Notice. In the event the Issuer proposes to offer New Securities, it shall deliver to each Purchaser a written notice describing in reasonable detail the material terms of the proposed offering, including the type of securities proposed to be sold, the aggregate amount sought to be raised, the aggregate amount that such Purchaser has the right to purchase, the anticipated pricing methodology, the anticipated closing timeline and the other material terms upon which the Issuer proposes to offer the same, no later than ten (10) business days prior to the commencement of such offer or sale, as the case may be, or six (6) business days prior to the commencement of such offer in the case of an underwritten public offering of Class A Common Stock or preferred shares on an “overnight” or equivalent expedited offering (an “Expedited Offering”). Each Purchaser shall have seven (7) business days (four (4) business days in the case of an Expedited Offering) from the date of receipt of such a notice to notify the Issuer in writing that it intends to exercise such purchase rights and as to the amount of New Securities such Purchaser desires to purchase. Such notice shall constitute a non-binding indication of interest to purchase the amount of New Securities so specified at the price and other terms set forth in the Issuer’s notice to it. The failure of a Purchaser to respond within such seven (7) business day period (or four (4) business day period in the case of an Expedited Offering) shall be deemed to be a waiver of the rights under this Section 2 only with respect to the offering described in the applicable notice.

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(c)Purchase Mechanism. If rights are exercised pursuant to this Section 2, the closing of the purchase of the New Securities with respect to which such right has been exercised shall occur simultaneously with the closing of the applicable offering or as promptly as practicable thereafter, subject to receipt of any required regulatory or stockholder approval. The Issuer may consummate the applicable offering before any Purchaser’s purchase if delaying the offering would reasonably be expected to adversely affect the Issuer or the financing, in which case the Issuer shall use reasonable best efforts to provide such Purchaser with a post-closing opportunity to purchase its applicable portion of the New Securities on the same terms, to the extent permitted by applicable law and listing standards of The Nasdaq Stock Market or the national securities exchange on which the Issuer’s Class A Common Stock is then listed. The Issuer and each Purchaser agree to use their reasonable best efforts to secure any regulatory or other consents or stockholder approval, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(d)Failure of Purchase. In the event rights provided in this Section 2 are not exercised within the prescribed period or, if so exercised, any Purchaser is unable to consummate such purchase within the time period specified in Section 2(c) above, the Issuer shall thereafter be entitled during the period of sixty (60) days following the conclusion of the applicable period to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within thirty (30) days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 2 or that any Purchaser is unable to purchase because of such failure to obtain any such consent or approval, at a price per security not less than the price specified in the Issuer’s notice to each Purchaser and on terms not materially more favorable to the purchasers thereof than those set forth in such notice. In the event the terms upon which the New Securities are proposed to be offered to third parties are materially more favorable to such third parties than those specified in the Issuer’s notice to any Purchaser, the Issuer shall promptly provide written notice to such Purchaser of such revised terms, and such Purchaser shall have seven (7) business days following receipt of such notice to elect to purchase up to its pro rata share of the New Securities at such revised, more favorable terms. If any Purchaser elects to participate, the closing shall occur simultaneously with, or promptly following, the closing with such third parties. If such Purchaser does not elect to participate within such seven (7) business day period, the Issuer may proceed to sell the New Securities to such third parties on such revised terms without any further obligation to such Purchaser with respect to such offering. In the event the Issuer has not sold the New Securities or entered into an agreement to sell the New Securities within the sixty (60) day period specified above (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Issuer shall not thereafter offer, issue or sell such New Securities without first offering such securities to each Purchaser in the manner provided above.

3.Certain Defined Terms. Except as otherwise provided in this Exhibit B and this Agreement, the capitalized terms set forth below shall have the following meanings:

(a)“Commission” means the United States Securities and Exchange Commission.

(b)“Form S-1” means such form under the Securities Act as in effect on the date hereof or any similar registration form under the Securities Act subsequently adopted by the Commission.

(c)“Form S-3” means such form under the Securities Act as in effect on the date hereof or any similar registration form under the Securities Act subsequently adopted by the Commission that permits incorporation of substantial information by reference to other documents filed by the Issuer with the Commission.

(d)“Holder” means any holder of Registrable Securities, including any Purchaser.

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(e)“Registrable Securities” means (i) the shares of Class A Common Stock purchased by the Purchasers (or their respective Affiliates or permitted transferees) pursuant to this Agreement (the “Purchased Shares”), (ii) any shares of Class A Common Stock issued or issuable as a dividend or other distribution with respect to the Purchased Shares, and (iii) any shares of Class A Common Stock issued in exchange for or in replacement of the securities described in clauses (i) or (ii) by reason of any stock split, stock dividend, reclassification, recapitalization, merger, consolidation or similar event. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities may be sold without restriction pursuant to SEC Rule 144.

(f)“SEC Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

(g)“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(h)“Shelf Registration” means a registration on a Shelf Registration Statement under Rule 415 promulgated under the Securities Act.

(i)“Shelf Registration Statement” means a registration statement on Form S-3 (or, if Form S-3 is not then available to the Issuer, Form S-1) effecting a Shelf Registration.

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ANNEX G
MIG Investor Rights Agreement

FORM OF INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the [_] day of [_], 2026, by and between MIG REF II INFR, LLC, a Delaware limited liability company (“Investor”), and Greenidge Generation Holdings Inc., a Delaware corporation (the “Company”).

RECITALS

A.WHEREAS, on the date hereof, the Company is issuing and selling to Investor, and Investor is purchasing from the Company, (i) 2,923,976 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), for an aggregate purchase price of $5,000,000, (ii) a senior secured convertible promissory note in the aggregate principal amount of $10,000,000 (the “Convertible Note”), which is convertible into shares of Class A Common Stock (the “Conversion Shares”), and (iii) warrants (the “Warrants”) to purchase up to 1,754,386 shares of Class A Common Stock (the “Warrant Shares”), pursuant to the Subscription Agreement, dated as of July 19, 2026 (the “Subscription Agreement”), between the Company and Investor;

B.WHEREAS, in connection with the closing of the transactions contemplated by the Subscription Agreement, the Company and its board of directors (the “Board”) have agreed to reconstitute the Board as set forth herein, including the appointment to the Board of the nominees designated by Investor as set forth herein; and

C.WHEREAS, as an inducement to Investor to enter into the Subscription Agreement and purchase the Shares, the Convertible Note and the Warrants, Investor and the Company hereby agree that this Agreement shall govern the respective rights of the parties specified herein, including the rights of Investor to (i) identify and designate director nominees for appointment or election to the Board, (ii) designate a member of the Capital Committee of the Board (the “Capital Committee”), (iii) designate a non-voting observer to attend meetings of the Board, (iv) participate in certain future equity or equity-linked financings of the Company, (v) receive certain project-level acquisition fees and/or promote incentives for certain post-closing services provided to the Company, and (vi) require the registration for resale under the Securities Act of the Shares, the Conversion Shares, the Warrant Shares and any shares of Class A Common Stock issuable pursuant to the Sponsor Incentive (as defined herein), in each case subject to the terms and conditions set forth below.

Unless otherwise provided, all capitalized terms shall have the meaning ascribed to them in Section 1.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Definitions. For purposes of this Agreement:

(a)“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls or is controlled by or is under common control with such Person.

(b)“Atlas Investor” means Atlas GREE Investment Holdco LLC and its permitted successors and assigns.

(c)“beneficially own” shall have the meaning ascribed to such term under Rule 13d-3 of the Exchange Act. For the avoidance of doubt, references to Investor’s and its Affiliate’s beneficial ownership of Class A Common Stock in this Agreement shall include the Conversion Shares issuable upon conversion of the Convertible Note and the Warrant Shares issuable upon exercise of the Warrants.

(d)“business day” means any day on which national banks are open for business in the City of New York.

(e)“Commission” means the United States Securities and Exchange Commission.

(f)“Confidential Information” means all information or documentation relating to or concerning the Company, its subsidiaries or Affiliates, whether or not owned by the Company, which information may include, but is not necessarily limited to, financial data, business plans, personnel information (to the extent permitted under applicable law), drawings, samples, devices, trade secrets, technical information, results of research and other data, in whatever form communicated or maintained, whether oral, written, electronic or otherwise; provided, however, that “Confidential Information” does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by Investor or any of its representatives in violation of this Agreement, (ii) was lawfully within Investor’s possession prior to its being furnished to Investor by or on behalf of the Company, provided further that the source of such information was not known by Investor to be, and, after reasonable inquiry, should not have been known by Investor to be, bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other Person with respect to such information, or (iii) is independently developed by or for Investor after the initial disclosure by the Company, provided that such development occurred without reference to, reliance upon, or use in any way of, any Confidential Information received from or on behalf of the Company.

(g)“control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise; “controls” and “controlled by” have correlative meanings.

(h)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(i)“Form S-1” means such form under the Securities Act as in effect on the date hereof or any similar registration form under the Securities Act subsequently adopted by the Commission.

(j)“Form S-3” means such form under the Securities Act as in effect on the date hereof or any similar registration form under the Securities Act subsequently adopted by the Commission that permits incorporation of substantial information by reference to other documents filed by the Company with the Commission.

(k)“Governing Documents” mean the Company’s bylaws, certificate of incorporation or similar constituent documents, together with any other document which may set forth qualification requirements applicable to members of the Board or which may set forth items which require the approval of specified members or types of members of the Board, in all cases as the same may be amended from time to time.

(l)“Heightened Independence Standards” means the independence requirements applicable to directors of the Company under the listing standards of The Nasdaq Stock Market or any other national securities exchange on which the Company’s Class A Common Stock is then listed, as well as any heightened independence requirements applicable to service on committees of the Board, in each case as amended from time to time.

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(m)“Holder” means any holder of Registrable Securities.

(n)“MIG Director” and “MIG Directors” mean the Initial MIG Director, any director of the Company that Investor designates for appointment or election to the Board pursuant to Section 2(c), and each of them individually, and any Qualified Replacement.

(o)“Ownership Period” means any period of time during which Investor has the right to designate at least one (1) MIG Director for nomination as a director of the Company as described in Section 2(c).

(p)“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.

(q)“Qualified Replacement” means any individual designated by Investor who completes the standard director and officer questionnaire and other reasonable and customary director onboarding documentation required by the Company in connection with the appointment or election of new Board members and applicable to directors of companies listed on The Nasdaq Stock Market or any other national securities exchange on which the Company’s Class A Common Stock is then listed.

(r)“Registrable Securities” means shares of Class A Common Stock beneficially owned by Investor or its Affiliates in an amount equal to the aggregate number of the Shares, the Conversion Shares, the Warrant Shares and any shares of Class A Common Stock that may be issued by the Company to Investor and its assignees pursuant to the Sponsor Incentive from time to time, plus any shares of Class A Common Stock distributed to Investor or its Affiliates by the Company as a dividend on the Shares, the Conversion Shares, the Warrant Shares or the shares of Class A Common Stock issued pursuant to the Sponsor Incentive.

(s)“SEC Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

(t)“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(u)“Shelf Registration” means a registration on a Shelf Registration Statement under Rule 415 promulgated under the Securities Act.

(v)“Shelf Registration Statement” means a Form S-1 or Form S-3 effecting a Shelf Registration.

2.Board.

(a)(i) Effective with the Closing (as defined herein), the Board shall have taken all actions necessary:

(A)to set the size of the whole Board at ten (10); and

(B)to fill the vacancies created by resignations of certain directors (the “Initial Outgoing Directors”), such that the directors who shall comprise the Board shall be as follows:

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(1)[____], [____], [____] and [____], who have been nominated by the Atlas Investor for approval by the Board;

(2)the Company’s Chief Executive Officer; and

(3)[____] and [____], each of whom meets the Heightened Independence Standards and was identified by Investor and consented to by the Company and the Atlas Investor, [____], who meets the Heightened Independence Standards and who was identified by the Atlas Investor and consented to by the Company and Investor, and [____] and [____], each of whom meets the Heightened Independence Standards and who was identified by the Company and consented to by Investor and the Atlas Investor.

The resignations of the Initial Outgoing Directors shall be effective not later than the closing of the transactions contemplated by the Subscription Agreement (the “Closing” and such date, the “Closing Date”) and the reconstitution of the Board and the election or appointment of the directors to the Board in accordance with clause (B) of this Section 2(a)(i) shall be effective upon the Closing.

(ii)Effective upon the date on which the Regulatory Approvals (as defined in the Subscription Agreement) are obtained (such date, the “Regulatory Approvals Date”), the Board shall have taken all actions necessary:

(A)to set the size of the whole Board at eight (8); and

(B)to fill the vacancies created by resignations of certain directors (the “Additional Outgoing Directors”), such that the directors who shall comprise the Board shall be as follows:

(1)one (1) individual, who shall have been nominated by Investor for approval by the Board (the “Initial MIG Director”) (provided, that if such individual is then currently serving as a director of the Company, Investor need not renominate such individual for approval by the Board);

(2)one (1) individual, who shall have been nominated by the Atlas Investor for approval by Board (provided, that if such individual is then currently serving as a director of the Company, the Atlas Investor need not renominate such individual for approval by the Board);

(3)the Company’s Chief Executive Officer; and

(4)two (2) individuals, each of whom meets the Heightened Independence Standards and who shall have been identified by Investor and consented to by the Company and the Atlas Investor, one (1) individual, who meets the Heightened Independence Standards and who shall have been identified by the Atlas Investor and consented to by the Company and Investor, and two (2) individuals, each whom meets the Heightened Independence Standards and who shall have been identified by the Company and consented to by Investor and the Atlas Investor.

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Promptly following the date of this Agreement, each of Investor and the Company shall deliver to the other party and to the Atlas Investor written notice identifying each individual such party is entitled to identify or designate for service on the Board effective as of the Regulatory Approvals Date pursuant to Section 2(a)(ii)(B), together with a fully completed copy of the Company’s standard director and officer questionnaire and such other reasonable and customary director onboarding documentation as the Company requires for nominees to the Board. Following receipt of such completed materials, the Company may complete a customary background check and, if reasonably requested by Nominating and Governance Committee of the Board (the “Nominating Committee”), arrange an interview between such individual and members of the Board. The Nominating Committee and the Board, each acting reasonably and in good faith, shall make their determination regarding whether each such individual nominated pursuant to Section 2(a)(ii)(B)(4) meets the Heightened Independence Standards and otherwise qualifies to serve as a director promptly thereafter. If any proposed individual is not approved, the party that identified or designated such individual shall be permitted to identify or designate one or more additional individuals in accordance with the same procedures until an approved individual is selected. Each party shall use reasonable best efforts to cause all required notices, questionnaires, onboarding materials, background checks, interviews and approvals to be completed prior to the Regulatory Approvals Date so that the reconstitution of the Board contemplated by this Section 2(a)(ii) may become effective on the Regulatory Approvals Date.

The resignations of the Additional Outgoing Directors shall be effective not later than the Regulatory Approvals Date and the reconstitution of the Board and the election or appointment of the directors to the Board in accordance with clause (B) of this Section 2(a)(ii) shall be effective on the Regulatory Approvals Date. The Company agrees to permit the MIG Directors, as of the date of their election or appointment, to participate as independent directors (if so qualified) in all decisions regarding transactions that require the approval of independent directors under applicable law or the Governing Documents.

Following the reconstitution of the Board in accordance with clause (B) of this Section 2(a)(ii), the Board shall consist of no more than eight (8) members; provided, however, that the size of the Board may be increased with the approval of the Board, including the affirmative vote of the MIG Directors.

(b)Following the appointment of the MIG Directors, if a MIG Director ceases to serve or is unable to serve as a director for any reason (including death, disability, resignation or removal), Investor shall have the right to designate a substitute person(s) to replace such MIG Director; provided that Investor’s beneficial ownership of the then-outstanding Class A Common Stock on a fully diluted basis is at least five percent (5.0%). The appointment of any such replacement candidate shall be subject to (i) the execution and delivery by such candidate of a fully completed copy of the Company’s standard director and officer questionnaire and other reasonable and customary director onboarding documentation required by the Company in connection with the appointment or election of new directors, and (ii) the Board determining in good faith such replacement candidate to be reasonably acceptable (such determination not to be unreasonably withheld, conditioned or delayed). Any replacement candidate designated by Investor shall submit to the Company the documentation contemplated in clause (i) above in this Section 2(b). Within five (5) business days following the Company’s receipt of the completed documentation (or ten (10) business days in the case of a candidate who is not a U.S. person and resident), the Company shall complete a customary background check and, if requested by the Nominating Committee, arrange an interview between the candidate and no more than two (2) members of the Board. The Nominating Committee and the Board, each acting reasonably and in good faith, shall make their determination regarding whether such candidate so qualifies pursuant to clause (ii) above in this Section 2(b) within five (5) business days of the later of (x) the completion of the background check and (y) any such interview. In the event the Nominating Committee and the Board do not accept a replacement director candidate recommended by Investor as the Qualified Replacement (it being acknowledged that the Nominating Committee and the Board cannot unreasonably withhold, condition or delay their acceptance), Investor shall have the right to designate additional replacement director(s) to fill the resulting vacancy, whose appointment shall be subject to the Nominating Committee and the Board recommending such person in accordance with the procedures described above, until a Qualified Replacement is approved and appointed to the Board. Upon a Qualified Replacement’s appointment to the Board, such Qualified Replacement shall be deemed to be a MIG Director for all purposes under this Agreement.

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(c)(i) On the Regulatory Approvals Date and at any time thereafter until the date of the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”), Investor shall have the right to nominate one (1) director for appointment or election to the Board pursuant to Sections 2(a)(ii)(B)(1) and 2(b), subject to Investor and its Affiliates collectively beneficially owning at least five percent (5.0%) of the outstanding shares of Class A Common Stock calculated on a fully diluted basis. Following the 2027 Annual Meeting, subject to Section 2(c)(ii), for so long as Investor and its Affiliates collectively beneficially own the percentage of the outstanding shares of Class A Common Stock calculated on a fully diluted basis set forth below under the column titled “Ownership Percentage,” Investor shall have the right to nominate the number of MIG Directors set forth below under the column titled “Number of MIG Directors” pursuant to this Section 2.

Ownership Percentage	Number of MIG Directors

7.5% or more	Two (2)

Less than 7.5% but 5.0% or more	One (1)

(ii)Notwithstanding anything to the contrary set forth herein, if at any time that Investor has the right to nominate at least two (2) directors pursuant to this Section 2(c), the appointment of more than one (1) MIG Director would cause the Company to fail to comply with applicable listing requirements of The Nasdaq Stock Market, Investor shall have the right to nominate one (1) MIG Director and, in lieu of a second MIG Director, the right to identify one (1) individual that meets the Heightened Independence Standards for consideration as a director candidate by the Nominating Committee and the Board. To the extent that the Board reasonably determines that the proposed individual in lieu of a second MIG Director does not meet the Heightened Independence Standards or otherwise qualify to be a director of the Company, Investor shall be permitted to propose additional individuals in accordance with procedures substantially consistent with those set forth in Section 2(b) for Qualified Replacements of MIG Directors until an identified individual is approved as a director nominee.

(iii)On the Regulatory Approvals Date and at any time thereafter that and for so long as Investor and its Affiliates collectively beneficially own seven and one-half percent (7.5%) of the outstanding shares of Class A Common Stock calculated on a fully diluted basis, one (1) MIG Director (which initially shall be the Initial MIG Director) shall be appointed to the Capital Committee, which shall consist of two (2) members. The election or appointment of the Initial MIG Director to the Capital Committee shall be effective on the Regulatory Approvals Date.

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(d)The following procedures shall be followed with respect to the designation and nomination of MIG Directors pursuant to Section 2(c):

(i)For purposes of whether Investor has a right to nominate one or more MIG Directors pursuant to Section 2(c), the beneficial ownership of the outstanding shares of Class A Common Stock on a fully diluted basis of Investor and its Affiliates, as applicable, shall be measured as of the record date for such meeting or written consent.

(ii)No later than February 1 of each year, Investor shall identify to the Board its designee(s) for MIG Director(s) and provide the Company with a fully completed copy of the Company’s standard director & officer questionnaire (such notice a “Designation Notice”). Within five (5) business days following the Company’s receipt of such Designation Notice if reasonably desired by the Nominating Committee or the Board, the Company may complete a customary background check and arrange an interview with no more than two (2) members of the Board to reasonably and in good faith evaluate such designee(s) for directorship.

(iii)Within ten (10) business days of receiving a Designation Notice in accordance with Section 2(d)(ii), the Board or any authorized committee thereof shall make a good faith and reasonable determination as to the suitability of the designee(s) for MIG Director(s) (such determination not to be unreasonably withheld, conditioned or delayed) and shall notify Investor of its determination in writing.

(iv)With respect to each stockholder vote for the general election of directors of the Company held (whether by a meeting or written consent of the stockholders of the Company) during the Ownership Period, the Company, the Nominating Committee and the Board shall nominate and recommend for approval by the Company’s stockholders MIG Directors (up to the number Investor is entitled to designate pursuant to Section 2(c)) or, to the extent that a MIG Director is unable to serve as a director of the Company (due to death, disability, incapacity, resignation or removal), any Qualified Replacement for election as a director of the Company, and the Company shall also solicit proxies for MIG Directors or Qualified Replacements to the same extent as it does for any of its other nominees to the Board; provided that (A) in the event that Investor fails to send a timely Designation Notice in order for the Company to nominate a new MIG Director, the MIG Director(s) then currently serving as a director shall be deemed to be Investor’s designee(s) for MIG Director(s) and (B) to the extent that the Board reasonably determines that the proposed MIG Director does not qualify as a Qualified Replacement, Investor shall be permitted to propose additional individuals in accordance with the procedures in Section 2(b) until a Qualified Replacement is approved.

(v)Upon Investor’s beneficial ownership of the then-outstanding Class A Common Stock on a fully diluted basis falling below five percent (5.0%), all Board designation rights under this Section 2 shall terminate, and Investor shall cause each MIG Director then serving on the Board to promptly tender an irrevocable resignation from the Board and any committee thereof, effective upon acceptance by the Board.

(e)Each of the MIG Directors, upon appointment or election to the Board, will be governed by the same protections and obligations as all other directors of the Company, including, without limitation, protections and obligations regarding customary liability insurance for directors and officers, confidentiality, conflicts of interests, fiduciary duties, trading and disclosure policies, director evaluation process, director code of ethics, director share ownership guidelines, stock trading and pre-approval policies, and other governance matters. The Company agrees that it shall promptly offer to enter into an indemnification agreement with each MIG Director substantially similar to the indemnification agreements, if any, then in effect with the Company’s directors when each MIG Director becomes a member of the Board; provided that, if the Company has not entered into customary indemnification agreements with its directors, then the Company shall promptly offer to enter into an indemnification agreement with each MIG Director on customary terms and conditions.

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(f)Commencing on the election or appointment of MIG Directors in accordance with this Agreement and thereafter for so long as at least one (1) MIG Director designated by Investor is serving as a member of the Board, Investor will, and will cause each of its Affiliates to, cause all shares of Class A Common Stock beneficially owned by Investor and its Affiliates as to which they are entitled to vote at any meeting of stockholders to be voted in favor of the election of each member of any slate of directors recommended by the Board that includes all director nominees designated by Investor pursuant to this Agreement with respect to such election; provided that each of the MIG Directors on the Board shall have voted in favor of such slate of director nominees.

(g)The Company hereby agrees that during the Ownership Period it shall furnish the MIG Directors with the same financial and operating data and other information with respect to the business, finance and properties of the Company as the Company prepares and compiles for members of its Board in the ordinary course, subject to the same confidentiality, recusal, privilege, conflict, Company policy and fiduciary duty limitations applicable to the other members of the Board.

(h)If the Company becomes a party to a consolidation, merger or other similar transaction that may result in Investor, or its Affiliates and/or the MIG Directors being deemed to have made a disposition of equity securities of the Company or derivatives thereof for purposes of Section 16 of the Exchange Act, and if any MIG Director is serving on the Board at such time or has served on the Board during the preceding six (6) months, (i) the Board will pre-approve such disposition of equity securities of the Company or derivatives thereof for the express purpose of exempting Investor’s, its Affiliates’ and the MIG Directors’ interests (to the extent Investor or its Affiliates may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder and (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and the Class A Common Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition by Investor, its Affiliates and/or the MIG Directors of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of Investor or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer, then if the Company requires that the other issuer pre-approve any acquisition of equity securities or derivatives thereof for the express purpose of exempting the interests of any director or officer of the Company or any of its subsidiaries in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder, the Company shall use reasonable best efforts to require that such other issuer pre-approve any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of Investor, its Affiliates and the MIG Directors (for Investor and/or its Affiliates, to the extent such Persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

(i)In addition to its rights to designate director nominees pursuant to this Agreement, so long as Investor’s beneficial ownership of the then-outstanding Class A Common Stock on a fully diluted basis is at least five percent (5.0%), Investor shall have the right to appoint one (1) non-voting Board observer, who shall be entitled to attend and participate in all Board and committee meetings; provided, however, that the Board may exclude the Board observer from (a) any portion of a meeting involving matters in which Investor has a conflict of interest, as determined in good faith by a majority of the independent directors or (b) where the Board reasonably determines, upon advice of counsel, that the presence of the Board observer or the disclosure of information presented or discussed at such meeting would adversely affect the attorney-client privilege, the attorney work product doctrine or any other privilege or immunity of the Company or its counsel; and provided, further, that the Company shall have no obligation to provide to the Board observer any written materials, minutes, or other documents relating to any portion of a meeting from which the Board observer has been excluded pursuant to clause (a) or clause (b) above, or that the Board reasonably determines, upon advice of counsel, could not be disclosed to the Board observer without adversely affecting any such privilege or protection. The Board observer shall be subject to customary confidentiality obligations.

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3.Registration Rights. The Company covenants and agrees as follows:

(a)Request for Registration.

(i)If, on or after the date that is the first anniversary of the date of this Agreement, the Company shall have received a written request from one or more Holders (the Holders initiating such request, the “Initiating Holders”) that the Company effect the registration under the Securities Act of Registrable Securities with an anticipated aggregate offering price of at least $5,000,000, then the Company shall:

(A)within ten (10) days of the receipt thereof, give written notice of such request to all Holders;

(B)subject to the limitations of this Section 3(a), use its reasonable best efforts to effect a registration under the Securities Act of all of such Initiating Holders’ Registrable Securities as are specified in such request, together with all of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company as soon as practicable; and

(C)file, as promptly as reasonably practicable following receipt of such request of the Initiating Holders in all other cases, a registration statement under the Securities Act covering all the Registrable Securities that the Holders shall in writing request to be included in such registration and to use its reasonable best efforts to have such registration statement declared effective.

(ii)If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 3(a) and the Company shall include such information in the written notice referred to in Section 3(a)(i)(A). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All parties proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 3(d)(v)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Holders of a majority of the Registrable Securities to be included in the underwriting and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 3(a), if, in the case of a registration requested pursuant to Section 3(a), the underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise the Company and all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated pro rata among all Holders thereof desiring to participate in such underwriting (proportionate to the number of Registrable Securities then held by each such Holder). No Registrable Securities requested by any Holder to be included in a registration pursuant to Section 3(a) shall be excluded from the underwriting unless all securities other than Registrable Securities are first excluded.

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(iii)Notwithstanding the foregoing provisions of this Section 3(a), the Company shall not be obligated to effect, or take action to effect any registration pursuant to this Section 3(a) after the Company has already effected two (2) registrations initiated by the Holders pursuant to Section 3(a) in the immediately preceding twelve (12) month period; provided, however, that no registration of Registrable Securities that shall not have become and remained effective in accordance with Section 3(d) shall be deemed to be a registration for any purpose of this Section 3(a) unless such registration was withdrawn at the request of the Holders except under the circumstances described in the last clause of the first sentence of Section 3(f).

(iv)Notwithstanding the foregoing provisions of this Section 3(a), in the event that the Company is requested to file any registration statement pursuant to this Section 3(a), the Company shall not be obligated to effect the filing of such registration statement:

(A)during the six (6)-month period following the effective date of any other registration statement on Form S-1 or S-3 pertaining to an underwritten public offering of securities for the account of the Company; or

(B)if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 3(c) below; or

(C)if the Registrable Securities to be included in the registration statement could be sold without restriction under SEC Rule 144 within a ninety (90)-day period and the Company is currently subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act; or

(D)if the Company shall furnish to the Holders requesting such registration statement a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board (as evidenced by a written resolution of the Board), it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed or to remain effective as long as such registration statement would otherwise be required to remain effective, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request for registration from the applicable Initiating Holders; provided, however, that the Company may not utilize the right set forth in this Section 3(a)(iv)(D) more than once in any twelve (12)-month period.

(b)Company Registration. If, at any time on or after the date that is the first anniversary of the date of this Agreement, the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its capital stock or other equity securities (or securities convertible into equity securities) under the Securities Act in connection with the public offering of such securities (other than a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a transaction described in Rule 145(a) of the Securities Act, a registration in which the only securities being registered is Class A Common Stock issuable upon conversion of debt securities that are also being registered, or a registration on Form S-4), the Company shall, at such time, promptly give each Holder of any Registrable Securities written notice of such registration. Upon the written request of any such Holder, given within twenty (20) days after mailing of such notice by the Company, the Company shall use its reasonable best efforts to cause a registration statement covering the Registrable Securities that each such Holder has requested to be registered to become effective under the Securities Act; provided, however, that if the underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be included in such offering, then the number of selling stockholder securities to be included shall be reduced pro rata among all selling stockholders (including the Holders and any other stockholder exercising piggyback registration rights) in proportion to the number of securities each such selling stockholder has requested to be included. The Company shall have the right, in its sole discretion, to terminate or withdraw, and shall otherwise be under no obligation to complete, any offering of its securities it proposes to make under this Section 3(b) and shall incur no liability to any Holder for its failure to do so, whether or not such Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be paid by the Company in accordance with Section 3(g).

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(c)Shelf Registration.

(i)In case the Company shall receive from one or more Holders, at any time on or after the date that is the first anniversary of the date of this Agreement, a written request or requests that the Company effect a Shelf Registration with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(A)promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(B)use its reasonable best efforts to effect such registration as soon as practicable, and in any event to file within sixty (60) days of the receipt of such request a Shelf Registration Statement under the Securities Act covering all of the Registrable Securities which such Holders have requested to be registered and to use its reasonable best efforts to have such registration statement become effective, and to effect such qualification or compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3(c) if: (x) the Company shall furnish to the Holder or Holders requesting a registration statement pursuant to this Section 3(c) a certificate signed by the Company’s Chief Executive Officer stating that, in the good faith judgment of the Board (as evidenced by a written resolution of the Board), it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of such Holder or Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12)-month period; or (y) during the period ending six (6) months after the effective date of a registration statement filed pursuant to Section 3(a).

(ii)If the Holders intend to distribute any of the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 3(c) and the Company shall include such information in the written notice referred to in Section 3(c)(i)(A). The provisions of Section 3(a)(ii) shall be applicable to such request (with the substitution of Section 3(c) for references to Section 3(a)).

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(d)Obligations of the Company. Whenever required under this Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable:

(i)prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of at least a majority of the Registrable Securities registered thereunder, keep such registration statement effective for (A) in the case of a registration required pursuant to Section 3(a), up to one hundred twenty (120) days or until such earlier time at which the distribution of securities contemplated by such registration statement has been completed and (B) in the case of a registration required pursuant to Section 3(c), the earlier of (x) such time as all Registrable Securities registered thereunder have been sold, and (y) such time as all Registrable Securities registered thereunder may be sold without restriction under SEC Rule 144 (such applicable period, the “Effectiveness Period”);

(ii)prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its reasonable best efforts to cause each such amendment and supplement to become effective, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the Effectiveness Period;

(iii)furnish to the Holders, such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(iv)use its reasonable best efforts to register or qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such states and jurisdictions as shall be reasonably requested by the Holders, except that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or file a general consent to service of process in any such state or jurisdiction unless already subject to such qualification, taxation or service;

(v)in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(vi)notify each Holder covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly file such amendments and supplements which may be required pursuant to Section 3(d)(ii) on account of such event and use its reasonable best efforts to cause each such amendment and supplement to become effective;

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(vii)use its reasonable best efforts to have furnished, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 3, if such securities are being sold through underwriters, to such underwriters on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 3: (A) an opinion or opinions, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and (B) a “comfort” letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any;

(viii)apply for listing and use its reasonable best efforts to list the Registrable Securities being registered on any national securities exchange on which a class of the Company’s equity securities is then listed;

(ix)notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(x)after such registration statement becomes effective, notify each selling Holder in writing of any request by the Commission that the Company amend or supplement such registration statement or prospectus;

(xi)provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto; and

(xii)without in any way limiting the types of registrations to which this Section 3 shall apply, in the event that the Company shall effect a Shelf Registration, the Company shall take all reasonable action, including, without limitation, the filing of post-effective amendments, to permit the Holders to include their Registrable Securities in such registration in accordance with the terms of this Section 3.

(e)Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 in respect of the Registrable Securities of any selling Holder that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities and the intended method of disposition of such securities, as shall be reasonably requested by the Company in connection with registration of its Registrable Securities.

(f)Expenses of Demand Registration. All expenses other than underwriters’ or brokers’ discounts and commissions relating to Registrable Securities incurred in connection with each registration, filing or qualification pursuant to Section 3(a), including (without limitation) all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (up to a maximum amount of $50,000), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration begun pursuant to Section 3(a) if the registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Registrable Securities to be registered in such registration (in which case all participating Holders shall bear such expenses pro rata in accordance with the number of Registrable Securities that were to be registered thereunder by each such Holder), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 3(a); and provided, further, that if at the time of any withdrawal described in the foregoing clause the Holders have learned of a material adverse change in the condition, business or prospects of the Company (other than a change in market demand for its securities or in the market price thereof) from that known to the Holders requesting such registration at the time of their request that makes the proposed offering unreasonable in the good faith judgment of such Holders, then the Holders shall not be required to pay any of such expenses and the right to one demand registration pursuant to Section 3(a) shall not be forfeited. All underwriters’ and brokers’ discounts and commissions relating to Registrable Securities included in any registration effected pursuant to Section 3(a) will be borne and paid ratably by the Holders of such Registrable Securities on the basis of the number of Registrable Securities registered on their behalf.

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(g)Expenses of Company Registration and Shelf Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to any registration pursuant to Section 3(b) or Section 3(c) for each Holder, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders (up to a maximum amount of $35,000, if the registration is pursuant to Section 3(b) or is a Shelf Registration on Form S-3 pursuant to Section 3(c), and $50,000, if the registration is a Shelf Registration on Form S-1 pursuant to Section 3(c)). Underwriters’ and brokers’ discounts and commissions relating to Registrable Securities included in any registration effected pursuant to Section 3(b) or Section 3(c) will be borne and paid ratably by the Holders of such Registrable Securities on the basis of the number of Registrable Securities sold on their behalf.

(h)Underwriting Requirements in Company Registration; Market Stand-Off.

(i)In connection with the registration or offering of the Company’s securities, upon the reasonable request of the Company and the managing underwriter of any underwritten offering of the Company’s securities, each Holder agrees not to sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of, any Registrable Securities (other than those included in the registration) without prior written consent of the Company, or such underwriters, as the case may be, for such period of time (not to exceed ninety (90) days from the effective date of such registration or offering thereafter) as the Company and the managing underwriter may reasonably specify; provided, however, that:

(A)all executive officers and directors of the Company then holding Class A Common Stock of the Company shall enter into similar agreements for not less than the time period required of the Holders hereunder; and

(B)the Holders shall be allowed any concession or proportionate release allowed to any officer or director that entered into similar agreements.

(i)Suspension. Notwithstanding anything herein to the contrary, the Company may suspend the use of any registration statement filed hereunder and any related prospectus, if the Company shall have furnished to the Holders of Registrable Securities included on such registration statement a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board (as evidenced by a written resolution of the Board), because of valid business reasons, including without limitation any proposal or plan of the Company or any of its subsidiaries to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other transaction, or because of required disclosure or filings with the Commission, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the affected Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension (and, upon receipt of such notice, each Holder agrees not to sell any securities pursuant to the registration statement until such Holder is advised in writing that the related prospectus may be used, which notice the Company agrees to provide promptly following the lapse of the event or circumstances giving rise to such suspension); provided, however, that (A) no single suspension period under this Section 3(i) shall exceed forty-five (45) days, (B) the aggregate number of days during which the Company exercises any combination of its rights under this Section 3(i), Section 3(a)(iv)(D) and Section 3(c)(i)(B)(x) shall not exceed ninety (90) days in any twelve (12)-month period, and (C) the Company shall not be permitted to exercise any such right more than twice in any twelve (12)-month period. Each such Holder shall keep confidential any communications received by it from the Company regarding the suspension of the use of a registration statement and related prospectus (including the fact of the suspension), except as required by applicable law.

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(j)Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 3:

(i)To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, members, agents and employees of each Holder, legal counsel and accountants for each such Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter or other aforementioned Person within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any issuer information (as defined in Rule 433 under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made in the case of any prospectus, not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or federal securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state or federal securities law. The Company will promptly reimburse each such Holder, officer, director, partner, member, agent, employee, legal counsel, accountants, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as incurred. The indemnity agreement contained in this Section 3(j)(i) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon (A) a Violation that occurs in reliance upon and in conformity with written information furnished to the Company expressly for use in such registration by or on behalf of such Holder or (B) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus and corrected in a final, amended or supplemented prospectus (including a free writing prospectus) delivered to such Holder or underwriter a reasonable period of time prior to the time of such sale, and such Holder or underwriter failed to deliver a copy of such final, amended or supplemented prospectus (including a free writing prospectus) at or prior to the time of sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which the delivery of such final, amended or supplemented prospectus (including a free writing prospectus) would have eliminated such loss, claim, damage or liability.

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(ii)Each Holder that includes any Registrable Securities in any registration statement will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any registration statement or prospectus and agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, each other selling Holder and each Person, if any, who controls a selling Holder within the meaning of the Securities Act against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, Holder or controlling Person may become subject, under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in such registration, and each such Holder will promptly reimburse any legal or other expenses reasonably and actually incurred by the Company or any such director, officer, Holder or controlling Person in connection with investigating or defending any such loss, claim, damage, liability, or action, as incurred; provided, however, that the liability of any Holder hereunder shall be limited to the proceeds from the offering received by such Holder (net of any underwriting discounts, commissions or other selling expenses); and provided, further, that the indemnity agreement contained in this Section 3(j)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld, conditioned or delayed), nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final, amended or supplemented prospectus (including a free writing prospectus), and the Company or such underwriter failed to deliver a copy of such final, amended or supplemented prospectus (including a free writing prospectus) at or prior to the time of sale of the securities to the Person asserting any such loss, claim, damage or liability and the delivery of such final, amended or supplemented prospectus (including a free writing prospectus) would have eliminated such loss, claim, damage or liability. The obligations of the Holders hereunder are several, not joint.

(iii)Promptly after receipt by an indemnified party under this Section 3(j) of notice of the commencement of any action (including any governmental action) for which the party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3(j), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 3(j) to the extent, and only to the extent, of such prejudice.

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(iv)In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (A) any indemnified party exercising rights under this Agreement, or any controlling Person of any such indemnified party, makes a claim for indemnification pursuant to this Section 3(j) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3(j) provides for indemnification in such case, or (B) contribution under the Securities Act may be required on the part of any such indemnifying party or any such controlling Person in circumstances for which indemnification is provided under this Section 3(j), then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damages or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damages or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any other amounts paid by such Holder pursuant to this Section 3(j), shall exceed the aggregate net proceeds received by such Holder in the offering out of which such loss, liability, claim, damage or expense arose. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, in no event shall such Holder’s liability pursuant to this Section 3(j)(iv), when combined with any amounts paid or payable by such Holder pursuant to Section 3(j)(ii), exceed proceeds received by such Holder from the offering out of which the loss, liability, claim, damage or expense arose (net of any underwriting discounts, commissions or other selling expenses).

(v)Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten offering, the obligations of the Company and the Holders under this Section 3(j) shall survive the sale, if any, of the Registrable Securities and the completion of any offering of Registrable Securities in a registration statement.

(k)Reports Under the Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to have the resale of the Registrable Securities registered pursuant to a registration statement on Form S-3, the Company shall use its reasonable best efforts to:

(i)make and keep adequate public information available, as those terms are understood and defined in SEC Rule 144, for so long as the Company is subject to the periodic reporting requirements under Section 13 or Section 15(d) of the Exchange Act;

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(ii)take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

(iii)file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iv)furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (A) a written statement by the Company as to its compliance with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), and (B) such other documents as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

(l)Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 3 may be assigned by any Holder to a “permitted transferee” pursuant to this Section 3(l) and by such transferee to a subsequent permitted transferee, but only if such rights are transferred with all related obligations hereunder. A “permitted transferee” means (i) any Affiliate of Investor or any investment fund or managed account managed or advised by Investor or an Affiliate of Investor, or (ii) any other Person or entity that acquires Registrable Securities from the Holder in a single transaction and, following such transfer, beneficially owns Registrable Securities representing at least two percent (2.0%) of the then-outstanding Class A Common Stock on a fully diluted basis; provided that, in each case, such transferee enters into a written joinder to this Agreement in form and substance reasonably acceptable to the Company.

(m)Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company relating to registration rights unless such agreement includes: (i) to the extent such agreement would allow such holder or prospective holder to include such securities in any registration statement filed under Section 3(a), Section 3(b) or Section 3(c) hereof, a provision that the number of securities of such holder or prospective holder that may be included in any such registration shall be reduced pro rata with the Registrable Securities of the Holders in the event an underwriter or the Company (in the case of a non-underwritten offering) determines that the total number of securities to be included must be limited, such that the Holders shall not be treated less favorably than such other holder or prospective holder with respect to any such cutback; and (ii) in the case of any holder or prospective holder that does not beneficially own, or would not upon issuance beneficially own, at least five percent (5.0%) of the then-outstanding Class A Common Stock on a fully diluted basis, a provision preventing such holder or prospective holder from making a demand for registration; provided, however, that the restriction set forth in clause (ii) shall not apply to the grant of rights permitting a holder or prospective holder to sell registrable securities pursuant to or off of an effective Shelf Registration Statement (including any shelf takedown or resale registration right that does not itself constitute a right to demand the filing of a new registration statement).

(n)Termination of Registration Rights. The registration obligations of the Company pursuant to this Section 3 shall terminate with respect to any Holder on the first date upon which all of the remaining Registrable Securities then held or issuable to such Holder (together with any other Affiliate of Holder) could be sold under SEC Rule 144 without restriction.

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4.ROFO Rights.

(a)Sale of New Securities. Subject to the terms and conditions of this Section 4, Investor shall have the right to purchase up to its pro rata share (based on its beneficial ownership of the then-outstanding Class A Common Stock on a fully diluted basis) of all issuances of equity or securities convertible into, exercisable for, or exchangeable for equity in the Company from the Closing Date to the earliest of (i) the third (3rd) anniversary of the date of this Agreement, (ii) the date Investor and its Affiliates collectively beneficially own less than seven and one-half percent (7.5%) of the then-outstanding shares of Class A Common Stock calculated on a fully diluted basis, and (iii) the consummation of a Change of Control (as defined below), if at any time or from time to time after the Closing Date, the Company makes any public or non-public offering of any equity securities (including Class A Common Stock or preferred shares, options or debt that is convertible into, exercisable for, or exchangeable for equity securities or that includes an equity component, such as an “equity” kicker, including any hybrid security) (any such security, a “New Security”) for cash (other than (i) pursuant to the granting of employee equity awards, in each case in the ordinary course of equity compensation awards or stock purchase plans or dividend reinvestment plans, (ii) issuances for the purposes of consideration in acquisition transactions, (iii) issuances of Class A Common Stock pursuant to at-the-market offering, equity line of credit and similar programs, (iv) issuances in connection with any rights offering to all stockholders of the Company on a pro-rata basis, (v) issuances upon the conversion, exchange or exercise of any outstanding convertible securities, warrants or options existing as of the date hereof or issued after the date hereof in compliance with this Agreement, (vi) issuances pursuant to the Equity Interest Payment Agreement, dated January 24, 2025, by and among the Company, Atlas Capital Resources (A9) LP, Atlas Capital Resources (A9-Parallel) LP and Atlas Capital Resources (P) LP, or (vii) issuances pursuant to the sponsor incentive rights under the Other Investor Rights Agreement (as defined in the Subscription Agreement)), Investor shall be afforded the opportunity to acquire from the Company for the same price and on the same terms as such New Securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its then proportionate Class A Common Stock-equivalent interest. The amount of New Securities that Investor shall be entitled to purchase in the aggregate shall be determined by multiplying (A) the total number of such offered shares of New Securities by (B) a fraction, the numerator of which is the number of shares of Class A Common Stock beneficially owned by Investor, and the denominator of which is the number of shares of Class A Common Stock then outstanding on a fully diluted basis (including, for the avoidance of doubt, all shares of Class A Common Stock issuable upon conversion of all outstanding shares of Class B Common Stock). For purposes of this Section 4, “Change of Control” means any merger, consolidation, sale of all or substantially all of the Company’s assets, or any other transaction or series of related transactions as a result of which any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) other than Investor and its Affiliates acquires beneficial ownership of more than fifty percent (50%) of the combined voting power of the Company’s then-outstanding securities.

(b)Notice. In the event the Company proposes to offer New Securities, it shall deliver to Investor a written notice describing in reasonable detail the material terms of the proposed offering, including the type of securities proposed to be sold, the aggregate amount sought to be raised, the aggregate amount that Investor has the right to purchase, the anticipated pricing methodology, the anticipated closing timeline and the other material terms upon which the Company proposes to offer the same, no later than ten (10) business days prior to the commencement of such offer or sale, as the case may be, or six (6) business days prior to the commencement of such offer in the case of an underwritten public offering of Class A Common Stock or preferred shares on an “overnight” or equivalent expedited offering (an “Expedited Offering”). Investor shall have seven (7) business days (four (4) business days in the case of an Expedited Offering) from the date of receipt of such a notice to notify the Company in writing that it intends to exercise such purchase rights and as to the amount of New Securities Investor desires to purchase. Such notice shall constitute a non-binding indication of interest to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it. The failure of Investor to respond within such seven (7) business day period (or four (4) business day period in the case of an Expedited Offering) shall be deemed to be a waiver of the rights under this Section 4 only with respect to the offering described in the applicable notice.

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(c)Purchase Mechanism. If rights are exercised pursuant to this Section 4, the closing of the purchase of the New Securities with respect to which such right has been exercised shall occur simultaneously with the closing of the applicable offering or as promptly as practicable thereafter, subject to receipt of any required regulatory or stockholder approval. The Company may consummate the applicable offering before Investor’s purchase if delaying the offering would reasonably be expected to adversely affect the Company or the financing, in which case the Company shall use reasonable best efforts to provide Investor with a post-closing opportunity to purchase its applicable portion of the New Securities on the same terms, to the extent permitted by applicable law and listing standards of The Nasdaq Stock Market or the national securities exchange on which the Company’s Class A Common Stock is then listed. Each of the Company and Investor agrees to use its reasonable best efforts to secure any regulatory or other consents or stockholder approval, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(d)Failure of Purchase. In the event rights provided in this Section 4 are not exercised within the prescribed period or, if so exercised, Investor is unable to consummate such purchase within the time period specified in Section 4(c) above, the Company shall thereafter be entitled during the period of sixty (60) days following the conclusion of the applicable period to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within thirty (30) days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4 or that Investor is unable to purchase because of such failure to obtain any such consent or approval, at a price per security not less than the price specified in the Company’s notice to Investor and on terms not materially more favorable to the purchasers thereof than those set forth in such notice. In the event the terms upon which the New Securities are proposed to be offered to third parties are materially more favorable to such third parties than those specified in the Company’s notice to Investor, the Company shall promptly provide written notice to Investor of such revised terms, and Investor shall have seven (7) business days following receipt of such notice to elect to purchase up to its pro rata share of the New Securities at such revised, more favorable terms. If Investor elects to participate, the closing shall occur simultaneously with, or promptly following, the closing with such third parties. If Investor does not elect to participate within such seven (7) business day period, the Company may proceed to sell the New Securities to such third parties on such revised terms without any further obligation to Investor with respect to such offering. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within the sixty (60) day period specified above (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to Investor in the manner provided above.

(e)Assignment. Investor may assign its rights pursuant to this Section 4 to one or more of its Affiliates.

5.Sponsor Incentive. Investor will be entitled to project-level acquisition fees and/or promote incentives (the “Sponsor Incentive”), to be paid in the form of cash or shares of Class A Common Stock, for services provided to the Company after the date of this Agreement relating to finding properties to be used as powered land that results in an acquisition and finding appropriate tenants; provided, that (i) any such fees shall be on arm’s-length terms and at rates consistent with market practice for comparable services and (ii) any such arrangement shall be subject to the prior approval of a majority of the Company’s independent and disinterested directors; to the extent required pursuant to the Company’s Related Party Transaction Policy, the Audit Committee of the Board; and to the extent required pursuant to applicable law or regulation, the United States Federal Energy Regulatory Commission and the New York State Public Service Commission.

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6.Recapitalization or Exchange Affecting the Company’s Capital Stock. The provisions of this Agreement shall apply in accordance with its terms with respect to all of the shares of beneficial interest of the Company or any successor thereto (including a successor by merger or consolidation) or that may be issued in respect of, in exchange for, or in substitution of such shares, as applicable, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

7.Confidentiality. Investor will, and will direct its Affiliates and its and their respective representatives to, keep confidential any Confidential Information concerning the Company, its subsidiaries or its Affiliates that may be furnished to Investor, its Affiliates or their respective representatives by or on behalf of the Company or any of its representatives pursuant to this Agreement, provided that the Confidential Information may be disclosed (a) to Investor’s Affiliates, its and their, direct and indirect equityholders, limited partners or members and its and their respective representatives on a need-to-know basis (including in connection with investor reporting activities) (provided that Investor’s Affiliates and the respective representatives agree to maintain the confidentiality of such Confidential Information and Investor will remain liable for any damages arising out of a failure by Investor’s Affiliates and the respective representatives to keep such Confidential Information confidential in accordance with the provisions hereof unless such Affiliate or representative has entered into a confidentiality agreement enforceable by the Company), and (b) in the event that Investor, any of its Affiliates or any of its or their respective representatives are requested or required by applicable law, regulation, judgment, stock exchange rule or other applicable judicial or governmental process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, in each of which instances Investor, its Affiliates and its and their respective representatives, as the case may be, shall, to the extent legally permitted, provide notice to the Company sufficiently in advance of any such disclosure so that the Company will have a reasonable opportunity to timely seek to limit, condition or quash such disclosure. Investor acknowledges that it is aware, and that it has advised and will advise its Affiliates and its and their respective representatives who receive the Confidential Information, that applicable securities laws prohibit any Person who has received material non-public information concerning the Company from purchasing or selling securities of the Company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities, and Investor agrees to comply, and to cause its Affiliates and its and their respective representatives to comply, with all applicable federal and state securities laws with respect to the Confidential Information.

8.Miscellaneous.

(a)Successors and Assigns. Except as set forth in Section 3(l) and Section 4(e), any assignment of this Agreement or any of the rights or obligations under this Agreement by any of the parties hereto (whether by operation of law or otherwise) shall be void, invalid and of no effect without the prior written consent of the other parties hereto; provided, however, that the rights under this Agreement may be assigned (but only with all related obligations) by Investor to one or more of its Affiliates so long as the assignee(s) agree in writing to be bound by the terms and conditions of this Agreement; provided, further, that any such assignment shall not release, or be construed to release the assignor from its duties and obligations under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

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(b)Termination. This Agreement shall terminate at such time as Investor and its Affiliates collectively beneficially own less than two percent (2.0%) of the then-outstanding Class A Common Stock calculated on a fully diluted basis, or if earlier, at such time as all Registrable Securities then held or issuable to Investor and its Affiliates could be sold without restriction under SEC Rule 144; provided that (i) the participation rights set forth in Section 4 shall terminate as provided therein, and (ii) the board nomination and observer rights set forth in Section 2 shall terminate as provided therein; and provided further that any termination of this Agreement shall not relieve any party from liability for any breach of this Agreement prior to such termination.

(c)Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of New York, without regard to choice of or conflict of law provisions or rules that would result in the application of any law other than the law of the State of New York.

(d)Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by portable document format (pdf) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

(f)Notices. All notices, requests, demands, and other communications hereunder shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a), as follows:

If to the Company:

1159 Pittsford-Victor Road, Suite 240
Pittsford, New York 14534
Attention: Chief Executive Officer
Telephone: ***
E-mail: ***

with a copy (which shall not constitute notice) to:

Raines Feldman Littrell LLP
1350 Avenue of the Americas
New York, New York 10019
Attention: Gregg Shulklapper
E-mail: ***

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and

Olshan Frome Wolosky LLP
1325 Avenue of the Americas, 15th Floor
New York, New York 10019
Attention: Kenneth Silverman
E-mail: ***

If to Investor:

c/o Machine Investment Group
11 W. 42nd Street, 24th Floor
New York, NY 10036
Attention: Matthew Lambert
Telephone: ***
E-mail: ***

with a copy (which shall not constitute notice) to:

Jones Day
90 South Seventh Street
Minneapolis, Minnesota 55402
Attention: Brad Brasser
Telephone: ***
E-mail: ***

(g)Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of all parties hereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(h)Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

(i)Entire Agreement. This Agreement (including any Schedules hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof.

(j)Governing Documents. Subject to compliance with applicable laws, rules and regulations, the Company shall take or cause to be taken all lawful action necessary to ensure that, at all times during the Ownership Period, the Governing Documents are not inconsistent with the provisions of this Agreement. The Governing Documents shall continue to allow attendance at meetings of the Board and the committees of the Board through telephone conference or video conference.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GREENIDGE GENERATION HOLDINGS INC.

By:
Name:
Title:

MIG REF II INFR, LLC

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

ANNEX H
Atlas Investor Rights Agreement

FORM OF INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the [_] day of [_], 2026, by and between Atlas GREE Investment Holdco LLC, a Delaware limited liability company (together with any permitted assigns, “Investor”), and Greenidge Generation Holdings Inc., a Delaware corporation (the “Company”).

RECITALS

A.WHEREAS, on the date hereof, the Company is issuing and selling to Investor, and Investor is purchasing from the Company 2,923,976 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), for an aggregate purchase price of $5,000,000, pursuant to the Subscription Agreement, dated as of July 19, 2026 (the “Subscription Agreement”), between the Company and Investor;

B.WHEREAS, in connection with the closing of the transactions contemplated by the Subscription Agreement, the Company and its board of directors (the “Board”) have agreed to reconstitute the Board as set forth herein, including the appointment to the Board of the nominees designated by Investor as set forth herein; and

C.WHEREAS, as an inducement to Investor to enter into the Subscription Agreement and purchase the Shares, Investor and the Company hereby agree that this Agreement shall govern the respective rights of the parties specified herein, including the rights of Investor to (i) identify and designate director nominees for appointment or election to the Board, (ii) designate a member of the Capital Committee of the Board (the “Capital Committee”), (iii) designate a non-voting observer to attend meetings of the Board, (iv) participate in certain future equity or equity-linked financings of the Company, (v) receive certain project-level acquisition fees and/or promote incentives for certain post-closing services provided to the Company, and (vi) require the registration for resale under the Securities Act of the Shares and any shares of Class A Common Stock issuable pursuant to the Sponsor Incentive (as defined herein), in each case subject to the terms and conditions set forth below.

Unless otherwise provided, all capitalized terms shall have the meaning ascribed to them in Section 1.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Definitions. For purposes of this Agreement:

(a)“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls or is controlled by or is under common control with such Person.

(b)“Atlas Director” and “Atlas Directors” mean the Initial Atlas Director, any director of the Company that Investor designates for appointment or election to the Board pursuant to Section 2(c), and each of them individually, and any Qualified Replacement.

(c)“beneficially own” shall have the meaning ascribed to such term under Rule 13d-3 of the Exchange Act. For the avoidance of doubt, references to Investor’s beneficial ownership of Class A Common Stock in this Agreement shall include the shares of Class A Common Stock issuable upon the conversion of Class B Common Stock held by Investor or its Affiliates and any other shares of Class A Common Stock held by Affiliates of Investor

(d)“business day” means any day on which national banks are open for business in the City of New York.

(e)“Commission” means the United States Securities and Exchange Commission.

(f)“Confidential Information” means all information or documentation relating to or concerning the Company, its subsidiaries or Affiliates, whether or not owned by the Company, which information may include, but is not necessarily limited to, financial data, business plans, personnel information (to the extent permitted under applicable law), drawings, samples, devices, trade secrets, technical information, results of research and other data, in whatever form communicated or maintained, whether oral, written, electronic or otherwise; provided, however, that “Confidential Information” does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by Investor or any of its representatives in violation of this Agreement, (ii) was lawfully within Investor’s possession prior to its being furnished to Investor by or on behalf of the Company, provided further that the source of such information was not known by Investor to be, and, after reasonable inquiry, should not have been known by Investor to be, bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other Person with respect to such information, or (iii) is independently developed by or for Investor after the initial disclosure by the Company, provided that such development occurred without reference to, reliance upon, or use in any way of, any Confidential Information received from or on behalf of the Company.

(g)“control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise; “controls” and “controlled by” have correlative meanings.

(h)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(i)“Form S-1” means such form under the Securities Act as in effect on the date hereof or any similar registration form under the Securities Act subsequently adopted by the Commission.

(j)“Form S-3” means such form under the Securities Act as in effect on the date hereof or any similar registration form under the Securities Act subsequently adopted by the Commission that permits incorporation of substantial information by reference to other documents filed by the Company with the Commission.

(k)“Governing Documents” mean the Company’s bylaws, certificate of incorporation or similar constituent documents, together with any other document which may set forth qualification requirements applicable to members of the Board or which may set forth items which require the approval of specified members or types of members of the Board, in all cases as the same may be amended from time to time.

(l)“Heightened Independence Standards” means the independence requirements applicable to directors of the Company under the listing standards of The Nasdaq Stock Market or any other national securities exchange on which the Company’s Class A Common Stock is then listed, as well as any heightened independence requirements applicable to service on committees of the Board, in each case as amended from time to time.

(m)“Holder” means any holder of Registrable Securities.

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(n)“MIG Investor” means MIG REF II INFR, LLC and its permitted successors and assigns.

(o)“MIG Subscription Agreement” means that certain Subscription Agreement dated as of July 19, 2026 between the Company and MIG Investor.

(p)“Ownership Period” means any period of time during which Investor has the right to designate at least one (1) Atlas Director for nomination as a director of the Company as described in Section 2(c).

(q)“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.

(r)“Qualified Replacement” means any individual designated by Investor who completes the standard director and officer questionnaire and other reasonable and customary director onboarding documentation required by the Company in connection with the appointment or election of new Board members and applicable to directors of companies listed on The Nasdaq Stock Market or any other national securities exchange on which the Company’s Class A Common Stock is then listed.

(s)“Registrable Securities” means shares of Class A Common Stock beneficially owned by Investor or its Affiliates in an amount equal to the aggregate number of the Shares and any shares of Class A Common Stock that may be issued by the Company to Investor and its assignees pursuant to the Sponsor Incentive from time to time, plus any shares of Class A Common Stock distributed to Investor or its Affiliates by the Company as a dividend on the Shares or the shares of Class A Common Stock issued pursuant to the Sponsor Incentive.

(t)“SEC Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

(u)“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(v)“Shelf Registration” means a registration on a Shelf Registration Statement under Rule 415 promulgated under the Securities Act.

(w)“Shelf Registration Statement” means a Form S-1 or Form S-3 effecting a Shelf Registration.

2.Board.

(a)(i) Effective with the Closing (as defined herein), the Board shall have taken all actions necessary:

(A)to set the size of the whole Board at ten (10); and

(B)to fill the vacancies created by resignations of certain directors (the “Initial Outgoing Directors”), such that the directors who shall comprise the Board shall be as follows:

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(1)[____], [____], [____] and [____], who have been nominated by Investor for approval by the Board (provided that if any such individual is then currently serving as a director of the Company, the Investor need not renominate such individual for approval by the Board);

(2)the Company’s Chief Executive Officer; and

(3)[____] and [____], each of whom meets the Heightened Independence Standards and was identified by the MIG Investor and consented to by the Company and Investor, [____], who meets the Heightened Independence Standards and who was identified by Investor and consented to by the Company and the MIG Investor, and [____] and [____], each of whom meets the Heightened Independence Standards and who was identified by the Company and consented to by Investor and the MIG Investor.

The resignations of the Initial Outgoing Directors shall be effective not later than the closing of the transactions contemplated by the Subscription Agreement (the “Closing” and such date, the “Closing Date”) and the reconstitution of the Board and the election or appointment of the directors to the Board in accordance with clause (B) of this Section 2(a)(i) shall be effective upon the Closing.

(ii)Effective upon the date on which the Regulatory Approvals (as defined in the MIG Subscription Agreement) are obtained (such date, the “Regulatory Approvals Date”), the Board shall have taken all actions necessary:

(A)to set the size of the whole Board at eight (8); and

(B)to fill the vacancies created by resignations of certain directors (the “Additional Outgoing Directors”), such that the directors who shall comprise the Board shall be as follows:

(1)one (1) individual, who shall have been nominated by MIG Investor for approval by the Board (provided, that if such individual is then currently serving as a director of the Company, MIG Investor need not renominate such individual for approval by the Board);

(2)one (1) individual, who shall have been nominated by Investor for approval by Board (provided, that if such individual is then currently serving as a director of the Company, Investor need not renominate such individual for approval by the Board) (such individual, the “Initial Atlas Director”);

(3)the Company’s Chief Executive Officer; and

(4)two (2) individuals, each of whom meets the Heightened Independence Standards and who shall have been identified by the MIG Investor and consented to by the Company and Investor, one (1) individual, who meets the Heightened Independence Standards and who shall have been identified by Investor and consented to by the Company and the MIG Investor, and two (2) individuals, each whom meets the Heightened Independence Standards and who shall have been identified by the Company and consented to by Investor and the MIG Investor.

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Promptly following the date of this Agreement, each of Investor and the Company shall deliver to the other party and to the MIG Investor written notice identifying each individual such party is entitled to identify or designate for service on the Board effective as of the Regulatory Approvals Date pursuant to Section 2(a)(ii)(B), and if there are any new individuals to be nominated, such notice will be accompanied by a fully completed copy of the Company’s standard director and officer questionnaire and such other reasonable and customary director onboarding documentation as the Company requires for nominees to the Board. Following receipt of such completed materials, if any, the Company may complete a customary background check and, if reasonably requested by the Nominating and Governance Committee of the Board (the “Nominating Committee”), arrange an interview between such new nominee and members of the Board. The Nominating Committee and the Board, each acting reasonably and in good faith, shall make their determination regarding whether each such individual nominated pursuant to Section 2(a)(ii)(B)(4) meets the Heightened Independence Standards and otherwise qualifies to serve as a director promptly thereafter. If any proposed individual is not approved, the party that identified or designated such individual shall be permitted to identify or designate one or more additional individuals in accordance with the same procedures until an approved individual is selected. Each party shall use reasonable best efforts to cause all required notices, questionnaires, onboarding materials, background checks, interviews and approvals to be completed prior to the Regulatory Approvals Date so that the reconstitution of the Board contemplated by this Section 2(a)(ii) may become effective on the Regulatory Approvals Date.

The resignations of the Additional Outgoing Directors shall be effective not later than the Regulatory Approvals Date and the reconstitution of the Board and the election or appointment of the directors to the Board in accordance with clause (B) of this Section 2(a)(ii) shall be effective on the Regulatory Approvals Date. The Company agrees to permit the Atlas Directors, as of the date of their election or appointment, to participate as independent directors (if so qualified) in all decisions regarding transactions that require the approval of independent directors under applicable law or the Governing Documents.

Following the reconstitution of the Board in accordance with clause (B) of this Section 2(a)(ii), the Board shall consist of no more than eight (8) members; provided, however, that the size of the Board may be increased with the approval of the Board, including the affirmative vote of the Atlas Directors.

(b)Following the appointment of the Atlas Directors, if an Atlas Director ceases to serve or is unable to serve as a director for any reason (including death, disability, resignation or removal), Investor shall have the right to designate a substitute person(s) to replace such Atlas Director; provided that Investor’s and its Affiliates’ beneficial ownership of the then-outstanding Class A Common Stock on a fully diluted basis is at least five percent (5.0%). The appointment of any such replacement candidate shall be subject to (i) the execution and delivery by such candidate of a fully completed copy of the Company’s standard director and officer questionnaire and other reasonable and customary director onboarding documentation required by the Company in connection with the appointment or election of new directors, and (ii) the Board determining in good faith such replacement candidate to be reasonably acceptable (such determination not to be unreasonably withheld, conditioned or delayed). Any replacement candidate designated by Investor shall submit to the Company the documentation contemplated in clause (i) above in this Section 2(b). Within five (5) business days following the Company’s receipt of the completed documentation (or ten (10) business days in the case of a candidate who is not a U.S. person and resident), the Company shall complete a customary background check and, if requested by the Nominating Committee, arrange an interview between the candidate and no more than two (2) members of the Board. The Nominating Committee and the Board, each acting reasonably and in good faith, shall make their determination regarding whether such candidate so qualifies pursuant to clause (ii) above in this Section 2(b) within five (5) business days of the later of (x) the completion of the background check and (y) any such interview. In the event the Nominating Committee and the Board do not accept a replacement director candidate recommended by Investor as the Qualified Replacement (it being acknowledged that the Nominating Committee and the Board cannot unreasonably withhold, condition or delay their acceptance), Investor shall have the right to designate additional replacement director(s) to fill the resulting vacancy, whose appointment shall be subject to the Nominating Committee and the Board recommending such person in accordance with the procedures described above, until a Qualified Replacement is approved and appointed to the Board. Upon a Qualified Replacement’s appointment to the Board, such Qualified Replacement shall be deemed to be an Atlas Director for all purposes under this Agreement.

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(c)(i) On the Regulatory Approvals Date and at any time thereafter until the date of the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”), Investor shall have the right to nominate one (1) director for appointment or election to the Board pursuant to Sections 2(a)(ii)(B)(1) and 2(b), subject to Investor and its Affiliates collectively beneficially owning at least five percent (5.0%) of the outstanding shares of Class A Common Stock calculated on a fully diluted basis. Following the 2027 Annual Meeting, subject to Section 2(c)(ii), for so long as Investor and its Affiliates collectively beneficially own the percentage of the outstanding shares of Class A Common Stock calculated on a fully diluted basis set forth below under the column titled “Ownership Percentage,” Investor shall have the right to nominate the number of Atlas Directors set forth below under the column titled “Number of Atlas Directors” pursuant to this Section 2.

Ownership Percentage	Number of Atlas Directors

7.5% or more	Two (2)

Less than 7.5% but 5.0% or more	One (1)

(ii)Notwithstanding anything to the contrary set forth herein, if at any time that Investor has the right to nominate at least two (2) directors pursuant to this Section 2(c), the appointment of more than one (1) Atlas Director would cause the Company to fail to comply with applicable listing requirements of The Nasdaq Stock Market, Investor shall have the right to nominate one (1) Atlas Director and, in lieu of a second Atlas Director, the right to identify one (1) individual that meets the Heightened Independence Standards for consideration as a director candidate by the Nominating Committee and the Board. To the extent that the Board reasonably determines that the proposed individual in lieu of a second Atlas Director does not meet the Heightened Independence Standards or otherwise qualify to be a director of the Company, Investor shall be permitted to propose additional individuals in accordance with procedures substantially consistent with those set forth in Section 2(b) for Qualified Replacements of Atlas Directors until an identified individual is approved as a director nominee.

(iii)On the Regulatory Approvals Date and at any time thereafter that and for so long as Investor and its Affiliates collectively beneficially own seven and one-half percent (7.5%) of the outstanding shares of Class A Common Stock calculated on a fully diluted basis, one (1) Atlas Director (which initially shall be the Initial Atlas Director) shall be appointed to the Capital Committee, which shall consist of two (2) members. The election or appointment of the Initial Atlas Director to the Capital Committee shall be effective on the Regulatory Approvals Date.

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(d)The following procedures shall be followed with respect to the designation and nomination of Atlas Directors pursuant to Section 2(c):

(i)For purposes of whether Investor has a right to nominate one or more Atlas Directors pursuant to Section 2(c), the beneficial ownership of the outstanding shares of Class A Common Stock on a fully diluted basis of Investor and its Affiliates, as applicable, shall be measured as of the record date for such meeting or written consent.

(ii)No later than February 1 of each year, Investor shall identify to the Board its designee(s) for Atlas Director(s) and provide the Company with a fully completed copy of the Company’s standard director & officer questionnaire (such notice a “Designation Notice”). Within five (5) business days following the Company’s receipt of such Designation Notice if reasonably desired by the Nominating Committee or the Board, the Company may complete a customary background check and arrange an interview with no more than two (2) members of the Board to reasonably and in good faith evaluate such designee(s) for directorship.

(iii)Within ten (10) business days of receiving a Designation Notice in accordance with Section 2(d)(ii), the Board or any authorized committee thereof shall make a good faith and reasonable determination as to the suitability of the designee(s) for Atlas Director(s) (such determination not to be unreasonably withheld, conditioned or delayed) and shall notify Investor of its determination in writing.

(iv)With respect to each stockholder vote for the general election of directors of the Company held (whether by a meeting or written consent of the stockholders of the Company) during the Ownership Period, the Company, the Nominating Committee and the Board shall nominate and recommend for approval by the Company’s stockholders Atlas Directors (up to the number Investor is entitled to designate pursuant to Section 2(c)) or, to the extent that a Atlas Director is unable to serve as a director of the Company (due to death, disability, incapacity, resignation or removal), any Qualified Replacement for election as a director of the Company, and the Company shall also solicit proxies for Atlas Directors or Qualified Replacements to the same extent as it does for any of its other nominees to the Board; provided that (A) in the event that Investor fails to send a timely Designation Notice in order for the Company to nominate a new Atlas Director, the Atlas Director(s) then currently serving as a director shall be deemed to be Investor’s designee(s) for Atlas Director(s) and (B) to the extent that the Board reasonably determines that the proposed Atlas Director does not qualify as a Qualified Replacement, Investor shall be permitted to propose additional individuals in accordance with the procedures in Section 2(b) until a Qualified Replacement is approved.

(v)Upon Investor’s and its Affiliates’ beneficial ownership of the then-outstanding Class A Common Stock on a fully diluted basis collectively falling below five percent (5.0%), all Board designation rights under this Section 2 shall terminate, and Investor shall cause each Atlas Director then serving on the Board to promptly tender an irrevocable resignation from the Board and any committee thereof, effective upon acceptance by the Board.

(e)Each of the Atlas Directors, upon appointment or election to the Board, will be governed by the same protections and obligations as all other directors of the Company, including, without limitation, protections and obligations regarding customary liability insurance for directors and officers, confidentiality, conflicts of interests, fiduciary duties, trading and disclosure policies, director evaluation process, director code of ethics, director share ownership guidelines, stock trading and pre-approval policies, and other governance matters. The Company agrees that it shall promptly offer to enter into an indemnification agreement with each Atlas Director substantially similar to the indemnification agreements, if any, then in effect with the Company’s directors when each Atlas Director becomes a member of the Board; provided that, if the Company has not entered into customary indemnification agreements with its directors, then the Company shall promptly offer to enter into an indemnification agreement with each Atlas Director on customary terms and conditions.

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(f)Commencing on the election or appointment of Atlas Directors in accordance with this Agreement and thereafter for so long as at least one (1) Atlas Director designated by Investor is serving as a member of the Board, Investor will, and will cause each of its Affiliates to, cause all shares of Class A Common Stock beneficially owned by Investor and its Affiliates as to which they are entitled to vote at any meeting of stockholders to be voted in favor of the election of each member of any slate of directors recommended by the Board that includes all director nominees designated by Investor pursuant to this Agreement with respect to such election; provided that each of the Atlas Directors on the Board shall have voted in favor of such slate of director nominees.

(g)The Company hereby agrees that during the Ownership Period it shall furnish the Atlas Directors with the same financial and operating data and other information with respect to the business, finance and properties of the Company as the Company prepares and compiles for members of its Board in the ordinary course, subject to the same confidentiality, recusal, privilege, conflict, Company policy and fiduciary duty limitations applicable to the other members of the Board.

(h)If the Company becomes a party to a consolidation, merger or other similar transaction that may result in Investor, or its Affiliates and/or the Atlas Directors being deemed to have made a disposition of equity securities of the Company or derivatives thereof for purposes of Section 16 of the Exchange Act, and if any Atlas Director is serving on the Board at such time or has served on the Board during the preceding six (6) months, (i) the Board will pre-approve such disposition of equity securities of the Company or derivatives thereof for the express purpose of exempting Investor’s, its Affiliates’ and the Atlas Directors’ interests (to the extent Investor or its Affiliates may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder and (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and the Class A Common Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition by Investor, its Affiliates and/or the Atlas Directors of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of Investor or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer, then if the Company requires that the other issuer pre-approve any acquisition of equity securities or derivatives thereof for the express purpose of exempting the interests of any director or officer of the Company or any of its subsidiaries in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder, the Company shall use reasonable best efforts to require that such other issuer pre-approve any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of Investor, its Affiliates and the Atlas Directors (for Investor and/or its Affiliates, to the extent such Persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

(i)In addition to its rights to designate director nominees pursuant to this Agreement, so long as Investor’s and its Affiliates’ beneficial ownership of the then-outstanding Class A Common Stock on a fully diluted basis is collectively at least five percent (5.0%), Investor shall have the right to appoint one (1) non-voting Board observer, who shall be entitled to attend and participate in all Board and committee meetings; provided, however, that the Board may exclude the Board observer from (a) any portion of a meeting involving matters in which Investor has a conflict of interest, as determined in good faith by a majority of the independent directors or (b) where the Board reasonably determines, upon advice of counsel, that the presence of the Board observer or the disclosure of information presented or discussed at such meeting would adversely affect the attorney-client privilege, the attorney work product doctrine or any other privilege or immunity of the Company or its counsel; and provided, further, that the Company shall have no obligation to provide to the Board observer any written materials, minutes, or other documents relating to any portion of a meeting from which the Board observer has been excluded pursuant to clause (a) or clause (b) above, or that the Board reasonably determines, upon advice of counsel, could not be disclosed to the Board observer without adversely affecting any such privilege or protection. The Board observer shall be subject to customary confidentiality obligations.

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3.Registration Rights. The Company covenants and agrees as follows:

(a)Request for Registration.

(i)If, on or after the date that is the first anniversary of the date of this Agreement, the Company shall have received a written request from one or more Holders (the Holders initiating such request, the “Initiating Holders”) that the Company effect the registration under the Securities Act of Registrable Securities with an anticipated aggregate offering price of at least $5,000,000, then the Company shall:

(A)within ten (10) days of the receipt thereof, give written notice of such request to all Holders;

(B)subject to the limitations of this Section 3(a), use its reasonable best efforts to effect a registration under the Securities Act of all of such Initiating Holders’ Registrable Securities as are specified in such request, together with all of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company as soon as practicable; and

(C)file, as promptly as reasonably practicable following receipt of such request of the Initiating Holders in all other cases, a registration statement under the Securities Act covering all the Registrable Securities that the Holders shall in writing request to be included in such registration and to use its reasonable best efforts to have such registration statement declared effective.

(ii)If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 3(a) and the Company shall include such information in the written notice referred to in Section 3(a)(i)(A). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All parties proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 3(d)(v)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Holders of a majority of the Registrable Securities to be included in the underwriting and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 3(a), if, in the case of a registration requested pursuant to Section 3(a), the underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise the Company and all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated pro rata among all Holders thereof desiring to participate in such underwriting (proportionate to the number of Registrable Securities then held by each such Holder). No Registrable Securities requested by any Holder to be included in a registration pursuant to Section 3(a) shall be excluded from the underwriting unless all securities other than Registrable Securities are first excluded.

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(iii)Notwithstanding the foregoing provisions of this Section 3(a), the Company shall not be obligated to effect, or take action to effect any registration pursuant to this Section 3(a) after the Company has already effected two (2) registrations initiated by the Holders pursuant to Section 3(a) in the immediately preceding twelve (12) month period; provided, however, that no registration of Registrable Securities that shall not have become and remained effective in accordance with Section 3(d) shall be deemed to be a registration for any purpose of this Section 3(a) unless such registration was withdrawn at the request of the Holders except under the circumstances described in the last clause of the first sentence of Section 3(f).

(iv)Notwithstanding the foregoing provisions of this Section 3(a), in the event that the Company is requested to file any registration statement pursuant to this Section 3(a), the Company shall not be obligated to effect the filing of such registration statement:

(A)during the six (6)-month period following the effective date of any other registration statement on Form S-1 or S-3 pertaining to an underwritten public offering of securities for the account of the Company; or

(B)if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 3(c) below; or

(C)if the Registrable Securities to be included in the registration statement could be sold without restriction under SEC Rule 144 within a ninety (90)-day period and the Company is currently subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act; or

(D)if the Company shall furnish to the Holders requesting such registration statement a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board (as evidenced by a written resolution of the Board), it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed or to remain effective as long as such registration statement would otherwise be required to remain effective, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request for registration from the applicable Initiating Holders; provided, however, that the Company may not utilize the right set forth in this Section 3(a)(iv)(D) more than once in any twelve (12)-month period.

(b)Company Registration. If, at any time on or after the date that is the first anniversary of the date of this Agreement, the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its capital stock or other equity securities (or securities convertible into equity securities) under the Securities Act in connection with the public offering of such securities (other than a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a transaction described in Rule 145(a) of the Securities Act, a registration in which the only securities being registered is Class A Common Stock issuable upon conversion of debt securities that are also being registered, or a registration on Form S-4), the Company shall, at such time, promptly give each Holder of any Registrable Securities written notice of such registration. Upon the written request of any such Holder, given within twenty (20) days after mailing of such notice by the Company, the Company shall use its reasonable best efforts to cause a registration statement covering the Registrable Securities that each such Holder has requested to be registered to become effective under the Securities Act; provided, however, that if the underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be included in such offering, then the number of selling stockholder securities to be included shall be reduced pro rata among all selling stockholders (including the Holders and any other stockholder exercising piggyback registration rights) in proportion to the number of securities each such selling stockholder has requested to be included. The Company shall have the right, in its sole discretion, to terminate or withdraw, and shall otherwise be under no obligation to complete, any offering of its securities it proposes to make under this Section 3(b) and shall incur no liability to any Holder for its failure to do so, whether or not such Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be paid by the Company in accordance with Section 3(g).

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(c)Shelf Registration.

(i)In case the Company shall receive from one or more Holders, at any time on or after the date that is the first anniversary of the date of this Agreement, a written request or requests that the Company effect a Shelf Registration with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(A)promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(B)use its reasonable best efforts to effect such registration as soon as practicable, and in any event to file within sixty (60) days of the receipt of such request a Shelf Registration Statement under the Securities Act covering all of the Registrable Securities which such Holders have requested to be registered and to use its reasonable best efforts to have such registration statement become effective, and to effect such qualification or compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3(c) if: (x) the Company shall furnish to the Holder or Holders requesting a registration statement pursuant to this Section 3(c) a certificate signed by the Company’s Chief Executive Officer stating that, in the good faith judgment of the Board (as evidenced by a written resolution of the Board), it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of such Holder or Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12)-month period; or (y) during the period ending six (6) months after the effective date of a registration statement filed pursuant to Section 3(a).

(ii)If the Holders intend to distribute any of the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 3(c) and the Company shall include such information in the written notice referred to in Section 3(c)(i)(A). The provisions of Section 3(a)(ii) shall be applicable to such request (with the substitution of Section 3(c) for references to Section 3(a)).

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(d)Obligations of the Company. Whenever required under this Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable:

(i)prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of at least a majority of the Registrable Securities registered thereunder, keep such registration statement effective for (A) in the case of a registration required pursuant to Section 3(a), up to one hundred twenty (120) days or until such earlier time at which the distribution of securities contemplated by such registration statement has been completed and (B) in the case of a registration required pursuant to Section 3(c), the earlier of (x) such time as all Registrable Securities registered thereunder have been sold, and (y) such time as all Registrable Securities registered thereunder may be sold without restriction under SEC Rule 144 (such applicable period, the “Effectiveness Period”);

(ii)prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its reasonable best efforts to cause each such amendment and supplement to become effective, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the Effectiveness Period;

(iii)furnish to the Holders, such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(iv)use its reasonable best efforts to register or qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such states and jurisdictions as shall be reasonably requested by the Holders, except that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or file a general consent to service of process in any such state or jurisdiction unless already subject to such qualification, taxation or service;

(v)in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(vi)notify each Holder covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly file such amendments and supplements which may be required pursuant to Section 3(d)(ii) on account of such event and use its reasonable best efforts to cause each such amendment and supplement to become effective;

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(vii)use its reasonable best efforts to have furnished, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 3, if such securities are being sold through underwriters, to such underwriters on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 3: (A) an opinion or opinions, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and (B) a “comfort” letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any;

(viii)apply for listing and use its reasonable best efforts to list the Registrable Securities being registered on any national securities exchange on which a class of the Company’s equity securities is then listed;

(ix)notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(x)after such registration statement becomes effective, notify each selling Holder in writing of any request by the Commission that the Company amend or supplement such registration statement or prospectus;

(xi)provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto; and

(xii)without in any way limiting the types of registrations to which this Section 3 shall apply, in the event that the Company shall effect a Shelf Registration, the Company shall take all reasonable action, including, without limitation, the filing of post-effective amendments, to permit the Holders to include their Registrable Securities in such registration in accordance with the terms of this Section 3.

(e)Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 in respect of the Registrable Securities of any selling Holder that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities and the intended method of disposition of such securities, as shall be reasonably requested by the Company in connection with registration of its Registrable Securities.

(f)Expenses of Demand Registration. All expenses other than underwriters’ or brokers’ discounts and commissions relating to Registrable Securities incurred in connection with each registration, filing or qualification pursuant to Section 3(a), including (without limitation) all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (up to a maximum amount of $50,000), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration begun pursuant to Section 3(a) if the registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Registrable Securities to be registered in such registration (in which case all participating Holders shall bear such expenses pro rata in accordance with the number of Registrable Securities that were to be registered thereunder by each such Holder), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 3(a); and provided, further, that if at the time of any withdrawal described in the foregoing clause the Holders have learned of a material adverse change in the condition, business or prospects of the Company (other than a change in market demand for its securities or in the market price thereof) from that known to the Holders requesting such registration at the time of their request that makes the proposed offering unreasonable in the good faith judgment of such Holders, then the Holders shall not be required to pay any of such expenses and the right to one demand registration pursuant to Section 3(a) shall not be forfeited. All underwriters’ and brokers’ discounts and commissions relating to Registrable Securities included in any registration effected pursuant to Section 3(a) will be borne and paid ratably by the Holders of such Registrable Securities on the basis of the number of Registrable Securities registered on their behalf.

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(g)Expenses of Company Registration and Shelf Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to any registration pursuant to Section 3(b) or Section 3(c) for each Holder, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders (up to a maximum amount of $35,000, if the registration is pursuant to Section 3(b) or is a Shelf Registration on Form S-3 pursuant to Section 3(c), and $50,000, if the registration is a Shelf Registration on Form S-1 pursuant to Section 3(c)). Underwriters’ and brokers’ discounts and commissions relating to Registrable Securities included in any registration effected pursuant to Section 3(b) or Section 3(c) will be borne and paid ratably by the Holders of such Registrable Securities on the basis of the number of Registrable Securities sold on their behalf.

(h)Underwriting Requirements in Company Registration; Market Stand-Off.

(i)In connection with the registration or offering of the Company’s securities, upon the reasonable request of the Company and the managing underwriter of any underwritten offering of the Company’s securities, each Holder agrees not to sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of, any Registrable Securities (other than those included in the registration) without prior written consent of the Company, or such underwriters, as the case may be, for such period of time (not to exceed ninety (90) days from the effective date of such registration or offering thereafter) as the Company and the managing underwriter may reasonably specify; provided, however, that:

(A)all executive officers and directors of the Company then holding Class A Common Stock of the Company shall enter into similar agreements for not less than the time period required of the Holders hereunder; and

(B)the Holders shall be allowed any concession or proportionate release allowed to any officer or director that entered into similar agreements.

(i)Suspension. Notwithstanding anything herein to the contrary, the Company may suspend the use of any registration statement filed hereunder and any related prospectus, if the Company shall have furnished to the Holders of Registrable Securities included on such registration statement a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board (as evidenced by a written resolution of the Board), because of valid business reasons, including without limitation any proposal or plan of the Company or any of its subsidiaries to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other transaction, or because of required disclosure or filings with the Commission, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the affected Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension (and, upon receipt of such notice, each Holder agrees not to sell any securities pursuant to the registration statement until such Holder is advised in writing that the related prospectus may be used, which notice the Company agrees to provide promptly following the lapse of the event or circumstances giving rise to such suspension); provided, however, that (A) no single suspension period under this Section 3(i) shall exceed forty-five (45) days, (B) the aggregate number of days during which the Company exercises any combination of its rights under this Section 3(i), Section 3(a)(iv)(D) and Section 3(c)(i)(B)(x) shall not exceed ninety (90) days in any twelve (12)-month period, and (C) the Company shall not be permitted to exercise any such right more than twice in any twelve (12)-month period. Each such Holder shall keep confidential any communications received by it from the Company regarding the suspension of the use of a registration statement and related prospectus (including the fact of the suspension), except as required by applicable law.

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(j)Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 3:

(i)To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, members, agents and employees of each Holder, legal counsel and accountants for each such Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter or other aforementioned Person within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any issuer information (as defined in Rule 433 under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made in the case of any prospectus, not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or federal securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state or federal securities law. The Company will promptly reimburse each such Holder, officer, director, partner, member, agent, employee, legal counsel, accountants, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as incurred. The indemnity agreement contained in this Section 3(j)(i) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon (A) a Violation that occurs in reliance upon and in conformity with written information furnished to the Company expressly for use in such registration by or on behalf of such Holder or (B) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus and corrected in a final, amended or supplemented prospectus (including a free writing prospectus) delivered to such Holder or underwriter a reasonable period of time prior to the time of such sale, and such Holder or underwriter failed to deliver a copy of such final, amended or supplemented prospectus (including a free writing prospectus) at or prior to the time of sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which the delivery of such final, amended or supplemented prospectus (including a free writing prospectus) would have eliminated such loss, claim, damage or liability.

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(ii)Each Holder that includes any Registrable Securities in any registration statement will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any registration statement or prospectus and agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, each other selling Holder and each Person, if any, who controls a selling Holder within the meaning of the Securities Act against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, Holder or controlling Person may become subject, under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in such registration, and each such Holder will promptly reimburse any legal or other expenses reasonably and actually incurred by the Company or any such director, officer, Holder or controlling Person in connection with investigating or defending any such loss, claim, damage, liability, or action, as incurred; provided, however, that the liability of any Holder hereunder shall be limited to the proceeds from the offering received by such Holder (net of any underwriting discounts, commissions or other selling expenses); and provided, further, that the indemnity agreement contained in this Section 3(j)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld, conditioned or delayed), nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final, amended or supplemented prospectus (including a free writing prospectus), and the Company or such underwriter failed to deliver a copy of such final, amended or supplemented prospectus (including a free writing prospectus) at or prior to the time of sale of the securities to the Person asserting any such loss, claim, damage or liability and the delivery of such final, amended or supplemented prospectus (including a free writing prospectus) would have eliminated such loss, claim, damage or liability. The obligations of the Holders hereunder are several, not joint.

(iii)Promptly after receipt by an indemnified party under this Section 3(j) of notice of the commencement of any action (including any governmental action) for which the party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3(j), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 3(j) to the extent, and only to the extent, of such prejudice.

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(iv)In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (A) any indemnified party exercising rights under this Agreement, or any controlling Person of any such indemnified party, makes a claim for indemnification pursuant to this Section 3(j) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3(j) provides for indemnification in such case, or (B) contribution under the Securities Act may be required on the part of any such indemnifying party or any such controlling Person in circumstances for which indemnification is provided under this Section 3(j), then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damages or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damages or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any other amounts paid by such Holder pursuant to this Section 3(j), shall exceed the aggregate net proceeds received by such Holder in the offering out of which such loss, liability, claim, damage or expense arose. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, in no event shall such Holder’s liability pursuant to this Section 3(j)(iv), when combined with any amounts paid or payable by such Holder pursuant to Section 3(j)(ii), exceed proceeds received by such Holder from the offering out of which the loss, liability, claim, damage or expense arose (net of any underwriting discounts, commissions or other selling expenses).

(v)Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten offering, the obligations of the Company and the Holders under this Section 3(j) shall survive the sale, if any, of the Registrable Securities and the completion of any offering of Registrable Securities in a registration statement.

(k)Reports Under the Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to have the resale of the Registrable Securities registered pursuant to a registration statement on Form S-3, the Company shall use its reasonable best efforts to:

(i)make and keep adequate public information available, as those terms are understood and defined in SEC Rule 144, for so long as the Company is subject to the periodic reporting requirements under Section 13 or Section 15(d) of the Exchange Act;

(ii)take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

(iii)file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

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(iv)furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (A) a written statement by the Company as to its compliance with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), and (B) such other documents as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

(l)Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 3 may be assigned by any Holder to a “permitted transferee” pursuant to this Section 3(l) and by such transferee to a subsequent permitted transferee, but only if such rights are transferred with all related obligations hereunder. A “permitted transferee” means (i) any Affiliate of Investor or any investment fund or managed account managed or advised by Investor or an Affiliate of Investor, or (ii) any other Person or entity that acquires Registrable Securities from the Holder in a single transaction and, following such transfer, beneficially owns Registrable Securities representing at least two percent (2.0%) of the then-outstanding Class A Common Stock on a fully diluted basis; provided that, in each case, such transferee enters into a written joinder to this Agreement in form and substance reasonably acceptable to the Company.

(m)Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company relating to registration rights unless such agreement includes: (i) to the extent such agreement would allow such holder or prospective holder to include such securities in any registration statement filed under Section 3(a), Section 3(b) or Section 3(c) hereof, a provision that the number of securities of such holder or prospective holder that may be included in any such registration shall be reduced pro rata with the Registrable Securities of the Holders in the event an underwriter or the Company (in the case of a non-underwritten offering) determines that the total number of securities to be included must be limited, such that the Holders shall not be treated less favorably than such other holder or prospective holder with respect to any such cutback; and (ii) in the case of any holder or prospective holder that does not beneficially own, or would not upon issuance beneficially own, at least five percent (5.0%) of the then-outstanding Class A Common Stock on a fully diluted basis, a provision preventing such holder or prospective holder from making a demand for registration; provided, however, that the restriction set forth in clause (ii) shall not apply to the grant of rights permitting a holder or prospective holder to sell registrable securities pursuant to or off of an effective Shelf Registration Statement (including any shelf takedown or resale registration right that does not itself constitute a right to demand the filing of a new registration statement).

(n)Termination of Registration Rights. The registration obligations of the Company pursuant to this Section 3 shall terminate with respect to any Holder on the first date upon which all of the remaining Registrable Securities then held or issuable to such Holder (together with any other Affiliate of Holder) could be sold under SEC Rule 144 without restriction.

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4.ROFO Rights.

(a)Sale of New Securities. Subject to the terms and conditions of this Section 4, Investor shall have the right to purchase up to its pro rata share (based on its beneficial ownership of the then-outstanding Class A Common Stock on a fully diluted basis) of all issuances of equity or securities convertible into, exercisable for, or exchangeable for equity in the Company from the Closing Date to the earliest of (i) the third (3rd) anniversary of the date of this Agreement, (ii) the date Investor and its Affiliates collectively beneficially own less than seven and one-half percent (7.5%) of the then-outstanding shares of Class A Common Stock calculated on a fully diluted basis, and (iii) the consummation of a Change of Control (as defined below), if at any time or from time to time after the Closing Date, the Company makes any public or non-public offering of any equity securities (including Class A Common Stock or preferred shares, options or debt that is convertible into, exercisable for, or exchangeable for equity securities or that includes an equity component, such as an “equity” kicker, including any hybrid security) (any such security, a “New Security”) for cash (other than (i) pursuant to the granting of employee equity awards, in each case in the ordinary course of equity compensation awards or stock purchase plans or dividend reinvestment plans, (ii) issuances for the purposes of consideration in acquisition transactions, (iii) issuances of Class A Common Stock pursuant to at-the-market offering, equity line of credit and similar programs, (iv) issuances in connection with any rights offering to all stockholders of the Company on a pro-rata basis, (v) issuances upon the conversion, exchange or exercise of any outstanding convertible securities, warrants or options existing as of the date hereof or issued after the date hereof in compliance with this Agreement, (vi) issuances pursuant to the Equity Interest Payment Agreement, dated January 24, 2025, by and among the Company, Atlas Capital Resources (A9) LP, Atlas Capital Resources (A9-Parallel) LP and Atlas Capital Resources (P) LP, or (vii) issuances pursuant to the sponsor incentive rights under the Other Investor Rights Agreement (as defined in the Subscription Agreement)), Investor shall be afforded the opportunity to acquire from the Company for the same price and on the same terms as such New Securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its then proportionate Class A Common Stock-equivalent interest. The amount of New Securities that Investor shall be entitled to purchase in the aggregate shall be determined by multiplying (A) the total number of such offered shares of New Securities by (B) a fraction, the numerator of which is the number of shares of Class A Common Stock beneficially owned by Investor, and the denominator of which is the number of shares of Class A Common Stock then outstanding on a fully diluted basis (including, for the avoidance of doubt, all shares of Class A Common Stock issuable upon conversion of all outstanding shares of Class B Common Stock). For purposes of this Section 4, “Change of Control” means any merger, consolidation, sale of all or substantially all of the Company’s assets, or any other transaction or series of related transactions as a result of which any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) other than Investor and its Affiliates acquires beneficial ownership of more than fifty percent (50%) of the combined voting power of the Company’s then-outstanding securities.

(b)Notice. In the event the Company proposes to offer New Securities, it shall deliver to Investor a written notice describing in reasonable detail the material terms of the proposed offering, including the type of securities proposed to be sold, the aggregate amount sought to be raised, the aggregate amount that Investor has the right to purchase, the anticipated pricing methodology, the anticipated closing timeline and the other material terms upon which the Company proposes to offer the same, no later than ten (10) business days prior to the commencement of such offer or sale, as the case may be, or six (6) business days prior to the commencement of such offer in the case of an underwritten public offering of Class A Common Stock or preferred shares on an “overnight” or equivalent expedited offering (an “Expedited Offering”). Investor shall have seven (7) business days (four (4) business days in the case of an Expedited Offering) from the date of receipt of such a notice to notify the Company in writing that it intends to exercise such purchase rights and as to the amount of New Securities Investor desires to purchase. Such notice shall constitute a non-binding indication of interest to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it. The failure of Investor to respond within such seven (7) business day period (or four (4) business day period in the case of an Expedited Offering) shall be deemed to be a waiver of the rights under this Section 4 only with respect to the offering described in the applicable notice.

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(c)Purchase Mechanism. If rights are exercised pursuant to this Section 4, the closing of the purchase of the New Securities with respect to which such right has been exercised shall occur simultaneously with the closing of the applicable offering or as promptly as practicable thereafter, subject to receipt of any required regulatory or stockholder approval. The Company may consummate the applicable offering before Investor’s purchase if delaying the offering would reasonably be expected to adversely affect the Company or the financing, in which case the Company shall use reasonable best efforts to provide Investor with a post-closing opportunity to purchase its applicable portion of the New Securities on the same terms, to the extent permitted by applicable law and listing standards of The Nasdaq Stock Market or the national securities exchange on which the Company’s Class A Common Stock is then listed. Each of the Company and Investor agrees to use its reasonable best efforts to secure any regulatory or other consents or stockholder approval, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(d)Failure of Purchase. In the event rights provided in this Section 4 are not exercised within the prescribed period or, if so exercised, Investor is unable to consummate such purchase within the time period specified in Section 4(c) above, the Company shall thereafter be entitled during the period of sixty (60) days following the conclusion of the applicable period to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within thirty (30) days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4 or that Investor is unable to purchase because of such failure to obtain any such consent or approval, at a price per security not less than the price specified in the Company’s notice to Investor and on terms not materially more favorable to the purchasers thereof than those set forth in such notice. In the event the terms upon which the New Securities are proposed to be offered to third parties are materially more favorable to such third parties than those specified in the Company’s notice to Investor, the Company shall promptly provide written notice to Investor of such revised terms, and Investor shall have seven (7) business days following receipt of such notice to elect to purchase up to its pro rata share of the New Securities at such revised, more favorable terms. If Investor elects to participate, the closing shall occur simultaneously with, or promptly following, the closing with such third parties. If Investor does not elect to participate within such seven (7) business day period, the Company may proceed to sell the New Securities to such third parties on such revised terms without any further obligation to Investor with respect to such offering. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within the sixty (60) day period specified above (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to Investor in the manner provided above.

(e)Assignment. Investor may assign its rights pursuant to this Section 4 to one or more of its Affiliates.

5.Sponsor Incentive. Investor will be entitled to project-level acquisition fees and/or promote incentives (the “Sponsor Incentive”), to be paid in the form of cash or shares of Class A Common Stock, for services provided to the Company after the date of this Agreement relating to finding properties to be used as powered land that results in an acquisition and finding appropriate tenants; provided, that (i) any such fees shall be on arm’s-length terms and at rates consistent with market practice for comparable services and (ii) any such arrangement shall be subject to the prior approval of a majority of the Company’s independent and disinterested directors; to the extent required pursuant to the Company’s Related Party Transaction Policy, the Audit Committee of the Board; and to the extent required pursuant to applicable law or regulation, the United States Federal Energy Regulatory Commission and the New York State Public Service Commission.

6.Recapitalization or Exchange Affecting the Company’s Capital Stock. The provisions of this Agreement shall apply in accordance with its terms with respect to all of the shares of beneficial interest of the Company or any successor thereto (including a successor by merger or consolidation) or that may be issued in respect of, in exchange for, or in substitution of such shares, as applicable, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

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7.Confidentiality. Investor will, and will direct its Affiliates and its and their respective representatives to, keep confidential any Confidential Information concerning the Company, its subsidiaries or its Affiliates that may be furnished to Investor, its Affiliates or their respective representatives by or on behalf of the Company or any of its representatives pursuant to this Agreement, provided that the Confidential Information may be disclosed (a) to Investor’s Affiliates, its and their, direct and indirect equityholders, limited partners or members and its and their respective representatives on a need-to-know basis (including in connection with investor reporting activities) (provided that Investor’s Affiliates and the respective representatives agree to maintain the confidentiality of such Confidential Information and Investor will remain liable for any damages arising out of a failure by Investor’s Affiliates and the respective representatives to keep such Confidential Information confidential in accordance with the provisions hereof unless such Affiliate or representative has entered into a confidentiality agreement enforceable by the Company), and (b) in the event that Investor, any of its Affiliates or any of its or their respective representatives are requested or required by applicable law, regulation, judgment, stock exchange rule or other applicable judicial or governmental process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, in each of which instances Investor, its Affiliates and its and their respective representatives, as the case may be, shall, to the extent legally permitted, provide notice to the Company sufficiently in advance of any such disclosure so that the Company will have a reasonable opportunity to timely seek to limit, condition or quash such disclosure. Investor acknowledges that it is aware, and that it has advised and will advise its Affiliates and its and their respective representatives who receive the Confidential Information, that applicable securities laws prohibit any Person who has received material non-public information concerning the Company from purchasing or selling securities of the Company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities, and Investor agrees to comply, and to cause its Affiliates and its and their respective representatives to comply, with all applicable federal and state securities laws with respect to the Confidential Information.

8.Miscellaneous.

(a)Successors and Assigns. Except as set forth in Section 3(l) and Section 4(e), any assignment of this Agreement or any of the rights or obligations under this Agreement by any of the parties hereto (whether by operation of law or otherwise) shall be void, invalid and of no effect without the prior written consent of the other parties hereto; provided, however, that the rights under this Agreement may be assigned (but only with all related obligations) by Investor to one or more of its Affiliates so long as the assignee(s) agree in writing to be bound by the terms and conditions of this Agreement; provided, further, that any such assignment shall not release, or be construed to release the assignor from its duties and obligations under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

(b)Termination. This Agreement shall terminate at such time as Investor and its Affiliates collectively beneficially own less than two percent (2.0%) of the then-outstanding Class A Common Stock calculated on a fully diluted basis, or if earlier, at such time as all Registrable Securities then held or issuable to Investor and its Affiliates could be sold without restriction under SEC Rule 144; provided that (i) the participation rights set forth in Section 4 shall terminate as provided therein, and (ii) the board nomination and observer rights set forth in Section 2 shall terminate as provided therein; and provided further that any termination of this Agreement shall not relieve any party from liability for any breach of this Agreement prior to such termination.

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(c)Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of New York, without regard to choice of or conflict of law provisions or rules that would result in the application of any law other than the law of the State of New York.

(d)Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by portable document format (pdf) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

(f)Notices. All notices, requests, demands, and other communications hereunder shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a), as follows:

If to the Company:

1159 Pittsford-Victor Road, Suite 240
Pittsford, New York 14534
Attention: Chief Executive Officer
Telephone: ***
E-mail: ***

with a copy (which shall not constitute notice) to:

Raines Feldman Littrell LLP
1350 Avenue of the Americas
New York, New York 10019
Attention: Gregg Shulklapper
E-mail: ***

and

Olshan Frome Wolosky LLP
1325 Avenue of the Americas, 15th Floor
New York, New York 10019
Attention: Kenneth Silverman
E-mail: ***

If to Investor:

Atlas GREE Investment Holdco LLC

c/o Atlas Holdings LLC
100 Northfield Street
Greenwich, CT 06830
Attention: Michael O’Donnell
Telephone: ***
E-mail: ***

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with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention: Mark Cognetti and Laura Acker
Telephone: ***
E-mail: ***

(g)Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of all parties hereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(h)Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

(i)Entire Agreement. This Agreement (including any Schedules hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof.

(j)Governing Documents. Subject to compliance with applicable laws, rules and regulations, the Company shall take or cause to be taken all lawful action necessary to ensure that, at all times during the Ownership Period, the Governing Documents are not inconsistent with the provisions of this Agreement. The Governing Documents shall continue to allow attendance at meetings of the Board and the committees of the Board through telephone conference or video conference.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GREENIDGE GENERATION HOLDINGS INC.

By:
	Name:	Jordan Kovler
	Title:	Chief Executive Officer

ATLAS GREE INVESTMENT HOLDCO LLC

By:
	Name:	Timothy J. Fazio
	Title:	President

[Signature Page to Investor Rights Agreement]

ANNEX I
Fourth Amended and Restated 2021 Equity Incentive Plan

GREENIDGE GENERATION HOLDINGS INC.

FOURTH AMENDED AND RESTATED

2021 EQUITY INCENTIVE PLAN

1.Purpose; Eligibility.

1.1.General Purpose. The name of this plan is the Fourth Amended and Restated Greenidge Generation Holdings Inc. 2021 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Greenidge Generation Holdings Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2.Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3.Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

2.Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company, including, without limitation, any corporation that is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Section 424(e) or (f) of the Code, and any other non-corporate entity that would be such a subsidiary corporation if such entity were a corporation.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

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“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant: (a) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

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“Change in Control” means (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) the acquisition by any Person of Beneficial Ownership of more than 50% (on a fully diluted basis) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, taking into account as outstanding for this purpose Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire Common Stock (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination. The foregoing notwithstanding, if the Award constitutes non-qualified deferred compensation under Section 409A of the Code, in no event shall a Change in Control be deemed to have occurred unless such change shall satisfy the definition of a change in control under Section 409A of the Code.

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“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the compensation committee of the Board, or if no such committee has been established, the full Board, or a committee of one or more members appointed to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the Class A common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting, independent contractor or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service; provided that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted, including, but not limited to, in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

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“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates. The foregoing notwithstanding, if the Award is subject to Section 409A of the Code, in no event shall a Disability be deemed to have occurred unless such disability satisfies the requirements of Section 409A of the Code.

“Effective Date” shall mean the date this Plan is approved by the Company’s stockholders.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, unless the Committee in its discretion approves an alternative valuation methodology, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or similar publication. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons; provided that if an Award is subject to Section 409A of the Code, then the Fair Market Value shall be determined in accordance with Section 409A of the Code.

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“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

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“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and may include the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) achieving research and development goals and milestones; (x) achieving product commercialization goals; and (y) other criteria as may be set by the Committee from time to time.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph, provided that if the Award is subject to Section 409A of the Code, such accelerated vesting does not violate the rules of Code Section 409A. The Committee shall, within the first 90 days of a Performance Period (or, such longer or shorter time period as the Committee shall determine) define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or such longer or shorter time period as the Committee shall determine) or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.

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“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

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3.Administration.

3.1.Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan and the provisions of Section 409A of the Code (if applicable), the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)to construe and interpret the Plan and apply its provisions;

(b)to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)to determine the number of shares of Common Stock to be made subject to each Award;

(h)to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k)to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l)to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

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(m)to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(n)to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o)to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.2.Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3.Delegation. The Committee may delegate administration of the Plan to a subcommittee or subcommittees of one or more members of the Committee, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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3.4.Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5.Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.Shares Subject to the Plan.

4.1.Subject to adjustment in accordance with Section 11, a total of 5,083,111 shares of Common Stock shall be available for the grant of Awards under the Plan.

4.2.Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3.Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan on a one-for-one basis. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.3 shall be added back to the number of shares of Common Stock available for the grant of Awards under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

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5.Eligibility.

5.1.Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2.Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1.Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2.Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3.Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

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6.4.Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5.Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6.Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

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6.7.Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event, provided that if such Award is subject to Section 409A of the Code, such acceleration of vesting and exercisability complies with the provisions of Section 409A of the Code.

6.8.Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9.Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10.Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11.Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

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6.12.Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.Provisions of Awards Other Than Options.

7.1.Stock Appreciation Rights.

(a)General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”). All such grants shall be exempt from, or comply with, the provisions of Section 409A of the Code.

(b)Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event, provided that if such Award is subject to Section 409A of the Code, such acceleration of vesting and exercisability complies with the provisions of Section 409A of the Code.

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(e)Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2.Restricted Awards.

(a)General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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(b)Restricted Stock and Restricted Stock Units.

(i)Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall similarly be held in escrow by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends so placed in escrow at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so placed in escrow by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, if permitted in Section 409A of the Code, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall not be paid but shall be credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

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(c)Restrictions.

(i)Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event, provided that if such Award is subject to Section 409A of the Code, such acceleration is consistent with the provisions of Section 409A of the Code.

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(e)Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3.Performance Share Awards.

(a)Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

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7.4.Performance Compensation Awards.

(a)General. The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award.

(b)Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or such shorter or longer time period as the Committee shall determine) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c)Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or such shorter or longer time period as the Committee shall determine), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

(d)Payment of Performance Compensation Awards.

(i)Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

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(iii)Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period.

(iv)Use of Discretion. The Committee shall not have the discretion to grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained.

(v)Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

8.Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.Miscellaneous.

10.1.Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest, provided that if such Award is subject to Section 409A of the Code, any such acceleration or exercisability or vesting is in compliance with the provisions of Section 409A of the Code.

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10.2.Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3.No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4.Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5.Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

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11.Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.Effect of Change in Control.

12.1.In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise, notwithstanding any provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights shall become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units.

12.2.In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3.The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

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13.Amendment of the Plan and Awards.

13.1.Amendment of Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided that (a) no amendment to the persons eligible to receive Awards set forth in Section 1.2 or to the maximum number of shares as to which Awards may be granted set forth in Section 4.1 (except for adjustments pursuant to Section 11), shall be made without stockholder approval, and (b) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any Applicable Laws (including, without limitation, as necessary to comply with any tax or regulatory requirement applicable to this Plan); and provided further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

13.2.Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.3.No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.4.Amendment of Awards. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

14.General Provisions.

14.1.Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2.Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

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14.3.Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4.Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5.Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program. All of such programs and procedures shall be consistent with the rules of Section 409A of the Code.

14.6.Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7.Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8.Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.

14.9.No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10.Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11.Section 409A. The Plan and all Awards granted under the Plan are intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan and all Awards Agreements shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan or Award Agreement during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

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14.12.Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13.Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14.Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.15.Expenses. The costs of administering the Plan shall be paid by the Company.

14.16.Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17.Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18.Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

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15.Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof, provided any such suspension or termination is consistent with the provisions of Section 409A of the Code. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.Choice of Law. Except to the extent governed by Federal law, the law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

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